UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a -12

NORD RESOURCES CORPORATION
(Name of Registrant as Specified In Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.
[X]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)           Title of each Class of securities to which transaction applies:

Common Stock, par value $0.01 per share of Nord Resources Corporation (“our common stock”).

2)            Aggregate number of securities to which transaction applies:

A total of 43,197,878 shares of our common stock, comprised of: (i) 33,963,043 outstanding shares of our common stock; (ii) 2,689,998 options to purchase our common stock with exercise prices of less than $1.27 per share; (iii) 5,370,394 warrants to purchase our common stock with exercise prices of less than $1.27 per share; (iv) 1,060,000 shares issuable upon conversion of outstanding convertible promissory notes; and (v) 114,443 shares issuable upon conversion of outstanding deferred stock units.

3)            Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined based upon the sum of:

(i)	33,963,043 shares of our common stock multiplied by $1.27 per share,

(ii)

options to purchase 2,689,998 shares of our common stock with exercise prices less than $1.27 per share, multiplied by $0.66 per share (which is the difference between $1.27 and the weighted average exercise price per share of $0.61);

(iii)

warrants to purchase 5,370,394 shares of our common stock with exercise prices less than $1.27 per share, multiplied by $0.81 per share (which is the difference between $1.27 and the weighted average exercise price per share of $0.46);

(iv)	convertible promissory notes convertible into 1,060,000 shares of our common stock multiplied by $1.27 per share;

(v)	deferred stock units to purchase 114,443 shares of our common stock multiplied by $1.27 per share;

The filing fee was determined by multiplying the sum of the previous sentence by $0.000107.

4)            Proposed maximum aggregate value of transaction:

$50,750,025

5)            Total fee paid:

$5,430.25

[ ]	Fee paid previously with preliminary materials:

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.

	3)	Filing Party:

	4)	Date Filed:

NORD RESOURCES CORPORATION
1 West Wetmore Road, Suite 203
Tucson, Arizona, 85705

MERGER PROPOSAL – YOUR VOTE IS IMPORTANT

Dear Stockholder:

          On behalf of the board of directors of Nord Resources Corporation, I cordially invite you to attend a special meeting of stockholders to be held at <> on <> <>, 2006 at <>:00 a.m. Pacific Time.

          At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger dated October 23, 2006, by and among Nord Resources Corporation, Platinum Diversified Mining, Inc. (“Platinum”), Platinum Diversified Mining USA, Inc. (“Platinum USA”), and PDM Merger Corp. (“Merger Sub”) and approve the merger contemplated by the Agreement and Plan of Merger. Merger Sub is a wholly-owned subsidiary of Platinum USA, which in turn is a wholly-owned subsidiary of Platinum. By adopting the Agreement and Plan of Merger and approving the merger, you will be approving the appointment of CuShaman LLC as representative of our stockholders under the holdback escrow agreement to be established under the Agreement and Plan of Merger. CuShaman LLC is a limited liability corporation owned by our chairman, Mr. Ronald A. Hirsch.

          I enthusiastically support this transaction and join the other members of our board of directors in recommending that you vote for the adoption of the merger agreement and the approval of the merger.

          If the merger is completed, we will become a direct subsidiary of Platinum USA and an indirect subsidiary of Platinum and we will no longer have our shares traded on the OTC Pink Sheets. We are asking our stockholders to adopt the merger agreement and approve the merger.

          If we complete the merger, our stockholders will receive:

•	an amount in cash that we refer to as the “per share merger consideration” for each share of common stock that is outstanding immediately prior to the effective time of the merger; and

•

a contingent right to receive an amount in cash that we refer to as the “per share net holdback consideration” for each share of common stock that is outstanding immediately prior to the effective time of the merger which will equal a pro rata share of the amounts remaining, if any, of:

o

a holdback amount of $3,000,000 that will be available for a period of six months to indemnify Platinum and its subsidiaries for damages arising from certain breaches by us of the merger agreement and expenses associated with our stock options and certain other matters, plus

	o	a $250,000 advance fund on account of expenses to be provided to CuShaman LLC as stockholder representative in connection with the holdback amount.

          We estimate that the per share merger consideration will equal $1.20 per share. We estimate that the per share net holdback consideration will equal $0.07 per share, prior to deduction of fees and expenses associated with the escrow arrangement for the holdback and expenses of the stockholder representative, if there are no claims for damages made against the holdback amount.

          The per share merger consideration will be paid to stockholders on consummation of the merger. The per share net holdback consideration will be payable to our stockholders upon expiry of the holdback period and also upon resolution of any contested claims for damages. All payments will be without interest and subject to applicable withholding taxes.

          The merger has been approved by a special committee of our board of directors comprised of independent directors who considered a fairness opinion of an independent financial advisor in reaching their determination. Our board of directors has carefully reviewed and considered the terms and conditions of the merger agreement and proposed merger and the recommendation of the special committee. Based on this review and the recommendation of the special committee, our board of directors (i) determined that the merger and the other transactions contemplated by the merger agreement are fair to and advisable and in the best interests of Nord Resources and its stockholders and (ii) approved the merger agreement and the transactions contemplated thereby, including the merger.

          Our board of directors has approved the merger agreement and the transactions contemplated thereby, including the merger and recommends that you vote “FOR” the adoption of the merger agreement and “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

          We cannot complete the merger unless the merger agreement is adopted and the merger approved by (i) the holders of a majority of the voting power of the outstanding shares of our common stock, and (ii) the holders of a majority of the outstanding shares of common stock held by our stockholders, exclusive of shares held by Ronald A. Hirsch, our chairman, and Stephen Seymour, one of our directors, who or which attend and are entitled to vote at our stockholders meeting. Your vote is important. We encourage you to read the accompanying proxy statement, including the annexes, in its entirety because it explains the proposed merger, the documents related to the merger and other related matters. You may also obtain additional information about Nord Resources from documents filed with the Securities and Exchange Commission.

          Whether or not you plan to attend the special meeting, please take the time to submit a proxy by following the instructions on your proxy card as soon as possible. If your shares are held in an account at a brokerage firm, bank or other nominee, you should instruct your broker, bank or nominee how to vote in accordance with the voting instruction form furnished by your broker, bank or nominee. If you do not vote or do not instruct your broker, bank or nominee how to vote, it will have the same effect as voting against the adoption of the merger agreement.

          If you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted “FOR” the adoption of the merger agreement and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies, provided that no proxy that is specifically marked “AGAINST” the proposal to adopt the merger agreement will be voted in favor of the adjournment proposal, unless it is specifically marked “FOR” the adjournment proposal.

By Order of the Board of Directors

Ronald A. Hirsch

Chairman of the Board
<><>, 2006

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On <> <>, 2006

To the Stockholders of Nord Resources Corporation:

          We will hold a special meeting of the stockholders of Nord Resources Corporation at <> on <> <> , 2006 at <>:00 a.m. Pacific Time. The purpose of the special meeting will be:

1.      to consider and vote on a proposal to adopt the Agreement and Plan of Merger dated as of October 23, 2006, by and among Nord Resources Corporation, Platinum Diversified Mining, Inc. (“Platinum”), Platinum Diversified Mining USA, Inc. (“Platinum USA”), and PDM Merger Corp. (“Merger Sub”) and approve the merger contemplated by the Agreement and Plan of Merger. Merger Sub is a wholly-owned subsidiary of Platinum USA, which in turn is a wholly-owned subsidiary of Platinum. By adopting the Agreement and Plan of Merger and approving the merger, our stockholders will be approving the appointment of CuShaman LLC as representative of our stockholders under the holdback escrow agreement to be established under the Agreement and Plan of Merger;

2.      to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement; and

3.      to transact any other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

          Only holders of record of our common stock at the close of business on <> <>, 2006, the record date for the special meeting, may vote at the special meeting. Each share of our common stock is entitled to one vote on each matter to be voted upon at the special meeting.

          A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days prior to the special meeting at our executive offices and principal place of business for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting and will also be available at the special meeting.

          Stockholders who do not vote in favor of the adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares if the merger is completed, but only if they submit a written demand for appraisal to us before the vote is taken on the adoption of the merger agreement at the special meeting and they comply with all requirements of Section 262 of the General Corporation Law of the State of Delaware, which are summarized in the accompanying proxy statement and attached to it as Annex D.

          Your vote is very important. Even if you do not expect to attend the meeting in person, it is important that your shares be represented. Please use the enclosed proxy card to vote on the matters to be considered at the special meeting by signing and dating the proxy card and mailing it promptly in the enclosed envelope, which requires no postage if mailed in the United States. Returning a signed proxy card will not prevent you from attending the meeting and voting in person if you wish to do so.

          Whether you attend the special meeting or not, you may revoke a proxy at any time before it is voted by submitting to our corporate secretary a duly executed revocation of proxy or a duly executed proxy bearing a later date or by appearing at the special meeting and voting in person. You may revoke a proxy by any of these methods, regardless of the method used to deliver your previous proxy. Attendance at the special meeting without voting will not itself revoke a proxy. If your shares are held in an account at a brokerage firm, bank or other nominee, you must contact your broker, bank or nominee and follow their instructions to revoke your proxy.

          For more information about the merger described above and the other transactions contemplated by the merger agreement, please review the accompanying proxy statement and the merger agreement attached to it as Annex A.

By Order of the Board of Directors

Ronald A. Hirsch

Chairman of the Board
<><>, 2006

          Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in the proxy statement. Any representation to the contrary is a criminal offense.

     This proxy statement is dated <> <>, 2006, and is first being mailed to stockholders on or about <> <>, 2006.

- ii -

- iii -

A	Agreement and Plan of Merger by and among Platinum Diversified Mining, Inc., Platinum Diversified Mining USA, Inc., PDM Merger Corp. and Nord Resources Corporation, dated as of October 23, 2006	A-1

B	Form of Nord Stockholder Voting Agreement	B-1

C	Opinion of GMP Securities L.P.	C-1

D	Section 262 of the Delaware General Corporation Law	D-1

E	Form of Holdback Escrow Agreement to be entered into among CuShaman LLC, Platinum Diversified Mining USA, Inc. and American Stock Transfer & Trust Company	E-1

- iv -

QUESTIONS AND ANSWERS ABOUT THE MERGER

          The following questions and answers address briefly some questions you may have regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a stockholder of Nord Resources Corporation. Please refer to the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement. In this proxy statement, the terms “Nord Resources,” “Company,” “we,” “our,” “ours,” and “us” refer to Nord Resources Corporation We refer to Platinum Diversified Mining, Inc. as “Platinum”, Platinum Diversified Mining USA, Inc. as “Platinum USA” and PDM Merger Corp. as “Merger Sub”.

Q:     Why am I receiving this proxy statement?

A:      We have entered into the merger agreement with Platinum, Platinum USA and Merger Sub. Under the merger agreement, we will become a wholly-owned subsidiary of Platinum USA, which in turn is a subsidiary of Platinum, and our common stock will no longer be traded on the OTC Pink Sheets. A copy of the merger agreement is attached to this proxy statement as Annex A.

          In order to complete the merger, our stockholders must vote to adopt the merger agreement. Our board of directors is providing this proxy statement to give you information for use in determining how to vote on the proposals submitted to the stockholders at the special meeting of our stockholders. You should read this proxy statement and the annexes carefully. The enclosed proxy card allows you, as our stockholder, to vote your shares without attending the special meeting.

Q:      When and where is the special meeting?

A:      The special meeting of stockholders will take place at <> on <> <>, 2006 at <>:00 a.m. Pacific Time.

Q:      What matters will be voted on at the special meeting?

A:      You will vote on a proposal to adopt the merger agreement and a proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary or appropriate.

Q:      Who can vote or submit a proxy to vote and attend the special meeting?

A:      All stockholders as of the close of business on <> <>, 2006, the record date for the special meeting, are entitled to receive notice of and to attend and vote or submit a proxy to vote at the special meeting. If you want to attend the special meeting and your shares are held in an account at a brokerage firm, bank or other nominee, you will need to bring a copy of your voting instruction card or brokerage statement reflecting your stock ownership as of the record date. If you hold options or warrants to purchase shares of our common stock and you exercise your options or warrants after the record date, you will not be entitled to attend or vote at the special meeting.

Q:      As a stockholder, what will I be entitled to receive in the merger?

A:      At the effective time of the merger, each share of our capital stock outstanding immediately prior to the effective time of the merger (other than shares held by us, our wholly-owned subsidiaries, Platinum USA or Merger Sub or by holders properly exercising appraisal rights under Delaware law), will be automatically converted into:

•

an amount in cash that we refer to as the “per share merger consideration” which will be calculated based on the aggregate merger consideration to be paid on consummation of the merger, which amount will be exclusive of a holdback amount of $3,000,000; and

•	a contingent right to receive an amount that we refer to as the “per share net holdback consideration” which will equal a pro rata share of the amounts remaining, if any, of:

o

the holdback amount of $3,000,000 after the expiry of a six month holdback period during which the holdback amount will be available to indemnify Platinum, Platinum USA and the surviving corporation for any damages arising from certain breaches by us of the merger agreement and expenses associated with our stock options and certain other matters, plus

	o	a $250,000 advance fund on account of expenses to be provided to CuShaman LLC as stockholder representative in connection with the holdback amount.

          We estimate that the per share merger consideration will equal $1.20 per share, however the final per share merger consideration could be more or less than this amount. We estimate that the per share net holdback consideration will equal $0.07 per share, prior to deduction of fees and expenses associated with the escrow arrangement for the holdback and expenses of the stockholder representative, if there are no claims for damages made against the holdback amount. There is no assurance that any portion of the holdback amount or the stockholder advance will be available for payout to our stockholders upon expiry of the six month holdback period.

          The per share merger consideration and the per share net holdback consideration will each be paid without interest and less any applicable withholding taxes.

          The per share merger consideration will be paid to our stockholders on consummation of the merger. Any per share net holdback consideration will be paid to our stockholders upon expiry of the holdback period and also upon resolution of any contested claims for damages.

Q:      How will the Per Share Merger Consideration be calculated?

A.      The aggregate merger consideration to be paid by Platinum and Platinum USA to our security holders on consummation of the merger will be calculated in accordance with the merger agreement based on the following formula:

  the amount of $60,000,000; less

  a holdback amount of $3,000,000; less

  the advance fund of $250,000 to be provided to CuShaman LLC as stockholder representative in connection with the holdback; less certain liabilities of Nord Resources as of the effective time of the merger, including liabilities on account of our corporate debt, certain deferred payments on account of salaries, consultant fees and severance payments and transaction expenses associated with the merger that Platinum has not agreed to reimburse; plus the amount of our cash on closing, plus

  certain expenses for which Platinum has agreed to reimburse us, including expenses associated with completing the merger, subject to specified limits, and expenses associated with the maintenance of our interest in our Coyote Springs property.

The amount of liabilities and cash as of the effective time of the merger will be based on a balance sheet of Nord Resources to be delivered by Nord Resources to Platinum prior to closing.

Q:      What is the purpose of the holdback?

A.      In aggregate, a total of $3,000,000 will be held back from the amount paid to the stockholders of Nord Resources on consummation of the merger. The holdback amount will be held in trust for a holdback period of six months pursuant to the terms of a holdback escrow agreement to be executed upon consummation of the merger. During the holdback period, the holdback amount may be used to indemnify, defend and hold harmless Platinum, Platinum USA and the surviving corporation of the merger from and against any and all damages arising from certain breaches by us of the merger agreement and expenses associated with our stock options and certain other matters.

Q:      Who will represent the interests of the stockholders of Nord Resources under the Holdback Escrow Agreement?

A.      CuShaman LLC, a limited liability company of which Ronald A. Hirsch, our chairman, is the sole member, will be the representative of our security holders, including our stockholders and the holders of our options, warrants, convertible notes and deferred stock units, under the escrow agreement. We will advance $250,000 to the stockholder representative to fund expenses incurred by the stockholder representative in representing our security holders under the escrow agreement. Any unused portion of this stockholder representative advance will be included in the per share net holdback consideration. By adopting the merger agreement and approving the merger, our stockholders will be approving the appointment of CuShaman LLC as representative of our stockholders under the escrow agreement.

Q:      How will the Per Share Net Holdback Consideration be calculated?

A.      The aggregate amount of the per share net holdback consideration that will be paid to our security holders will be determined based on the following formula:

  the original holdback amount of $3,000,000, less

  the amount of the holdback paid to satisfy claims for damages by Platinum, Platinum USA and the surviving corporation; less fees, costs and expenses of the transfer agent, after application of any interest earned on the holdback amount, plus the remaining amount of the $250,000 advance to the stockholder representative after payment of any expenses of the stockholder representative.

          If the total amount of (i) any claims for damages that have been paid out during the holdback period, plus (ii) fees, costs and expenses of the transfer agent, is equal to or in excess of the holdback amount, then there will be no amount of the holdback available for payment to our security holders. Similarly, if the expenses of the stockholder representative equal or exceed $250,000, then there will be no portion of this amount available for payment to our security holders.

Q:      When will the Per Share Net Holdback Consideration be paid?

A.      The per share net holdback consideration will be paid upon expiry of the six month holdback period in the event that there are no claims for damages made by Platinum, Platinum USA and the surviving corporation during the holdback period, or if any such claims have been paid out or withdrawn during the holdback period. If there are any claims for damages made by Platinum, Platinum USA and the surviving corporation that are the subject of arbitration proceedings at the time of expiry of the holdback period, the per share net holdback consideration, if any, less the amount of those claims and a reasonable estimate of related expenses will be paid out on the end of the six month holdback period and the remainder, if any, will not be paid until a final arbitration award in respect of such claims has been made in the manner contemplated by the escrow agreement.

Q:      Has Platinum paid a deposit in connection with the merger?

A.      Yes. Platinum paid a deposit of $500,000 upon execution of the merger agreement. This deposit will be increased by additional deposits of $250,000 each due on November 30, 2006 and December 27, 2006. The deposit is held in trust pursuant to a deposit escrow agreement. The deposit will be paid to us in the event of termination of the merger agreement in certain circumstances, including termination by us in the event that the shareholders of Platinum do not adopt and approve the merger agreement and the merger. The deposit will be returned to Platinum in the event of termination of the merger agreement in certain circumstances, including in the event that our stockholders do not adopt the merger agreement and approve the merger. The deposit will form part of the merger consideration to be paid to our security holders by Platinum on consummation of the merger in the event that the merger is consummated.

Q:      Is either party obligated to pay a termination fee if the merger agreement is terminated?

A.      Yes. We are obligated to pay a termination fee to Platinum in the amount of $2.0 million in the event of termination of the merger agreement in certain circumstances, including in the event that we terminate the merger agreement in order to accept a superior proposal. Platinum is obligated to pay a termination fee to us in the amount of $2.0 million in the event of termination of the merger agreement in certain circumstances, including in the event that Platinum’s board of directors withdraws, qualifies or modifies its approval of the merger agreement. In addition, we will be obligated to re-pay to Platinum any amounts paid to us by Platinum as reimbursement of (i) expenses incurred by us in connection with the maintenance of our interest in the Coyote Springs property, and (ii) in certain circumstances where we are obligated to pay a termination fee, one-half of the cost of the fairness opinion provided by GMP Securities.

Q:      If I hold options (including options that vest as a result of the merger) or warrants to purchase shares of common stock, how will my options or warrants be treated in the merger?

A:      If you hold in-the-money vested options or warrants to purchase shares of our common stock, or if you hold in-the-money options that will vest as a result of the merger, you will receive:

  the right to receive a cash payment upon consummation of the merger, without interest, equal to (i) the excess, if any, of (A) the per share merger consideration over (B) the per share exercise price of the option or warrant, multiplied by (ii) the number of shares of our common stock subject to such option or warrant immediately prior to the effective time, and a contingent right to receive a portion of the remaining holdback amount and the stockholder advance fund in an amount equal to (i) the amount of the per share net holdback consideration,

  multiplied by (ii) the number of shares of our common stock subject to the option or warrant immediately prior to the effective time.

          Any unvested portion of your option will be cancelled and you will not receive payment for the unvested portion of your option. If your options or warrants have an exercise price equal to or greater than the per share merger consideration plus the amount of the per share net holdback consideration, you will not receive any consideration in the merger with respect to those options or warrants.

Q:      Is the merger contingent upon Platinum obtaining financing?

A:      No. The completion of the merger is not contingent upon Platinum obtaining financing. Platinum has represented to us that it has access to, and will have at closing, sufficient funds available to complete the merger. Platinum was admitted to trading on the AIM stock market on March 14, 2006. At that time, Platinum raised approximately $77.9 million via a public flotation of units comprised of shares and share purchase warrants of Platinum. Platinum plans to use the proceeds of its public flotation to pay the merger consideration.

Q:      Is the merger contingent upon satisfaction of conditions?

A:      Yes, consummation of the merger is subject to satisfaction or waiver of a number of conditions, including:

  the stockholders of Nord Resources must adopt the merger agreement in the manner described below; and

  the shareholders of Platinum must approve the merger agreement and the merger in the manner described below.

We can not assure you that all of these conditions will be satisfied.

Q:      What approval of the shareholders of Platinum is required to effect the merger?

A:      The merger agreement must be approved and adopted by the shareholders of Platinum at an extraordinary general meeting of the shareholders of Platinum by a resolution passed by 80% or more of the shares of Platinum voted at such extraordinary general meeting. In addition, it is a condition of the merger agreement that shareholders of Platinum, exclusive of the founding shareholders of Platinum, holding 20% or more of the issued shares of Platinum shall not have voted against approving the merger agreement and the merger.

Q:      When is the extraordinary meeting of the shareholders of Platinum scheduled to be held?

A:      Platinum has agreed to hold the extraordinary meeting of its shareholders prior to December 29, 2006. This meeting is scheduled to be held on November 27, 2006.

Q:      What approval of the stockholders of Nord Resources is required to effect the merger?

A:      The merger agreement must be adopted at our stockholders meeting by:

  the holders of the majority of our outstanding shares of common stock; and

  the holders of the majority of our outstanding shares of common stock, exclusive of shares held by Ronald A. Hirsch, our chairman, and Stephen Seymour, one of our directors, who or which attend and are entitled to vote at our stockholders meeting.

Q:      How does our board of directors recommend that I vote?

A:      Our board of directors recommends that you vote “FOR” the proposal to adopt the merger agreement and “FOR” the proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary or appropriate.

Q:      Why is our board of directors recommending that I vote “FOR” the proposal to adopt the merger agreement?

A:      Our board of directors carefully reviewed and considered the terms and conditions of the merger agreement and proposed merger. Based on this review, our board of directors determined that the merger is advisable, fair to and in the best interests of us and our stockholders. In reaching its decision to approve and adopt the merger agreement and to recommend the adoption of the merger agreement by our stockholders, our board of directors considered, among other things, the recommendation of a special committee of independent directors established to evaluate the merger and the merger agreement. The special committee was comprised of our independent directors, namely Wade Nesmith, John Cook and Doug Hamilton. The special committee engaged a financial advisor that delivered a fairness opinion in support of the merger agreement and concluded that the merger and the merger agreement were fair to our stockholders from a financial perspective. Our board of directors considered the recommendation of the special committee in reaching its decision. In addition, our board of directors consulted with our management, as well as our legal and financial advisors, and considered the terms of the merger agreement and the transactions contemplated by the merger agreement. Our board of directors also considered each of the items set forth on pages 41 through 45 under “The Merger — Recommendation of Our Board of Directors; Our Reasons for the Merger.”

Q:      How many votes am I entitled to cast for each share of Nord Resources stock I own?

A:      For each share of our common stock that you own on <> <>, 2006, the record date for the special meeting, you are entitled to cast one vote on each matter voted upon at the special meeting.

Q:      Have any stockholders of Nord Resources agreed to vote in favor of the adoption of the merger agreement?

A:      Yes. Concurrently with entering into the merger agreement, Platinum and Platinum USA entered into voting agreements with certain of our directors and certain officers, namely Ronald A. Hirsch and Stephen Seymour. These voting agreements provide that Mr. Hirsch and Mr. Seymour will vote their shares, which represented approximately twenty six percent (26%) of our outstanding shares as of <> <>, 2006, the record date for the special meeting, in favor of the merger.

Q:      I don’t hold a significant number of Nord Resources shares; do I still need to vote my shares?

A:      Yes, your vote is important. Nord Resources has thousands of stockholders, none of whom holds more than 17% of our outstanding capital stock. Since we need a majority of all of our outstanding shares to approve the merger, your vote is important.

Q:      How do I cast my vote?

A:      Before you vote, you should read this proxy statement in its entirety, including its annexes, and carefully consider how the merger affects you. Then, if you were a holder of record at the close of business on <> <>, 2006, you may vote by submitting a proxy for the special meeting. You can submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying preaddressed, postage paid envelope. You may also submit a proxy by telephone by calling 1-800-PROXIES (1-800-776-9437) or on-line at www.voteproxy.com. If you submit your proxy by telephone or on-line, please have your proxy card available and follow the instructions that will be provided to you. You may also attend the special meeting and vote your shares in person whether or not you sign and return your proxy card.

          If you sign, date and send your proxy card and do not indicate how you want to vote, your proxy will be voted “FOR” the adoption the merger agreement and “FOR” the proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary, provided that no proxy that is specifically marked “AGAINST” the proposal to adopt the merger agreement will be voted in favor of the adjournment proposal, unless it is specifically marked “FOR” the adjournment proposal.

Q:      How do I cast my vote if my Nord Resources shares are held in “street name” by my bank, broker or another nominee?

A:      If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares in accordance with the voting directions provided by your broker, bank or nominee. If you do not provide your broker, bank or nominee with instructions on how to vote your shares, it will not be permitted to vote your shares. This will have the same effect as voting against the proposal to adopt the merger agreement. Please refer to the voting instruction card provided by your broker, bank or nominee to see if you may submit voting instructions using the Internet or telephone.

Q:      What will happen if I abstain from voting or fail to vote on the proposal to adopt the merger agreement or the proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary?

A:      If you abstain from voting, fail to cast your vote in person or by proxy or fail to give voting instructions to your broker, bank or nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement. A failure to cast a vote or failure to give voting instructions will have no effect on the proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if such a proposal to adjourn is necessary or appropriate, while an abstention will have the same effect as a vote against the adjournment proposal.

Q:      Can I change my vote after I have delivered my proxy?

A:      Yes, you may revoke and change your vote at any time before your proxy card is voted at the special meeting. You can do this in one of three ways:

  first, you can provide a written notice to our corporate secretary prior to the special meeting stating that you would like to revoke your proxy;

  second, you can complete and submit a later dated proxy in writing; or

  third, if you are a holder of record, you can attend the special meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person; your attendance alone, however, will not revoke any proxy that you have previously given.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow the directions received from your broker, bank or other nominee to change those instructions.

Q:      What should I do if I receive more than one set of voting materials?

A:      You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:      What rights do I have if I oppose the merger?

A:      Under Section 262 of the General Corporation Law of the State of Delaware, holders of our common stock who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the merger is completed, but only if they deliver a written demand for an appraisal to us prior to the vote on the adoption of the merger agreement and they comply with the Delaware law procedures explained in this proxy statement, including by not voting in favor of the adoption of the merger agreement. Dissenting stockholders who properly perfect their appraisal rights will receive only the judicially-determined fair value of their shares if one or more dissenting stockholders files suit in the Delaware Court of Chancery and litigates the resulting appraisal case to a decision. The judicially-determined appraisal amount could be more than, the same as or less than the amount the dissenting stockholder would be entitled to receive under the terms of the merger agreement. For additional information about appraisal rights, see “The Merger — Appraisal Rights” on page 60.

Q:      Is the merger expected to result in a taxable transaction?

A:      Generally, yes. The receipt of cash for each share of our common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes. For United States federal income tax purposes, generally you will recognize gain or loss as a result of the merger measured by the difference, if any, between the amount of cash per share that you receive and your adjusted tax basis in that share.

          You should read “The Merger — Material U.S. Federal Income Tax Consequences” on page 58 for a more complete discussion of the United States federal income tax consequences of the merger. Tax matters can be complicated, and the tax consequences of the merger to you will depend on your particular tax situation. We urge you to consult your tax advisor on the tax consequences of the merger to you.

Q:      Should I send in my share certificates now?

A:      No. Promptly after the merger is completed, you will be sent a letter of transmittal with written instructions for exchanging your share certificates for the cash consideration. These instructions will tell you how and where to send in your certificates for your cash consideration. You will receive your cash payment after the paying agent receives your stock certificates and any other documents requested in the instructions.

Q:      When do you expect the merger to be completed?

A:      We are working to complete the merger as quickly as possible. We currently expect to complete the merger on or about <> <>, 2006.

Q:      Where can I find out more information about Nord Resources?

A:      We file annual reports on Form 10-KSB, which include our audited financial statements, quarterly reports on Form 10-QSB, current reports on Form 8-K and our proxy statements with the Securities and Exchange Commission. You may read and copy these reports, proxy statements and other information at the Securities and Exchange Commission’s Public Reference Section at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1 -800-SEC-0330. The Securities and Exchange Commission also maintains an Internet website, located at http://www.sec.gov, that contains these reports, proxy statements and other information regarding Nord Resources and other registrants that file electronically with the Securities and Exchange Commission.

Q:      Who can help answer my questions?

A:      If you have any questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card, please call our proxy solicitor, Morrow & Co., Inc. at (631) 918-4030. If you would like additional copies, without charge, of this proxy statement you should contact:

Nord Resources Corporation
Attn: Investor Relations
1 West Wetmore Road, Suite 203
Tucson, Arizona, 85705
(520) 292-0266
info@nordresources.com

OR

Morrow & Co., Inc.
470 West Avenue
Stamford, CT 06902
1-800-607-0088
www.morrowco.com

SUMMARY TERM SHEET

          This summary term sheet, together with the section of this proxy statement entitled “Questions and Answers About the Merger,” highlights selected information from this proxy statement and may not contain all of the information that is important to you as a Nord Resources stockholder or that you should consider before voting on the proposal to adopt the merger agreement. To better understand the merger, you should read carefully this entire proxy statement and all of its annexes, including the merger agreement, which is attached as Annex A, before voting on the proposal to adopt the merger agreement. Each item in this summary includes a page reference directing you to a more complete description of that item.

Information about Nord Resources Corporation, Platinum Diversified Mining, Inc., Platinum Diversified Mining USA, Inc., and PDM Merger Corp.

Nord Resources Corporation

          We are in the business of exploring for and developing mineral resource properties. Our principal asset is the Johnson Camp copper mine located in Arizona that we acquired in 1999 from Arimetco Inc. In addition, we have options to acquire interests in three exploration stage projects, namely, the Coyote Springs and the Texas Arizona Mines projects, both located in Arizona, and Mimbres project, located in New Mexico.

          The Johnson Camp mine is an existing open pit copper mine that includes two existing open pits, namely the Burro and the Copper Chief, and a production facility that uses the solvent extraction, electrowinning (SX-EW) process. The Johnson Camp mine produced copper from 1975 to 2003. The Johnson Camp mine was placed on a care and maintenance program in 2003 due to weak market conditions for copper at that time and is presently not in production. In order to resume full mining operations, we will have to complete a mine development plan that has been outlined in a feasibility study that we have obtained as part of our efforts to re-activate production at the Johnson Camp mine. The mine development plan calls for initial capital costs in excess of $22 million (including working capital) to be incurred within the first two years of start-up. These capital expenses relate primarily to the rehabilitation of solution ponds, refurbishment and a modest expansion of the copper production facility, and the purchase and installation of crushing and conveying equipment.

          Our plan of operations for the past two years has been to pursue the financing that will be necessary to enable us to resume mining and leaching operations at the Johnson Camp mine, with the objective of producing approximately 25 million pounds of copper per year. We have not been successful in achieving this financing to date. If we do not complete the merger, we plan to resume pursuit of this financing with the objective of completing the mine development plan and bringing the Johnson Camp mine into production.

          Our principal executive office is located at 1 West Wetmore Road, Suite 203, Tucson, Arizona 85705 and out telephone number is (520) 292-0266.

Platinum Diversified Mining, Inc. (or Platinum)

          Platinum Diversified Mining, Inc. is a special purpose acquisition corporation organized under the laws of the Cayman Islands on January 12, 2006. It was formed with the purpose of effecting one or more business combinations with unidentified operating businesses in the metals and mining industries.

Platinum’s stated investment strategy is to invest in the mining industry by acquiring producing assets and/ or developing assets with near term production.

          On March 14, 2006, Platinum was admitted to the AIM stock market following the completion of a public flotation of units comprised of common shares and share purchase warrants from which it derived net proceeds of $77.9 million. The net proceeds from the public flotation were placed in a trust account that is governed by an investment management trust agreement entered into between Platinum and American Stock Transfer and Trust Company. Such funds will be used to pay the merger consideration to our stockholders upon consummation of the merger.

          Platinum Diversified Mining USA, Inc. is a Delaware corporation that was formed by Platinum as a wholly owned subsidiary of Platinum to be the United States parent and holding corporation of Merger Sub. We refer to Platinum Diversified Mining USA, Inc. as “Platinum USA”. PDM Merger Corp. is a Delaware corporation that was formed by Platinum to effect a merger with Nord Resources and is a wholly-owned subsidiary of Platinum USA. We refer to PDM Merger Corp. as “Merger Sub.” Neither Platinum USA nor Merger Sub has conducted any other activities to date other than activities incidental to its formation and in connection with the transactions contemplated in the merger agreement.

          The principal executive office of Platinum is located at 152 West 57th Street, 54th Floor, New York, NY 10019, and its telephone number is (212) 582-2222.

The Merger (page 29)

          We have agreed to be acquired by Platinum pursuant to the terms of the merger agreement that is described in this proxy statement and attached as Annex A. We encourage you to read the merger agreement carefully and in its entirety. It is the principal document governing the merger. The merger agreement provides that Merger Sub will merge into Nord Resources, with Nord Resources continuing as the surviving corporation and a wholly-owned subsidiary of Platinum USA, which will in turn be a subsidiary of Platinum.

          Following the completion of the merger, we will no longer be a public company and you will cease to have any ownership interest in Nord Resources and will not participate in any future earnings and growth of Nord Resources or the development of the Johnson Camp mine. Further, you will not have any ownership interest in Platinum and will not participate in any future earnings and growth of Platinum.

          Stockholders who do not vote in favor of the adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares if the merger is completed, but only if they submit a written demand for appraisal to us before the vote is taken on the adoption of the merger agreement at the special meeting and they comply with all requirements of Delaware law. After the merger is effected, each dissenting stockholder will no longer have any rights as a stockholder of Nord Resources with respect to his or her shares, except for the right to receive payment of the fair value of his or her shares under Delaware law as determined by the Delaware Court of Chancery if the stockholder has validly perfected and not withdrawn this right. Dissenting stockholders will receive only the judicially-determined fair value of their shares if one or more dissenting stockholders files suit in the Delaware Court of Chancery and litigates the resulting appraisal case to a decision. For additional information about appraisal rights, see “The Merger — Appraisal Rights” on page 60.

The Merger Consideration

          At the effective time of the merger, each share of our capital stock outstanding immediately prior to the effective time of the merger (other than shares held by us, our wholly-owned subsidiaries, Platinum

USA or Merger Sub or by holders properly exercising appraisal rights under Delaware law, whose shares will be cancelled), will be automatically converted into:

  the right to receive an amount in cash equal to the per share merger consideration; and

  a contingent right to receive an amount in cash equal to the per share net holdback consideration.

          We estimate that the per share merger consideration will equal $1.20 per share, however the final per share merger consideration could be more or less than this amount. We estimate that the per share net holdback consideration will equal $0.07 per share, prior to deduction of fees and expenses associated with the escrow arrangement for the holdback and expenses of the stockholder representative, if there are no claims for damages made against the holdback amount. There is no assurance that any portion of the holdback amount or the stockholder advance will be available for payout to our stockholders upon expiry of the six month holdback period.

          The per share merger consideration and the per share net holdback consideration will each be paid without interest and less any applicable withholding taxes.

          The per share merger consideration will be paid to our stockholders on consummation of the merger. Any per share net holdback consideration will be paid to our stockholders upon expiry of the holdback period and also upon resolution of any contested claims for damages.

The Holdback (page 68)

          A total of $3,000,000 on account of a holdback will be placed in trust on the terms of a holdback escrow agreement upon consummation of the merger.

          During the holdback period, the holdback amount may be used to indemnify, defend and hold harmless Platinum, Platinum USA and the surviving corporation of the merger from and against any and all damages arising from (i) inaccuracies in the calculation of the per share merger consideration, (ii) inaccuracies in the closing balance sheet, (iii) breaches by us of certain of our representations and warranties set forth in the merger agreement, including representations regarding our capitalization, executive compensation and related party transactions, (iv) costs and expenses connected with the cancellation or termination of certain out-of-the-money stock options, subject to an aggregate limit of $25,000, and (v) costs and expenses connected with the termination of Nord’s 401(k) plan, subject to an aggregate limit of $100,000. The holdback amount will be used to satisfy any claims for damages made by Platinum, Platinum USA and the surviving corporation during the holdback period. Any claims made are subject to arbitration provisions in the event of a disagreement between Platinum, Platinum USA and the surviving corporation and CuShaman LLC, as the stockholder representative.

          The merger agreement includes provisions for claims for damages to be made by Platinum, Platinum USA and the surviving corporation against the holdback amount. The merger agreement also includes arbitration provisions that will be apply if the stockholder representative contests any claim for damages made by Platinum, Platinum USA and the surviving corporation under the escrow agreement.

The Holdback Escrow Agreement

          The parties to the holdback escrow agreement will be American Stock Transfer & Trust Company, the paying agent under the merger agreement, as escrow agent, Platinum, Platinum USA and CuShaman LLC, as representative of the stockholders of Nord Resources. The fees, costs and expenses of the escrow agent in administering the escrow agreement will be deducted from the holdback amount. Interest earned on the holdback amount will be applied as a credit against these fees, costs and expenses, with any balance being remitted to Platinum. A form of the Holdback Escrow Agreement is attached to this proxy statement as Annex E.

Nord Stockholder Representative

          CuShaman LLC, a limited liability company of which Ronald A. Hirsch, our chairman, is the sole member, will be the representative of our security holders, including our stockholders and the holders of our options, warrants, convertible notes and deferred stock units, under the escrow agreement. We will advance $250,000 to the stockholder representative to fund expenses incurred by the stockholder representative in representing our security holders under the escrow agreement. Any unused portion of this stockholder representative advance fund will be included in the per share net holdback consideration. The stockholder representative will not be liable for any act done or omitted under the escrow agreement while acting in good faith, and any act done or omitted pursuant to the advice of legal counsel will be conclusive evidence of good faith. By adopting the merger agreement and approving the merger, our stockholders will be approving the appointment of CuShaman LLC as representative of our stockholders under the escrow agreement.

The Deposit

          Platinum paid a deposit of $500,000 upon execution of the merger agreement. This deposit will be increased by additional deposits of $250,000 each due on November 30, 2006 and December 27, 2006. The deposit is held in trust pursuant to a deposit escrow agreement. The deposit will be paid to us in the event of termination of the merger agreement in certain circumstances, including termination by us in the event that the shareholders of Platinum do not adopt and approve the merger agreement and the merger. The deposit will be returned to Platinum in the event of termination of the merger agreement in certain circumstances, including in the event that our stockholders do not adopt the merger agreement and approve the merger. The deposit will form part of the merger consideration to be paid to our security holders by Platinum on consummation of the merger in the event that the merger is consummated

Payments by Platinum USA on Consummation of the Merger

          Platinum has agreed to cause Platinum USA to pay the following liabilities of Nord Resources upon consummation of the merger to the extent that these liabilities remain unpaid as of consummation of the merger:

  liabilities comprising our corporate debt, as determined in accordance with the per share merger consideration calculation;

  liabilities comprising our deferred payments, as determined in accordance with the per share merger consideration calculation;

  liabilities comprising transaction expenses related to the negotiation of the merger agreement and completion of the merger, including specifically expenses for accounting, legal, investment bankers, the fairness opinion of GMP Securities and the preparation, filing and mailing of this proxy statement; and

  liabilities that we have incurred in connection with a proposed public offering of our common stock.
  These payments have been taken into account in calculating the per share merger consideration.

Effect of the Merger on Stock Options and Warrants (page 71)

          Each outstanding in-the-money vested option and warrant to purchase shares of our common stock, including options that will vest as a result of the merger, will be converted into:

  the right to receive a cash payment upon consummation of the merger, without interest, equal to (i) the excess, if any, of (A) the per share merger consideration over (B) the per share exercise price of the option or warrant, multiplied by (ii) the number of shares of our common stock subject to such option or warrant immediately prior to the effective time, and a contingent right to receive a portion the remaining holdback amount and the stockholder advance fund in an amount equal to (i) the amount of the per share net holdback consideration, multiplied by (ii) the number of shares of our common stock subject to such option or warrant immediately prior to the effective time.

          Any unvested portion of any option will be cancelled and the holder will not receive payment for the unvested portion of the option. If the options or warrants have an exercise price equal to or greater than the per share merger consideration plus the amount of the per share net holdback consideration, the holder will not receive any cash consideration in the merger with respect to those options or warrants.

The Special Meeting

          The special meeting of our stockholders will be held at <>, on <> <>, 2006 at <>:00 a.m. Pacific Time. At the special meeting, you will be asked to vote on the proposal to adopt the merger agreement and, if necessary, the proposal to adjourn the special meeting to solicit additional proxies.

Stockholders Entitled to Vote; Record Date; Vote Required (page 25)

          Only holders of record of our common stock at the close of business on <> <>, 2006, the record date for the special meeting, may vote at the special meeting. For each share of our common stock that you owned on the record date, you are entitled to cast one vote on each matter voted upon at the special meeting.

          Adoption of the merger agreement requires the affirmative vote of (i) the holders of a majority of the voting power of the outstanding shares of our common stock, and (ii) the holders of a majority of the outstanding shares of our common stock held by our stockholders, other than Ronald Hirsch and Steven Seymour, who or which attend and are entitled to vote at our stockholders meeting. Approval of the proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary, requires a majority of the shares present and voting on the proposal.

Voting Agreements (page 87)

          Concurrently with entering into the merger agreement, Platinum and Platinum USA entered into voting agreements with certain of our directors and certain officers, namely Ronald Hirsch and Stephen Seymour. These voting agreements provide that each of these directors and officers will vote their shares, which represented approximately 26% of our outstanding shares as of <> <>, 2006, the record date for the special meeting, in favor of the merger. The voting agreements terminate on the earlier of (i) the date of closing of the merger, (ii) termination of the merger agreement in accordance with its terms (including if Nord Resources terminates the merger agreement to accept a superior proposal), and (iii) the written agreement of the parties. We encourage you to read the form of voting agreement carefully in its entirety.

For additional information about the voting agreements, see “The Merger Agreement — Voting Agreements” on page 87. A form of the voting agreement is attached to this proxy statement as Annex B.

Shares Owned by Our Directors and Executive Officers (page 89)

          As of <> <>, 2006, the record date for the special meeting, our directors and executive officers beneficially owned 10,813,343 shares of common stock (excluding options, warrants, convertible notes and deferred stock units exercisable within 60 days) entitled to vote at the meeting, or approximately 32% of our total voting power outstanding on that date.

Procedures for Receiving Merger Consideration

          As soon as practicable after the effective time of the merger, American Stock Transfer and Trust Company as the paying agent will mail a letter of transmittal and instructions to you and the other Nord Resources stockholders. The letter of transmittal and instructions will tell you how to surrender your shares in exchange for the merger consideration. You should not return your stock certificate with the enclosed proxy card or voting instruction card, and you should not forward your stock certificate to the exchange agent without a letter of transmittal.

          The per share net holdback consideration will be paid by American Stock Transfer and Trust Company as the paying agent upon expiry of the six month holdback period in the event that there are no claims for damages made by Platinum, Platinum USA and the surviving corporation during the holdback period, or if any such claims have been paid out or withdrawn during the holdback period. If there are any claims for damages made by Platinum, Platinum USA and the surviving corporation that are the subject of arbitration proceedings at the time of expiry of the holdback period, the per share net holdback consideration, if any, less the amount of those claims and a reasonable estimate of related expenses will be paid out on the end of the six month holdback period and the remainder, if any will not be paid until a final arbitration award in respect of such claims has been made in the manner contemplated by the escrow agreement.

Market Price of Our Common Stock (page 88)

          Our common stock is traded on the OTC Pink Sheets under the symbol “NRDS.PK”. On October 20, 2006, the last full trading day prior to the public announcement of the proposed merger, our common stock closed at $0.78 per share. On November <>, 2006, the last full trading day prior to the date of this proxy statement, our common stock closed at $<> per share. See “Market Price of Our Common Stock” on page 88.

Recommendation of Our Board of Directors (page 41)

          Our board of directors has:

  approved the merger agreement and the other transactions contemplated by the merger agreement, and declared the merger to be advisable to our stockholders;

  determined that it was in the best interests of us and our stockholders to enter into the merger agreement and consummate the merger on the terms and conditions set forth in the merger agreement; and

  determined that the consideration to be paid to our stockholders in the merger was fair.

Our board of directors recommends that our stockholders vote “FOR” the proposal to adopt the merger agreement and “FOR” the proposal to adjourn the special meeting, if necessary, to solicit additional proxies.

          To review the background of the merger and the factors that our board of directors considered when deciding whether to approve the merger agreement and the transactions contemplated by the merger agreement, see “The Merger — Background of the Merger” on pages 31 through 41.

Interests of Our Directors and Executive Officers in the Merger (page 49)

          When considering our board of directors’ recommendation that you vote in favor of the proposal to adopt the merger agreement, you should be aware that members of our board of directors and our executive officers may have interests in the merger that differ from, or are in addition to, those of our other stockholders. Specifically:

Shares of Common Stock

•	Certain of our directors and executive officers will be entitled to receive the following consideration upon consummation of the merger with respect to shares held by them:

	o	an estimated aggregate amount of $12,952,011 on account of the per share merger consideration payable upon consummation of the merger; and

	o	a contingent right to an estimated aggregate amount of $755,534 on account of the per share net holdback consideration.

Stock Options

•	Certain of our directors and executive officers will be entitled to receive the following consideration upon consummation of the merger with respect to options held by them:

	o	an estimated aggregate amount of $982,500 on account of the per share merger consideration payable upon consummation of the merger; and

	o	a contingent right to an estimated aggregate amount of $138,250 on account of the per share net holdback consideration.

•	The unvested stock options held by certain of our directors, namely Stephen Seymour, Wade Nesmith, John Cook and Doug Hamilton, will accelerate and vest in full in connection with the merger

Warrants

•	Certain of our directors and executive officers will be entitled to receive the following consideration upon consummation of the merger with respect to shares held by them:

	o	an estimated aggregate amount of $2,342,429 on account of the per share merger consideration payable upon consummation of the merger; and

	o	a contingent right to an estimated aggregate amount of $175,300 on account of the per share net holdback consideration.

Convertible Notes

•	Mr. Hirsch, our chairman, and Mr. Seymour, a director, will be entitled to receive the following consideration upon consummation of the merger with respect to convertible notes held by them:

	o	an estimated aggregate amount of $1,272,000 on account of the per share merger consideration payable upon consummation of the merger; and

	o	a contingent right to an estimated aggregate amount of $74,200 on account of the per share net holdback consideration.

Deferred Stock Units

•	Certain of our directors will be entitled to receive the following consideration upon consummation of the merger with respect to deferred stock units held by them:

	o	an estimated aggregate amount of $137,332 on account of the per share merger consideration payable upon consummation of the merger; and

	o	a contingent right to an estimated aggregate amount of $8,011 on account of the per share net holdback consideration.

Severance Provisions in Amended Employment Agreements

  We will be obligated to make payments to certain of our executive officers under their employment agreements upon consummation of the merger as a result of the severance provisions in their employment agreements. These amounts will be paid on consummation of the merger and are included in our estimate of the amount of the deferred payments to be made upon consummation of the merger. These payments include the following severance payments and payments on account of benefits:
	Severance Payment	Payments on Account of Benefits
Erland Anderson, President and Chief Executive Officer	$150,000	$24,000
Ronald Hirsch, Chairman	$Nil	$9,000
John Perry, Senior Vice President, Secretary, Treasurer and Chief Financial Officer	$225,000	$Nil

Payment of Unpaid Salaries, Bonuses and Consulting Fees

  Each of Mr. Anderson and Mr. Hirsch is presently owed unpaid salaries and consulting fees that we have accrued but have not paid due to a lack of funding. These amounts will be paid on consummation of the merger and are included in our estimate of the amount of the deferred payments to be made upon consummation of the merger. These estimated unpaid salaries and consulting fees, as of October 20, 2006 and exclusive of the unpaid bonuses described below, are summarized as follows:

	Accrued but Unpaid Salary	Accrued but Unpaid Consultant Fees
Erland Anderson, President and Chief Executive Officer	$371,833	$32,448
Ronald Hirsch, Chairman	$561,100	$295,000
  Each of Mr. Anderson, Mr. Hirsch and Mr. Perry is presently owed unpaid bonuses that we have accrued but have not paid due to a lack of funding. These bonuses were approved by our independent directors. These amounts will be paid on consummation of the merger and are included in our estimate of the amount of the deferred payments to be made upon consummation of the merger. These estimated unpaid bonuses are summarized as follows:
Accrued but Unpaid Bonuses
Erland Anderson, President and Chief Executive Officer	$300,000
Ronald Hirsch, Chairman	$300,000
John Perry, Senior Vice President, Secretary, Treasurer and Chief Financial Officer	$300,000

Opinion of Financial Advisors (page 45)

          In connection with the merger, our board of directors constituted a special committee comprised of independent directors that was charged with the mandate of negotiating the merger and the merger agreement and evaluating whether the merger and merger agreement are fair to our stockholders. In undertaking its mandate, the special committee engaged GMP Securities L.P. to act as financial advisor to the special committee. Pursuant to this engagement GMP Securities delivered its written opinion as to the fairness, from a financial perspective, of the merger consideration to be received by holders of our common stock. The full text of the written opinion of GMP Securities, dated October 20, 2006, is attached to this proxy statement as Annex C. Holders of our equity securities are encouraged to read this opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken. GMP Securities’ opinion was directed to the special committee of our board of directors in connection with its evaluation of the merger consideration, does not address any other aspect of the merger and does not constitute a recommendation to any stockholder as to how to vote or act with respect to the merger agreement. We agreed to pay GMP Securities a fee of $175,000 upon the delivery of its fairness opinion, which amount was in addition to $75,000 previously paid to GMP Securities in September 2006 as a retainer fee.

Delisting and Deregistration of Our Common Stock (page 58)

          If the merger is completed, our common stock will no longer be traded on the OTC Pink Sheets and will be deregistered under the Securities Exchange Act of 1934 (or Exchange Act), and we will no longer file periodic reports with the Securities and Exchange Commission.

Litigation Relating to the Merger (page 58)

          As of the date of this proxy statement, we are unaware of any lawsuits filed against us or our board of directors in connection with the merger.

The Merger Agreement (page 63)

Agreement to Use Reasonable Best Efforts (page 75)

          We and Platinum, Platinum USA and Merger Sub have agreed to use our reasonable best efforts to take, or cause to be taken, promptly all actions, and to do, or cause to be done, promptly all things necessary, proper or advisable under the merger agreement and applicable laws to consummate the merger and the other transactions contemplated by the merger agreement as soon as practicable. This agreement includes preparing, filing and mailing as promptly as practicable all documentation and all necessary applications, notices, petitions, filings, and other documents, and to obtain as promptly as practicable the required approvals set forth in the merger agreement.

Nord Resources Stockholders’ Meeting and Duty to Recommend

          We have agreed to call a meeting of our stockholders as soon as practicable following the execution of the merger agreement for the purpose of obtaining approval by our stockholders of the merger agreement and the merger. We agreed to prepare and file this proxy statement with the Securities and Exchange Commission (“SEC”) in connection with this meeting of our stockholders. Platinum agreed to provide us will all information regarding it and its business that we reasonable request in connection with any response to the SEC. We agreed to cause the proxy statement to be mailed to our stockholders as promptly as reasonably practicable. This proxy statement represents the proxy statement that we are obligated to file with the SEC and mail to our stockholders in connection with obtaining approval of the merger agreement and the merger.

          Our board of directors has (a) determined that the merger agreement and the merger are advisable, fair to and in the best interests of our stockholders; (b) declared the merger advisable and in all respects approved the merger agreement and the merger; and (c) resolved to recommend that our stockholders adopt the merger agreement and approve the merger. We have agreed to include this recommendation of our board of directors in this proxy statement.

Extraordinary Meeting of Platinum Shareholders

          Platinum has agreed to, as promptly as practicable, duly call, give notice of, convene and hold an extraordinary general meeting of the holders of its ordinary shares in connection with the merger agreement and the merger and the new admission document to be delivered by Platinum in accordance with the rules of the AIM stock market. The new admission document will contain the recommendation of Platinum’s board of directors that the shareholders of Platinum vote in favor of the merger. The general meeting of Platinum’s shareholders will be conducted in accordance with the rules of the AIM stock market, the charter documents of Platinum, Platinum’s original AIM admission document, the investment management trust agreement to which Platinum is governed and applicable laws. Platinum has agreed to mail the new admission document to its shareholders by no later than October 29, 2006 and to hold the meeting prior to December 29, 2006. This meeting is scheduled to be held on November 27, 2006.

Superior Proposals (page 77)

          The merger agreement contains detailed provisions prohibiting us from seeking an alternative transaction to the merger. The merger agreement does not prevent us from providing information in response to a request for information by, or engaging in any negotiations or discussions with, a person who has made a bona fide written acquisition proposal to our board of directors prior to the adoption of the merger agreement and approval of the merger by our stockholders, provided that this action is required in order to enable our board of directors to comply with their fiduciary duties.

          Further, the merger agreement does not prevent our board of directors from recommending such unsolicited bona fide acquisition proposal to our stockholders as a superior proposal in order to comply with their fiduciary duties, provided that we have delivered to Platinum USA seventy two (72) hours prior written notice of our board of directors intention to recommend the superior proposal and our board of directors has taken into account any modifications to the merger transaction that are proposed by Platinum USA after receipt of the superior proposal notice.

Conditions to Completion of the Merger (page 82)

          The completion of the merger is subject to the satisfaction or waiver of certain conditions, including the following:

  the merger agreement will have been adopted by our stockholders in the manner required by the merger agreement; and

  the merger agreement must be approved and adopted by the shareholders of Platinum in the manner required by the merger agreement.

Termination of the Merger Agreement (page 84)

          The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, whether before or after adoption of the merger agreement and approval of the merger by our stockholders by mutual written consent of Nord Resources and Platinum USA.

          The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger by action of our board of directors or by the board of directors of Platinum USA upon certain events, including if:

  the merger shall not have been consummated by February 15, 2007, provided that this right to terminate shall not be available to any party whose breach of any obligation under the merger agreement results in the failure of the merger to be consummated by February 15, 2007;

  our stockholders do not adopt the merger agreement in the manner required by the merger agreement; or

  the shareholders of Platinum do not adopt and approve the merger agreement in the manner required by the merger agreement.

          The merger agreement may be terminated and the merger abandoned by us if:

  there has been a material breach of any representations, warranties, covenants or agreements made by Platinum, Platinum USA or Merger Sub in the merger agreement that is not cured in the manner provided by the merger agreement;

  at any time before the adoption of the merger agreement by our stockholders and the holders of the ordinary shares of Platinum in order to enable us to enter into an agreement with respect to a superior proposal, provided that we shall have paid to Platinum USA the termination fee of $2.0 million in accordance with requirements of the merger agreement; or

  Platinum’s board of directors shall have withdrawn, qualified or modified its approval of the merger agreement or the recommendation of its board of directors, or shall have resolved to do any of the foregoing.

          The merger agreement may be terminated and the merger abandoned by Platinum, Platinum USA or Merger Sub if:

  our board of directors shall have withdrawn, qualified or modified our approval of the merger agreement or the recommendation of our board of directors in a manner adverse to Platinum USA or approved or recommended any acquisition proposal (other than the merger agreement and the merger), or has resolved to do any of the foregoing; or

  we have materially breached any of our representations, warranties, covenants or agreements made in the merger agreement (other than our covenants with respect to acquisition proposals) which we fail to cure in the manner provided for in the merger agreement.

Termination Fees, Fees and Other Expenses (page 85)

          We have agreed to pay to Platinum USA a termination fee in the amount of $2.0 million in cash in the event that:

•	Platinum USA shall have terminated the merger agreement by reason of our material breach of any of our representations, warranties or covenants made in the merger agreement;

•	we or Platinum USA shall have terminated the merger agreement as a result of the failure of the merger to be consummated by February 15, 2007 in circumstances where:

	o	on or prior to such termination any third party shall have made or publicly disclosed its intention to make and not withdrawn an acquisition proposal or a superior proposal;

	o	within twelve months of the date of termination of the merger agreement, we enter into an agreement with the third party with respect to such an acquisition proposal or superior proposal; and

	o	such acquisition proposal or superior proposal is consummated at any time;

•	we shall have terminated the merger agreement as a result of our board of directors recommending any acquisition proposal to our stockholders; or

•
Platinum USA shall have terminated the merger agreement as a result of our withdrawal, qualification or modification of our approval of the merger agreement or the recommendation of our board of directors in a manner adverse to Platinum USA or approved or recommended any acquisition proposal (other than the merger agreement and the merger), or our resolving to do any of the foregoing.

          Platinum USA have agreed to pay us a termination fee in the amount of $2.0 million in cash in the event that:

•
we shall have terminated the merger agreement by reason of Platinum, Platinum USA or Merger Sub’s material breach of any of their representations, warranties or covenants made in the merger agreement; or

•

we shall have terminated the merger agreement as a result of Platinum’s withdrawal, qualification or modification of its approval of the merger agreement or the recommendation of its board of directors in a manner adverse to us, or them resolving to do any of the foregoing.

          Except as specifically provided above, we will each pay our respective costs and expenses incurred in connection with the merger agreement and the merger, except that we will reimburse Platinum for any amounts advance to us by Platinum as reimbursement of expenses that we incur in connection with maintaining our option on the Coyote Springs property in good standing.

Material U.S. Federal Income Tax Consequences (page 58)

          The receipt of cash in exchange for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. For U.S. federal income tax purposes, generally you will recognize gain or loss as a result of the merger measured by the difference, if any, between the amount of cash received in exchange for shares of our common stock pursuant to the merger and your adjusted tax basis in such shares.

          You should read “The Merger — Material U.S. Federal Income Tax Consequences” beginning on page 58 for a more complete discussion of the federal income tax consequences of the merger. Tax matters can be complicated, and the tax consequences of the merger to you will depend on your particular tax situation. We urge you to consult your tax advisor on the tax consequences of the merger to you.

Paying Agent

          Platinum will hire the American Stock Transfer and Trust Company to act as the paying agent for the payment of the merger consideration.

Appraisal Rights (page 60)

          Under Delaware law, stockholders who do not wish to accept the consideration payable for their shares of common stock pursuant to the merger may seek, under Section 262 of the General Corporation Law of the State of Delaware, judicial appraisal of the fair value of their shares by the Delaware Court of Chancery. This value could be more than, less than or equal to the applicable merger consideration for such shares. This right to appraisal is subject to a number of restrictions and technical requirements. Generally, in order to properly demand appraisal, among other things:

  you must not vote in favor of the proposal to adopt the merger agreement;

  you must deliver a written demand to us for appraisal in compliance with the General Corporation Law of the State of Delaware before the vote on the proposal to adopt the merger agreement occurs at the special meeting; and

  you must hold your shares of record continuously from the time of making a written demand for appraisal through the effective time of the merger; a stockholder who is the record holder of shares of our common stock on the date the written demand for appraisal is made, but who thereafter transfers those shares prior to the effective time of the merger, will lose any right to appraisal in respect of those shares.

          Merely voting against, or failing to vote in favor of, the merger agreement will not preserve your right to appraisal under Delaware law. Also, because a submitted proxy not marked “against” or “abstain” will be voted “FOR” the proposal to adopt the merger agreement, the submission of a proxy not marked “against” or “abstain” will result in the waiver of appraisal rights. If you hold shares in the name of a broker, bank or other nominee, you must instruct your nominee to take the steps necessary to enable you to demand appraisal for your shares. If you or your nominee fails to follow all of the steps required by Section 262 of the General Corporation Law of the State of Delaware, you will lose your right of appraisal. See “The Merger — Appraisal Rights” on page 60 for a description of the procedures that you must follow in order to exercise your appraisal rights.

          Dissenting stockholders who properly perfect their appraisal rights will receive the judicially-determined fair value of their shares only if one or more dissenting stockholders files suit in the Delaware Court of Chancery and litigates the resulting appraisal case to a decision.

          Annex D to this proxy statement contains the full text of Section 262 of the General Corporation Law of the State of Delaware, which relates to your right of appraisal. We encourage you to read these provisions carefully and in their entirety.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

          This proxy statement contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws, including projections of earnings, revenue or other financial items; statements regarding future economic conditions or performance; statements of belief; and statements of assumptions. Forward-looking statements may include the words “may,” “could,” “will,” “should,” “would,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words.

          These forward-looking statements are expressed in good faith and believed to have a reasonable basis but present our estimates and assumptions only as of the date of this proxy statement. Except for our ongoing reporting obligations under any securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement. Actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. Risks and uncertainties pertaining to the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

  our ability to obtain the approval of our stockholders required for the merger;

  Platinum’s ability to obtain the approval of its shareholders required for the merger,

  material adverse change in our business, assets, liabilities, capitalization, financial condition or results of operation,;

  our ability to satisfy the other conditions to the closing of the merger;

  diversion of management time on merger-related issues;

  the timing of the closing of the merger and receipt by stockholders of the merger consideration;

  legislative or regulation developments that could have the effect of delaying or preventing the merger;

  our ability to continue to seek financing for the reactivation of the Johnson Camp mine;

  our ability to retain our employees;

  uncertainty concerning the effects of our pending transaction with Platinum;

  additional risk factors, as discussed in the “Risk Factors” section of our Annual Report on From 10-K, for the year ended December 31, 2005 and our subsequent quarterly reports filed from time to time with the SEC; and

  additional risks and uncertainties not presently known to us or that we currently deem immaterial.

          You should consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. We do not undertake any obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances that occur after the date of this proxy statement or to reflect the occurrence of unanticipated events, except as we are required to do by law.

THE NORD RESOURCES SPECIAL MEETING

          We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting.

Date, Time and Place

          We will hold the special meeting at <> on <> <>, 2006 at <>:00 a.m. Pacific Time.

Purpose of the Special Meeting

          At the special meeting, we are asking holders of record of our common stock at the close of business on <> <>, 2006, to consider and vote on the following proposals:

          1.      to adopt the Agreement and Plan of Merger dated October <>, 2006, by and among Nord Resources Corporation, Platinum Diversified Mining, Inc., Platinum Diversified Mining USA, Inc., and PDM Merger Corp., a wholly-owned subsidiary of Platinum, and approve the merger contemplated by the Agreement and Plan of Merger. By adopting the Agreement and Plan of Merger and approving the merger, our stockholders will be approving the appointment of CuShaman LLC as representative of our stockholders under the holdback escrow agreement to be established under the Agreement and Plan of Merger;

          2.      to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the merger to adopt the merger agreement; and

          3.      to transact any other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

Recommendation of Our Board of Directors

         Our board of directors has determined that the terms of the merger agreement are fair to and in the best interests of us and our stockholders and has determined the merger to be advisable to our stockholders.

          Our board of directors recommends that our stockholders vote “FOR” the adoption of the merger agreement and “FOR” the adjournment of the special meeting, if necessary, to solicit additional proxies. See “The Merger — Recommendation of Our Board of Directors; Our Reasons for the Merger.”

Stockholders Entitled to Vote; Record Date; Vote Required

          A quorum of stockholders is necessary to hold the special meeting. The required quorum for the transaction of business at the special meeting is the presence, either in person or represented by proxy, of the holders of one-third of our issued and outstanding shares of common stock as of the record date. Abstentions and “broker non-votes,” discussed below, count as present for establishing a quorum.

          You may vote at the special meeting if you owned shares of our common stock at the close of business on <> <>, 2006, the record date for the special meeting. For each share of our common stock that you owned on the record date, you are entitled to cast one vote on each matter voted upon at the special meeting.

          Adoption of the merger agreement and approval of the merger requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our common stock. In addition, the merger agreement must be adopted and the merger approved by the holders of a majority of the outstanding shares of our common stock held by our stockholders, exclusive of shares held by Ronald A. Hirsch, our chairman, and Stephen Seymour, one of our directors, who or which attend and are entitled to vote at our stockholders meeting.

          Because the vote on the proposal to adopt the merger agreement is based on the voting power of the total number of shares outstanding, rather than the number of actual votes cast, failure to vote your shares and broker non-votes will have the same effect as voting against the adoption of the merger agreement.

          Approval of the proposal to adjourn the special meeting for the purpose of soliciting proxies, if necessary, requires a majority of the voting power present in person represented by proxy and entitled to vote on the adjournment proposal. Because the vote on the proposal to adjourn the meeting is based on the voting power present with respect to this proposal, failure to vote your shares and broker non-votes will have no effect on the outcome of the proposal, but an abstention will have the same effect as a vote against this proposal.

          A list of our stockholders will be available for review for any purpose germane to the special meeting at our executive offices and principal place of business during regular business hours for a period of ten days before the special meeting and will also be available at the special meeting.

Shares Owned by Our Directors and Executive Officers

          As of the close of <> <>, 2006, the record date for the special meeting, our directors and executive officers, beneficially owned 10,813,343 shares of common stock (excluding options, warrants, convertible notes and deferred stock units exercisable or convertible within 60 days) entitled to vote at the meeting, or approximately 32% of our total voting power outstanding on that date.

Voting; Proxies

          You may vote by proxy or in person at the special meeting.

Voting in Person

          If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the special meeting, you must bring to the special meeting a proxy from the record holder of the shares (your broker, bank or nominee) authorizing you to vote at the special meeting.

Voting by Proxy

          All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted “FOR” the proposal to adopt the merger agreement and the proposal to adjourn the special meeting to solicit additional proxies, if necessary, provided that no proxy that is specifically marked “AGAINST” the proposal to adopt the merger agreement will be voted in favor of the adjournment proposal, unless it is specifically marked “FOR” the adjournment proposal.

          Only shares affirmatively voted for the proposal to adopt the merger agreement and the proposal to adjourn the special meeting to solicit additional proxies, if necessary, and properly executed proxies that do not contain voting instructions, will be counted as votes “FOR” the proposals. Shares of our stock held by persons attending the special meeting but abstaining from voting, and shares of our stock for which we received proxies directing an abstention, will have the same effect as votes against the adoption of the merger agreement and against the proposal to adjourn the special meeting to solicit additional proxies, if necessary. Shares represented by proxies that reflect a “broker non-vote” will be counted for purposes of determining whether a quorum exists, but those proxies will have the same effect as votes against the proposal to adopt the merger agreement. Broker non-votes will have no effect on the outcome of the vote on the adjournment proposal.

          A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares.

          If any other matters are properly presented for consideration at the special meeting, the persons named as proxies in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the special meeting. If, however, a matter is properly presented at the special meeting or any adjournment or postponement of the special meeting, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies in accordance with their discretion and judgment.

          Any adjournment may be made without notice (if the adjournment is not for more than thirty days), provided an announcement is made at the special meeting of the time, date and place of the adjourned meeting. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

Other Business

          We do not expect that any matter other than the proposal to adopt the merger agreement will be brought before the special meeting. If, however, other matters are properly presented at the special meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

Revocation of Proxies

          Submitting a proxy on the enclosed form by telephone or on-line does not preclude a stockholder from voting in person at the special meeting. A stockholder of record may revoke a proxy at any time before it is voted by filing with our corporate secretary a duly executed revocation of proxy, by submitting a duly executed proxy to our corporate secretary with a later date or by appearing at the special meeting and voting in person. A stockholder of record may revoke a proxy by any of these methods, regardless of the method used to deliver the stockholder’s previous proxy. Attendance at the special meeting without voting will not itself revoke a proxy. If your shares are held in street name, you must contact your broker, bank or nominee to revoke your proxy.

Solicitation of Proxies

          We and our proxy solicitation firm, Morrow & Co., Inc., are soliciting proxies for the special meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders, including the payment a fee of $6,500, plus reasonable expenses, to Morrow & Co., Inc. for its services. In addition to the solicitation of proxies by mail, we will request that banks, brokers and other record holders send proxies and proxy materials to the beneficial owners of our common stock held by them and secure their voting instructions, if necessary. We will reimburse those record holders for their reasonable expenses in so doing. We may use several of our executive officers and regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by telephone, Internet, telegram, facsimile or special delivery letter.

Appraisal Rights

          Under the General Corporation Law of the State of Delaware, holders of our common stock who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for an appraisal prior to the vote on the adoption of the merger agreement and they comply with the provisions of Section 262 of the General Corporation Law of the State of Delaware set forth in full at Annex D to this proxy statement, including by not voting in favor of the adoption of the merger agreement. Dissenting stockholders who properly perfect their appraisal rights will receive only the judicially-determined fair value of their shares if one or more dissenting stockholders files suit in the Delaware Court of Chancery and litigates the resulting appraisal case to a decision. For more information on appraisal rights see below under “The Merger — Appraisal Rights” beginning on page 60.

Assistance

          If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact:

Nord Resources Corporation
Attn: Investor Relations
1 West Wetmore Road
Tucson, AZ 85705
(520) 292-0266
info@nordresources.com

OR

Morrow & Co., Inc.
470 West Avenue
Stamford, CT 06902
1-800-607-0088
www.morrowco.com

PROPOSAL 1 — ADOPTION OF THE MERGER AGREEMENT

THE MERGER

Introduction

          We are asking our stockholders to adopt the merger agreement and approve the merger. By adopting the merger agreement and approving the merger, our stockholders will be approving the appointment of CuShaman LLC as representative of our stockholders under the holdback escrow agreement to be established under the merger agreement.

          If we complete the merger, we will become a wholly-owned subsidiary of Platinum, and our stockholders will receive:

•

an amount in cash that we refer to as the “per share merger consideration” which will be calculated based on the aggregate merger consideration to be paid on consummation of the merger, which amount will be exclusive of a holdback amount of $3,000,000; and

•	a contingent right to receive an amount that we refer to as the “per share net holdback consideration” which will equal a pro rata share of the amounts remaining, if any, of:

o

the holdback amount of $3,000,000 after the expiry of a six month holdback period during which the holdback amount will be available to indemnify Platinum, Platinum USA and the surviving corporation for any damages arising from certain breaches by us of the merger agreement and expenses associated with our stock options and certain other matters, plus

	o	a $250,000 advance on account of expenses that we will make to CuShaman LLC as stockholder representative in connection with the holdback amount.

          We estimate that the per share merger consideration will equal $1.20 per share, however the final per share merger consideration could be more or less than this amount. We estimate that the per share net holdback consideration will equal $0.07 per share, prior to deduction of fees and expenses associated with the escrow arrangement for the holdback and expenses of the stockholder representative, if there are no claims for damages made against the holdback amount. There is no assurance that any portion of the holdback amount or the stockholder advance will be available for payout to our stockholders upon expiry of the six month holdback period.

          The per share merger consideration and the per share net holdback consideration will each be paid without interest and less any applicable withholding taxes.

          The per share merger consideration will be paid to our stockholders on consummation of the merger. Any per share net holdback consideration will be paid to our stockholders upon expiry of the holdback period and also upon resolution of any contested claims for damages.

The Companies

Nord Resources Corporation

          We are in the business of exploring for and developing mineral resource properties. Our principal asset is the Johnson Camp copper mine located in Arizona that we acquired in 1999 from Arimetco Inc. In addition, we have options to acquire interests in three exploration stage projects, namely, the Coyote Springs and the Texas Arizona Mines projects, both located in Arizona, and Mimbres project, located in New Mexico.

           The Johnson Camp mine is an existing open pit copper mine that includes two existing open pits, namely the Burro and the Copper Chief, and a production facility that uses the solvent extraction, electrowinning (SX-EW) process. The Johnson Camp mine produced copper from 1975 to 2003. The Johnson Camp mine was placed on a care and maintenance program in 2003 due to weak market conditions for copper at that time and is presently not in production. In order to resume full mining operations, we will have to complete a mine development plan that has been outlined in a feasibility study that we have obtained as part of our efforts to re-activate production at the Johnson Camp mine. The mine development plan calls for initial capital costs in excess of $22 million (including working capital) to be incurred within the first two years of start-up. These capital expenses relate primarily to the rehabilitation of solution ponds, refurbishment and a modest expansion of the copper production facility, and the purchase and installation of crushing and conveying equipment.

          Our plan of operations for the past two years has been to pursue the financing that will be necessary to enable us to resume mining and leaching operations at the Johnson Camp mine, with the objective of producing approximately 25 million pounds of copper per year. We have not been successful in achieving this financing to date. If we do not complete the merger, we plan to resume pursuit of this financing with the objective of completing the mine development plan and bringing the Johnson Camp mine into production.

          Our principal executive office is located at 1 West Wetmore Road, Suite 203, Tucson, Arizona 85705 and out telephone number is (520) 292-0266.

Platinum Diversified Mining, Inc. (or Platinum)

          Platinum Diversified Mining, Inc. is a special purpose acquisition corporation organized under the laws of the Cayman Islands on January 12, 2006. It was formed with the purpose of effecting one or more business combinations with unidentified operating businesses in the metals and mining industries. Platinum’s stated investment strategy is to invest in the mining industry by acquiring producing assets and/ or developing assets with near term production. Although Platinum’s intention is primarily to acquire assets, it will also consider acquiring undervalued mining companies that primarily own mineable reserves of minerals.

          On March 14, 2006, Platinum was admitted to the AIM stock market following the completion of a public flotation of units comprised of common shares and share purchase warrants from which it derived net proceeds of $77.9 million. The net proceeds from the public flotation were placed in a trust account that is governed by an investment management trust agreement entered into between Platinum and American Stock Transfer and Trust Company. Such funds will be used to pay the merger consideration to our stockholders upon consummation of the merger.

          Other than its public flotation and the pursuit of a business combination, Platinum has not engaged in any business to date. If Platinum does not consummate a business combination by September

14, 2007, then, pursuant to its certificate of incorporation, Platinum’s officers must take all actions necessary to dissolve and liquidate Platinum as soon as reasonably practicable. In the event of dissolution and liquidation of Platinum, trust funds will be returned to the original public flotation investors in accordance with the investment management trust agreement.

          The principal executive office of Platinum is located at 152 West 57th Street, 54th Floor, New York, NY 10019, and its telephone number is (212) 582-2222.

Platinum Diversified Mining USA, Inc. (or Platinum USA)

          Platinum Diversified Mining USA, Inc. was organized as a corporation under the laws of the State of Delaware on October 4, 2006. It was formed to be the United States parent and holding corporation of Merger Sub and, upon completion of the merger, to be the parent of the surviving corporation of the merger between Nord Resources and Merger Sub. We refer to Platinum Diversified Mining USA, Inc. as “Platinum USA” Platinum USA is a direct wholly-owned subsidiary of Platinum and is the parent of Merger Sub. Platinum USA has not conducted any other activities to date other than activities incidental to its formation and in connection with the transactions contemplated in the merger agreement.

          The mailing address and telephone number of Platinum USA is the same as that of Platinum.

PDM Merger Corp. (or Merger Sub)

          PDM Merger Corp. was organized as a corporation under the laws of the State of Delaware on October 4, 2006. It was formed to effect a merger with Nord Resources and is a wholly-owned subsidiary of Platinum USA. We refer to PDM Merger Corp. as the “Merger Sub.” Merger Sub is a direct wholly-owned subsidiary of Platinum USA, which in turn is a wholly-owned subsidiary of Platinum. Merger Sub was created solely for the purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement. Merger Sub has not conducted any other activities to date other than activities incidental to its formation and in connection with the transactions contemplated in the merger agreement.

          The mailing address and telephone number of PDM Merger Corp. is the same as that of Platinum and Platinum USA.

Background of the Merger

          Throughout the past one and one-half years, our near term objective has been to resume mining and leaching operations at our Johnson Camp Mine, with the view towards producing approximately 25 million pounds of copper per year. However, our ability to reactivate the Johnson Camp Mine is subject to our obtaining sufficient financing for the initial capital costs to be incurred within the first two years of start up, which are expected to exceed $22 million (including working capital). Such costs relate primarily to the rehabilitation of solution ponds, refurbishment and a modest expansion of the copper production facility, and the purchase and installation of crushing and conveying equipment. The capital costs to be incurred in the two years following reactivation are expected to be approximately an additional $9 million (including working capital) and would include costs related to the construction of new leach pads, new ponds and pipe, and the infrastructure for conveyor relocation.

          In August 2005, we commenced discussions with Salman Partners Inc. (“Salman Partners”), a Canadian-based broker-dealer, with the view to possibly engaging Salman Partners as lead agent to facilitate a public offering of our securities in Canada and the United States. However, in consultation with Salman Partners and our legal counsel, our management determined that we would not be in a position to undertake any public offering of our securities until we had taken steps to bring our company back into compliance with our obligations to file periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, our management focused on completing delinquent and current filings under the Exchange Act. This involved a review of our filings by the Securities and Exchange Commission. In August 2006, the Securities and Exchange Commission cleared its final comments on Amendment No. 3 to our annual report on Form 10-KSB for the year ended December 31, 2005. We believe that we are now current in our obligations to file periodic reports under the Exchange Act.

          From August 2005 to late October 2006, our management continued to diligently focus on positioning our company to effect a public offering of its securities, while at the same time considering our strategic alternatives. In that regard, we obtained an update to an existing 2000 feasibility study on the Johnson Camp Mine in October 2005, which was supplemented by an addendum in June 2006. During this period, our management also worked to preserve our assets, in part by seeking and obtaining secured bridge financing from Auramet Trading, LLC (“Auramet”) in October 2005 and from Nedbank Limited (“Nedbank”) in November 2005. Amidst these efforts, it became apparent that, with the average price of copper remaining relatively high throughout this period, our company could be attractive to better-financed mining entities as a takeover target. On March 29, 2006, we were advised by Auramet that Platinum might be interested in acquiring an interest in our company.

          During the first week of April 2006, Bobby Cooper, Chief Executive Officer of Platinum, met informally with Erland Anderson, who at that time was our Chief Operating Officer, and John Perry, our Chief Financial Officer, in Tucson, Arizona. Mr. Cooper explained that Platinum is a Cayman Islands company listed as a “Special Purpose Acquisition Company” (commonly referred to as a “SPAC”) on the Alternative Investment Market of the London Stock Exchange (“AIM”), and that Platinum was seeking to acquire an interest in a mining company and desired to pursue discussions with us regarding the acquisition of an interest in the Johnson Camp Mine. The parties agreed that further discussions were warranted.

          On April 18, 2006, we entered into a confidentiality agreement with Platinum to facilitate further discussions. At around this time, Platinum offered to pay $20 million for a 75 percent interest in the Johnson Camp Mine. Arrangements were made for Mr. Cooper to meet with our management team in early May 2006.

          On May 3, 2006, Mr. Cooper met with our management at our corporate offices in Tucson, Arizona. Mr. Cooper indicated that he was authorized by Platinum’s board of directors to propose a share exchange transaction whereby Platinum would acquire all of the issued and outstanding securities of our company in exchange for shares of Platinum, or a combination of cash and shares of Platinum, based on a valuation of our company at $50 million. Mr. Cooper proposed a three-week due diligence period. Mr. Cooper was informed by our management that no action could be taken by our company without appropriate authorization from our board of directors.

          On May 4, 2006, representatives from a Canadian mining company that had previously expressed interest in our company, and that had entered into a confidentiality agreement with us, toured the Johnson Camp Mine. This did not lead to any meaningful discussions in furtherance of the Canadian mining company’s expression of interest.

          On May 5, 2006, our management presented a report of these developments to our board of directors, together with additional details about Platinum and management’s analysis of Platinum’s proposal. The board of directors authorized our management to propose $65 million as the value of our company ($60 million of which should be attributed to the value of our Johnson Camp Mine), as the basis for further negotiations with Platinum. On May 8, 2006, on instructions from our board of directors, management proposed that Platinum pay $65 million for all of our company’s assets, or $60 million for the Johnson Camp property. Platinum countered with a proposal to value our company at $55 million, which was communicated to our board of directors.

          After further negotiations between our company and Platinum, on May 9, 2006, in accordance with instructions from our board of directors, our management advised Platinum that our company would be willing to proceed with negotiations based on a preliminary valuation of our company of $55 million. Platinum indicated that it was prepared to offer consideration consisting of 50% in cash and 50% in shares in the capital of Platinum.

          On May 10, 2006, management provided a status report to our board of directors with respect to the ongoing negotiations with Platinum. The board authorized management to consult Auramet as a strategic adviser. Thereafter, management updated the board on the ongoing status of negotiations on at least a weekly basis through various forms of communication.

          Discussions between our company and Platinum continued between May 10 and May 12, 2006. The parties discussed the feasibility of a 30-day exclusivity period, during which each party would complete its due diligence investigation. However, after consulting legal counsel, Platinum proposed a four-month exclusivity period, which our company advised Platinum was unacceptable.

          Negotiations were subsequently resumed and Platinum’s proposal was refined such that, by May 16, 2006, it consisted of the following proposed terms: (a) a transaction value of $55 million for our company, including the assumption of all outstanding debt and obligations; (b) at each stockholder’s option, consideration consisting of (i) shares in the capital of Platinum or (ii) 50% in cash and 50% in Platinum shares; (c) our company would not be entitled to solicit competing bids during an exclusivity period; and (d) our company could continue to focus on positioning itself to effect a public offering of its securities. At that time, however, our company and Platinum were unable to agree upon the length of the exclusivity period or our company’s ability to accept an unsolicited bid from a third party during the exclusivity period. In addition, a $5.5 million termination fee was discussed between the parties.

          Ongoing negotiations on the outstanding issues between the parties occurred between May 16, 2006 and May 26, 2006. On or about May 26, 2006, Platinum proposed to acquire the Johnson Camp property for $50 million. In response to Platinum’s proposal, our management sought preliminary tax advice regarding our company’s ability to utilize our outstanding net operating losses to offset the anticipated taxable gain on the disposition of our Johnson Camp property in an asset sale transaction.

          On May 30, 2006, Platinum increased its offer to acquire the Johnson Camp property from $50 million to $55 million. Upon consultation with its advisors, our board of directors determined that a sale of the Johnson Camp property alone was unacceptable since an asset sale transaction would give rise to unfavourable tax consequences to our company. On May 31, 2006, Platinum presented our company with a term sheet which contemplated a purchase price of $60 million in cash for all of our company’s assets, subject to settlement of all related indebtedness from the cash proceeds.

          Further negotiations between the parties during the first three days of June 2006 culminated in the execution of a confidentiality agreement between Platinum and our company dated June 3, 2006. The term sheet annexed to the confidentiality agreement contemplated, among other things: (a) a stock purchase transaction structured as a tender offer for an aggregate purchase price of $60 million, with adjustments based on our company effectively assuming all customary non-trade liabilities and Platinum effectively assuming all customary trade liabilities upon closing; (b) a termination fee of $3 million; (c) a

30 day due diligence period commencing June 10, 2006, with a definitive agreement to be completed no later than July 26, 2006; and (d) that Platinum would be entitled to exclusivity during the period between June 10, 2006 and July 26, 2006. Discussions and customary due diligence continued between the parties during June 2006. On June 23, 2006, Platinum informed our management that regulatory restrictions imposed upon Platinum under applicable AIM Rules dictated an acquisition of our company by way of a merger, rather than a tender offer. In addition, Platinum confirmed its willingness to agree to a “fiduciary out” provision that would allow our board of directors to consider an unsolicited superior offer, subject to the payment of a termination fee. On June 27, 2006, the parties and their respective legal counsel participated in a conference call during which potential regulatory issues, including the process for Platinum’s re-admission to AIM and the requirement for stockholder approval of the merger agreement by both parties, were discussed.

          Discussions and customary due diligence continued between the parties during July 2006. On July 21, 2006, we received a preliminary draft of the merger agreement from Platinum. At this time, the parties continued to discuss issues related to our company’s insistence on the right to continue to prepare for a public offering of our securities to protect our company in the event that the proposed merger transaction did not proceed, as well as whether the merger consideration would include shares in the capital of Platinum. Platinum furnished a revised draft of the merger agreement to our company on August 10, 2006.

          On August 14, 2006, in light of the potential conflict of two of our directors, Messrs, Hirsch and Seymour, by virtue of their status as creditors of our company, our board of directors constituted a special committee of our independent directors (the “Committee”), consisting of Wade Nesmith, Douglas Hamilton and John Cook. The Committee was charged with the power and authority to negotiate the merger and the merger agreement and the transactions contemplated thereby, and to evaluate whether the merger and merger agreement were fair to and in the best interest of our company and our stockholders. In undertaking its mandate effective September 1, 2006, the special committee engaged Potter Anderson & Corroon LLP (“Potter Anderson”) as special Delaware legal counsel to advise it. Potter Anderson had previously provided advice to our board with respect to its fiduciary duties under Delaware law.

          On August 24, 2006, our company and Platinum entered into an amendment agreement to amend the confidentiality agreement dated June 3, 2006, such that Platinum’s right to exclusivity was extended to the earlier of September 15, 2006 and the execution of a definitive merger agreement.

          On August 22, 2006, the Committee retained GMP Securities L.P. (“GMP Securities”) to provide advice concerning the merger and, if requested, an opinion regarding the fairness of the consideration to be received by the holders of common stock of our company in the proposed merger, from a financial point of view. At a meeting with the Committee on August 28, 2006, GMP Securities presented its analysis and reviewed the current stock and copper market conditions, reviewed the proposed terms of the transaction with Platinum, and discussed its valuation of our company, employing a number of different valuation methodologies. The Committee discussed the alternatives available to our company, including proceeding with the negotiations regarding the proposed merger with Platinum, arranging a private offering of special warrants in a transaction at or near the proposed merger price per share, considering a public offering, or putting our company up for auction. After considering the benefits and risks associated with each alternative, the Committee determined that it was in the best interest of our company and our stockholders to proceed with the merger negotiations with Platinum and to explore whether there was the potential for greater consideration in the proposed merger through the use of debt financing. In addition, the Committee determined simultaneously to continue to explore the use of a special warrants transaction to facilitate a public offering in the event the parties were not ultimately successful in reaching agreement on the terms of the proposed merger.

          Our board of directors met on August 30, 2006 to receive a report from the Committee regarding the status of the negotiations with Platinum and, in particular, Platinum’s recent request that our company indemnify Platinum in connection with certain breaches by our company of its representations and warranties under the merger agreement. Mr. Nesmith advised the board of directors that two alternative structures had been proposed for providing the indemnity requested by Platinum including (i) a hold back of a portion of the proposed purchase price in an escrow fund or (ii) a personal indemnity by two of our company’s largest stockholders, Messrs. Hirsch and Seymour. The Board and its advisors discussed each of the alternatives and the issues raised in connection with each alternative, but left determination of the ultimate structure to the Committee. In addition, it was noted that Platinum had requested that Messrs. Hirsch and Seymour enter into an agreement to vote their shares in favor of the transaction.

          The Committee met again on September 1, 2006 to review the issues raised at the meeting of our board of directors held the previous day, including the two proposed indemnity structures. The Committee considered whether Messrs. Hirsch and Seymour would agree to the proposed form of indemnity agreement requested by Platinum. In this regard, Potter Anderson discussed with the directors their fiduciary duties and the process by which the Committee would monitor and participate in continuing discussions with Platinum as well as the challenges of the proposed structures from a legal perspective. The Committee then discussed Platinum’s proposed forms of indemnity agreement and voting agreement and directed its legal advisors to discuss the issues related thereto with Platinum’s counsel. In addition, the Committee and its advisors discussed the open issues relating to the proposed merger agreement, including the proposed condition in the draft merger agreement requiring that the proposed merger be approved by a majority of the stockholders of our company other than Messrs. Hirsch and Seymour and recent case law regarding the calculation of the required majority vote.

          On September 8, 2006, our board of directors met to receive an update from the Committee with respect to the negotiations with Platinum and matters related thereto. Lang Michener LLP (“Lang Michener”), legal counsel to our company, advised our board of directors regarding its recent discussion with Platinum’s counsel concerning the proposed merger agreement and noted the major issues of discussion concerned indemnity, termination rights and fees related thereto, and the delivery of proxies for Platinum shares requested by our company to facilitate approval of the merger by Platinum stockholders. With respect to indemnity, it was reported that Platinum continued to request that a significant shareholder group, consisting at a minimum of Messrs. Hirsch and Seymour, provide personal post-closing indemnification to Platinum for breaches by our company of its representations and warranties as well as security for such obligations. As to termination rights, Lang Michener reported that Platinum had agreed to abandon its request for a broad termination right not tied to breaches by our company, the presence of an alternative transaction or other customary provisions, but that Platinum continued to insist on receiving a termination fee if (a) an alternative proposal is announced and not withdrawn on the termination date, (b) the merger agreement is terminated after December 31, 2006, (c) our company enters into an agreement for an alternative transaction within 12 months after termination, and (d) the alternative transaction is ultimately consummated. As to our company’s request for Platinum’s proxies in support of the merger, Platinum’s advisors explained that there were legal impediments to Platinum delivering such proxies from holders who could provide any meaningful assurance of Platinum approval.

          At the same meeting, discussion ensued among our board of directors regarding our company’s cash needs and our board of directors authorized our company’s Chief Financial Officer to engage in discussions with Nedbank, our company’s primary lender, for an extension of the repayment date of the amounts due Nedbank on its promissory note in order to permit the closing of a transaction with Platinum.

          The Committee and its advisors met on September 10, 2006 to review the issues discussed at the board of directors meeting held on September 8, 2006, including the open issues between our company and Platinum with respect to the merger agreement and our company’s financing alternatives and cash flow needs. The Committee noted that further precision was necessary with respect to the purchase price adjustment calculations contemplated by the merger agreement and the exact terms of the condition requiring a vote of a majority of the disinterested stockholders of our company. The Committee members also discussed the outstanding claims against Oconee Electric and TMD Acquisition Corporation and the effect such claims could have upon the proposed merger consideration.

          On September 11, 2006, Mr. Hirsch addressed a meeting of our board of directors and provided an update on the status of negotiations between our company and Platinum. It was noted that our company’s management and members of the Committee, would be participating in further negotiations throughout the forthcoming week.

          On September 13, 2006, the Committee met and considered whether progress in the negotiations was sufficient to grant an extension of the exclusivity right granted to Platinum under the confidentiality agreement between our company and Platinum dated June 3, 2006 and subsequently amended. In that regard, the Committee and its advisors discussed the outstanding issues between the parties, including: (i) Platinum’s request for indemnity from Messrs. Hirsch and Seymour or, alternatively, a holdback of $3 million of the proposed purchase price in an escrow; (ii) how to manage the risk posed by Platinum’s need for stockholder approval; and (iii) our company’s recent request for a reverse termination fee payable by Platinum in the event of termination of the merger agreement in certain circumstances, including in the event that the Platinum board withdraws or changes its recommendation of the merger agreement. The Committee reviewed the history of the negotiations of the proposed merger agreement with Platinum and further discussed the challenges presented in the negotiations as a result of Platinum’s structure as a SPAC. After deliberation, the Committee determined that it would grant an extension of the exclusivity agreement with Platinum if requested. The Committee then discussed alternatives to the Platinum proposal, including Salman Partners’ continuing efforts to arrange potential financing for a public offering.

          On September 16, 2006 the Committee and its advisors met to discuss (i) a revised draft of the merger agreement, and (ii) the status of the exclusivity agreement between Platinum and our company. The Committee discussed the potential impact of certain additional concerns raised by Platinum as a result of the due diligence process on the timing of the proposed transaction, and the related concern that any disclosure document forwarded by Platinum to its stockholders under the AIM Rules accurately describe our company and its assets. Concerns were raised regarding the timing of the proposed transaction and the financing needs of our company in view of the possible delay. Accordingly, the Committee once again considered the possibility of completing an auction or a public offering should the proposed merger negotiations be unsuccessful, and discussed the merits of each approach. The Committee also discussed (i) the most recent draft of the merger agreement and the feasibility of the reverse termination fee in light of Platinum’s structure as a SPAC, including the possibility of requesting that Platinum’s promoters personally guarantee any termination fee, (ii) Platinum’s request for a voting agreement from Messrs. Hirsch and Seymour, and (iii) Platinum’s request for an indemnity from Messrs. Hirsch and Seymour and/or a holdback of $3 million of the merger consideration.

          On September 18, 2006, Mr. Hirsch addressed a meeting of our board of directors and provided an update on the status of negotiations between our company and Platinum. It was noted that our company’s management and members of the Committee, would be participating in further negotiations throughout the forthcoming week.

          On September 19, 2006, the parties met telephonically at which time our company communicated to Platinum that in order for our company to continue further with the negotiations, our company would require certain assurances that the merger would be completed, such as Platinum’s providing our company with a non-refundable deposit upon execution of a definitive merger agreement and/or Platinum executives agreeing to subscribe for our company’s shares in the event Platinum shareholders did not approve the merger. The parties also discussed a potential decrease in the reciprocal termination fees from $3 million to $2 million.

          On September 20, 2006, representatives of each of our company and Platinum’s nominated advisor, KBC Peel Hunt Limited (the “NOMAD”), met by telephone and discussed the issues raised by the NOMAD as communicated to our company on September 15, 2006.

          Later in the day on September 20, 2006, the Committee met and received a report from our company’s legal advisors regarding the meeting between our company and Platinum held the previous day as well as the meeting held earlier in the day between our company and the NOMAD, and discussed the issues raised at each meeting. The Committee discussed the timing and coordination of the two, parallel processes required to complete the merger, including (i) the publication of the admission document by Platinum and (ii) the execution of the merger agreement, at which time the admission document incorporating the shareholder disclosure required by United Kingdom law would be executed. Further discussion ensued regarding whether the NOMAD was prepared to proceed with the merger. The Committee then renewed its discussion regarding the possibility of a public offering as an alternative to proceeding with the proposed transaction with Platinum. The Committee and its advisors also expressed the need for further communications with respect to the regulatory process applicable to Platinum due to its listing on AIM and the terms of the agreement under which the proposed holdback amount of $3 million would be placed in escrow.

          On September 25, 2006, Mr. Hirsch again addressed a meeting of our board of directors and provided an update on the status of negotiations between our company and Platinum.

          Mr. Hirsch and Mr. Cooper met telephonically on September 28, 2006 and reached agreement in principle on a number of outstanding issues, subject to approval of our company’s board of directors and the Committee. Such issues included the proposal made on September 13, 2006 to hold back and place $3 million of the proposed purchase price in escrow, subject to review of the form of the holdback escrow agreement and the appointment of a stockholder representative acceptable to Platinum who would have be a party to the holdback escrow agreement. Mr. Hirsch and Mr. Cooper also discussed the $2 million termination fee, agreeing in principle on the terms upon which it would be payable by our company and (by Platinum. In addition, it was agreed in principle that any transfer taxes that might be payable in connection with the merger would be for the account of the company, such that they would reduce the amount of the per share merger consideration.

          During the meeting, Mr. Cooper and Mr. Hirsch also discussed Platinum’s insistence that, upon closing of the transactions contemplated by the merger agreement, all outstanding options, warrants and convertible debt of our company be cancelled or repaid, as the case may be, and that all of our current directors and officers resign. Mr. Hirsch reiterated the concern, previously discussed between the parties, that this condition might not be achievable. The parties eventually agreed that we would use our best efforts to get from all holders of our outstanding options and warrants an agreement to surrender their options and warrants for cancellation, but that receiving such agreement would not be a condition of closing and that Platinum would have limited recourse against the holdback fund to be held in escrow after closing.

          Mr. Cooper and Mr. Hirsch discussed additional outstanding issues, including our request for a majority of the minority vote and that any reduction in the market price of copper would have no effect on consideration of whether there has been a material adverse effect with respect to our company that could trigger a right of termination by Platinum.

          The Committee met on September 29, 2006 to discuss the issues raised between Mr. Hirsch and Mr. Cooper during their telephonic meeting of September 28, 2006, and the revised draft merger agreement circulated by Platinum the previous evening. Counsel reviewed with the Committee the terms of the revised draft of the merger agreement and outstanding issues related thereto, including the provisions related to (i) the definition of material adverse effect, (ii) the holdback and escrow, (iii) the shareholder representative, (iv) the calculation of the purchase price, (v) the conditions to closing and (vi) termination rights and fees related thereto. The Committee discussed timing of the proposed transaction and, in particular, our company’s ability to obtain sufficient financing to remain viable up to the closing date and, if necessary, past that date. The Committee also renewed its discussion regarding two possible alternatives to the proposed merger with Platinum, a public offering and a private placement, but indicated that neither seemed feasible at this juncture.

          Our board of directors (with the exception of Mr. Hirsch, who was absent) met on October 2, 2006 to receive an update from the Committee regarding the status of the negotiations with Platinum, including, among other things, issues regarding our company’s existing financing from Nedbank and our company’s outstanding options and warrants. With the consent of the Committee, the board of directors resolved to authorize Mr. Hirsch to discuss the possible resolution of these issues with Mr. Cooper of Platinum on behalf of our company.

          The Committee met on October 5, 2006 with its advisors to review the status of the negotiations with Platinum and the discussions of the board of directors at its meeting on October 2, 2006. With respect to our company’s existing financing arrangements, the Committee discussed the fact that Nedbank was only obligated to provide financing through December 22, 2006 and that the closing of the transaction might not occur before the end of 2006. Accordingly, the Committee determined that representatives of our company should meet with Nedbank to discuss its financing arrangements should the proposed merger not close by December 22, 2006. The Committee continued to discuss the outstanding issues with Platinum and the alternatives to a merger with Platinum.

          On October 9, 2006, Mr. Hirsch again addressed a meeting of our board of directors and provided an update on the status of negotiations between our company and Platinum. It was noted that negotiations were scheduled to continue throughout the forthcoming week respecting the outstanding issues between the parties, including Platinum’s continued insistence to include as one of its closing conditions the requirement that all of our outstanding options and warrants be cancelled.

         The Committee met on October 11, 2006 with its legal advisors and Messrs. Hirsch and Seymour with regard to the status of the negotiations regarding the proposed transaction with Platinum undertaken by Mr. Hirsch on behalf of our company. Mr. Hirsch advised the Committee that, subject to its approval of the proposed terms, most of the open issues had been resolved. These issues included Nedbank’s consent to the merger, which was obtained, as well as verbal assurances that the December 22, 2006 maturity date of our company’s secured promissory note would be extended, the NOMAD’s agreement to the readmission document, the requirement in Platinum’s proposed draft merger agreement that we obtain releases from all warrant and option holders for the termination of their rights in the merger, and our request for a $1 million deposit from Platinum. With respect to this last issue, Platinum proposed to deposit funds upon the execution of the merger agreement: (i) $500,000 as of the date of the signing of the merger agreement; (ii) $250,000 on November 30, 2006; and (iii) $250,000 on December 27, 2006. Under Platinum’s proposal, if the stockholders of Platinum vote in favor of the proposed merger but our company’s stockholders do not, then our company would be required to return the entire $1 million to Platinum. If, on the other hand, the stockholders of Platinum did not vote in favor of the merger, our company would retain the amount deposited into escrow, up to $1 million.

          Thereafter, Messrs. Hirsch and Seymour left the meeting and the Committee discussed the deposit proposal from Platinum, the circumstances under which our company would have to refund the entire amount of the deposit, and our options should the merger not close and, if not, the effect of the potential loss of the $1 million deposit upon the stockholder approval of the merger. Thereafter, counsel reviewed with the Committee the terms of the revised draft of the merger agreement and discussed several issues raised by the draft and the Committee’s proposed responses to those issues.

          The Committee met again on October 12, 2006 with its legal and financial advisors to receive an update from GMP Securities regarding its fairness analysis. Representatives of GMP Securities discussed certain factors underlying its analysis and fairness opinion and explained that the opinion took into account changes in the prices of commodities and the resulting changes in the values of comparable companies due to the sensitivity of share price to commodity price as well as changes in the overall commodities market since its presentation on August 28, 2006. GMP Securities noted that in its preliminary view the consideration to be received by the holders of Company common stock was fair, from a financial point of view, and stated that GMP Securities would be in a position to render its definitive opinion at the request of the Committee.

          On October 16, 2006, Mr. Hirsch addressed a meeting of our board of directors and provided an update on the status of negotiations between our company and Platinum. It was noted that negotiations were scheduled to continue throughout the forthcoming week respecting the outstanding issues between the parties, including Platinum’s continued insistence to include as one of its closing conditions the requirement that all of our outstanding options and warrants be cancelled.

          On October 19, 2006, the Committee and its advisors met with Mr. Hirsch to discuss the most recent draft of the merger agreement and the status of the negotiations with Platinum. Counsel reviewed with the Committee the changes since the previous draft of the proposed merger agreement, and specifically noted that Platinum continued to request that our company file tax returns on Form 5500 with respect to its 401(k) plan for all past tax years of the plan as a condition to closing and continued to seek an extension of the holdback period to provide Platinum with funds to resolve any issues with respect to the filing of our company’s Forms 5500. Mr. Hirsch then reported that he had negotiated with Platinum the resolution of certain outstanding issues, subject to Committee approval, including the amount and kind of expenses that would be taken into account in determining the final total of the per share merger consideration and the per share net holdback consideration, Platinum’s continuing request that our company obtain releases from the holders of options and warrants before closing, and the payment of the deposit by Platinum into escrow in three tranches.

          The Committee noted that the latest version of the calculation of the estimated total of the per share merger consideration and the per share net holdback consideration that would be payable by Platinum to our stockholders that had been provided to the Committee indicated that, assuming no claims would be made on the escrowed holdback funds and taking into account the current state of the parties’

negotiations as related by Mr. Hirsch, the total of the per share merger consideration and the per share net holdback consideration was now estimated to be $1.28, representing a decrease of $0.02 per share from the earlier estimate of $1.30 per share communicated to the Committee at its meeting on August 28, 2006. The Committee expressed its belief that this small decrease did not affect it view of the advisability of the transaction. After considerable discussion, the Committee expressed its belief that it would be in a position to approve the revised terms of the merger agreement and related documents reflecting the points negotiated by Mr. Hirsch when they were finalized.

          On October 20, 2006, the Committee met to discuss the revised draft of the merger agreement. Prior to the meeting, the Committee members received revised drafts of the merger agreement, the voting agreement, the holdback escrow agreement and the deposit escrow agreement. Counsel to the Committee reviewed the resolution of all issues with respect to the calculation of the final per share merger consideration, the filing of our Forms 5500 and other issues that had remained outstanding. Counsel further noted that the estimate of the total of the per share merger consideration and the per share net holdback consideration had decreased by $0.002, from $1.28 to $1.278, as a result of the refinement of the parties’ agreement on the calculation of additions to and subtractions from the $60 million base purchase price agreed to be paid by Platinum. (As disclosed elsewhere in this proxy statement, the total of the per share merger consideration and the per share net holdback consideration is estimated to be $1.27, which is the result, rounded to two decimal places, when the $250,000 advance fund on account of expenses to be provided to CuShaman LLC, as stockholder representative, is also subtracted from the $60 million base purchase price. However, any unused portion of this stockholder representative advance fund will be included in the per share net holdback consideration.) The Committee noted that these issues did not materially alter the terms of the merger agreement. After considerable discussion, the Committee concurred with the proposed resolution of these issues and agreed to communicate its agreement to Mr. Hirsch. Mr. Hirsch met telephonically with Mr. Cooper later that day and resolved the final outstanding issues between the parties.

          Counsel then discussed with the Committee its fiduciary duties of care, loyalty and good faith under Delaware law in connection with its recommendation regarding the merger and the proposed merger agreement. Thereafter, the Committee and its counsel discussed in detail the terms of the merger agreement.

          The meeting was adjourned and then reconvened later that day. At the reconvened meeting, the Committee reviewed with counsel the final version of the proposed merger agreement and counsel discussed the changes to the merger agreement from the draft previously circulated, including a refinement of the scope of transaction expenses. The Committee concurred with the changes. Thereafter, GMP Securities delivered its fairness opinion and confirmed its earlier view that the per share merger consideration to be received by the holders of our common stock was fair, from a financial point of view, to our company and its stockholders. After considerable discussion, the Committee unanimously approved resolutions determining that the merger was advisable and in the best interest of our company and its stockholders and that it was advisable to enter into the merger agreement and recommended that the board approve the merger agreement, the voting agreement and the agreements and transactions contemplated thereby.

         Following completion of the meeting of the Committee, our entire board of directors met to discuss the revised draft of the merger agreement. GMP Securities, counsel to the company and counsel to the Committee, were present at the request of our board. Prior to the meeting, the directors received revised drafts of the merger agreement, the voting agreement, the holdback escrow agreement and the deposit escrow agreement. GMP Securities presented to the full board its opinion that the consideration to be received by the holders of our common stock in the merger was fair, from a financial point of view, to our stockholders. GMP Securities then explained the reasoning behind its opinion, including a brief review of changes in the commodities and copper markets since its presentation to the Committee on August 28, 2006.

          Counsel to the Committee reported that the Committee had unanimously recommended that our board approve the merger agreement, the voting agreement and the agreements and transactions contemplated thereby. After discussion, our board of directors approved resolutions determining that the merger was advisable and in the best interest of our company and its stockholders, and authorizing our company to execute and deliver the merger agreement, the voting agreement and related agreements, and to enter into transactions contemplated thereby. In light of the potential conflict of interest faced by Messrs, Hirsch and Seymour, by virtue of their status as creditors of our company, they abstained from voting on the proposed resolutions but noted their agreement with them.

          The signing of the merger agreement was publicly announced on October 23, 2006.

Recommendation of Our Board of Directors

          Our board of directors:

  approved the merger agreement and other transactions contemplated by the merger agreement, and declared the merger to be advisable to our stockholders;

  determined that it was in the best interests of Nord Resources and its stockholders to enter into the merger agreement and consummate the merger on the terms and conditions set forth in the merger agreement; and

  determined that the consideration to be paid in the merger was fair from a financial point of view to our stockholders.

          Accordingly, our board of directors recommends that you vote “FOR” the adoption of the merger agreement.

Our Reasons for the Merger

          In reaching its determination to approve the merger agreement and the transactions contemplated thereby and to recommend that you vote in favor of the proposal to adopt the merger agreement, our board of directors considered the recommendation of the special committee of our board of directors and consulted with our management, as well as our legal and financial advisors, and considered a number of factors, including the following material factors:

Factors Relating to the Transaction Generally:

•	our current and future operating risks and opportunities if we were to remain as an independent publicly traded company in light of a number of relevant factors, including:

o

our limited ability as a publicly traded company not listed on a recognized national securities exchange or the Nasdaq stock market to obtain a financing of the magnitude necessary for us to complete our plan of operations to reactivate the Johnson Camp mine;

o

issues concerning our ability and the length of time and expense that it would take for us to secure a listing on a recognized national securities exchange or the Nasdaq stock market in light of our current stock price, our working capital deficit and our inability to reactivate the Johnson Camp mine without significant additional capital;

o

the current price of copper and the risk that the price of copper will decline as a result of lower demand during the period in which we would attempt to secure a stock exchange listing and the necessary financing, which would reduce the rates of return achievable from reactivation of the Johnson Camp mine and the likelihood that we would be able to achieve the requisite financing;

	o	concerns relating to our ability to pay our existing creditors in view of our current working capital deficit;

o

the possibility that investors will be reluctant to finance the reactivation of the Johnson Camp mine, either due to perceived risk associated with an investment in the Johnson Camp mine or perceived risk associated with general economic conditions, including world demand and market prices for copper;

o

any financing that we would obtain for the reactivation of the Johnson Camp mine would most likely include an equity financing which would result in a dilution to the interests of existing shareholders in Nord Resources;

o

our current status as a company without a producing mine or other material revenue generating assets that would enable us to generate the significant revenues necessary for us to sustain our current operations and reactivate the Johnson Camp mine without additional financing;

•

information with respect to our financial condition, results of operations, business and prospects, including the Company’s current working capital deficit, management’s projections of the capital cost to reactivate the Johnson Camp mine, the operating cost to be associated with mining activities at the Johnson Camp mine, the inherent uncertainties and contingencies associated with financial projections, and the economic and competitive market conditions affecting Nord Resources, including difficulties in securing the financing necessary to reactivate the Johnson Camp mine;

•

our board of directors’ belief, in light of its knowledge of our business, financial condition, results of operations, prospects and the business and competitive environment in which we operate, that the merger is more favorable to our stockholders than any other alternative reasonably available to Nord Resources including continued independent operations or other potential strategic transactions;

•

the likelihood of obtaining a superior offer from an alternative purchaser to Platinum in light of the process that we had undertaken to identify and contact other potential purchasers and the risk of losing the proposed transaction with Platinum; and

•

the potential stockholder value that our board of directors believed might result from other possible alternatives to the proposed merger, including the alternative of continuing to operate Nord Resources on a stand-alone basis or seeking to grow through acquisitions, as well as the risks and uncertainties associated with those alternatives.

Factors Relating to the Specific Terms of the Merger Agreement with Platinum:

  the total estimated per share merger consideration and per share net holdback consideration, presuming no payments of the holdback amount on account of damages to Platinum under the escrow holdback agreement, of $1.27 per share of our common stock represents a substantial premium to the trading price of our common stock. The per share common stock merger consideration represents a 63% premium over the $0.78 closing price of our common stock on October 20, 2006, the last trading day prior to the execution of the merger agreement; a 59% premium over our average common stock closing price for the thirty trading day period ending October 20, 2006; and a 56% premium over our average common closing stock price for the ninety trading day period ending October 20, 2006;

  the board of directors concluded that the merger consideration was likely the highest price reasonably attainable for our stockholders in a merger or other acquisition transaction;

  our board considered the presentation by GMP Securities Inc. on October 20, 2006 and its opinion that, as of October 20, 2006, and based on and subject to the matters set forth in its opinion, the consideration to be offered to holders of our common stock in the merger was fair, from a financial perspective, to our stockholders;

  the merger consideration consists solely of cash, which provides certainty of value to our stockholders (although payment of the per share net holdback consideration is not certain);

  there is no financing condition to the completion of the merger, and our board of directors, after consultation with its financial and legal advisors, has determined that Platinum will have adequate capital resources to pay the merger consideration, subject to Platinum obtaining shareholder approval for the merger and the conditions for release of its trust funds being satisfied;

  the merger agreement, subject to the limitations and requirements contained in the agreement, allows our board of directors to furnish information to and conduct negotiations with third parties other than Platinum under certain circumstances and, if the board of directors determines in good faith that a third party proposal constitutes a superior proposal, the board may terminate the merger agreement (subject to payment of a $2.0 million termination fee);

  Platinum is obligated to pay to us a termination fee of $2.0 million if we terminate the merger agreement under certain circumstances, including in the event of a withdrawal, qualification or modification by Platinum of its approval of the merger agreement or the recommendation of its board of directors regarding the merger agreement in a manner adverse to us;

  Platinum paid a deposit of $500,000 upon execution of the merger agreement which will be increased by additional deposits of $250,000 each due on November 30, 2006 and December 27, 2006. The deposit will be paid to us in the event of termination of the merger agreement in certain circumstances, including termination by us in the event that the shareholders of Platinum do not adopt the merger agreement.

  the fact that the completion of the merger is subject to the adoption of the merger agreement by our stockholders and if a superior offer for an alternative transaction were to be made prior to the adoption of the merger agreement by our stockholders at the special meeting of our stockholders, our stockholders would be free to reject the transaction with Platinum by voting against the adoption of the merger agreement.

Potential Negative Factors Relating to the Transaction:

          Our board of directors also considered risks relating to the merger and other countervailing factors, including the following material risks and factors:

  we will no longer exist as an independent company and our stockholders will no longer participate in our growth as an independent company and also will not participate in the development and re-commencement of mining activities at the Johnson Camp mine;

  Platinum’s obligation to consummate the merger is subject to receipt of approval of its shareholders to be obtained by a resolution passed by 80% or more of the Platinum shares voted at an extraordinary general meeting of the shareholders of Platinum called for the purpose of approving the merger agreement. In addition, shareholders of Platinum, exclusive of Platinum’s founding shareholders, holding 20% or more of the issued Shares of Platinum must not have voted against approving and adopting the merger agreement and the merger.

  Platinum’s obligation to consummate the merger is subject to the absence of a material adverse effect with respect to our business;

  consummation of the merger is subject to the satisfaction or waiver of numerous other conditions;

  it is possible that the merger may not be completed even if the merger agreement is adopted by our stockholders because other conditions to the merger may not be satisfied. If the merger does not close, we may incur significant cost and be subject to significant risks, including the possibility of disruption to our operations, diversion of management and employee attention, employee attrition and a potentially negative effect on business and customer relationships;

  the merger agreement precludes us from actively soliciting alternative proposals;

  we are obligated to pay Platinum a termination fee of $2.0 million if we terminate or if Platinum terminates the merger agreement under certain circumstances, which may deter others from proposing an alternative transaction that might be more advantageous to our stockholders;

  certain of our directors and officers may have conflicts of interest in connection with the merger, as they may receive certain benefits that are different from, and in addition to, those of our other stockholders;

  the right to receive payment on account of the per share net holdback consideration is contingent and such payment (i) may never be received, (ii) may be delayed, or (iii) may be less than $0.07 after any Platinum claims for damages have been satisfied and fees and expenses relating to the holdback escrow have been paid; and

  the gain from an all-cash transaction would be taxable to our tax-paying stockholders for United States federal income tax purposes.

          After taking into account all of the factors set forth above, as well as others, our board of directors agreed that the benefits of the merger outweigh the risks and that the transactions contemplated by the merger agreement, including the merger, are advisable, fair to and in the best interests of Nord Resources and its stockholders. Our board of directors has approved the merger agreement and the merger and recommends that our stockholders vote to adopt the merger agreement at the special meeting.

          The foregoing discussion is not intended to be exhaustive, but we believe it addresses the material information and factors considered by our board of directors in its consideration of the merger. In view of the number and variety of factors and the amount of information considered, our board of directors did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to, the specific factors considered in reaching its determination. In addition, our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, and individual members of our board of directors may have given different weights to different factors.

Opinion of Financial Advisors

          GMP Securities has acted as financial advisor to the special committee of our board of directors with respect to the merger. The special committee was comprised of our independent directors, namely Wade Nesmith, John Cook and Doug Hamilton. In connection with GMP Securities’ engagement as financial advisor, the special committee of our board of directors requested that GMP Securities evaluate the fairness, from a financial point of view, of the merger consideration to be received by the holders of our common stock. On October 20, 2006 GMP Securities delivered its oral opinion to the special committee of our board of directors and subsequently to our board of directors as to the fairness, from a financial point of view, of the consideration to be received by stockholders of Nord in the merger. On October 20, 2006 GMP Securities confirmed in writing, to the special committee of our board of directors that, as of the date of its opinion and based upon and subject to the qualifications, limitations and assumptions set forth therein, the merger consideration to be received by the holders of our common stock was fair, from a financial perspective, to the holders of our common stock.

          The summary of the written opinion of GMP Securities in this proxy statement is qualified in its entirety by reference to the full text of the written opinion of GMP Securities, dated October 20, 2006 attached to this proxy statement as Annex C. You are urged to, and should, read the written opinion of GMP Securities carefully and in its entirety. The written opinion of GMP Securities addresses only the fairness, from a financial point of view, of the merger consideration to be received by the holders of our common stock as of the date of the written opinion of GMP Securities, and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the merger.

          In arriving at its opinion, GMP Securities, among other things:

  reviewed published research and industry reports for Nord Resources and for the worldwide metals and mining industry;

  reviewed the merger agreement as it relates to the financial consideration being offered, including schedules 1.1 through 1.5 thereof;

  reviewed the Johnson Camp Mine copper project 2005 feasibility study prepared by Winters, Dorsey & Company LLC;

  reviewed and analyzed publicly available information relating to the business, operations, financial performance and stock trading history of Nord Resources and other public companies considered to be relevant;

  reviewed press releases issued by Nord Resources;

  reviewed public filings submitted by Nord Resources to securities commissions or similar regulatory authorities and stock exchanges in the United States;

  conferred with senior officers of Nord Resources, including review of a representation certificate as to certain factual matters dated as of October 20, 2006 from senior management of Nord Resources;

  reviewed public financial and transaction information relating to other transactions which it deemed to be relevant; and

  reviewed such other corporate, industry and financial market information, investigations and analyses as it deemed necessary or appropriate for the purposes of its opinion.

          In connection with its review, and subject to the exercise of professional judgment, GMP Securities did not assume any responsibility for independent verification of any of the foregoing information and relied upon a certificate dated as of October 20, 2006 from senior management of Nord Resources representing that such information was, at the date the information was provided, and except as disclosed in writing to GMP Securities, is complete, accurate and fair in all material respects.

          GMP Securities’ opinion addresses only the fairness, from a financial point of view, of the merger consideration to the holders of our common stock and does not address any other aspect or implication of the merger or any other agreement, arrangement or understanding entered into in connection with the merger or otherwise. GMP Securities’ opinion is necessarily based upon information made available to it as of the date of its opinion, and upon financial, economic, market and general business conditions as they existed and could be evaluated on the date of the GMP Securities’ opinion. In its analyses and in preparing the GMP Securities’ opinion, GMP Securities made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of GMP Securities or any party involved in the merger. The GMP Securities’ opinion does not address the relative merits of the merger as compared to other business strategies that might be available to us, nor does it address our underlying business decision to proceed with the merger.

          In preparing its opinion, GMP Securities performed a number of financial and comparative analyses, including those described below. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. GMP Securities believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading view of the processes underlying the GMP Securities’ opinion. In addition, GMP Securities may have given some analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuation resulting from any particular analysis described below should not be taken to be GMP Securities’ view of the actual value of Nord Resources. The analyses performed by GMP Securities are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. The analyses performed were prepared solely as part of GMP Securities’ analysis of the fairness, from a financial point of view, of the merger consideration to be received by the holders of our common stock and were provided to the special committee of our board of directors in connection with the delivery of the GMP Securities’ opinion.

          The following is a summary of material financial analyses performed by GMP Securities in connection with the preparation of its opinion, which had been reviewed with the special committee of our board of directors, at meetings held on August 30, 2006. GMP Securities confirmed in delivering its final opinion that these analyses had not changed materially as of October 20, 2006. Certain of the following summaries of financial analyses that were performed by GMP Securities include information presented in tabular format. In order to understand fully the material financial analyses that were performed by GMP Securities, the tables should be read together with the text of each summary. The tables alone do not constitute a complete description of the material financial analyses.

          Comparison of Selected Publicly Traded Companies. GMP Securities compared selected financial information about Nord Resources with that of other public companies in the copper mining industry. The copper mining companies that GMP Securities considered were:

Aur Resources, Inc.

Constellation Copper Corp.

Equinox Minerals Ltd.

Eurozinc Mining Corp.

Frontera Copper Corp.

Imperial Metals Corp.

Inmet Mining Corp.

Mercator Minerals Ltd.

Northern Orion Resources Inc.

Quadra Mining Ltd.

Sherwood Copper Corp.

          For these companies, GMP Securities reviewed several financial metrics, including but not limited to, enterprise value (calculated as the sum of market capitalization, net debt, minority interest and preferred shares) to copper reserves and resources, price to cash flow, price to earnings and price to net asset value.

          Although the publicly-traded copper mining companies were used for comparison purposes, none of those companies is directly comparable to Nord Resources. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies and Nord Resources.

          Comparison of Precedent Mining Transactions. GMP Securities reviewed financial metrics from selected transactions in the mining industry. Specifically, GMP Securities reviewed the comparable transaction multiples of the selected transactions, calculated as the amount paid per pound of copper reserve and resource.

          Although the transactions were used for comparison purposes, none of those transactions is directly comparable to the merger, and none of the companies in those transactions is directly comparable to Nord Resources. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical financial and operating characteristics of the companies involved and other factors that could affect the acquisition value of such companies or the company to which they are being compared.

          Premium Analysis. GMP Securities also calculated the implied premium paid in 13 selected all cash transactions that occurred between March 30, 2003, and August 21, 2006, involving mining companies with transaction values ranging from approximately $117 million to $17 billion. GMP Securities derived the following information from data observed for the selected transactions based on an assumed announcement date of August 30, 2006 and the aggregate of the per share merger consideration and the per share net merger consideration being equal to $1.30 per share:

	Offer Price Premium to Target Price
	1 Day Premium	1 Week Premium
Comparable Transactions Summary
Mean	23.9%	26.5%
Mean Excluding Maximum / Minimum Values	23.2%	26.7%
Maximum	42.0%	40.1%
Minimum	14.0%	10.5%
Nord Resources / Platinum Merger	64.0%	66.0%

          Although the premiums paid in the selected transactions were used for comparison purposes, none of those transactions is directly comparable to the merger, and none of the companies in those transactions is directly comparable to Nord Resources. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical financial and operating characteristics of the companies involved and other factors that could affect the acquisition value of such companies or the company to which they are being compared.

          GMP Securities’ opinion and earlier presentation to the special committee of our board of directors was one of many factors taken into consideration by the board of directors in deciding to enter into the merger agreement. Consequently, the analyses described above should not be viewed as determinative of the opinion of Nord Resources, or Nord Resources’ management with respect to whether the special committee of our board of directors would have been willing to agree to a different aggregate merger consideration to be received by holders of our common stock.

          GMP Securities was retained by the special committee of our board of directors to act as its financial advisor in connection with evaluating the merger, from a financial perspective to the shareholders of Nord Resources. GMP Securities was selected by Nord Resources based on GMP Securities’ qualifications, expertise and reputation. GMP Securities, as part of its investment banking business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, private placements and related financings, bankruptcy reorganizations and similar recapitalizations, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. In the ordinary course of its business as a broker-dealer and market maker, GMP Securities and its clients may have, or may in the future have, long or short positions in securities of Nord Resources or its respective affiliates or associates and, from time to time, GMP

Securities may have executed or may execute transactions on behalf of Nord Resources or on behalf of other clients for which it received or will receive compensation.

          Pursuant to an engagement letter dated as of August 22, 2006, the special committee of our board of directors engaged GMP Securities to provide financial advisory services to Nord Resources in connection with the merger, including, among other things, rendering its opinion to the special committee of the board of directors. Pursuant to the terms of the engagement letter, GMP Securities was paid a $75,000 retainer upon the signing of the engagement letter and received an additional $175,000 fee for its services in connection with the merger which was paid upon delivery of the opinion. In addition, Nord Resources has agreed to indemnify GMP Securities for certain liabilities and expenses arising out of or in conjunction with its rendering of services under its engagement, including liabilities arising under the federal securities laws.

Interests of Our Directors and Executive Officers in the Merger

          In considering the recommendation of our board of directors with respect to the merger agreement, you should be aware that our directors and executive officers may have interests in the merger and have arrangements that are different from, or in addition to, those of our stockholders generally. Our board of directors was aware of these interests and considered them, among other matters, in reaching its decisions to approve the merger agreement and to recommend that our stockholders vote in favor of the adoption of the merger agreement.

Stock Ownership

          Many of our directors and executive officers beneficially own shares of our common stock. For a further description of these stock holdings, see “Beneficial Ownership of Common Stock,” beginning on page 89.

          Each directors and executive officer will be entitled to receive in respect of the shares that they hold a cash payment, without interest, equal to the product of (i) the per share merger consideration multiplied by (ii) the number of shares held as of the date of consummation of the merger. In addition, each of our director and executive officer will receive a contingent right to receive an amount equal to (i) the amount of the per share net holdback consideration, multiplied by (ii) the number of shares held as of the date of consummation of the merger.

          The following table sets forth the estimated aggregate amount of the per share merger consideration and per share net holdback consideration each of our executive officers and directors will receive for shares of our common stock based on their share ownership as of <> <>, 2006, the record date for the special meeting:

Name	Number of Shares Beneficially Owned	Cash Payment on Closing in Respect of Shares Held if Per Share Merger Consideration is $1.20 per share	Cash Payment on Account of Per Share Net Holdback Consideration if Per Share Net Holdback Consideration is $0.07 per share
Ronald A. Hirsch Chairman	5,526,400 Shares	$6,631,680	$386,848

Name	Number of Shares Beneficially Owned	Cash Payment on Closing in Respect of Shares Held if Per Share Merger Consideration is $1.20 per share	Cash Payment on Account of Per Share Net Holdback Consideration if Per Share Net Holdback Consideration is $0.07 per share
Stephen D. Seymour Director	3,337,657 Shares	$4,005,188	$233,636
Wade D. Nesmith Director	30,000 Shares	$36,000	$2,100
Douglas P. Hamilton Director	Nil Shares	$0	$0
John F. Cook Director	71,429 Shares	$85,715	$5,000
Erland A. Anderson Interim President and Chief Executive Officer	825,000 Shares	$990,000	$57,750
John Perry, Senior Vice-President and Chief Financial Officer	1,022,857 shares	$1,227,428	$71,600

Stock Options

          Each of our directors and executive officers will be entitled to receive in respect of the vested options that they hold a cash payment equal to (i) the excess, if any, of (A) the per share merger consideration over (B) the per share exercise price of the option, multiplied by (ii) the number of shares of our common stock subject to such vested option immediately prior to the effective time. In addition, each of our officers and directors will receive a contingent right to receive a portion of the holdback in an amount equal to (i) the amount of the per share net holdback consideration, multiplied by (ii) the number of shares of our common stock subject to such vested option immediately prior to the effective time.

          The following table sets forth the estimated aggregate amount of the per share merger consideration and per share net holdback consideration each of our executive officers and directors will receive for their stock options to purchase our common stock, based on their options held as of <> <>, 2006, the record date for the special meeting:

Name	Number of Options	Option Exercise Price	Cash Payment on Closing in Respect of Options Held if Per Share Merger Consideration is $1.20 per share	Cash Payment on Account of Per Share Net Holdback Consideration if Per Share Net Holdback Consideration is $0.07 per share
Ronald A. Hirsch Chairman	Nil	Not Applicable	$0	$0
Stephen D. Seymour Director	200,000(1)	$1.05 per share	$30,000	$14,000
Wade D. Nesmith Director	200,000(1)	$1.05 per share	$30,000	$14,000
Douglas P. Hamilton Director	200,000(1)	$1.05 per share	$30,000	$14,000
John F. Cook Director	200,000(1)	$1.05 per share	$30,000	$14,000
Erland A. Anderson Interim President and Chief Executive Officer	675,000	$0.50 per share	$472,500	$47,250
John Perry, Senior Vice- President and Chief Financial Officer	200,000	$0.30 per Share	$180,000	$14,000
	100,000	$0.40 per Share	$80,000	$7,000
	100,000	$0.50 per Share	$70,000	$7,000
	100,000	$0.60 per Share	$60,000	$7,000

(1)

Each of Mr. Seymour, Mr. Nesmith, Mr. Hamilton and Mr. Cook is the holder of options to purchase 200,000 shares of our common stock, of which options to purchase 66,666 shares of our common stock are presently vested. Under the terms of their respective stock option agreements, consummation of the merger will result in the remaining options to purchase 133,334 shares of our common stock vesting as of closing.

Share Purchase Warrants

          Each of our directors and executive officers will be entitled to receive in respect of the warrants that they hold a cash payment equal to (i) the excess, if any, of (A) the per share merger consideration over (B) the per share exercise price of the warrant, multiplied by (ii) the number of shares of our common stock subject to such warrant immediately prior to the effective time. In addition, each holder will receive a contingent right to receive a portion of the holdback in an amount equal to (i) the amount of the per share net holdback consideration, multiplied by (ii) the number of shares of our common stock subject to such warrant immediately prior to the effective time.

          The following table sets forth the estimated aggregate amount of the per share merger consideration and per share net holdback consideration each of our executive officers and directors will receive for their warrants to purchase our common stock, based on their warrants held as of <> <>, 2006, the record date for the special meeting:

Name	Number of Warrants	Warrant Exercise Price	Cash Payment on Closing in Respect of Warrants Held if Per Share Merger Consideration is $1.20 per share	Cash Payment on Account of Per Share Net Holdback Consideration if Per Share Net Holdback Consideration is $0.07 per share
Ronald A. Hirsch Chairman	1,130,000	$0.25 per Share	$1,073,500	$79,100
Stephen D. Seymour Director	1,130,000	$0.25 per Share	$1,073,500	$79,100
Wade D. Nesmith Director	30,000	$0.40 per Share	$24,000	$2,100
Douglas P. Hamilton Director	Nil	Not Applicable	$0	$0
John F. Cook Director	71,429	$0.40 per Share	$57,143	$5,000
Erland A. Anderson Interim President and Chief Executive	Nil	Not Applicable	$0	$0

Name	Number of Warrants	Warrant Exercise Price	Cash Payment on Closing in Respect of Warrants Held if Per Share Merger Consideration is $1.20 per share	Cash Payment on Account of Per Share Net Holdback Consideration if Per Share Net Holdback Consideration is $0.07 per share
Officer
John Perry, Senior Vice- President and Chief Financial Officer	142,857	$0.40 per Share	$114,286	$10,000

Convertible Promissory Notes

          Each of Mr. Hirsch and Mr. Seymour is the holder of convertible promissory notes that are convertible into shares of our common stock. Upon consummation of the merger, each of Mr. Hirsch and Mr. Seymour will be entitled to receive an amount in cash equal to (i) the per share merger consideration, multiplied by the quotient of (ii) (A) the amount of outstanding principal of the convertible promissory notes divided by (B) the conversion price of the convertible promissory notes. In addition, each of Mr. Hirsch and Mr. Seymour will receive a contingent right to receive a portion of the holdback in an amount equal to (i) the amount of the per share net holdback consideration, multiplied by (ii) the number of shares of our common stock subject to the convertible promissory notes immediately prior to the effective time.

          The following table sets forth the estimated aggregate amount of the per share merger consideration and per share net holdback consideration each of Mr. Hirsch and Mr. Seymour will be entitled to receive for the convertible promissory notes:

Name	Principal Amount of Convertible Promissory Note	Conversion Price	Number of Shares Subject to Convertible Promissory Note	Cash Payment on Closing in Respect of Convertible Promissory Notes if Per Share Merger Consideration is $1.20 per share	Cash Payment on Account of Per Share Net Holdback Consideration if Per Share Net Holdback Consideration is $0.07 per share
Ronald A. Hirsch Chairman	$106,000	$0.20 per Share	530,000 Shares	$636,000	$37,100
	$35,000	$0.175 per Share	200,000 Shares	$240,000	$14,000
Stephen D. Seymour	$66,000	$0.20 per Share	330,000 Shares	$396,000	$23,100

Name	Principal Amount of Convertible Promissory Note	Conversion Price	Number of Shares Subject to Convertible Promissory Note	Cash Payment on Closing in Respect of Convertible Promissory Notes if Per Share Merger Consideration is $1.20 per share	Cash Payment on Account of Per Share Net Holdback Consideration if Per Share Net Holdback Consideration is $0.07 per share
Director

Deferred Stock Units

          Certain of our directors beneficially own deferred stock units pursuant to which they are entitled to an equivalent number of shares of our common stock. Each holder of deferred stock units will receive a cash payment upon consummation of the merger, without interest, equal to (i) the per share merger consideration, multiplied by (ii) the number of shares of our common stock subject to such deferred stock unit immediately prior to the effective time. In addition, each holder will receive a contingent right to receive a portion of the holdback in an amount equal to (i) the amount of the per share net holdback consideration, multiplied by (ii) the number of shares of our common stock subject to the deferred stock unit immediately prior to the effective time.

          The following table sets forth the number of deferred stock units that our directors hold and the estimated aggregate amount of the per share merger consideration and per share net holdback consideration they will receive upon consummation of the merger, based on the number of deferred stock units outstanding as of <> <>, 2006, the record date for the special meeting:

Name	Number of Deferred Stock Units Beneficially Owned	Cash Payment on Closing in Respect of DSUs Held if Per Share Merger Consideration is $1.20 per share	Cash Payment on Account of Per Share Net Holdback Consideration if Per Share Net Holdback Consideration is $0.07 per share
Stephen D. Seymour Director	19,731.571	$23,678	$1,381
Wade D. Nesmith Director	37,489.984	$44,988	$2,624
Douglas P. Hamilton Director	31,570.513	$37,885	$2,210
John F. Cook	25,651.042	$30,781	$1,796

Name	Number of Deferred Stock Units Beneficially Owned	Cash Payment on Closing in Respect of DSUs Held if Per Share Merger Consideration is $1.20 per share	Cash Payment on Account of Per Share Net Holdback Consideration if Per Share Net Holdback Consideration is $0.07 per share
Director

Severance Provisions in Amended Employment Agreements

          We have entered into amendments to employment agreements with certain of our executive officers that provide for certain severance benefits upon the occurrence of a “Significant Transaction,” which is defined to include a significant transaction in which any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of shares representing 51% or more of our outstanding common stock. The consummation of the merger will constitute a “Significant Transaction” under these employment agreements that will trigger payment of these severance amounts. These severance amounts have been included in our estimate of the amount of the deferred payments to be made upon consummation of the merger. These severance payments are summarized below:

Erland Anderson, President and Chief Executive Officer

  Under the applicable severance provisions of Mr. Anderson’s amended employment agreement, upon completion of the merger, we will be obligated to provide Mr. Anderson with the following payments and benefits: (a) the sum of $150,000; (b) if we elect continuation of coverage of medical and dental benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, we must pay 100% of such premiums for the first 18 months of coverage; and (c) the premiums necessary for continuation of any Supplemental Disability Policy (as defined in the employment agreement) or, at our election, a lump sum amount equal to the aggregate premiums to be paid thereon, in either case for a period of 18 months following the effective date of termination; provided, however, that in lieu of such the payments and benefits described in clauses (b) and (c), and in full payment and satisfaction our obligations to Mr. Anderson in respect thereof, we may in our sole discretion elect to pay to Mr. Anderson the sum of $24,000 in cash no later than the closing date of the merger. We intend to exercise this right and pay Mr. Anderson the sum of $24,000 on or prior to the closing date of the merger, in addition to the lump sum payment of $150,000 referred to in clause (a).

Ronald A. Hirsch, Chairman

  Under the applicable severance provisions of Mr. Hirsch’s amended employment agreement, upon completion of the merger, we will be obligated to provide Mr. Hirsch with the following payments and benefits: (a) if we elect continuation of coverage of medical and dental benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, we must pay 100% of such premiums for the first 18 months of coverage; and (b) the premiums necessary for continuation of any Supplemental Disability Policy (as defined in the employment agreement) or, at our election, a lump sum amount equal to the aggregate premiums to be paid thereon, in either case for a period of 18 months following the effective date of termination; provided, however, that in lieu of such payments and benefits, and in full payment and satisfaction our obligations to Mr. Hirsch in respect thereof, we may in our sole discretion elect to pay to Mr. Hirsch the sum of $9,000 in cash no later than the closing date of the merger. We intend to exercise this right and pay Mr. Hirsch the sum of $9,000 on or prior to the closing date of the merger.

John Perry, Senior Vice President, Secretary, Treasurer and Chief Financial Officer

  Under the applicable severance provisions of Mr. Perry’s amended employment agreement, upon completion of the merger, we will be obligated to provide Mr. Perry with the following payments and benefits: (a) the sum of $225,000; (b) if we elect continuation of coverage of medical and dental benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, we must pay 100% of such premiums for the first 18 months of coverage; and (c) the premiums necessary for continuation of any Supplemental Disability Policy (as defined in the employment agreement) or, at our election, a lump sum amount equal to the aggregate premiums to be paid thereon, in either case for a period of 18 months following the effective date of termination; provided, however, that in lieu of such the payments and benefits described in clauses (b) and (c), and in full payment and satisfaction our obligations to Mr. Perry in respect thereof, we may in our sole discretion elect to pay a lump sum in cash equal to the aggregate of the premiums that would have been payable during the 18 months following the closing date of the merger on the assumption that the premiums would be assessed and charged during that period at the same respective rates in force on the date of such payment. NORD currently does not cover Mr. Perry’s medical and dental benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985 or any premiums in respect of any Supplemental Disability Policy for Mr. Perry. Accordingly, Mr. Perry will only be entitled to receive the lump sum payment of $225,000 referred to in clause (a).

Payments of Accrued but Unpaid Salaries, Bonuses and Consulting Fees

          Each of Mr. Anderson and Mr. Hirsch is presently owed unpaid salaries and consulting fees that we have accrued but have not paid due to a lack of funding. These amounts will be paid on consummation of the merger and are included in our estimate of the amount of the deferred payments to be made upon consummation of the merger. These estimated unpaid salaries and consulting fees as of <> <>, 2006, the record date for the special meeting, exclusive of the unpaid bonuses described below, are summarized as follows:

	Accrued but Unpaid Salary	Accrued but Unpaid Consultant Fees
Erland Anderson, President and Chief Executive Officer	$371,833	$32,448
Ronald Hirsch, Chairman	$561,100	$295,000

          Each of Mr. Anderson, Mr. Hirsch and Mr. Perry is presently owed unpaid bonuses that we have accrued but have not paid due to a lack of funding. These bonuses were approved by our independent directors. These amounts will be paid on consummation of the merger and are included in our estimate of the amount of the deferred payments to be made upon consummation of the merger. These estimated unpaid bonuses are summarized as follows:

Accrued but Unpaid Bonuses
Erland Anderson, President and Chief Executive Officer	$300,000
Ronald Hirsch, Chairman	$300,000
John Perry, Senior Vice President, Secretary, Treasurer and Chief Financial Officer	$300,000

Termination of Employment Arrangements Upon Consummation of the Merger

          None of our directors or executive officers will continue on with the surviving corporation as a director, executive officer or employee of the surviving corporation or in any other capacity. Accordingly, all employment agreements with our executive officers will terminate upon consummation of the merger.

Voting Agreements

          Concurrently with entering into the merger agreement, Platinum USA entered into a voting agreement with certain of our directors and officers who are also shareholders of Nord Resources, namely Ronald Hirsch and Stephen Seymour. These voting agreements provide that the directors and officers will vote their shares, which represented approximately twenty six percent (26%) of our outstanding shares as of <> <>, 2006, the record date for the special meeting, in favor of the merger. The voting agreements terminate on the earlier of (i) the date of closing of the merger or (ii) termination of the merger agreement in accordance with its terms (including if we terminate the merger agreement to accept a superior proposal). We encourage you to read the form of voting agreement carefully in its entirety. Each shareholder that is a party to a voting agreement has agreed to deliver a proxy to Platinum USA which will be used by Platinum USA to vote the shares at the meeting of our stockholders.

          A form of the voting agreement is attached to this proxy statement as Annex B.

Indemnification, Insurance and Employee Benefits

          Platinum USA has agreed that for a period of two years from the effective time of the merger, the surviving corporation’s certificate of incorporation and bylaws will contain provisions no less favorable with respect to indemnification than are set forth in our charter documents, in each case as in effect on the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of one year from the effective time of the merger in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the effective time, were directors or officers of Nord Resources or any of our Subsidiaries, unless such modification shall be required by law and then only to the minimum extent required by law. Platinum USA has further agreed to cause the surviving corporation or Platinum USA to obtain and maintain in effect, for a period of two years after the effective time, policies of directors’ and officers’ liability insurance on behalf of the former officers and directors of Nord Resources currently covered by our directors’ and officers’ liability insurance policy with respect to acts or omissions occurring prior to the effective time with at least the same coverage and containing terms and conditions that are not less favorable than those under existing policies.

Delisting and Deregistration of Our Common Stock

          If the merger is completed, our common stock will no longer trade on the OTC Pink Sheets and deregistered under the Exchange Act, and Nord Resources will no longer file periodic reports with the Securities and Exchange Commission.

Litigation Relating to the Merger

          As of the date of this proxy statement, we are unaware of any lawsuits filed against us or our board of directors in connection with the merger.

Material U.S. Federal Income Tax Consequences

          The following is a summary of the material United States federal income tax consequences of the merger to United States Holders (as defined below) of our common stock whose shares are converted into the right to receive cash under the merger. This summary is based on the Internal Revenue Code of 1986, as amended (or, the Code), applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect as of the date hereof, all of which may change, possibly with retroactive effect.

          This summary is limited to United States Holders (as defined below) who hold our shares of common stock as capital assets. It does not address all of the tax consequences that may be relevant to a holder’s particular circumstances, or to holders that may be subject to special tax rules, including, without limitation:

  banks, insurance companies or other financial institutions;

  broker-dealers;

  traders;

  expatriates;

  tax-exempt organizations;

  Non-United States Holders (as defined below);

  persons that are S-corporations, partnerships or other pass through entities;

  persons who are subject to alternative minimum tax;

  persons who hold their shares of our common stock as a position in a “straddle,” a “hedging” or “conversion” transaction, or other risk;

  reduction transaction;

  persons deemed to sell their shares of our common stock under the constructive sale provisions of the Code;

  persons that have a functional currency other than the United States dollar; or

  persons who acquired their shares of our common stock upon the exercise of stock options or otherwise as compensation.

In addition, this summary does not address any U.S. federal estate or gift tax consequences, nor any state, local or foreign tax consequences of the merger, and this summary does not address the tax consequences to holders of our common stock who exercise appraisal rights under Delaware law.

THIS SUMMARY DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSIDERATIONS RELATING TO THE MERGER, AND IS NOT TAX ADVICE. THEREFORE, YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE MERGER ARISING UNDER THE FEDERAL ESTATE OR GIFT TAX RULES OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

For purposes of this summary, a “United States Holder” means a holder that is:

  an individual citizen or resident of the United States;

  a corporation or an entity treated as a corporation for United States federal income tax purposes created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

  an estate the income of which is subject to United States federal income taxation regardless of its source; or

  a trust (a) the administration over which a United States court can exercise primary supervision and all of the substantial decisions of which one or more United States persons have the authority to control and (b) certain other trusts considered United States Holders for federal income tax purposes.

  A “Non-United States Holder” is a holder other than a United States Holder.

Consequences of the Merger

The receipt of cash in exchange for shares of our common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes. In general, a United States Holder who receives cash in exchange for shares of our common stock pursuant to the merger will recognize capital gain or loss for United States federal income tax purposes equal to the difference, if any, between the amount of cash received and the holder’s adjusted tax basis in the shares of our common stock exchanged therefore. Any such gain or loss would be long-term capital gain or loss if the holding period for the shares of our common stock exceeded one year. Long-term capital gains of non-corporate taxpayers are generally subject to tax at reduced rates. The deductibility of capital losses is subject to limitations. Gain or loss must be calculated separately for each block of common stock (i.e., shares acquired at the same cost in a single transaction) exchanged for cash in the merger.

Backup Withholding

Backup withholding may apply to payments made in connection with the merger. Backup withholding will not apply, however, to a holder who (1) furnishes a correct taxpayer identification number and certifies it is not subject to backup withholding on the substitute Form W-9 or successor form included in the letter of transmittal to be delivered to holders of our common stock prior to completion of the merger, or (2) is otherwise exempt from backup withholding. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such holder’s United States federal income tax liability provided the required information is furnished to the Internal Revenue Service.

Appraisal Rights

Holders of record of our shares of common stock who do not vote in favor of the adoption of the merger agreement or consent thereto in writing and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the General Corporation Law of the State of Delaware, or Section 262.

The following discussion is not a complete statement of the law pertaining to appraisal rights under Section 262 and is qualified in its entirety by the full text of Section 262 which is attached to this proxy statement as Annex D. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262. All references in Section 262 and in this summary to a “stockholder” or “holders of shares of our common stock” are to the record holder or holders of the shares of our common stock as to which appraisal rights are asserted. A person having a beneficial interest in shares of our common stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

Under Section 262, a record holder of shares of our common stock who makes the demand described below with respect to such shares, who continuously is the record holder of such shares through the effective time of the merger, who does not vote in favor of the adoption of the merger agreement and who otherwise follows the procedures set forth in Section 262, will be entitled to have his or her shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by the court.

Under Section 262, where a merger is to be submitted for approval at a meeting of stockholders, as in the case of the adoption of the merger agreement by our stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement shall constitute the notice required by Section 262 of the availability of appraisal rights, and the full text of Section 262 is attached to this proxy statement as Annex D. Any holder of our common stock who wishes to exercise appraisal rights should review the following discussion and Annex D carefully because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of our common stock, we believe that if you consider exercising such rights, you should seek the advice of legal counsel.

Any stockholder wishing to exercise appraisal rights must deliver to us, before the vote on the adoption of the merger agreement at the special meeting on <> <>,2006, a written demand for the appraisal of the stockholder’s shares, and a holder of shares of our common stock must not vote in favor of the adoption of the merger agreement. A holder of shares of our common stock wishing to exercise appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective time of the merger, since appraisal rights will be lost if the shares are transferred prior to the effective time of the merger. A proxy which is signed and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement.

          Therefore, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the merger agreement or abstain from voting on the merger agreement. Neither voting against the adoption of the merger agreement (in person or by proxy), nor abstaining from voting or failing to vote on the proposal to adopt the merger agreement will in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the proposal to adopt the merger agreement. The demand must reasonably inform us of the identity of the record holder as well as the intention of the holder to demand an appraisal of the “fair value” of the shares held by the holder. A stockholder’s failure to make the written demand prior to the taking of the vote on the adoption of the merger agreement at the special meeting of stockholders will constitute a waiver of appraisal rights.

          Only a holder of record of shares of our common stock is entitled to assert appraisal rights for the shares registered in that holder’s name. A demand for appraisal in respect of shares of our common stock should be executed by or on behalf of the holder of record and must state that the person intends thereby to demand appraisal of the holder’s shares in connection with the merger. If the shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, execution of the demand should be by or for the record owner, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder or record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising the rights with respect to the shares held for other beneficial owners; in such case, however, the written demand should set forth the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned the demand will be presumed to cover all shares of our common stock held in the name of the record owner. Stockholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their broker or nominee to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

          All written demands for appraisal pursuant to Section 262 should be sent or delivered to Nord Resources Corporation, 1 West Wetmore Road, Tucson, Arizona 85705, Attention: Secretary.

          Within ten days after the effective time of the merger, we must notify each holder of our common stock who has complied with Section 262, and who has not voted in favor of the adoption of the merger agreement, that the merger has become effective. Within 120 days after the effective time of the merger, but not thereafter, we or any holder of our common stock who has so complied with Section 262 and is entitled to appraisal rights under Section 262 may file a petition in the Delaware Court of Chancery (with a copy served on us) demanding a determination of the fair value of the shares held by all dissenting holders. If a petition for appraisal is not timely filed, then the right to an appraisal for all dissenting stockholders will cease. We are under no obligation to and has no present intention to file a petition and holders should not assume that we will file a petition or that we will initiate any negotiations with respect to the fair value of such shares. Accordingly, the holders of our common stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of shares of our common stock within the time and in the manner prescribed in Section 262.

          Within 120 days after the effective time of the merger, any holder of our common stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from us a statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within ten days after a written request therefore has been received by the surviving corporation or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.

          Under the merger agreement, we have agreed to provide Platinum prompt notice of any demands for appraisal, withdrawals of such demands and any other instruments served on or otherwise received by us pursuant to Section 262. Platinum will have the right to participate in all negotiations and proceedings with respect to demands for appraisal under Section 262. We will not make any payments with respect to, or settle or offer to settle, any demands for appraisal without the written consent of Platinum.

          If a petition for an appraisal is timely filed by a holder of shares of our common stock and a copy thereof is served upon the surviving corporation, we will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the Court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with the direction, the Court of Chancery may dismiss the proceedings as to the stockholder.

          After determining the holders of our common stock entitled to appraisal, the Delaware Court of Chancery will determine the “fair value” of their shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value and, if applicable, a fair rate of interest, the Delaware Court of Chancery will take into account all relevant factors.

          Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined could be more than, the same as or less than the common merger consideration (approximately $1.27 per share of common stock assuming no deductions from the holdback amount, and $1.20 assuming the entire holdback amount is required to be paid to Platinum under the terms of the merger agreement) that they would receive pursuant to the merger if they did not seek appraisal of their shares and that an investment banking opinion as to the fairness from a financial point of view of the consideration to be received in a merger is not necessarily an opinion as to fair value under Section 262. Although we believe that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Platinum has informed us that it does not anticipate offering to any stockholder exercising appraisal rights more than $1.27 per share to any holder of shares of common stock, and Platinum has reserved the right to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our common stock is less than $1.27 per share of common stock. The Delaware Court of Chancery will also determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose shares of our common stock have been appraised. The costs of the action may be determined by the Court and taxed upon the parties as the Court deems equitable under the circumstances. However, costs do not include attorneys’ and expert witness fees. Each dissenting stockholder is responsible for his or her attorneys’ and expert witness expenses, although upon application of a dissenting stockholder or the surviving corporation, the Court may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all the shares entitled to be appraised.

          Any holder of shares of our common stock who has duly demanded an appraisal in compliance with Section 262 will not, after the effective time of the merger, be entitled to vote the shares subject to the demand for any purpose or be entitled to the payment of dividends or other distributions on those shares (except dividends or other distributions payable to holders of record of our common stock as of a record date prior to the effective time of the merger).

          If any stockholder who demands appraisal of shares of our common stock under Section 262 fails to perfect, or successfully withdraws or loses, such holders right to appraisal, the stockholder’s shares of our common stock will be deemed to have been converted at the effective time of the merger into the right to receive the per share merger consideration and a contingent right to the per share net holdback consideration, each without interest and less any applicable withholding taxes. A stockholder will fail to perfect, or effectively lose or withdraw, the holders right to appraisal if no petition for appraisal is filed within 120 days after the effective time of the merger. In addition, a stockholder may withdraw his, her or its demand for appraisal rights if the stockholder delivers to us a written withdrawal of the stockholder’s demand for appraisal and an acceptance of the merger consideration at any time with 60 days after the effective time of the merger or thereafter with written approval. However, once a petition for appraisal is filed, the appraisal proceeding may not be dismissed as to any holder absent approval by the Delaware Court of Chancery, which approval may be conditioned upon the terms the Court deems just.

          Failure to comply with all of the procedures set forth in Section 262 will result in the loss of a stockholders statutory appraisal rights. Consequently, any stockholder wishing to exercise appraisal rights is urged to consult legal counsel before attempting to exercise those rights.

THE MERGER AGREEMENT

          The following description summarizes the material provisions of the merger agreement. Stockholders should read carefully the merger agreement, which is attached as Annex A to this proxy statement.

          This summary of the merger agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in this proxy statement and in the other public filings we make with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

          The merger agreement contains representations and warranties that we, on the one hand, and Platinum, Platinum USA and Merger Sub, on the other hand, have made to one another as of specific dates. These representations and warranties have been made for the benefit of the other parties to the merger agreement and may be intended not as statements of fact but rather as a way of allocating the risk to one of the parties if those statements prove to be incorrect. In addition, the assertions embodied in the representations and warranties are qualified by information in confidential disclosures letters exchanged by the parties in connection with signing the merger agreement. While we do not believe that these disclosure schedules contain information required to be publicly disclosed under the applicable securities laws other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached merger agreement. Accordingly, you should not rely on the representations and warranties as current characterizations of factual information about us, since they were made as of specific dates, may be intended merely as a risk allocation mechanism between us and Platinum, Platinum USA and Merger Sub and are modified in important part by the underlying disclosure schedules.

The Merger

          The merger agreement provides that Merger Sub will merge with and into us. We will survive the merger as a wholly-owned subsidiary of Platinum.

          The closing date for the merger will be as soon as practicable, but no later than the second business day following, the satisfaction or waiver of all conditions to closing in the merger agreement. We will seek to complete the merger shortly following the special meeting of stockholders on <> <>, 2006 and currently expect to complete the merger on or about <> <>, 2006. However, we cannot assure you when, or if, all of the conditions to completion of the merger will be satisfied. See “The Merger Agreement — Conditions to the Merger.”

          The merger will be effective when we file a certificate of merger with the Secretary of State of the State of Delaware, or at such later time as we and Platinum specify in the certificate of merger. We expect to make this filing at the time of the closing under the merger agreement.

Merger Consideration

          The merger agreement provides that each share of our common stock outstanding immediately prior to the effective time of the merger (other than shares held by us, our wholly-owned subsidiaries, Platinum USA or Merger Sub or by holders properly exercising appraisal rights under Delaware law) will be converted at the effective time of the merger into:

•

the right to receive the “per share merger consideration”, as determined in accordance with the merger agreement, in cash on consummation of the merger, subject to an aggregate of holdback amount of $3,000,000; and

•	a contingent right to receive the “per share net holdback consideration”, as determined in accordance with the merger agreement based on the pro rata share of amounts remaining, if any, of:

o

the holdback amount of $3,000,000 after the expiry of a six month holdback period during which the holdback amount will be available to indemnify Platinum, Platinum USA and surviving corporation for any damages arising from certain breaches by us of the merger agreement and expenses associated with our stock options and certain other matters, plus

	o	a $250,000 advance on account of expenses that we will make to CuShaman LLC as stockholder representative in connection with the holdback amount.

          We will not be able to determine the exact amount of the per share merger consideration until the time of consummation of the merger. We estimate that the per share merger consideration will equal $1.20 per share, however the final per share merger consideration could be more or less than this amount. We estimate that the per share net holdback consideration will equal $0.07 per share, prior to deduction of fees and expenses associated with the escrow arrangement for the holdback and expenses of the stockholder representative, if there are no claims for damages made against the holdback amount. There is no assurance that any portion of the holdback amount or the stockholder advance will be available for payout to our stockholders upon expiry of the six month holdback period.

          The per share merger consideration and the per share net holdback consideration will each be paid without interest and less any applicable withholding taxes.

          The per share merger consideration will be paid to our stockholders on consummation of the merger. Any per share net holdback consideration will be paid to our stockholders upon expiry of the holdback period and also upon resolution of any contested claims for damages.

          In order to enable the per share merger consideration to be calculated, we will, not later than two days prior to the closing date, deliver to Platinum and Platinum USA a balance sheet of Nord Resources as of five business days prior to the closing date. The balance sheet shall be prepared in accordance with generally accepted accounting principals, consistent with the preparation of our financial statements and books and records. The cash amount on the closing balance sheet will not include deduction of any amount on account of the $250,000 stockholder advance fund.

          The aggregate merger consideration to be paid by Platinum and Platinum USA to our security holders on consummation of the merger will be calculated in accordance with the merger agreement based on the following formula:

•	the amount of $60,000,000; less

•	a holdback amount of $3,000,000; less

•

certain corporate debt of Nord Resources that includes our corporate indebtedness under any agreements, instruments or arrangements for borrowed money between us or our subsidiaries any other person as lender, that is not convertible or exchangeable into shares of our common stock or other securities; less

•

the amount of certain deferred payments that are defined to include (i) any accrued salary, severance payment, consulting fee or other benefit owing by us or our subsidiaries to any employee, consultant or director that is due and unpaid, including payments due as a result of the merger, or otherwise, and shall include any amounts to be paid under our retention bonus program and any taxes or expenses related to any parachute payments under the Internal Revenue Code, and (ii) costs and expenses relating to a settlement regarding our claim in the bankruptcy of ASARCO, LLC. This amount will include payments to be made to certain of our officers and directors under the severance payment provisions of their employment contracts and on account of accrued but unpaid salary and consulting fees; less

•	the amount by which our liabilities as of the effective time of the merger exceed $1,000,000, which liabilities will not include liabilities on account of :

	o	certain agreed upon liabilities that are referred to as excluded liabilities;

	o	our corporate debt, as described above;

	o	the deferred payments, as described above;

	o	liabilities that we incur relating to maintenance of our option in the Coyote Springs project in good standing and that have not been paid by us or reimbursed by Platinum;

	o	liabilities that we incur relating to completion of the merger transaction that have not been paid by us or reimbursed by Platinum;

	o	liabilities that we have incurred in connection with a proposed public offering of our common stock; less

•	the total of:

	o	the amount of liabilities that we incur relating to completion of the merger transaction that is in excess of the agreed upon limits described below; plus

	o	liabilities that we have incurred in connection with a proposed public offering of our common stock; less

•	an advance fund of $250,000 paid to the representative of our stockholders in connection with the holdback; plus

•	the amount of our cash on the consummation of the merger, prior to payment of any amount on account of the stockholder representative advance fund; plus

•

the amount of expenditures paid for by us between the date of the merger agreement and the consummation of the merger relating to maintenance of our option in the Coyote Springs project in good standing, to the extent that we have not been reimbursed for these expenses by Platinum; plus

•

the amount of expenditures paid for by us in connection with the merger transaction, subject to a maximum of $750,000 on account of legal fees, $100,000 on account of accounting fees and $110,000 on account of proxy statement and proxy solicitation expenses, to the extent that we have not been reimbursed for these expenses by Platinum.

          The amounts of our cash and liabilities as of consummation of the merger will be determined from the closing balance sheet delivered by us to Platinum immediately prior to the consummation of the merger.

          In order to calculate the per share merger consideration, we will, not later than two days prior to the closing date, deliver to Platinum and Platinum USA a closing schedule detailing the calculation of the per share merger consideration based on the cash and liabilities from the closing balance sheet.

          The amount of the per share merger consideration will equal (i) the aggregate merger consideration, as determined above, plus (ii) the aggregate exercise price or conversion price of our outstanding options and warrants, divided by the total of (iii) the total number of issued and outstanding shares of our common stock as of consummation of the merger, and (iv) the total number of shares of our common stock that are subject to our outstanding options, warrants and convertible notes as of consummation of the merger.

          If any of our stockholders perfects appraisal rights with respect to any of our shares, then we will treat those shares as described under “The Merger — Appraisal Rights” beginning on page 60.

The Estimate of the Per Share Merger Consideration

          We have estimated the per share merger consideration based on the per share merger consideration calculation described above and the estimates set forth in Schedules 1.3, 1.4 and 1.5 to the merger agreement, as follows:

Per Share Merger Consideration Calculation	Credit to or Debit Against Per Share Merger Consideration	Estimated Amount
Base amount of $60,000,000	Credit	$60,000,000
Holdback amount of $3,000,000	Debit	($3,000,000)
Nord Corporate Debt	Debit	($5,464,813)
Deferred Payments	Debit	($3,275,341)
The amount by which our liabilities as of the effective time of the merger exceed $1,000,000, exclusive of the agreed upon liabilities	Debit	($53,386)
The total of: the amount of liabilities that we incur relating to completion of the merger transaction that is in excess of the agreed upon limits; plus liabilities that we have incurred in connection with a proposed public offering of our common stock	Debit	($1,416,098)
Stockholder Representative Advance Fund	Debit	($250,000)
The amount of our cash on the consummation of the merger, prior to payment of any amount on account of the stockholder representative advance fund	Credit	$Nil
The amount of expenditures paid for by us between the date of the merger agreement and the consummation of the merger relating to maintenance of our option in the Coyote Springs project in good standing, to the extent that we have not been reimbursed for these expenses by Platinum	Credit	$250,000
The amount of expenditures paid for by us in connection with the merger transaction, subject to a maximum of $750,000 on account of legal fees, $100,000 on account of accounting fees and $110,000 on account of proxy statement and proxy solicitation expenses, to the extent that we have not been reimbursed for these expenses by Platinum	Credit	$913,498
Aggregate merger consideration to be paid upon	N/A	$47,703,861

consummation of the merger

          The per share merger consideration is also based on the following estimates:

  33,963,043 shares of our common stock issued and outstanding as of consummation of the merger;

  9,234,835 shares of our common stock issuable pursuant to outstanding options, warrants, convertible notes and deferred stock units; and

  the aggregate exercise price or conversion price of our outstanding options and warrants being equal to $4,208,018.

          Applying the per share merger consideration calculation described above, the per share merger consideration is estimated as $1.20 per share

          The above amounts are estimates only and are provided for purposes of illustrating the calculation of the estimated per share merger consideration. The actual per share merger consideration will be based on actual amounts and liabilities determined from the closing balance sheet and could be more or less than the estimated amount.

The Holdback

          In aggregate, a total of $3,000,000 will be held back from the amount paid to the stockholders of Nord Resources on consummation of the merger. The holdback amount will be held in trust for a holdback period of six months pursuant to the terms of the holdback escrow agreement to be executed upon consummation of the merger.

          During the holdback period, the holdback amount may be used to indemnify, defend and hold harmless Platinum, Platinum USA and the surviving corporation of the merger from and against any and all damages arising from (i) inaccuracies in the calculation of the per share merger consideration, (ii) inaccuracies in the closing balance sheet, (iii) breaches by us of certain of our representations and warranties set forth in the merger agreement, including representations regarding our capitalization, executive compensation and related party transactions, (iv) costs and expenses connected with the cancellation or termination of certain out-of-the-money stock options, subject to an aggregate limit of $25,000, and (v) costs and expenses connected with the termination of Nord’s 401(k) plan, subject to an aggregate limit of $100,000. No claim may be made for damages under paragraphs (i), (ii) or (iii) unless the damages exceed $50,000 in aggregate.

          The merger agreement includes provisions for claims for damages to be made by Platinum, Platinum USA and the surviving corporation against the holdback amount. The merger agreement also includes arbitration provisions that will be apply if the stockholder representative contests any claim for damages made by Platinum, Platinum USA and the surviving corporation under the escrow agreement.

The Holdback Escrow Agreement

          The parties to the holdback escrow agreement will be American Stock Transfer & Trust Company, the paying agent under the merger agreement, as escrow agent, Platinum, Platinum USA and CuShaman LLC, as representative of the stockholders of Nord Resources. The fees, costs and expenses of the escrow agent in administering the escrow agreement will be deducted from the holdback amount.

Interest earned on the holdback amount will be applied as a credit against these fees, costs and expenses, with any balance being remitted to Platinum USA. A form of the Holdback Escrow Agreement is attached to this proxy statement as Annex E.

          The per share net holdback consideration will be paid by American Stock Transfer and Trust Company as the paying agent upon expiry of the six month holdback period in the event that there are no claims for damages made by Platinum, Platinum USA and the surviving corporation during the holdback period, or if any such claims have been paid out or withdrawn during the holdback period. If there are any claims for damages made by Platinum, Platinum USA and the surviving corporation that are the subject of arbitration proceedings at the time of expiry of the holdback period, the per share net holdback consideration, if any, less the amount of those claims and a reasonable estimate of related expenses will be paid out on the end of the six month holdback period and the remainder, if any will not be paid until a final arbitration award in respect of such claims has been made in the manner contemplated by the escrow agreement.

Nord Stockholder Representative

          CuShaman LLC, a limited liability company of which Ronald A. Hirsch, our chairman, is the sole member, will be the representative of our security holders, including our stockholders and the holders of our options, warrants, convertible notes and deferred stock units, under the escrow agreement. We will advance $250,000 to the stockholder representative to fund expenses incurred by the stockholder representative in representing our security holders under the escrow agreement. Any unused portion of this stockholder representative advance will be included in the per share net holdback consideration. The stockholder representative will not be liable for any act done or omitted under the escrow agreement as stockholder representative except as a result of its own willful misconduct or gross negligence. Any act done or omitted pursuant to the advice of legal counsel will not be considered to constitute willful misconduct or gross negligence and the stockholder representative will have no liability for any act done or omitted. The merger agreement provides that the security holders of Nord Resources will severally indemnify the stockholder representative and hold such agent harmless against any loss, liability or expense incurred without bad faith on the part of the stockholder representative and arising out of or in connection with the acceptance or administration of its duties.

          By adopting the merger agreement and approving the merger, our stockholders will be approving the appointment of CuShaman LLC as representative of our stockholders under the escrow agreement.

Payout of the Holdback

          Upon expiry of the holdback period, the aggregate amount of the net holdback consideration that will be paid to our security holders will be determined based on the following formula:

  the original holdback amount of $3,000,000, less

  the amount of the holdback paid to satisfy claims for damages by Platinum, Platinum USA and the surviving corporation; less fees, costs and expenses of the transfer agent, after application of any interest earned on the holdback amount, plus the remaining amount of the $250,000 advance to the stockholder representative after payment of any expenses of the stockholder representative.

          The amount of the per share net holdback consideration will equal the aggregate amount of the net holdback consideration to be paid to our security holders, as determined above, divided by the total of (i) the total number of issued and outstanding shares of our common stock as of consummation of the merger, and (ii) the total number of shares of our common stock that are subject to our outstanding options, warrants and, convertible notes as of consummation of the merger.

Payments by Platinum USA on Consummation of the Merger

          Platinum has agreed to cause Platinum USA to pay the following liabilities of Nord Resources upon consummation of the merger to the extent that these liabilities remain unpaid as of consummation of the merger:

  liabilities comprising our corporate debt, as determined in accordance with the per share merger consideration calculation;

  liabilities comprising our deferred payments, as determined in accordance with the per share merger consideration calculation;

  liabilities comprising transaction expenses related to the negotiation of the merger agreement and completion of the merger, including specifically expenses for accounting, legal, investment bankers, the fairness opinion of GMP Securities, the stockholder representative and the preparation, filing and mailing of this proxy statement; and

  liabilities that we have incurred in connection with a proposed public offering of our common stock.

          These payments have been taken into account in calculating the per share merger consideration.

Deposit

          Platinum caused Platinum USA to pay a deposit of $500,000 to American Stock Transfer & Trust Company on execution of the merger agreement. The deposit is held pursuant to a deposit escrow agreement entered into between us, Platinum USA and American Stock Transfer & Trust Company on execution of the merger agreement. Platinum USA has agreed to make two further additional deposits of $250,000 on each of November 30, 2006 and December 27, 2006, provided that the merger has not been consummated by such dates. In the event of consummation of the merger, the escrow agent will apply the deposit funds to the merger consideration funds to be deposited by Platinum and Platinum USA with the escrow agent for the purposes of paying the merger consideration. If we terminate the merger agreement as a result of the failure of the shareholders of Platinum to approve the merger agreement and the merger by December 29, 2006, then the deposit funds will be released to us. If this meeting occurs prior to November 30, 2006 and the merger is not approved, Platinum will pay an additional $250,000 to us, which amount will be deemed to be part of the deposit fund. In the event that Platinum terminates the merger agreement as a result of the failure of our stockholders to approve and adopt the merger agreement, the deposit fund will be released to Platinum. Interest on the deposit fund will accrue to the benefit of Platinum USA. In the event that we are entitled to payment of a termination fee from Platinum, the deposit fund will be released to us as a partial payment on account of the termination fee.

Treatment of Stock Options

          Each in-the-money option to purchase shares of our common stock, if vested, will be converted into:

  the right to receive a cash payment upon consummation of the merger, without interest, equal to (i) the excess, if any, of (A) the per share merger consideration over (B) the per share exercise price of the option, multiplied by (ii) the number of shares of our common stock subject to such vested option immediately prior to the effective time, and a contingent right to receive a portion of the net holdback consideration in an amount equal to (i) the amount of the per share net holdback consideration, multiplied by (ii) the number of shares of our common stock subject to such vested option immediately prior to the effective time.

          We have agreed to use our best efforts to obtain the consent of all of our option holders such that all of our outstanding stock options will be converted in this manner on consummation of the merger. All outstanding options converted in this manner will be cancelled at the effective time of the merger. Any unvested portion of any option to purchase shares of our common stock shall be cancelled and the holder of such option will not receive payment for such unvested portion of their option. Holders of options having an exercise price equal to or greater than the per share merger consideration plus the amount of the per share net holdback consideration will not receive any consideration in the merger with respect to those options.

Treatment of Warrants

          Each warrant to purchase shares of our common stock will be converted into:

  the right to receive a cash payment upon consummation of the merger, without interest, equal to (i) the excess, if any, of (A) the per share merger consideration over (B) the per share exercise price of the warrant, multiplied by (ii) the number of shares of our common stock subject to such warrant immediately prior to the effective time, and a contingent right to receive a portion of the net holdback consideration in an amount equal to (i) the amount of the per share net holdback consideration, multiplied by (ii) the number of shares of our common stock subject to such warrant immediately prior to the effective time.

          All outstanding warrants converted in this manner will be cancelled at the effective time of the merger. Holders of warrants having an exercise price equal to or greater than the per share merger consideration plus the amount of the per share net holdback consideration will not receive any consideration in the merger with respect to those warrants. There will be no outstanding warrants to purchase shares of our common stock following the effective time of the merger.

Treatment of Convertible Promissory Notes

          Each outstanding convertible promissory note will be converted into:

  the right to receive a cash payment upon consummation of the merger, without interest, equal to (i) the per share merger consideration, multiplied by the quotient of (ii) (A) the amount of outstanding principal of the convertible promissory notes divided by (B) the conversion price of the convertible promissory notes, and a contingent right to receive a portion of the net holdback consideration in an amount equal to (i) the amount of the per share net holdback consideration, multiplied by (ii) the number of shares of our common stock subject to the convertible promissory notes immediately prior to the effective time.

All outstanding convertible promissory notes converted in this manner will be cancelled at the effective time of the merger.

Treatment of Deferred Stock Units

          Each outstanding deferred stock unit, if vested, will be converted into:

  the right to receive a cash payment upon consummation of the merger, without interest, equal to (i) the per share merger consideration, multiplied by (ii) the number of shares of our common stock subject to such deferred stock unit immediately prior to the effective time, and a contingent right to receive a portion of the holdback in an amount equal to (i) the amount of the per share net holdback consideration, multiplied by (ii) the number of shares of our common stock subject to the deferred stock unit immediately prior to the effective time.

          All outstanding deferred stock units converted in this manner will be cancelled at the effective time of the merger.

Surrender of Stock Certificates; Payment of Shares; Lost Certificates

          Prior to the completion of the merger, American Stock Transfer & Trust Company will be appointed as paying agent for the benefit of our security holders.

          At the effective time, Platinum or Platinum USA will deposit or will cause Merger Sub to deposit with the paying agent an amount in cash in an amount sufficient for the payment of the aggregate merger consideration, including the holdback amount.

          As promptly as practicable after the effective time of the merger, the paying agent will mail to each person who was a holder of record of our capital stock immediately prior to the effective time of the merger a letter of transmittal containing instructions for exchanging certificates our securities for the cash merger consideration. Upon surrender of certificates representing our securities to the paying agent, the security holder will be entitled to receive payment of the merger consideration payable to the security holder based on the per share merger consideration.

          No interest will be paid or shall accrue on the cash payable upon surrender of any certificate.

          If any certificate representing our capital stock has been lost, stolen or destroyed, the paying agent will pay the merger consideration with respect to each share of our capital stock formerly represented by such certificate upon the making of an affidavit of that fact by the person claiming such certificate to be lost stolen, defaced or destroyed and, if required by Platinum USA or the surviving corporation, the posting by such person of a bond in such reasonable amount as Platinum USA or the surviving corporation may direct as indemnity against any claim that may be made against Platinum USA or the surviving corporation following the effective time of the merger with respect to such certificate.

Directors and Officers

          The merger agreement provides that the officers and directors of Merger Sub immediately before the effective time of the merger will be the officers and directors of the surviving corporation until their respective successors are duly elected and qualified. Our directors and officers will not be directors or officers of Platinum, Platinum USA or Merger Sub.

Representations and Warranties

          We have made a number of representations and warranties in the merger agreement regarding aspects of our business and other matters relevant to the merger. The topics covered by these representations and warranties include the following:

  our and our subsidiaries organization, good standing and qualification;

  our subsidiaries;

  our corporate power and authority to enter into the merger agreement and consummate the merger, and the approval of our board of directors of the merger agreement;

  our capitalization;

  the absence of conflicts with or violations of our charter documents, applicable laws or agreements arising as a result of our entering into the merger agreement or consummating the merger;

  the governmental filings required in connection with the merger;

  brokerage and finders’ fees payable in connection with the merger;

  our filings with the Securities and Exchange Commission;

  our compliance with federal securities laws;

  the absence of undisclosed liabilities;

  the accuracy of this proxy statement and the information supplied to Platinum in connection with its shareholder approval;

  our compliance with laws;

  litigation;

  absence of certain changes or events;

  tax matters;

  our rights in our owned and licensed intellectual property;

  our employee benefit plans and ERISA compliance;

  our material contracts;

  our indebtedness;

  labor matters;

  related party transactions between us and our directors, officers and shareholders;

  insurance;

  the opinion of our financial advisor

  the recommendation of our board of directors regarding approval of the merger and the shareholder vote required to approve the merger the inapplicability of Section 203 of the DGCL;

  our mineral and real property assets, improvements and water rights;

  our possession of and compliance with licenses and permits;

  environmental matters;

  our books and records;

  our compliance with export control law and the Foreign Corrupt Practices Act.

          Platinum, Platinum USA and Merger Sub have made a number of representations to us regarding various matters relevant to the merger. The topics covered by these representations and warranties include the following:

  their organization, good standing and qualification;

  their corporate power and authority to enter into the merger agreement and consummate the merger and the approval of their respective boards of directors of the merger agreement;

  the shareholder approval of Platinum required to approve the merger agreement;

  the admission document to be filed by Platinum with the AIM stock market;

  the absence of conflicts with or violations of their charter documents, agreements or applicable laws as a result of entering into the merger agreement and consummating the merger;

  the governmental approvals and filings required in connection with the merger;

  the lack of untrue, material information contained in this proxy statement provided by Platinum, Platinum USA or Merger Sub;

  availability of and access to sufficient funds to pay the merger consideration;

  the termination of Platinum’s obligation to dissolve or liquidate within a specific time period contained in Platinum’s charter documents as a result of consummation of the merger;

  the capitalization and ownership of Platinum USA and Merger Sub; and

  the lack of ownership by Platinum, Platinum USA and Merger Sub of any of our common stock or any agreement with any person to acquire any of our common stock.

          Many of our representations and warranties are qualified by either knowledge, materiality, or by a material adverse effect standard as defined in the merger agreement. The representations and warranties of each of the parties to the merger agreement will expire upon completion of the merger, other than representations and warranties that are the subject of the holdback.

Covenants

Agreement to Use Reasonable Best Efforts

          We and Platinum, Platinum USA and Merger Sub have agreed to use our reasonable best efforts to take, or cause to be taken, promptly all actions, and to do, or cause to be done, promptly all things necessary, proper or advisable under the merger agreement and applicable laws to consummate the merger and the other transactions contemplated by the merger agreement as soon as practicable. This agreement includes preparing, filing and mailing as promptly as practicable all documentation and all necessary applications, notices, petitions, filings, and other documents, and to obtain as promptly as practicable the required approvals set forth in the merger agreement.

          We and Platinum USA have agreed to consult with each other before issuing any press release or making any public statement with respect to the merger agreement or the transactions contemplated hereby and, except as may be required by applicable law, or any listing agreement with any national securities exchange (including, but not limited to, the AIM Rules, the requirements of the London Stock Exchange plc or the Financial Services Authority in the United Kingdom), will not issue any such press release or make any such public statement prior to such consultation.

Extraordinary Meeting of Platinum Shareholders

          Platinum has agreed to, as promptly as practicable, duly call, give notice of, convene and hold an extraordinary general meeting of the holders of its ordinary shares in connection with the merger agreement and the merger and the new admission document to be delivered by Platinum in accordance with the rules of the AIM stock market. The new admission document will contain the recommendation of Platinum’s board of directors that the shareholders of Platinum vote in favor of the merger. The general meeting of Platinum’s shareholders will be conducted in accordance with the rules of the AIM stock market, the charter documents of Platinum, Platinum’s original AIM admission document, the investment management trust agreement to which Platinum is governed and applicable laws. Platinum has agreed to hold the meeting prior to December 29, 2006. This meeting is scheduled to be held on November 27, 2006.

          Platinum has agreed to, as promptly as practicable and in any event by October 29, 2006, mail the new admission document prepared by Platinum in connection with the merger and filed with the London Stock Exchange plc to the holders of the ordinary shares of Platinum. Platinum will ensure that all application documents required under the rules of the AIM stock market are submitted to the London Stock Exchange with the relevant fee by no later than November 2, 2006.

Nord Resources Stockholders’ Meeting and Duty to Recommend

          We have agreed to call a meeting of our stockholders as soon as practicable following the execution of the merger agreement for the purpose of obtaining approval by our stockholders of the merger agreement and the merger. We agreed to prepare and file a proxy statement with the Securities and Exchange Commission (“SEC”) in connection with this meeting of our stockholders. Platinum agreed to provide us will all information regarding it and its business that we reasonable request in connection with any response to the SEC. We agreed to cause the proxy statement to be mailed to our stockholders as promptly as reasonably practicable. This proxy statement represents the proxy statement that we are obligated to file with the SEC and mail to our stockholders in connection with obtaining approval of the merger agreement and the merger.

          Our board of directors has (a) determined that the merger agreement and the merger are advisable and in the best interests of our stockholders; (b) declared the merger agreement advisable and in all respects approved the merger agreement; and (c) resolved to recommend that our stockholders adopt the merger agreement and approve the merger. We have agreed to include this recommendation of our board of directors in this proxy statement.

          We agreed to include the recommendation of our board of directors in the proxy statement and to use our reasonable best efforts to solicit the adoption of the merger agreement and approval of the merger by our stockholders. Our board of directors has agreed to recommend the adoption of the merger agreement by our stockholders. Subject to certain restrictions, prior to the approval of our stockholders of the merger agreement with Platinum, our board, however, is permitted to withhold, withdraw or qualify its recommendation in any manner adverse to Platinum if our board determines after consultation with outside legal counsel that a failure to do so would be reasonably likely to result in a breach of its fiduciary duties under applicable law. See “The Merger — The Merger Agreement — Superior Proposals” on page 77 for more details on our board of directors rights to withdraw its recommendation in any manner adverse to Platinum.

No Solicitation of Acquisition Proposals

          The merger agreement contains detailed provisions prohibiting us from seeking an alternative transaction to the merger. Under these “no solicitation” provisions, we agree that we may not, subject to specific exceptions described below, directly or indirectly:

  initiate, solicit or knowingly encourage or facilitate any inquiries with respect to, or the making of, any acquisition proposal (as described below);

  engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an acquisition proposal, or otherwise knowingly encourage or facilitate any effort or attempt to make or implement an acquisition proposal;

  approve or recommend or propose publicly to approve or recommend any acquisition proposal; or

  approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement relating to any acquisition proposal or propose publicly or agree to do any of the foregoing relating to any acquisition proposal.

          For purposes of the merger agreement, an “acquisition proposal” is any offer or proposal with respect to Nord Resources relating to any of the following:

  a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation or similar transaction;

  any purchase of an equity interest (including by means of a tender or exchange offer) representing an amount equal to or greater than a 15% voting or economic interest in Nord Resources;

  any purchase of assets, securities or ownership interests representing an amount equal to or greater than 15% of the consolidated assets of us and our subsidiaries taken as a whole.

          Under the merger agreement, we agreed to cease and cause to be terminated any existing activities, discussions or negotiations with any third party conducted prior to the execution of the merger agreement with respect to any acquisition proposal. We also agreed to request the return or destruction of all confidential information and materials provided prior to the date of the merger agreement provided by us to any third party with whom we have executed a confidentiality agreement within the last twelve months in connection with its consideration or making of any acquisition proposal.

          The merger agreement permits us and our board of directors to comply with our disclosure obligations under Rule 14d-9 and Rule 14e-2 under the Exchange Act with regard to any acquisition proposal that we receive, provided, however, that if such disclosure has the effect of withdrawing, modifying or qualifying the approval of this merger agreement by our board of directors or the recommendation of our board of directors in a manner adverse to Platinum USA, then Platinum USA will have the right to terminate the merger agreement.

          We have agreed to promptly, orally notify Platinum USA of any request for information or any inquiries, proposals or offers relating to an acquisition proposal indicating, in connection with such notice, the name of such person making such request, inquiry, proposal or offer and the material terms and conditions of any proposals or offers and we shall provide to Platinum USA written notice of any such inquiry, proposal or offer within 24 hours of such event. We have agreed to keep Platinum USA informed orally on a reasonably current basis of the status of any acquisition proposal, including with respect to the status and material terms of any such proposal or offer and whether any such proposal or offer has been definitively withdrawn or rejected. We have also agreed to provide Platinum USA with any material non-public information regarding us that we are providing to another person pursuant to any such request for information or any inquiry, proposal or offer.

Superior Proposals

          Notwithstanding our agreements in the merger agreement, including those agreements summarized under the heading “No Solicitation of Acquisition Proposals” above, the merger agreement does not prevent us from providing information in response to a request for information by, or engaging in any negotiations or discussions with, a person who has made a bona fide written acquisition proposal to our board of directors prior to the adoption of the merger agreement and approval of by our stockholders, if and only to the extent that:

  the acquisition proposal was not solicited by us, directly or indirectly, in violation of our obligations under the merger agreement;

  our board of directors receives from such person an executed confidentiality agreement on customary terms no less favorable to us than our confidentiality agreement with Platinum;

  our board of directors determines in good faith after consultation with outside legal counsel that a failure to take such action would be reasonably likely to result in a breach by our directors of their respective fiduciary duties under applicable law; and

  our board of directors determines in good faith after consultation with outside legal counsel and outside financial advisors that there is a reasonable likelihood that such acquisition proposal reasonably could be expected to result in a superior proposal (as defined below).

          For purposes of the merger agreement, a “superior proposal” is a bona fide written acquisition proposal to Nord Resources relating to any of the following transactions which our board of directors, after consultation with its outside financial advisor and outside counsel, in good faith concludes, taking into account, among other relevant considerations, all legal, financial, regulatory and other aspects of the proposal, the likelihood of obtaining financing and satisfying other conditions, and the person making the proposal, are more favorable to our stockholders than the merger proposed with Platinum, Platinum USA and Merger Sub, taking into account any change in the transaction proposed by Platinum USA:

  a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation or similar transaction;

  any purchase of an equity interest (including by means of a tender or exchange offer) representing an amount equal to or greater than a 50% voting or economic interest in Nord Resources;

  any purchase of assets, securities or ownership interests representing an amount equal to or greater than 50% of the consolidated assets of us and our subsidiaries taken as a whole.

          In addition and notwithstanding our agreements in the merger agreement, including those agreements summarized under the heading “No Solicitation of Acquisition Proposals” above, our board of directors may recommend such an unsolicited bona fide written acquisition proposal to our stockholders, if and only to the extent that:

  our board of directors determines in good faith after consultation with outside legal counsel that a failure to take such action would be reasonably likely to result in a breach by our directors of their respective fiduciary duties under applicable law;

  Platinum shall have received written notice of our intention to recommend the unsolicited bona fide written acquisition proposal at least seventy-two (72) hours prior to the making of such recommendation;

  our board of directors determines in good faith that such acquisition proposal (in the form, other than immaterial changes, that was the subject of the superior proposal notice to be provided by us to Platinum) constitutes a superior proposal; and

  our board of directors continues to believe, after taking into account any modifications to the terms of the transaction contemplated by the merger agreement that are proposed by Platinum USA after its receipt of the superior proposal notice (with respect to which modifications we and Platinum USA shall endeavor to negotiate in good faith), that such acquisition proposal constitutes a superior proposal.

          If the our board of directors recommends an unsolicited bona fide written acquisition proposal in accordance with the provisions of the merger agreement outlined above, then Platinum USA will be entitled to terminate the merger agreement and we will be obligated to pay the $2.0 million termination fee.

          If we enter into an agreement with respect to a superior proposal, we may terminate the merger agreement, subject to payment to Platinum of the $2.0 million termination fee as further described under

“The Merger — The Merger Agreement — Termination of the Merger Agreement” on page 84 and “Termination Fees and Expenses” on page 85.

Third Party Standstill Agreements

          Until the effective time of the merger, we have agreed:

  not to terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which we are a party;

  use our commercially reasonable efforts to enforce, to the fullest extent permitted under applicable law, the provisions of any such agreements, including, if so requested by Platinum USA and at Platinum USA’s expense, seeking injunctions to prevent any breaches of such confidentiality or standstill agreements and enforcing specifically the terms and provisions thereof in any court of the United States or any state thereof having jurisdiction.

Covenants Regarding the Operation of our Business

          In the merger agreement, we have agreed that we and our subsidiaries will conduct our business and operate our properties in the ordinary course of business consistent with our past practice and to use our commercially reasonable efforts to preserve substantially intact our business organization and current relationships with third parties and to keep available the services of our present officers and employees.

          We have also agreed that we will promptly notify Platinum in writing of any material adverse effect to our business or its operations.

          We have also agreed that prior to the merger, subject to certain exceptions or unless Platinum USA gives its prior written consent (which consent will not be unreasonably withheld or delayed), we and our subsidiaries will not:

  adjust, split, combine or reclassify our capital stock or that of our subsidiaries;

  make, declare or pay any dividend or distribution on, or, directly or indirectly, redeem, purchase or otherwise acquire, any shares of our capital stock or that of our subsidiaries or any securities or obligations convertible into or exchangeable for any shares of our capital stock or that of our subsidiaries;

  grant any person any right or option to acquire any shares of our capital stock or that of our subsidiaries or any other equity-based compensation award based on shares of our capital stock or that of our subsidiaries;

  issue, deliver, sell, pledge or encumber or agree to issue, deliver, sell, pledge or encumber any shares of our capital stock or any securities or obligations convertible into or exchangeable or exercisable for any shares of our capital stock or that of our subsidiaries (except pursuant to the exercise or conversion of securities to purchase shares of our common stock that are outstanding as of the date of the merger agreement and in accordance with the existing terms of such securities);

  enter into any agreement, understanding or arrangement with respect to the sale, voting, registration or repurchase of our capital stock or that of our subsidiaries;

  directly or indirectly, sell, transfer, lease, pledge, mortgage, encumber or otherwise dispose of any of our property or assets, other than transfers in the ordinary course of business consistent with past practice;

  make or propose any changes in the our charter documents or the organizational documents of any of our subsidiaries;

  merge or consolidate with any other person or adopt a plan of complete or partial liquidation, dissolution, recapitalization or other reorganization;

  acquire assets or capital stock of any other person;

  create, assume or otherwise become liable for any indebtedness for borrowed money or assume, guarantee, endorse or otherwise become responsible or liable for the obligations of any other individual, corporation or other entity or increase the amount of our corporate debt or outstanding convertible notes;

  create any subsidiaries or alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any of our existing subsidiaries;

  establish, or increase compensation or benefits provided under, any stay bonus, incentive, insurance, severance, termination, change of control, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting or repricing of stock options, stock appreciation rights, performance awards, restricted stock awards or similar instruments), stock purchase or other employee benefit plan, program, policy, or agreement or arrangement, except for increases to base salary in the ordinary course of business consistent with past practices for our employees and those of our subsidiaries who earn less than $150,000 per year;

  except for the vesting of outstanding stock options, otherwise increase or accelerate the vesting or payment of the compensation payable or the benefits provided or to become payable or provided to any of our current or former directors, officers, employees, consultants or service providers or those of any of our subsidiaries, or otherwise pay any amounts not due such individual;

  enter into any new or amend any existing employment or consulting agreement with any director, officer, employee, consultant or service provider or hire or retain the services of any such person;

  establish, adopt or enter into any collective bargaining agreement;

  provide any funding for any rabbi trust or similar arrangement;

  enter into, adopt or amend in any manner which would increase costs or benefits thereunder, any employee benefit plan, program, agreement or other arrangement;

  except with respect to the deferred payments to be paid on closing, take any action that could give rise to severance benefits payable to any of our employees or any of our officers or directors of or those of our subsidiaries;

  change any method or principle of tax or financial accounting, except to the extent required by generally accepted accounting principals as advised by our regular independent accountants;

  renew or enter into any non-compete, exclusivity or similar agreement that would restrict or limit, in any material respect, our operations of those of our subsidiaries, or, after the effective time, the operations of Platinum USA and its subsidiaries;

  settle or compromise any material legal actions, whether now pending or hereafter made or brought, or waive, release or assign any material rights or claims;

  enter into any contract that would constitute a material contract or any agreement involving anticipated payments from or to us over its term greater than $25,000;

  modify, amend or terminate, or waive, release or assign any material rights or claims with respect to, any material contract except for a settlement or sale regarding our claim in the bankruptcy of ASARCO, LLC;

  renew, enter into, amend or waive any material right under any contract with or loan to any affiliate of Nord Resources (other than our direct or indirect wholly owned subsidiaries);

  incur or commit to any capital expenditures in excess of $25,000 individually or $50,000 in the aggregate except for capital expenditures relating to environmental compliance which shall not be in excess of $100,000;

  make, revoke or amend any material tax election, enter into any closing agreement, settle or compromise any claim or assessment with respect to any material taxes, agree to any adjustment of any material tax attribute, execute or consent to any waivers extending the statutory period of limitations with respect to the collection or assessment of any material taxes; or

  agree in writing or otherwise to take any of the foregoing actions.

          We have also agreed that, at least one day prior to the closing date of the merger, our board of directors shall resolve to terminate our 401(k) plan.

Definition of “Material Adverse Effect”

Nord Resources

          For the purposes of the merger agreement, the term “material adverse effect” with respect to Nord Resources is defined to include any event, change, circumstance or effect (any such item, an “Effect”) that is or is reasonably likely to have a material adverse effect on our business, results of operations or financial condition and our subsidiaries taken as a whole or on our ability to perform our obligations under the merger agreement on a timely basis or to consummate the transactions contemplated by the merger agreement on a timely basis; provided, however, that in no event shall any of the following be deemed, either alone or in combination, to constitute, nor shall any of the following be taken into account in determining whether there has been, a material adverse effect with respect to us:

  any Effect related to the actions of Platinum, Platinum USA or Merger Sub or the public announcement or pendency of the transactions contemplated by the merger agreement,

  any Effect that results from (i) any action taken pursuant to or in accordance with the merger agreement, (ii) any action taken, or any failure to take action, to which Platinum USA has consented in writing, any change, in and of itself, in the market price or trading volume of shares of Nord Resources, or any Effect that results from changes in general economic conditions or general changes in the mining industry including economic, legal or regulatory changes, except to the extent those Effects adversely affect us to a materially greater extent than they affect other entities in the mining industry.

Platinum and Platinum USA

          “Material Adverse Effect” with respect to Platinum or Platinum USA shall mean any Effect that is or is reasonably likely to have a material adverse effect on the ability of Platinum or Platinum USA to perform its obligations under the merger agreement on a timely basis or to consummate the transactions contemplated by the merger agreement on a timely basis.

Additional Covenants of Platinum

          Platinum USA has agreed that for a period of two years from the effective time of the merger, the surviving corporation’s certificate of incorporation and bylaws will contain provisions no less favorable with respect to indemnification than are set forth in our charter documents, in each case as in effect on the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of two years from the effective time of the merger in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the effective time, were directors or officers of Nord Resources or any of our Subsidiaries, unless such modification shall be required by law and then only to the minimum extent required by law. Platinum USA has further agreed to cause the surviving corporation or Platinum USA to obtain and maintain in effect, for a period of two years after the effective time, policies of directors’ and officers’ liability insurance on behalf of the former officers and directors of Nord Resources currently covered by our directors’ and officers’ liability insurance policy with respect to acts or omissions occurring prior to the effective time with at least the same coverage and containing terms and conditions that are not less favorable than those under existing policies.

          Platinum and Platinum USA have agreed to use commercially reasonable efforts following consummation of the merger to promptly obtain releases of personal guarantees provided by Ronald A. Hirsch and Erland Anderson relating to certain leases that we have entered into.

Conditions to Completion of the Merger

          The obligations of Platinum and Merger Sub to effect the merger are subject to the satisfaction or waiver of the following conditions:

  our representations and warranties must be true and correct, without giving effect to any material adverse effect or other materiality qualifications, with only such exceptions as would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on our business, results of operations or financial condition;

  we will have performed and complied with all of our covenants under the merger agreement in all material respects through the closing of the merger, except to the extent that such covenants are qualified by terms such as “material” or “material adverse effect,” in which case we shall have performed and complied with all of such covenants in all respects through the closing;

  we will have entered into agreements, in a form mutually agreed by us and Platinum, with the owners of the Coyote Springs Project and the Mimbres Project whereby payments to maintain the options for the purchase of the Coyote Springs Project and the Mimbres Project will be paid solely in cash or, at the option of Platinum, in shares of Platinum. We have completed these negotiations and executed agreements with the owners of Coyote Springs Project and the Mimbres Project as required to satisfy this condition precedent;

  no statute, rule, regulation, executive order, decree or injunction shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which is then in effect and which prohibits the consummation of the merger.

  the merger agreement will have been adopted and the merger approved by our stockholders in the manner required by the merger agreement, as described below the merger agreement must be approved and adopted by the shareholders of Platinum at an extraordinary general meeting of the shareholders of Platinum by a resolution passed by 80% or more of the shares of Platinum voted at such extraordinary general meeting. In addition, it is a condition of the merger agreement that shareholders of Platinum, exclusive of the founding shareholders of Platinum, holding 20% or more of the issued shares of Platinum shall not have voted against approving the merger agreement and the merger;

  the stockholder representative will have executed the holdback escrow agreement;

  no events, effects, violations or breaches shall have occurred which have had, or are likely to have, a material adverse effect on our business, results of operations or financial condition; and

  we will have filed certain tax returns related to our 401(k) plan with the United States Department of Labor and notified the participants of the termination; and

  we will have delivered or caused to be delivered certain closing documentation to Platinum USA.

          Our obligation to complete the merger is subject to the satisfaction or waiver by us of the following additional conditions:

  the representations and warranties of Platinum, Platinum USA and Merger Sub must be true and correct, without giving effect to any material adverse effect or other materiality qualifications, with only such exceptions as would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the ability of Platinum USA to perform its obligations under the merger agreement on a timely basis or to consummate the merger;

  Platinum, Platinum USA and Merger Sub will have performed and complied with all of their respective covenants under the merger agreement in all material respects through the closing of the merger, except to the extent that such covenants are qualified by terms such as “material” or “material adverse effect,” in which case the covenants shall have been performed and complied with in all respects through the closing;

  Platinum USA will have delivered or cause to be delivered certain closing documentation to us;

  The merger agreement will have been adopted and the merger approved by (i) holders of the majority of our outstanding shares of common stock; and (ii) holders of the majority of our outstanding shares of common stock, exclusive of shares held by Ronald A. Hirsch, our chairman, and Stephen Seymour, one of our directors, who or which attend and are entitled to vote at our stockholders meeting.

Termination of the Merger Agreement

          The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, whether before or after adoption and approval of the merger agreement by our stockholders by mutual written consent of Nord Resources and Platinum USA.

          The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger by action of our board of directors or by the board of directors of Platinum USA if:

  the merger shall not have been consummated by February 15, 2007, whether such date is before or after the date of the adoption and approval of the merger agreement and the merger by our stockholders and the holders of the ordinary shares of Platinum; provided, however, that this right to terminate shall not be available to any party whose breach of any obligation under the merger agreement results in the failure of the merger to be consummated by February 15, 2007;

  the adoption of the merger agreement by our stockholders shall not have been obtained at the meeting of our stockholders called for the purpose of adopting the merger agreement;

  the adoption and approval by the holders of ordinary shares of Platinum required by the merger agreement shall not have been obtained at the meeting of the holders of the ordinary shares of Platinum called for the purpose of adopting and approving the merger agreement on or prior to December 29, 2006;

  any governmental authority of competent jurisdiction shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the merger and such order, decree or ruling or other action shall have become final and non-appealable, whether before or after the adoption and approval of the merger agreement by our stockholders and the holders of the ordinary shares of Platinum.

         The merger agreement may be terminated and the merger abandoned by us if:

  at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement and approval of the merger by our stockholders and the holders of the ordinary shares of Platinum, by action of our board of directors if there has been a material breach of any representations, warranties, covenants or agreements made by Platinum, Platinum USA or Merger Sub in the merger agreement, or any such representations and warranties shall have become untrue or incorrect after the execution of the merger agreement, in each case such that the conditions to closing of the merger set forth in the merger agreement would not be satisfied and such breach or failure to be true and correct is not cured within 30 calendar days following receipt of written notice from us of such breach or failure (or such longer period during which Platinum, Platinum USA or Merger Sub exercises reasonable best efforts to cure);

  at any time before the adoption of the merger agreement by our stockholders and the holders of the ordinary shares of Platinum in order to enable us to enter into an agreement with respect to a superior proposal if:

o	our board of directors has determined that an unsolicited bona fide acquisition proposal constitutes a superior proposal;

o	our board of directors has recommended to our stockholders that the unsolicited bona fide acquisition proposal be accepted; and

o	we have otherwise complied with our obligations under the merger agreement as they pertain to the acquisition proposal;

  provided, however, that prior to or concurrent with any such termination we shall have paid to Platinum USA the termination fee of $2.0 million in accordance with requirements of the merger agreement; or

  the Platinum board of directors shall have withdrawn, qualified or modified its approval of the merger agreement or the recommendation of its board of directors, or shall have resolved to do any of the foregoing, in a manner adverse to us.

          The merger agreement may be terminated and the merger abandoned by Platinum, Platinum USA or Merger Sub if:

  our board of directors shall have withdrawn, qualified or modified our approval of the merger agreement or the recommendation of our board of directors in a manner adverse to Platinum USA or approved or recommended any acquisition proposal (other than the merger agreement and the merger), or has resolved to do any of the foregoing; or

  we have materially breached any of our representations, warranties, covenants or agreements made in the merger agreement (other than our covenants with respect to acquisition proposals), or any of our representations or warranties shall have become untrue or incorrect after the execution of the merger agreement such that Platinum and Platinum USA’s conditions to closing of the merger would not be satisfied and such breach or failure to be true and correct is not cured within 30 calendar days following receipt by us of written notice from Platinum USA of such breach or failure (or such longer period reasonably agreed to by Platinum USA during which we exercise reasonable best efforts to cure).

          In the event of a termination of the merger agreement and the abandonment of the merger in accordance with the termination provisions of the merger agreement, the merger agreement shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives), other than the provisions of the merger agreement with respect to liabilities and fees and expenses upon termination. Notwithstanding this provision of the merger agreement, except as otherwise provided in the merger agreement, no such termination shall relieve any party to the merger agreement of any liability or damages resulting from any willful or intentional breach of the merger agreement.

Termination Fees and Expenses

          We have agreed to pay to Platinum USA a termination fee in the amount of $2.0 million in cash in the event that:

  Platinum or Platinum USA shall have terminated the merger agreement by reason of our material breach of any of our representations, warranties or covenants made in the merger agreement, even after:

o	approval of the merger agreement and the merger by the holders of the ordinary shares of Platinum in accordance with the merger agreement; or

o	application has been made for the admission of the enlarged Platinum as required under the rules of the AIM stock market and the rules and requirements of the London Stock Exchange plc;
  we or Platinum USA shall have terminated the merger agreement as a result of the failure of the merger to be consummated by February 15, 2007 in circumstances where:
o	on or prior to such termination any third party shall have made or publicly disclosed its intention to make and not withdrawn an acquisition proposal or a superior proposal;

o	within twelve months of the date of termination of the merger agreement, we enter into an agreement with the third party with respect to such an acquisition proposal or superior proposal; and

o	such acquisition proposal or superior proposal is consummated at any time;

  we shall have terminated the merger agreement as a result of our board of directors recommending any acquisition proposal to our stockholders as a superior proposal; or

  Platinum or Platinum USA shall have terminated the merger agreement as a result of our withdrawal, qualification or modification of our approval of the merger agreement or the recommendation of our board of directors or approved or recommended any acquisition proposal (other than the merger agreement and the merger), or our resolving to do any of the foregoing.

     Platinum USA have agreed to pay us a termination fee in the amount of $2.0 million in cash in the event that:

  we shall have terminated the merger agreement by reason of Platinum, Platinum USA or Merger Sub’s material breach of any of their representations, warranties or covenants made in the merger agreement, whether before or after the adoption of the merger agreement by our stockholders or the holders of the ordinary shares of Platinum; or

  we shall have terminated the merger agreement as a result of Platinum’s withdrawal, qualification or modification of its approval of the merger agreement or the recommendation of its board of directors in a manner adverse to us, or Platinum’s resolving to do any of the foregoing.

          Except as specifically provided above, in the event of termination of the agreement all costs and expenses incurred in connection with the merger agreement and the merger and the transactions contemplated by the merger agreement shall be paid by the party incurring such expenses, except that we will reimburse Platinum for any amounts advance to us by Platinum as reimbursement of expenses that we incur in connection with maintaining our option on the Coyote Springs property in good standing.

Voting Agreements

          Concurrently with entering into the merger agreement, Platinum USA entered into voting agreements with certain of our directors and officers who are also shareholders of Nord Resources, namely Ronald Hirsch and Stephen Seymour. These voting agreements provide that the directors and officers will vote their shares, which represented approximately twenty six percent (26%) of our outstanding shares as of <> <>, 2006, the record date for the special meeting, in favor of the merger. The voting agreements terminate on the earlier of (i) the date of closing of the merger, (ii) termination of the merger agreement in accordance with its terms (including if Nord Resources terminates the merger agreement to accept a superior proposal), and (iii) the written agreement of the parties. We encourage you to read the form of voting agreement carefully in its entirety. Each shareholder that is a party to a voting agreement has agreed to deliver a proxy to Platinum USA which will be used by Platinum USA to vote the shares at the meeting of our stockholders.

          A form of the voting agreement is attached to this proxy statement as Annex B.

Amendment

          The merger agreement may be amended by written agreement of each of us, Platinum, Platinum USA and Merger Sub at any time before or after approval of the merger by our stockholders; provided, however, that after any such approval, no amendment shall be made that by law requires further approval by our stockholders and the holders of the ordinary shares of Platinum without such approval having been obtained.

PROPOSAL 2— AUTHORITY TO ADJOURN THE SPECIAL MEETING

The Adjournment Proposal

          If at the special meeting of stockholders, the number of shares of our common stock present or represented and voting in favor of adoption of the merger agreement is insufficient to adopt that proposal under the Delaware General Corporation Law, we intend to move to adjourn the special meeting in order to enable our board of directors to solicit additional proxies in respect of such proposal. In that event, we will ask our stockholders to vote only upon the adjournment proposal, and not the proposal regarding the adoption of the merger agreement.

          In this proposal, we are asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of granting discretionary authority to the proxy or attorney-in-fact to adjourn the special meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve the adjournment proposal, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the adoption of the merger agreement to defeat that proposal subject to the fiduciary duties of our board of directors, we could adjourn the special meeting without a vote on the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the merger agreement.

          Under the Delaware General Corporation Law and our Bylaws we may also adjourn the special meeting of stockholders for reasons other than to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement. Any such adjournment may be made without notice (if the adjournment is not for more than thirty days), provided an announcement is made at the special meeting of the time, date and place of the adjourned meeting.

Vote Required and Board Recommendation

          Approval of the proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary or appropriate, requires a majority of the voting power present with respect to the vote cast on the proposal. No proxy that is specifically marked “AGAINST” adoption of the merger agreement will be voted in favor of the adjournment proposal, unless it is specifically marked “FOR” the adjournment proposal.

          Our board of directors believes that if the number of shares of our common stock present or represented at the special meeting and voting in favor of adoption of the merger agreement is insufficient to approve that proposal, it is in the best interests of us and our stockholders to enable our board of directors to continue to seek to obtain a sufficient number of additional votes in favor of adoption of the merger agreement to bring about its approval.

          Our board of directors recommends that you vote “FOR” the adjournment proposal.

MARKET PRICE AND DIVIDEND DATA

          Our common stock trades on the OTC Pink Sheets under the symbol “NRDS.PK. The following table sets forth, for the periods indicated, the high and low bid prices for our common stock as reported on the OTC Pink Sheets. The following prices reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

Year Ending December 31, 2006		High		Low

Fourth Quarter (through <> <>, 2006)	$	<>	$	<>

Third Quarter		$0.95		$0.62

Second Quarter 2006		1.30		0.51

First Quarter 2006		0.70		0.26

Year Ended December 31, 2005

Fourth Quarter 2005		$0.33		$0.18

Third Quarter 2005		0.32		0.18

Second Quarter 2005		0.37		0.18

First Quarter 2005		0.45		0.21

Year Ended December 31, 2004

Fourth Quarter 2004		$0.43		$0.25

Third Quarter 2004		0.48		0.20

Second Quarter 2004		0.40		0.18

First Quarter 2004		0.48		0.12

          The following table sets forth the closing per share sales price of our common stock, as reported on the OTC Pink Sheets on October 20, 2006, the last full trading day before the public announcement of the proposed merger, and on <> <>, 2006, the latest practicable trading day before the printing of this proxy statement:

Nord Common Stock
Per Share Closing Price
October 20, 2006	$0.78
<> <>, 2006	<>

          Following the merger there will be no further market for our common stock.

          We have invested in the growth of our business and have incurred net losses from inception. As a result, we have not paid any cash dividends to date and do not intend to pay any cash dividends in the foreseeable future, irrespective of whether the merger is approved.

BENEFICIAL OWNERSHIP OF COMMON STOCK

          The following table sets forth information as of <> <>, 2006, the record date for the special meeting regarding the beneficial ownership of our common stock by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and

  each named executive officer, each director and all of our directors and executive officers as a group.

          The number of shares beneficially owned and the percentage of shares beneficially owned are based on 33,963,043 shares of common stock outstanding as of <> <>, 2006.

          For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following <> <>, 2006 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

	As of <> <>, 2006
Name and Address of Beneficial Owner	Shares(1)	Percent
Named Executive Officers and Directors(2)

Ronald A. Hirsch	7,386,400(3)	20.6%
Chairman

Stephen D. Seymour	5,017,389(4)	14.1%
Director

Wade D. Nesmith	297,490(5)	0.9%
Director

Douglas P. Hamilton	231,571(6)	0.7%
Director

John F. Cook	368,509(7)	1.1%
Director

	As of <> <>, 2006

Name and Address of Beneficial Owner	Shares(1)	Percent

Erland A. Anderson	1,500,000(8)	4.3%
Interim President and Chief Executive Officer

John T. Perry	1,665,714(9)	4.8%
Senior Vice President, Chief Financial Officer,
Secretary and Treasurer

Directors and Executive Officers as a Group	16,467,073(10)	41.6%
(Eight Persons)

Beneficial Owners of in Excess of 5% (other
than Named Executive Officers and
Directors)

John F. Champagne	3,105,000	9.1%

(1)

Based on 33,963,043 shares of common stock issued and outstanding as of <> <>, 2006. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and except as noted below.

(2)	The address of the executive officers and directors is c/o Nord Resources Corporation, 1 West Wetmore Road, Suite 203, Tucson, Arizona, 85705.

(3)	Includes warrants to acquire up to 1,130,000 common shares exercisable within sixty days. Also includes 730,000 common shares issuable upon conversion of convertible promissory notes.

(4)

Includes warrants to acquire up to 1,130,000 common shares exercisable within sixty days, 1,575,000 common shares held by Mr. Seymour as a co-trustee of a trust, 320,757 common shares held jointly with his spouse, and 36,300 owned by his spouse. Mr. Seymour disclaims beneficial ownership of the 36,300 common shares owned by his spouse. Also includes 330,000 common shares issuable upon conversion of convertible promissory notes. Also includes options to acquire 200,000 common shares and 19,732 deferred stock units, all of which will be accelerated and fully vest prior to the consummation of the merger.

(5)

Includes warrants to acquire up to 30,000 common shares exercisable within sixty days. Also includes options to acquire 200,000 common shares and 37,490 deferred stock units, all of which will be accelerated and fully vest prior to the consummation of the merger.

(6)	Includes options to acquire 200,000 common shares and 31,571 deferred stock units, all of which will be accelerated and fully vest prior to the consummation of the merger.

(7)

Includes warrants to acquire up to 71,429 common shares exercisable within sixty days and 71,429 shares of common stock, all of which are owned by Tormin Resources Limited, a company owned and controlled by Mr. Cook. Also includes options to acquire 200,000 common shares and 25,651 deferred stock units, all of which will be accelerated and fully vest prior to the consummation of the merger.

(8)	Includes options to acquire up to 675,000 common shares exercisable within sixty days.

(9)	Includes options to acquire up to 500,000 common shares and warrants to acquire up to 142,857 common shares exercisable within sixty days.

(10)

Includes options to acquire up to 1,975,000 common shares, warrants to acquire up to 2,504,286 common shares exercisable within sixty days. Also includes 1,060,000 common shares issuable upon conversion of convertible promissory notes.

SUBMISSION OF STOCKHOLDER PROPOSALS

          We will hold our 2007 annual meeting of stockholders only if the merger is not consummated because following the merger our common stock will be removed from trading on the OTC Pink Sheets, our common stock will be deregistered under the Exchange Act and we will no longer be a publicly-held company. If we hold our 2007 annual meeting, the deadline for submission of stockholder proposals to be included in the proxy statement and form of proxy for the Company’s next Annual Meeting of stockholders will be May 21, 2007. Stockholder proposals must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals in order to be included in the Company’s proxy statement for that meeting.

          For any stockholder that intends to present a proposal that will not be included in the proxy statement for the Company’s 2007 Annual Meeting, but is instead sought to be presented directly at the 2007 Annual Meeting, SEC rules permit management to vote proxies in its discretion if we: (1) receive notice of the proposal before the close of business on August 6, 2007 and advise stockholders in the 2007 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on August 6, 2007.

          Proposals or notices of intention to present proposals should be addressed to: John T. Perry, Secretary, Nord Resources Corporation, 1 West Wetmore Road, Suite 203, Tucson, Arizona, 85705.

OTHER MATTERS

          As of the date of this proxy statement, our board of directors knows of no other matters which may be presented for consideration at the special meeting. However, if any other mailer is presented properly for consideration and action at the meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

          Platinum, Platinum USA and Merger Sub are not participants in the solicitation made by this proxy statement. Neither of Platinum or Merger Sub has any interest in the solicitation other than as a result of Platinum’s agreement to acquire all of the outstanding shares of our common stock pursuant to the terms of the merger agreement.

SOURCES OF ADDITIONAL INFORMATION

          Except where we indicate otherwise, we use the name “Platinum” in this proxy statement to refer to Platinum Inc., and references to “Nord”, “our”, “ours” and similar expressions used in this proxy statement refer to Nord Corp. We briefly describe Platinum and the other parties to the merger agreement under “The Merger — The Companies” on page 30. We also refer to our common stock, par value $0.01 as the “common stock.” All information contained in this proxy statement with respect to the parties to the merger agreement other than Nord has been supplied by and is the responsibility of those other parties.

          Nord is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission.

          We file annual reports on Form 10-KSB, which include our audited financial statements, quarterly reports on Form 10-QSB, current reports on Form 8-K and our proxy statements with the Securities and Exchange Commission. You may read and copy these reports, proxy statements and other information at the Securities and Exchange Commission’s Public Reference Section at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1 -800-SEC-0330. The Securities and Exchange Commission also maintains an Internet website, located at http://www.sec.gov, that contains reports, proxy statements and other information regarding Nord and other registrants that file electronically with the Securities and Exchange Commission.

          If you have questions about the special meeting or the merger with Platinum after reading this proxy, or if you would like additional copies of this proxy statement or the proxy card, please contact:

Nord Resources Corporation
Attn: Investor Relations
1 West Wetmore Road, Suite 203
Tucson, Arizona, 85705
(520) 292-0266
info@nordresources.com

OR

Morrow & Co., Inc.
470 West Avenue
Stamford, CT 06902
1-800-607-0088
www.morrowco.com

ANNEX A

Execution Version

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

PLATINUM DIVERSIFIED MINING, INC.,

PLATINUM DIVERSIFIED MINING USA, INC.,
A WHOLLY-OWNED DIRECT SUBSIDIARY OF
PLATINUM DIVERSIFIED MINING, INC.,

PDM MERGER CORP.,

A WHOLLY-OWNED DIRECT SUBSIDIARY OF
PLATINUM DIVERSIFIED MINING USA, INC.,

AND

NORD RESOURCES CORPORATION

OCTOBER 23, 2006

Execution Version

A-i

Execution Version

A-ii

Execution Version

Schedules

Schedule 1.1 – Transaction Expenses
Schedule 1.2 – Excluded Liabilities
Schedule 1.3 – Estimated Corporate Debt
Schedule 1.4 – Estimated Deferred Payments
Schedule 1.5 – Form of Per Share Merger Consideration Calculation
Schedule 2.3 – Permitted Outstanding NORD Options

Exhibits

Form of NORD Voting Agreement	Exhibit A
Form of Surviving Corporation’s certificate of incorporation	Exhibit B
Form of Surviving Corporation’s bylaws	Exhibit C
Form of Holdback Escrow Agreement	Exhibit D
Form of Deposit Escrow Agreement	Exhibit E

A-iii

Execution Version

AGREEMENT AND PLAN OF MERGER

          This Agreement and Plan of Merger is made and entered into as of the 23rd day of October, 2006, by and among Platinum Diversified Mining, Inc., a Cayman Islands corporation (“PDM”); Platinum Diversified Mining USA, Inc., a Delaware corporation and a wholly-owned Subsidiary of PDM (“PDM USA”); PDM Merger Corp., a Delaware corporation and a wholly-owned Subsidiary of PDM USA (“Merger Sub”); and NORD Resources Corporation, a Delaware corporation (“NORD”).

RECITALS

          WHEREAS, PDM, PDM USA and NORD desire that PDM USA acquire NORD through the merger of Merger Sub with and into NORD, with NORD as the surviving corporation (the “Merger”), pursuant to which each share of common stock of NORD, par value $0.001 per share (“Common Stock”) issued and outstanding at the Effective Time, other than the shares of Common Stock owned by PDM USA, Merger Sub or NORD (or any of their respective direct or indirect wholly-owned Subsidiaries) and other than the Appraisal Shares, will be converted into the right to receive the Per Share Merger Consideration and a contingent right to receive the Per Share Net Holdback Consideration, all as more fully provided in this Agreement;

          WHEREAS, following the Merger NORD shall be a wholly-owned direct subsidiary of PDM USA;

          WHEREAS, the board of directors of each of PDM, PDM USA, Merger Sub and NORD has determined that the Merger upon the terms and subject to the conditions set forth in this Agreement is advisable, fair to and in the best interests of their respective stockholders;

          WHEREAS, PDM, PDM USA, Merger Sub and NORD desire to make those representations, warranties, covenants and agreements specified herein in connection with this Agreement; and

          WHEREAS, concurrently with the execution and delivery of this Agreement, as material inducements of PDM and PDM USA to enter into this Agreement, each Key Stockholder is executing and delivering to PDM USA a (a) voting agreement, substantially in the form attached hereto as Exhibit A (the “NORD Voting Agreement”), and (b) a proxy relating to shares of Common Stock, substantially in the form attached to the NORD Voting Agreement.

AGREEMENT

          NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, PDM, PDM USA, Merger Sub and NORD agree as follows:

Execution Version

ARTICLE I

THE MERGER

          1.1      Certain Definitions.

          As used in this Agreement, the following terms shall have the following meanings (such meanings to be applicable equally to the singular as well as the plural form of the terms defined):

          “Acquisition Proposal” shall mean any proposal or offer with respect to (a) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation or similar transaction involving NORD, (b) any purchase of an equity interest (including by means of a tender or exchange offer) representing an amount equal to or greater than a 15% voting or economic interest in NORD, or (c) any purchase of assets, securities or ownership interests representing an amount equal to or greater than 15% of the consolidated assets of NORD and its Subsidiaries taken as a whole (including stock of the Subsidiaries of NORD).

          “Action” shall mean any suit, action, claim, counterclaim, dispute, investigation, arbitration, hearing, notice of violation, demand letter or other proceeding of any nature whatsoever.

          “Admission” shall mean the readmission of the PDM Shares and PDM Warrants in issue and to be issued to trading on AIM becoming effective in accordance with the AIM Rules.

          “Advance Fund” shall mean Two Hundred Fifty Thousand Dollars (US$250,000) advanced by the Company to the Stockholder Representative to be used by the Stockholder Representative in payment of costs and expenses that may be incurred by the Stockholder Representative in the discharge of its obligations in connection with this Agreement and the Holdback Escrow Agreement.

          “Affiliate” of any Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          “AGM Proxy Statement” shall have the meaning set forth in the definition of “NORD AGM.”

          “AIM” shall mean AIM, a market operated by the London Stock Exchange.

          “AIM Rules” shall mean the rules applicable to companies the securities of which are traded on AIM, as published from time to time by the London Stock Exchange.

          “Aggregate Exercise Amount” shall mean the aggregate exercise or conversion prices, or amounts, as applicable, of all outstanding (a) NORD Options and (b) NORD Warrants prior to the cancellation or termination of such securities contemplated by Section 2.3. Aggregate

Execution Version

Exercise Amount shall not include exercise or conversion prices, or amounts, as applicable, for “out-of-the-money” (a) NORD Options and (b) NORD Warrants.

          “Agreement” shall mean this Agreement and Plan of Merger, the NORD Disclosure Schedule, and any other Exhibits or Schedules, as the same may be amended from time to time.

          “Applicable Laws” shall mean statutes, laws, orders, rules, decrees, regulations, policies, formal interpretations or guidelines promulgated, or judgments, decisions or orders entered by, any Governmental Authority (including, but not limited to, the AIM Rules and the rules or requirements of the London Stock Exchange), in each case, to the fullest extent applicable.

          “Appraisal Shares” shall mean the shares of Common Stock issued and outstanding immediately prior to the Effective Time that are held by any NORD Stockholder that is entitled to demand and properly demands appraisal of shares of Common Stock pursuant to, and complies in all respects with, the provisions of Section 262 of the DGCL.

          “Assumed Transaction Expenses” shall mean the sum of the following Transaction Expenses: (a) legal fees up to Seven Hundred Fifty Thousand Dollars (US$750,000) less any portion included in Reimbursed Transaction Expenses, (b) accounting fees up to One Hundred Thousand Dollars (US$100,000) less any portion included in Reimbursed Transaction Expenses, and (c) costs and expenses related to the Proxy Statement, solicitation of proxies and obtaining the necessary stockholder vote, up to One Hundred Ten Thousand Dollars (US$110,000) less any portion included in Reimbursed Transaction Expenses.

          “Capitalization Date” shall have the meaning set forth in Section 4.4(a) .

          “CERCLA” shall mean United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq., as amended.

          “Certificate” shall have the meaning set forth in Section 2.1(b) .

          “Certificate of Merger” shall have the meaning set forth in Section 1.3.

          “Charter Documents” shall mean (a) as to PDM, its Articles of Association and the Memorandum of Association as in effect as of the date of this Agreement and (b) as to each of PDM USA, Merger Sub and NORD, its Certificate of Incorporation and bylaws as in effect as of the date of this Agreement.

          “Cleanup” shall have the meaning set forth under “Environmental, Health, and Safety Liabilities” in this Section 1.1.

          “Closing” and “Closing Date” shall each have the meaning set forth in Section 1.3.

          “Closing Balance Sheet” shall have the meaning set forth in Section 2.6(a) .

          “Closing Common Stock” shall mean the amount of Common Stock outstanding as of the Closing Date assuming the conversion or exercise of all (a) NORD Options, (b) NORD Warrants, (c) NORD Convertibles and (d) Deferred Stock Units. Closing Common Stock shall

Execution Version

not include any “out-of-the money” (a) NORD Options, (b) NORD Warrants and (c) NORD Convertibles.

          “Closing Schedule” shall have the meaning set forth in Section 2.6(b) .

          “Code” shall mean the Internal Revenue Code of 1986, as amended.

          “Commission” shall mean the United States Securities and Exchange Commission.

          “Common Stock” shall have the meaning set forth in the Recitals.

          “Confidentiality Agreement” shall mean the Confidentiality Agreement dated as of June 3, 2006, between NORD and PDM, as amended.

          “Controlled Group Liability” shall mean any and all liabilities, contingent or otherwise (a) under Title IV of ERISA, (b) under Section 302 of ERISA, (c) under Sections 412 and 4971 of the Code, (d) resulting from a violation of the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code or the group health plan requirements of Sections 601 et seq. of the Code and Section 601 et seq. of ERISA, and (e) under corresponding or similar provisions of foreign laws or regulations, in each case, other than pursuant to the Plans.

          “Convertible Consideration” shall mean as to each NORD Convertible an amount in cash (less any applicable withholding Taxes and without interest) equal to the product of (i) the Per Share Merger Consideration multiplied by (ii) the quotient obtained when (A) the amount of outstanding principal and accrued interest pursuant to the NORD Convertible divided by (B) the conversion price of the NORD Convertible.

          “Covered Proposal” shall have the meaning set forth in Section 7.6(a)(i) .

          “Coyote Springs Costs” has the meaning set forth in Section 5.2(c) .

          “Coyote Springs Option Agreement” means the option agreement among Thornwell Rogers, South Branch Resources, LLC, MRPGEO, LLC and NORD dated January 28, 2004, as amended, pursuant to which NORD has been granted an exclusive option to purchase the Coyote Springs Project.

          “Coyote Springs Project” shall mean the Coyote Springs exploration project located in Graham County, Arizona, consisting of two (2) State of Arizona exploration leases and fifty-two (52) unpatented mining claims.

          “Damages” shall mean any and all damages (including incidental and consequential damages), losses, liabilities and obligations (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including, without limitation, any liability for taxes or deferred revenue, actions, claims or expenses, including reasonable fees, costs and expenses of attorneys and other advisors.

Execution Version

          “Deferred Payments” shall mean (a) any accrued salary, severance payment, consulting fee or other benefit owing by NORD and its Subsidiaries to any employee, consultant or director that is due and unpaid, including payments due as a result of the Merger, and shall include any amounts to be paid under NORD’s retention bonus program, any Taxes or expense related to any parachute payments under Section 280G of the Code and (b) costs and expenses related to the TMD settlement as set forth on Schedule 1.4. Deferred Payments include, but are not limited to, those items listed on Schedule 1.4.

          “Deferred Stock Consideration” shall mean as to each Deferred Stock Unit an amount in cash (less any applicable withholding Taxes and without interest) equal to the Per Share Merger Consideration.

          “Deferred Stock Units” shall mean any obligations of NORD to issue deferred stock units to NORD’s non-executive directors, and any outstanding deferred stock units held by non-executive directors immediately prior to the Effective Time.

          “Deposit” shall have the meaning set forth in Section 2.9.

          “Deposit Escrow Agreement” shall mean the agreement in respect of the maintenance and payment of the Deposit Fund, among PDM USA, NORD and the Paying Agent, substantially in the form attached to this Agreement as Exhibit E.

          “Deposit Fund” shall have the meaning set forth in Section 2.9. “DGCL” shall mean the Delaware General Corporation Law. “Dollars” or “US$” shall mean lawful currency of the United States. “Effective Time” shall have the meaning set forth in Section 1.3.

          “EGM” shall mean the extraordinary general meeting of PDM to be convened by the EGM Notice, and any adjournment thereof.

          “EGM Notice” shall mean the notice of extraordinary general meeting of PDM contained within the New Admission Document to be delivered by PDM or its agents to its shareholders in connection with this Agreement and the Merger, and in accordance with the AIM Rules.

          “Encumbrances” shall mean any mortgage, imperfection of title, lien, pledge, option, security interest (including a purchase money security interest), claim, charge or other encumbrance of any kind whatsoever.

          “Environment” shall mean soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins, and wetlands), groundwaters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.

          “Environmental, Health, and Safety Liabilities” shall mean any material cost, damages, expense, liability, obligation, or other responsibility arising from or under any Environmental

Execution Version

Law and consisting of or relating to: (a) any environmental, health, or safety matters or conditions (including on-site or off- site contamination, occupational safety and health, and regulation of chemical substances or products); (b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under any Environmental Law; (c) financial responsibility under any Environmental Law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions (“Cleanup”) required by any applicable Environmental Law (whether or not such Cleanup has been required or requested by any Government Authority or any other Person) and for any natural resource damages; or (d) any other compliance, corrective, investigative, or remedial measures required under any Environmental Law. The terms “removal,” “remedial,” and “response action,” include the types of activities covered by CERCLA.

          “Environmental Laws” shall mean any Applicable Laws that require or relate to: (a) advising appropriate authorities, employees, and the public of intended or actual releases of pollutants or hazardous substances or materials, violations of discharge limits, or other prohibitions and of the commencements of activities, such as resource extraction or construction, that could have significant impact on the Environment; (b) preventing or reducing to acceptable levels the release of pollutants or hazardous substances or materials into the Environment; (c) reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated; (d) assuring that products are designed, formulated, packaged, and used so that they do not present unreasonable risks to human health or the Environment when used or disposed of; (e) protecting resources, species, or ecological amenities; (f) reducing to acceptable levels the risks inherent in the transportation of hazardous substances, pollutants, oil, or other potentially harmful substances; (g) cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or (h) making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

          “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, together with the rules, regulations and formal interpretations thereunder.

          “ERISA Affiliate” shall mean, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

          “Excess Liabilities” shall mean Liabilities as set forth on the Closing Balance Sheet in excess of One Million Dollars (US$1,000,000); provided, however, that Liabilities for purposes of calculating Excess Liabilities shall not include liabilities on account of Excluded Liabilities. For the avoidance of doubt, Excess Liabilities shall also not include liabilities on account of NORD Corporate Debt, Deferred Payments, Coyote Springs Costs, Transaction Expenses, Excluded Liabilities and IPO Transaction Expenses.

Execution Version

          “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, together with the rules, regulations and formal interpretations promulgated thereunder.

          “Exchange Fund” shall have the meaning set forth in Section 2.2(a) .

          “Excluded Liabilities” shall mean those Liabilities set forth on Schedule 1.2.

          “Executive Agreements” shall mean any written or oral employment, consulting or services agreement between NORD or its Subsidiaries and any director, officer, employee or agent of NORD or its Subsidiaries, as amended.

          “Facilities” shall mean any Mineral and Real Properties; tailings, impoundment, waste disposal and other facilities; Tangible Personal Property and Improvements; and other interests currently or formerly owned or operated by NORD and any offices; buildings; plants; mills; processing, treatment and refining facilities; structures; fixtures or equipment (including, but not limited to, motor vehicles, tank cars, and rolling stock) currently or formerly owned or operated by NORD or its Subsidiaries.

          “Financial Advisor” shall mean Griffiths McBurney Corp. or its Subsidiaries.

          “Final Net Merger Consideration” shall mean Sixty Million Dollars (US$60,000,000) less (a) the sum of the following amounts: (i) the NORD Corporate Debt, (ii) the Deferred Payments, (iii) Excess Liabilities, (iv) Stockholder Transaction Expenses and (v) the Advance Fund plus (b) the sum of the following amounts: (i) cash, (ii) the Coyote Springs Costs paid by NORD to the extent not reimbursed by PDM pursuant to Section 5.2, and (iii) Reimbursed Transaction Expenses.

          “GAAP” shall mean generally accepted accounting principles in the United States, applied on a consistent basis.

          “Governmental Authority” shall mean any national, state, provincial, departmental, local, domestic, foreign or multinational court, arbitral tribunal, administrative agency or commission or other governmental or regulatory body, agency, instrumentality or authority (including without limitation, the London Stock Exchange).

          “Hazardous Activity” shall mean the distribution, generation, handling, importing, management, manufacturing, processing, production, refinement, Release, storage, transfer, transportation, treatment, or use (including any withdrawal or other use of groundwater) of Hazardous Materials in, on, under, about, or from the Facilities or any part thereof into the Environment, and any other act, business, operation, or thing that increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property on or off the Facilities, or that may affect the value of the Facilities or NORD.

          “Hazardous Materials” shall mean any waste or other substance that is listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any Environmental Law, including any admixture or solution thereof, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials.

Execution Version

          “Holdback Amount” shall mean Three Million Dollars (US$3,000,000).

          “Holdback Escrow Agreement” shall mean the agreement in respect of the maintenance and payment of the Holdback Amount, among PDM USA, the Paying Agent, and the Stockholder Representative, substantially in the form attached to this Agreement as Exhibit D.

          “Holdback Period” shall mean a period of six (6) months after the Closing Date.

          “Indemnified Parties” shall mean each of PDM, PDM USA, NORD (after the Effective Time) and their respective Affiliates, and its and their respective directors, officers, employees, agents and representatives.

          “Intellectual Property Right” shall mean any trademark, service mark, trade name, mask work, invention, patent, trade secret, copyright, know-how or proprietary information, processes, formulae, products, technologies, discoveries, apparatus, Internet domain names, trade dress and general intangibles of like nature (together with goodwill), customer lists, confidential information, licenses, software, databases and compilations including any and all collections of data and all documentation thereof (including any registrations or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property right.

          “Investment Management Trust Agreement” shall mean the agreement dated March 8, 2006, between PDM and the American Stock Transfer and Trust Company (as Trustee).

          “IPO Transaction Expenses” shall mean NORD’s aggregate unpaid expenses related to any potential public offering, specifically including expenses for accounting, legal, investment bankers and the preparation and filing of a registration statement.

          “IRS” shall mean the United States Internal Revenue Service or any successor agency.

          “JAMS” shall mean Judicial Arbitration and Mediation Services.

          “Johnson Camp Mine” shall mean (a) the existing open pit copper mine comprised of all Mineral and Real Properties, including, but not limited to, (i) Sixty Four (64) patented lode mining claims, (ii) One Hundred Four (104) unpatented mining claims and (iii) fee simple lands, located in Cochise County, Arizona; (b) all Tangible and Personal Property and Improvements, including, but not limited to, production and processing facilities that use the solvent extraction, electromining process, located in Cochise County, Arizona; (c) all Intellectual Property Rights; (d) all Permits; and (e) associated equipment, whether or not located in Arizona.

          “Key Stockholders” shall mean Ronald Hirsch and Steven Seymour.

          “Knowledge of NORD” shall mean the actual knowledge of the Key Stockholders based on the books and records of NORD and its Subsidiaries.

          “Liabilities” shall mean NORD’s liabilities on its Closing Balance Sheet after giving effect to the cancellation or termination of the NORD Convertibles as contemplated by Section 2.3, and except that liabilities on account of NORD Corporate Debt, Transaction

Execution Version

Expenses, Deferred Payments, Coyote Springs Costs and IPO Transaction Expenses shall not be accrued as Liabilities on the Closing Balance Sheet.

          “London Stock Exchange” shall mean the London Stock Exchange plc.

          “Material Adverse Effect” with respect to NORD shall mean any event, change, circumstance or effect (any such item, an “Effect”) that is or is reasonably likely to have a material adverse effect on the business, results of operations or financial condition of NORD and its Subsidiaries taken as a whole or on its ability to perform its obligations under this Agreement on a timely basis or to consummate the transactions contemplated by this Agreement on a timely basis; provided, however, that in no event shall any of the following be deemed, either alone or in combination, to constitute, nor shall any of the following be taken into account in determining whether there has been, a Material Adverse Effect with respect to NORD: (a) any Effect related to the actions of PDM, PDM USA or Merger Sub or the public announcement or pendency of the transactions contemplated by this Agreement, (b) any Effect that results from (i) any action taken pursuant to or in accordance with this Agreement or (ii) any action taken, or any failure to take action, to which PDM USA has consented in writing, (c) any change, in and of itself, in the market price or trading volume of shares of NORD, or (d) any Effect that results from changes in general economic conditions or general changes in the mining industry including economic, legal or regulatory changes, except to the extent those Effects adversely affect NORD and its Subsidiaries to a materially greater extent than they affect other entities in the mining industry.

          “Material Adverse Effect” with respect to PDM or PDM USA shall mean any Effect that is or is reasonably likely to have a material adverse effect on the ability of PDM USA to perform its obligations under this Agreement on a timely basis or to consummate the transactions contemplated by this Agreement on a timely basis.

          “Material Contract” shall have the meaning set forth in Section 4.16.

          “Merger” shall have the meaning set forth in the Recitals.

          “Merger Sub” shall have the meaning set forth in the introductory paragraph.

          “Mimbres Project” shall mean the Mimbres exploration project located near Silver City, New Mexico, consisting of eight (8) New Mexico State mineral leases and forty-five (45) unpatented mining claims.

          “Mineral and Real Properties” shall mean all real property, patented and unpatented mining and mill site claims, leaseholds, easements and rights-of-way comprising the Johnson Camp Mine.

          “Net Holdback Amount” shall mean the Holdback Amount less any Damages, if any, plus the balance of the Advance Fund.

          “New Admission Document” shall mean the admission document (containing the EGM Notice) to be delivered by PDM or its agents to its shareholders, in accordance with the AIM Rules, in connection with the application for Admission to trading of the PDM Shares and PDM Warrants on AIM.

Execution Version

          “NORD” shall have the meaning set forth in the introductory paragraph.

          “NORD AGM” shall mean NORD’s Annual General Meeting to be held on October 18, 2006, for the purpose of approving the matters set forth in the proxy statement mailed to the NORD Stockholders on September 15, 2006 (the “AGM Proxy Statement”), and any adjournment or postponement thereof.

          “NORD Board” shall mean the board of directors of NORD.

          “NORD Board Recommendation” shall have the meaning set forth in Section 4.22(c) .

          “NORD Convertibles” shall mean any outstanding debt of NORD convertible by its terms into Common Stock or other securities immediately prior to the Effective Time.

          “NORD Corporate Debt” shall mean any agreements, instruments or arrangements for borrowed money between NORD or its Subsidiaries, as borrower, and any other Person, as lender, that is not convertible or exchangeable into shares of Common Stock or other securities including all accrued interest and penalties through the Closing Date. NORD Corporate Debt includes, but is not limited to, those items set forth on Schedule 1.3; provided, however, that Excluded Liabilities shall not be included in NORD Corporate Debt.

          “NORD Disclosure Schedule” shall have the meaning set forth in the introductory paragraph to Article IV.

          “NORD Indemnified Persons” shall have the meaning set forth in Section 5.2(a) .

          “NORD Intellectual Property Rights” shall mean all Intellectual Property Rights owned by NORD or any of its Subsidiaries that are used or held for use by NORD or any of its Subsidiaries.

          “NORD Options” shall mean the options granted by NORD to purchase Common Stock whether pursuant to the NORD Stock Plans or otherwise whether vested or unvested that are outstanding immediately prior to the Effective Time.

          “NORD SEC Documents” shall have the meaning set forth in Section 4.7(a) .

          “NORD Stock Plans” shall mean NORD’s 2006 Stock Incentive Plan and any other equity incentive plan under which NORD has granted equity incentives to NORD employees, directors or consultants.

          “NORD Stockholders” shall have the meaning set forth in Section 1.7. “NORD Stockholders Meeting” shall have the meaning set forth in Section 1.7. “NORD Voting Agreement” shall have the meaning set forth in the Recitals.

          “NORD Warrants” shall mean warrants to purchase Common Stock that are outstanding immediately prior to the Effective Time.

Execution Version

          “Option Consideration” shall mean as to each NORD Option an amount in cash (less any applicable withholding Taxes and without interest) equal to the product of (i) the excess, if any, of (A) the Per Share Merger Consideration over (B) the per share exercise price of Common Stock subject to such NORD Option and multiplied by (ii) the number of shares of Common Stock subject to such NORD Option immediately prior to the Effective Time.

          “Original Admission Document” shall mean the admission document, dated March 8, 2006, delivered in connection with the application for trading of the PDM Shares and the PDM Warrants on AIM.

          “Paying Agent” shall have the meaning set forth in Section 2.2(a) .

          “Paying Party” shall have the meaning set forth in Section 7.6(e) .

          “PDM” shall have the meaning set forth in the introductory paragraph.

          “PDM Board” shall mean the board of directors of PDM.

          “PDM Founding Shareholders” shall mean Bobby Cooper, Mark Nordlicht, John Ryan, Thomas Loucks, Howard Crosby, Brian Burgess and John May.

          “PDM New Shareholders” shall mean the holders of PDM Shares other than the PDM Founding Shareholders.

          “PDM Shares” shall mean ordinary shares, par value $0.001 per share, of PDM.

          “PDM USA” shall have the meaning set forth in the introductory paragraph. “PDM Warrants” shall mean instruments convertible into PDM Shares.

          “Per Share Net Holdback Consideration” shall mean the quotient obtained when (a) the Net Holdback Amount is divided by (b) the Closing Common Stock.

          “Per Share Merger Consideration” shall mean the quotient obtained when (a) (i) the sum of (A) Final Net Merger Consideration plus (B) the Aggregate Exercise Amount minus (ii) the Holdback Amount, is divided by (b) the Closing Common Stock. An example of the calculation of the Per Share Merger Consideration as of the date hereof is set forth on Schedule 1.5.

          “Permits” shall mean all franchises, grants, authorizations, licenses, permits, bonds, easements, variances, exemptions, consents, certificates, approvals and orders of all Governmental Authorities that, in the opinion of NORD, are required for the lawful conduct of the respective businesses of NORD or its Subsidiaries.

          “Permitted Liens” shall mean (a) liens and encumbrances of record consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of real property or irregularities in title thereto and actually known by NORD that do not materially impair the use of such property by NORD or any of its Subsidiaries, (b) liens and encumbrances

Execution Version

of carriers, warehousemen, mechanics, suppliers, materialmen or repairmen arising in the ordinary course of business or (c) interests of record of the lessor to any leased property.

          “Person” shall mean any natural person, general partnership (including a limited liability partnership), limited partnership (including a limited liability limited partnership), limited liability company, corporation (including not-for-profit), joint venture, estate, trust, business trust, cooperative, association, foreign trust, foreign business organization or Governmental Authority or other entity of any kind or nature.

          “Proxy Statement” shall have the meaning set forth in Section 1.7(b) .

          “Qualified Plan” shall have the meaning set forth in Section 4.15(d) .

          “Recipient Party” shall have the meaning set forth in Section 7.6(e) .

          “Reimbursed Transaction Expenses” shall mean the following Transaction Expenses: (a) legal fees paid by NORD prior to Closing up to Seven Hundred Fifty Thousand Dollars (US$750,000), (b) accounting fees paid by NORD prior to Closing up to One Hundred Thousand Dollars (US$100,000), (c) costs and expenses related to the Proxy Statement, solicitation of proxies and obtaining the necessary stockholder vote, paid by NORD prior to Closing up to One Hundred Ten Thousand Dollars (US$110,000) and (d) amounts paid by NORD to the Financial Advisor in connection with the fairness opinion prior to Closing up to One Hundred Twenty-Five Thousand (US$125,000).

          “Release” shall mean any spilling, leaking, emitting, discharging, depositing, escaping, leaching, dumping, or other releasing into the Environment, whether intentional or unintentional.

          “Representatives” shall have the meaning set forth in Section 5.3(b) .

          “Required Approvals” shall mean (a) all consents, waivers, licenses, novations, orders, registrations, approvals, permits, rulings, authorizations and clearances necessary or advisable to be obtained from any Governmental Authority in order to consummate the Merger or any of the other transactions contemplated by this Agreement and (b) the consents and authorizations of the third parties identified in Section 5.1(a) of the NORD Disclosure Schedule.

          “Securities” shall mean the Certificates, the NORD Options, the NORD Warrants, the NORD Convertibles and the Deferred Stock Units.

          “Securities Act” shall mean the United States Securities Act of 1933, as amended (together with the rules, regulations and formal interpretations thereunder).

          “Stockholder Representative” shall mean CuShaman LLC.

          “Stockholder Transaction Expenses” shall mean the sum of: (a) the difference between (i) Transaction Expenses less (ii) Assumed Transaction Expenses and less (iii) Reimbursed Transaction Expenses and (b) the IPO Transaction Expenses.

Execution Version

          “Subsidiary,” when used with respect to any party hereto, shall mean any entity of which such party (a) owns 50% or more of the outstanding securities or other ownership interests, or (b) through contract or otherwise possesses power to appoint at least 50% of the directors of such entity (or persons performing similar functions).

          “Superior Proposal” shall mean a bona fide written Acquisition Proposal (except that references in the definition of “Acquisition Proposal” to “15%” shall be replaced with “50%”) made by a Person other than a party hereto that is on terms that the NORD Board (after consultation with its outside financial advisor and outside counsel) in good faith concludes, taking into account, among other relevant considerations, all legal, financial, regulatory and other aspects of the proposal, the likelihood of obtaining financing and satisfying other conditions, and the Person making the proposal, are more favorable to the NORD Stockholders than the transaction contemplated by this Agreement, taking into account any change in the transaction proposed by PDM USA.

          “Superior Proposal Notice” shall have the meaning set forth in Section 5.3(b)(iii) .

          “Surviving Corporation” shall mean NORD, in its capacity as the corporation surviving the Merger.

          “Tangible Personal Property and Improvements” shall mean all material buildings, plants, structures, improvements, fixtures, equipment and other tangible personal property.

          “Tax Returns” shall mean returns, reports and forms required to be filed with any Governmental Authority of the United States or any other relevant jurisdiction responsible for the imposition or collection of Taxes.

          “Taxes” shall mean (a) all taxes (whether United States federal, state or local or foreign) based upon or measured by income and any other tax whatsoever, including gross receipts, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, employment, excise, or property taxes, together with any interest or penalties imposed with respect thereto, and (b) any obligations under any agreements or arrangements with respect to any taxes described in clause (a) above.

          “Termination Fee” shall mean Two Million Dollars (US$2,000,000).

          “Texas Arizona Project” shall mean the Texas Arizona exploration project located in Cochise County, Arizona, consisting of four (4) unpatented mining claims.

          “TMD Claim” shall mean NORD’s claim in the In re ASARCO, LLC as debtor bankruptcy.

          “Transaction Expenses” shall mean NORD’s aggregate expenses related to negotiation of this Agreement and completion of the Merger specifically including expenses for accounting, legal, investment bankers, fairness opinion, the Stockholder Representative and the Proxy Statement. NORD’s Transaction Expenses include those set forth on Schedule 1.1.

          “Transfers” shall have the meaning set forth in Section 5.3(a)(ii) .

Execution Version

          “Trust Account” shall have the meaning set forth in Section 3.6(a) .

          “Trustee” shall have the meaning set forth in Section 3.6(a) .

          “United States” shall mean the United States of America and its territories and possessions.

          “Waiting Period” shall have the meaning set forth in Section 5.3(b)(iii) .

          “Warrant Consideration” shall mean as to each NORD Warrant an amount in cash (less any applicable withholding Taxes and without interest) equal to the product of (i) the excess, if any, of (A) the Per Share Merger Consideration over (B) the per share exercise price of Common Stock subject to such NORD Warrant and multiplied by (ii) the number of shares of Common Stock subject to such NORD Warrant immediately prior to the Effective Time.

          “Water Rights” shall mean the water rights, permits, and applications held by NORD for the operation of the Johnson Camp Mine.

          1.2      The Merger. Upon the terms and subject to the conditions of this Agreement, and in accordance with the provisions of the DGCL, Merger Sub shall be merged with and into NORD at the Effective Time. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and NORD shall continue its existence as a wholly-owned subsidiary of PDM USA under the laws of the State of Delaware.

          1.3      Closing; Effective Time. A closing (the “Closing”) shall be held at the offices of Holland & Hart LLP, 555 Seventeenth Street, Suite 3200, Denver, Colorado 80202, or such other place as the parties hereto may agree, as soon as practicable but no later than the second business day following the date upon which all conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of those conditions) are satisfied or waived, or at such other date as PDM USA and NORD may agree (such date, the “Closing Date”). As promptly as possible on the Closing Date, the parties hereto shall cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware a certificate of merger (the “Certificate of Merger”) in such form as is required by and executed in accordance with Section 251 of the DGCL. The Merger shall become effective when the Certificate of Merger has been filed with the Secretary of State of the State of Delaware or at such later time as shall be agreed upon by PDM USA and NORD and specified in the Certificate of Merger (the “Effective Time”).

          1.4      Effects of the Merger. From and after the Effective Time, the Merger shall have the effects set forth in Section 259 of the DGCL.

          1.5      Certificate of Incorporation and Bylaws. As a result of the Merger, (a) the Surviving Corporation’s Certificate of Incorporation as in effect immediately prior to the Effective Time shall be amended to read in the form attached hereto as Exhibit B, and (b) the Surviving Corporation’s Bylaws as in effect immediately prior to the Effective Time shall be amended to read in the form attached hereto as Exhibit C; in each case, until amended in accordance with the DGCL, this Agreement and such certificate of incorporation or bylaws, as the case may be.

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          1.6      Directors and Officers of the Surviving Corporation. From and after the Effective Time, the officers of Merger Sub shall be the officers of the Surviving Corporation and the directors of Merger Sub shall be the directors of the Surviving Corporation, in each case, until their respective successors are duly elected and qualified.

          1.7      NORD Stockholders Meeting.

                    (a)      As promptly as practicable following the date of this Agreement, but subject to Section 1.7(b), NORD shall, in accordance with all Applicable Laws and NORD’s Charter Documents, duly call, give notice of, convene and hold a meeting of the holders of shares of Common Stock (the “NORD Stockholders”) to consider and vote upon approval of this Agreement and the Merger (the “NORD Stockholders Meeting”). Subject to Section 5.3(b)(iii), NORD shall ensure that the NORD Stockholders Meeting is called, noticed, convened, held and conducted, and that all proxies solicited in connection with the NORD Stockholders Meeting are solicited in compliance in all material respects with Applicable Laws.

                    (b)      NORD shall as promptly as practicable following the date of this Agreement file with the Commission a proxy statement (together with any amendments thereof or supplements thereto, the “Proxy Statement”) to seek the approval of consummation of the Merger. PDM shall promptly furnish to NORD all information concerning it and its business as NORD may reasonably request in connection with any responses to the Commission. NORD shall respond promptly to any comments made by the Commission with respect to the Proxy Statement and any preliminary version thereof filed by it and shall cause such Proxy Statement to be mailed to the NORD Stockholders as promptly as reasonably practicable. NORD shall promptly notify PDM of the receipt of any comments of the Commission with respect to the Proxy Statement and shall provide to PDM copies of any comments received from the Commission in connection with the Proxy Statement. PDM shall be provided an opportunity to review and comment on all filings with the Commission, including the Proxy Statement, and all mailings to the NORD Stockholders in connection with the Merger, and NORD shall give reasonable consideration to all comments proposed by PDM.

                    (c)      The NORD Board shall make the NORD Board Recommendation (as defined in Section 4.22(c)) . Subject to Section 5.3(b)(iii), the NORD Board Recommendation shall be included in the Proxy Statement and the NORD Board shall use its reasonable best efforts to solicit the approval of this Agreement and the Merger by the NORD Stockholders. In the event that subsequent to the date of this Agreement, the NORD Board determines after consultation with outside counsel that a failure to withdraw, modify or qualify the NORD Board Recommendation in a manner adverse to PDM USA would be reasonably likely to result in a breach of its fiduciary duties under Applicable Law, the NORD Board may so withdraw, modify or qualify the NORD Board Recommendation; provided, however, that the NORD Board may not recommend any Acquisition Proposal other than this Agreement and the transactions contemplated hereby, including the Merger, except as specifically contemplated by, and in accordance with, Section 5.3(b)(iii); provided, further, however, that unless this Agreement is earlier terminated, NORD shall nevertheless submit this Agreement to the NORD Stockholders for adoption at the NORD Stockholders Meeting.

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          1.8      EGM.

                    (a)      As promptly as practicable following the date of this Agreement, PDM shall, in accordance with Applicable Laws, the AIM Rules, PDM’s Charter Documents, the Original Admission Document, the New Admission Document and the Investment Management Trust Agreement, duly call, give notice of, convene and hold the EGM. The New Admission Document shall contain a recommendation from the PDM Board that the holders of PDM Shares vote in favor of the consummation of the Merger and the other resolutions set out in the EGM Notice. PDM shall ensure that the EGM is convened, held and conducted prior to December 29, 2006.

                    (b)      As promptly as practicable after the date of this Agreement and in any event by October 29 2006, PDM shall mail such New Admission Document to the holders of PDM Shares and within ten (10) days of the Effective Time, PDM shall ensure that the application documents provided by Rule 5 of the AIM Rules are submitted to the London Stock Exchange together with the relevant fee.

          1.9      Additional Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or in equity or any other acts are necessary or desirable to (a) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of NORD or (b) otherwise carry out the provisions of this Agreement, NORD and its officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such deeds, assignments or assurances in law and to take all acts necessary, proper or desirable to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Corporation and otherwise to carry out the provisions of this Agreement, and the officers and directors of the Surviving Corporation are authorized in the name of NORD or otherwise to take any and all such action.

ARTICLE II

CONVERSION OF SECURITIES

          2.1      Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of PDM USA, Merger Sub or NORD or their respective stockholders:

                    (a)      Each share of common stock, US$0.001 par value, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of common stock, US$0.001 par value, of the Surviving Corporation. Such newly issued shares shall thereafter constitute all of the issued and outstanding Surviving Corporation capital stock.

                    (b)      Subject to the other provisions of this Article II, each share of Common Stock issued and outstanding immediately prior to the Effective Time (excluding (i) any shares of Common Stock owned by NORD (which shares shall be cancelled in accordance with

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Section 2.1(c)), (ii) any shares of Common Stock owned by PDM USA or any direct or indirect wholly-owned subsidiary of NORD or PDM USA (which shares shall be cancelled without payment therefor) and (iii) any shares of Common Stock owned by stockholders properly exercising appraisal rights pursuant to Section 262 of the DGCL, as provided in Section 2.1(d)) shall be converted into the right to receive (i) Per Share Merger Consideration and (ii) a contingent right to receive the Per Share Net Holdback Consideration. At the Effective Time, all shares of Common Stock, save as set out above, shall no longer be outstanding and automatically shall be cancelled and shall cease to exist, and each holder of a certificate that immediately prior to the Effective Time represented such shares of Common Stock (a “Certificate”) shall cease to have any rights with respect thereto, except the right to receive (i) the Per Share Merger Consideration and (ii) a contingent right to receive the Per Share Net Holdback Consideration.

                    (c)      Each share of NORD capital stock held in the treasury of NORD automatically shall be cancelled and retired and no payment shall be made in respect thereof.

                    (d)      Notwithstanding anything in this Agreement to the contrary, the Appraisal Shares shall not be converted into the right to receive (i) the Per Share Merger Consideration and (ii) a contingent right to receive the Per Share Net Holdback Consideration as provided in Section 2.1(b), but, instead, each holder of such Appraisal Shares shall be entitled to such rights (but only such rights) as are granted by Section 262 of the DGCL. At the Effective Time, all Appraisal Shares shall no longer be outstanding and automatically shall be cancelled and shall cease to exist, and, except as otherwise provided by Applicable Laws, each holder of Appraisal Shares shall cease to have any rights with respect to the Appraisal Shares, other than such rights as are granted by Section 262 of the DGCL. Notwithstanding the foregoing, if any holder of such Appraisal Shares shall fail to validly perfect or shall otherwise waive, withdraw or lose the right to appraisal under Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such NORD Stockholder is not entitled to the relief provided by Section 262 of the DGCL, then the rights of such NORD Stockholder under Section 262 of the DGCL shall cease, and such Appraisal Shares shall be deemed to have been converted at the Effective Time into, and shall have become, the right to receive (i) the Per Share Merger Consideration and (ii) a contingent right to receive the Per Share Net Holdback Consideration as provided in Section 2.1(b) without interest. NORD shall give prompt notice to PDM USA of any demands for appraisal of any shares of Common Stock, and PDM USA shall have the opportunity to participate in all negotiations and proceedings with respect to such demands. Prior to the Effective Time, NORD shall not, without the prior written consent of PDM USA, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing.

          2.2      Surrender and Payment.

                    (a)      Paying Agent; Exchange Fund. Prior to the Effective Time, American Stock Transfer & Trust Company shall be designated (pursuant to an agreement in form and substance reasonably acceptable to PDM USA and NORD) to act as agent for the payment of the Per Share Merger Consideration in respect of Securities upon surrender of such Securities in accordance with this Article II from time to time after the Effective Time (the “Paying Agent”). At the Effective Time, PDM or PDM USA shall deposit, or cause Merger Sub to deposit, with the Paying Agent cash less the balance of Deposit Fund in an amount sufficient for the payment

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of the aggregate Per Share Merger Consideration, Option Consideration, Warrant Consideration, Convertible Consideration and Deferred Stock Consideration, as applicable, pursuant to Sections 2.1(b) and 2.3 upon surrender of such Securities, (such cash, the “Exchange Fund”). Once transferred to the Paying Agent at the Effective Time in accordance with the Deposit Escrow Agreement, the Deposit Fund shall become part of the Exchange Fund. The Paying Agent shall invest any cash included in the Exchange Fund as directed by PDM USA; provided that such investments shall be in (i) obligations issued or guaranteed by the United States of America or any agency or instrumentality thereof; (ii) obligations (including certificates of deposit and bankers’ acceptances) of domestic commercial banks which at the date of their last public reporting had total assets in excess of Five Hundred Million Dollars (US$500,000,000), (iii) commercial paper rated at least A-1 or P-1 or, if not rated, issued by companies having outstanding debt rated at least AA or Aa and (iv) money market mutual funds invested exclusively in some or all of the securities described in the foregoing clauses (i), (ii) and (iii). Subject to the provisions of the Holdback Escrow Agreement, any portion of the Exchange Fund (including any interest and other income resulting from investments of the Exchange Fund) and the Holdback Amount that remains undistributed to the NORD Stockholders six months after the date of the mailing required by Section 2.2(b) shall be delivered to PDM USA, upon demand by PDM USA, and holders of Securities that have not theretofore complied with this Section 2.2 shall thereafter look only to PDM USA for payment of any claim to the Per Share Merger Consideration and the Per Share Net Holdback Consideration. If any Certificates, NORD Options or NORD Warrants shall not have been surrendered prior to seven years after the Effective Time, any such cash, dividends or distributions in respect of such Certificates, NORD Options and NORD Warrants shall, to the extent permitted by Applicable Laws, become the property of PDM USA, free and clear of all claims or interest of any Person previously entitled thereto.

                    (b)      Exchange Procedure. As promptly as practicable after the Effective Time, the Paying Agent shall mail to each holder of record of a Security (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Securities held by such Person shall pass, only upon proper delivery of the Securities to the Paying Agent and shall be in such form and have such other customary provisions as PDM USA may reasonably specify), and (ii) instructions for use in effecting the surrender of the Securities. Subject to Section 2.2(e), upon surrender of Securities for cancellation to the Paying Agent or to such other agent or agents as may be appointed by PDM USA, together with such letter of transmittal, duly completed and validly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Securities shall be entitled to receive promptly in exchange therefor the Per Share Merger Consideration, the Option Consideration, the Deferred Stock Consideration, the Warrant Consideration or the Convertible Consideration, as applicable, and, in accordance with Article VIII, the Per Share Net Holdback Consideration, into which the Securities shall have been converted pursuant to Section 2.1(b) or Section 2.3, as applicable, and the Securities so surrendered shall be cancelled. In the event of a transfer of ownership of Securities that is not registered in the stock transfer books of NORD or other records, the proper amount of cash may be paid in exchange therefor to a Person other than the Person in whose name the Securities so surrendered is registered if the Securities shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of the Securities or establish to the satisfaction of PDM USA that

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the Tax has been paid or is not applicable. No interest shall be paid or shall accrue on the cash payable upon surrender of any Securities.

                    (c)      Stock Transfer Books. At the close of business on the day on which the Effective Time occurs, the stock transfer books of NORD shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Securities are presented to the Surviving Corporation or the Paying Agent for transfer or any other reason, they shall be cancelled and exchanged as provided in this Article II.

                    (d)      No Liability. None of PDM USA, Merger Sub, NORD or the Paying Agent shall be liable to any Person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                    (e)      Lost Certificates. If any Security shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming a Security to be lost, stolen or destroyed and, if required by PDM USA or the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as PDM USA or the Surviving Corporation may reasonably direct as indemnity against any claim that may be made against it with respect to the Security, the Paying Agent shall pay in respect of the lost, stolen or destroyed Security the Per Share Merger Consideration.

                    (f)      No Further Ownership Rights in Common Stock. The Per Share Merger Consideration paid in accordance with the terms of this Article II in respect of Securities that have been surrendered in accordance with the terms of this Agreement and the Per Share Net Holdback Consideration shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Common Stock represented thereby.

                    (g)      Withholding Rights. Each of the Surviving Corporation and PDM USA shall be entitled to deduct and withhold, or cause the Paying Agent to deduct and withhold, from the consideration otherwise payable pursuant to this Agreement to any NORD Stockholders or any holder of Securities such amounts as it may be required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax law. To the extent that amounts are so withheld by the Surviving Corporation, PDM USA or the Paying Agent, as the case may be, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the NORD Stockholders or holders of Securities (as applicable) in respect of which the deduction and withholding was made by the Surviving Corporation, PDM USA or the Paying Agent, as the case may be.

          2.3      Treatment of NORD Options, NORD Warrants, NORD Convertibles and Deferred Stock Units.

                    (a)      Prior to the Closing Date, NORD shall use its best efforts to obtain the consent of each holder of a NORD Option to amend each NORD Option so that each NORD Option may be cancelled or terminated immediately prior to the Effective Time at NORD’s discretion, in consideration for the right to receive (as soon as practicable following the Effective Time) (i) Option Consideration and (ii) the contingent right to receive the Per Share Net

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Holdback Consideration multiplied by the number of shares of Common Stock subject to such NORD Option immediately prior to the Effective Time. NORD shall take any action required prior to the Closing Date so that the NORD Options, so amended or as amended prior to the date hereof, shall in fact be cancelled or terminated immediately prior to the Effective Time in accordance with the terms of the NORD Options, as amended. Any unvested portion of any NORD Option shall be cancelled and the holder of such NORD Option shall not receive payment for such unvested portion. The holder of each NORD Option with an exercise price per share of Common Stock that is equal to or greater than the sum of (i) the Per Share Merger Consideration and (ii) the Per Share Net Holdback Consideration shall not be entitled to receive any consideration from the Surviving Corporation or PDM USA. The parties acknowledge that NORD’s best efforts under this Section 2.3(a) shall not require it to pay an aggregate of more than Ten Thousand Dollars (US$10,000) to obtain the consent of the holders of the NORD Options set forth on Schedule 2.3 to amend their NORD Options to allow for the cancellation or termination of such NORD Options immediately prior to the Effective Time. Except for the NORD Options set forth on Schedule 2.3, there shall be no outstanding NORD Options following the Effective Time.

                    (b)      Prior to the Closing Date, NORD shall use its best efforts to obtain the consent of each holder of a NORD Warrant to amend each NORD Warrant so that each NORD Warrant may be cancelled or terminated immediately prior to the Effective Time at NORD’s discretion in consideration for the right to receive (as soon as practicable following the Effective Time) (i) Warrant Consideration and (ii) the contingent right to receive the Per Share Net Holdback Consideration multiplied by the number of shares of Common Stock subject to such NORD Warrant immediately prior to the Effective Time. NORD shall take any action required prior to the Closing Date so that the NORD Warrants, as amended, shall in fact be cancelled or terminated immediately prior to the Effective Time in accordance with the terms of the NORD Warrants, as amended. Any unvested portion of any NORD Warrant shall be cancelled and the holder of such NORD Warrant shall not receive payment for such unvested portion. The holder of each NORD Warrant with an exercise price per share of Common Stock that is equal to or greater than the sum of (i) the Per Share Merger Consideration and (ii) the Per Share Net Holdback Consideration shall not be entitled to receive any consideration from the Surviving Corporation or PDM USA. There shall be no outstanding NORD Warrants following the Effective Time.

                    (c)      At the Effective Time, each NORD Convertible shall be cancelled in consideration for the right to receive (i) (as soon as practicable following the Effective Time) Convertible Consideration and (ii) Per Share Net Holdback Consideration multiplied by the number of shares of Common Stock into which the NORD Convertible was convertible into immediately prior to the Effective Time. Prior to the Effective Time, NORD shall take any and all actions necessary to effectuate this Section 2.3(c) . There shall be no outstanding NORD Convertibles following the Effective Time.

                    (d)      At the Effective Time, each Deferred Stock Unit if vested shall be cancelled in consideration for the right to receive (i) (as soon as practicable following the Effective Time) Deferred Stock Consideration and (ii) the Per Share Net Holdback Consideration multiplied by the number of Deferred Stock Units immediately prior to the Effective Time. Any unvested portion of any Deferred Stock Unit shall be cancelled and the holder of such Deferred

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Stock Unit shall not receive payment for such unvested portion. Prior to the Effective Time, NORD shall take any and all actions necessary to effectuate this Section 2.3(d) . There shall be no outstanding Deferred Stock Unit following the Effective Time.

          2.4      Adjustments to Prevent Dilution. In the event that NORD changes the number of shares of Common Stock, or securities convertible or exchangeable into or exercisable for shares of Common Stock, issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, subdivision, issuer tender or exchange offer or other similar transaction, the Per Share Merger Consideration shall be equitably adjusted to reflect such change.

          2.5      Payments by PDM USA. At Closing, PDM shall cause PDM USA to pay all outstanding and unpaid NORD Corporate Debt, Transaction Expenses, IPO Transaction Expenses and Deferred Payments.

          2.6      Closing Balance Sheet and Closing Schedule.

                    (a)      Closing Balance Sheet. Not later than two (2) days prior to the Closing Date, NORD shall deliver to PDM USA a balance sheet of NORD as of five (5) business days prior to the Closing Date (the “Closing Balance Sheet”). The Closing Balance Sheet shall be prepared in accordance with GAAP, consistent with the preparation of the Financial Statements and with the books and records of NORD (which books and records are warranted by NORD to be correct and complete), except as otherwise provided in this Agreement. The cash amount on the Closing Balance Sheet shall not be reduced by any portion of the Advance Fund paid by NORD prior to Closing.

                    (b)      Closing Schedule. Not later than two (2) days prior to the Closing Date, NORD shall deliver to PDM USA a schedule of the Per Share Merger Consideration, calculated in accordance with Schedule 1.5 (the “Closing Schedule”). The Closing Schedule shall be calculated using cash and Liabilities from the Closing Balance Sheet.

          2.7      Holdback. At the Effective Time, PDM shall cause PDM USA to deposit with the Paying Agent cash in an amount equal to the Holdback Amount. The Holdback Amount shall be held in escrow by the Paying Agent during the Holdback Period in accordance with the Holdback Escrow Agreement. The Indemnified Parties may make a claim against the Holdback Amount for Damages as described in Article VIII. The Per Share Net Holdback Consideration shall be paid to the holders of Securities at the end of the Holdback Period by the Paying Agent pursuant to Article VIII.

          2.8      Determinations by NORD. Prior to the Effective Time, NORD shall in its sole discretion make the determinations regarding (a) the acceleration of any vesting of the NORD Options or the Deferred Stock Units or (b) that the Merger immediately triggers severance or change of control payments under Executive Agreements.

          2.9      Deposit Fund. As of the date hereof, PDM shall cause PDM USA to deposit Five Hundred Thousand Dollars (US$500,000) with the Paying Agent ( the “Deposit”). Unless the Closing has already occurred, on each of November 30, 2006 and December 27, 2006, PDM USA shall deposit an additional Two Hundred Fifty Thousand Dollars (US$250,000) on each

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such date with the Paying Agent (collectively with the Deposit, the “Deposit Fund”). The Deposit Fund shall be held by the Paying Agent in accordance with the Deposit Escrow Agreement. At the Effective Time, the Paying Agent shall transfer the Deposit Fund without interest to the Exchange Fund in accordance with the Deposit Escrow Agreement. The fees and expenses of the Paying Agent shall be deducted first from the interest on the Deposit Fund and then from the Deposit Fund. At the Effective Time, the Paying Agent shall pay the remaining interest on the Deposit Fund to PDM USA. If this Agreement is terminated pursuant to Article VII, the Deposit Fund shall be paid to either NORD or PDM USA in accordance with Section 7.6.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PDM, PDM USA AND MERGER SUB

          In order to induce NORD to enter into this Agreement, PDM, PDM USA and Merger Sub represent and warrant to NORD as follows:

          3.1      Organization and Standing. PDM is a corporation duly organized, validly existing and, to the extent such concept is recognized, in good standing under the laws of the Cayman Islands. PDM USA and Merger Sub are each corporations duly organized, validly existing and in good standing under the laws of the State of Delaware, each with full corporate power and authority to own, lease, use and operate its properties and to conduct its business as and where now owned, leased, used, operated and conducted.

          3.2      Corporate Power and Authority.

                    (a)      Each of PDM, PDM USA and Merger Sub has all requisite corporate power and authority to enter into and deliver this Agreement, to perform its obligations under this Agreement, and, subject to approval by the holders of PDM Shares to consummate the Merger. The execution, performance and delivery of this Agreement by each of PDM, PDM USA and Merger Sub has been duly authorized by all necessary corporate action on the part of each of PDM, PDM USA and Merger Sub, and no other corporate proceedings on the part of each of PDM, PDM USA and Merger Sub are necessary to authorize the consummation of the Merger, other than the approval of the holders of the PDM Shares. This Agreement has been duly and validly executed and delivered by each of PDM, PDM USA and Merger Sub, and, assuming the due authorization, execution and delivery by NORD, constitutes a legal, valid and binding obligation of each of PDM, Merger Sub and PDM USA enforceable against each of them in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity.

                    (b)      The only vote of holders of PDM Shares necessary to consummate the Merger is the approval and adoption by PDM in a general meeting of holders of PDM Shares, of a resolution passed by 80% or more of the PDM Shares voted at such general meeting. In addition, neither PDM, PDM USA or Merger Sub may complete this Agreement or consummate the Merger if PDM New Shareholders holding 20% or more of the issued share capital of PDM vote against approving this Agreement and the Merger.

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                    (c)      The New Admission Document contains all material information required by Applicable Law and, in relation to PDM and its directors, (i) the information contained in the New Admission Document is, to the best of PDM’s knowledge, in accordance with the facts and contains no omission likely to affect its import, and (ii) all forecasts, expressions of opinion, intention or expectation expressed in the New Admission Document by or on behalf of PDM or its directors are made on reasonable grounds after due and careful consideration and are fairly based. The New Admission Document contains a recommendation of the PDM Board that the holders of PDM Shares vote in favor of the Agreement and the Merger.

          3.3      Conflicts; Consents and Approval. Neither the execution and delivery of this Agreement by PDM, PDM USA or Merger Sub nor the consummation of the transactions contemplated by this Agreement will:

                    (a)      conflict with, or result in a breach of any provision of PDM, PDM USA or Merger Sub’s Charter Documents;

                    (b)      violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event that, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any person (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, modify or call a default under, or result in the creation of any Encumbrance upon any of the properties or assets of either PDM, PDM USA or Merger Sub or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which either PDM, PDM USA or, as applicable, is a party;

                    (c)      violate any order, writ, injunction, decree, or, subject to the matters referred to in clauses (i) and (ii) of Section 3.3(d), any Applicable Law in relation to PDM, PDM USA or any of its Subsidiaries or their respective properties or assets; or

                    (d)      require any action or consent or approval of, or review by, or registration or filing by PDM, PDM USA or Merger Sub or any of its Affiliates with, any third party or Governmental Authority, other than (i) compliance with any United States federal and state securities laws and any other applicable takeover laws, (ii) the filing with the Delaware Secretary of State of the Certificate of Merger, and (iii) in relation to the readmission of the PDM Shares and PDM Warrants to trading on AIM;

except in the case of Sections 3.3(b), 3.3(c) and 3.3(d) above for any of the foregoing that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on PDM, PDM USA or Merger Sub on an aggregate basis.

          3.4      Information Supplied. None of the information supplied or to be supplied by PDM specifically for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is mailed to the NORD Stockholders or, at the time of the NORD Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary, in order to make the statements therein in light of the circumstances under which they are made, not misleading.

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          3.5      Capitalization of Merger Sub. As of the date of this Agreement, the authorized capital stock of Merger Sub consists of one thousand (1,000) shares of common stock, par value $0.001 per share, all of which shares are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by PDM USA or a direct or indirect wholly-owned subsidiary of PDM USA. Merger Sub has not conducted any business prior to the date hereof and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.

          3.6      Trust Funds; Liquidation.

                    (a)      As of the date hereof, and at all times from the date hereof until the Effective Time and at the Effective Time, PDM has and will have no less than Sixty Million Dollars (US$60,000,000) invested in U.S. government securities in a trust account at a branch of First Republic Bank (the “Trust Account”), held in trust by the American Stock Transfer and Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement. Upon consummation of the Merger and notice thereof to the Trustee, the Trust Account will terminate and the Trustee shall thereupon be obligated to release as promptly as practicable to PDM the funds and government securities held in the Trust Account, which funds and government securities will be free of any Encumbrance other than any funds paid or payable to holders of PDM Shares who shall have demanded that PDM convert their shares into cash pursuant to Charter Documents, the Original Admission Document or the Investment Management Trust Agreement.

                    (b)      Effective as of the Effective Time, the obligations of PDM to dissolve or liquidate within a specified time period referred to in the Original Admission Document will terminate, and effective as of the Effective Time PDM shall have no obligation whatsoever to dissolve and liquidate the assets of PDM by reason of the consummation of the Merger, and following the Effective Time no holder of PDM Shares shall be entitled to receive funds from the Trust Account except to the extent that such shareholder votes at the EGM (whether in person or by proxy) against the approval of this Agreement or the Merger and demands, prior to such vote, that PDM convert such shareholder’s PDM Shares into cash pursuant to the Original Admission Document, the Investment Management Trust Agreement or the Charter Documents.

          3.7      Ownership of Common Stock. Except as set forth in this Agreement, neither PDM, PDM USA nor Merger Sub nor any of their respective subsidiaries is the beneficial owner of any Common Stock or has entered into any agreement with any Person to acquire any Common Stock.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF NORD

          Except as set forth in the NORD Disclosure Schedule that has been prepared by NORD and delivered by NORD to PDM USA and dated the date of this Agreement (the “NORD Disclosure Schedule”) or as disclosed in the NORD SEC Documents (as defined below) filed

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prior to the date of this Agreement if the relevance of such disclosure is reasonably apparent on its face, in order to induce PDM, Merger Sub and PDM USA to enter into this Agreement, NORD hereby represents and warrants to PDM, PDM USA and Merger Sub as follows:

          4.1      Organization and Standing. NORD is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease, use and operate its properties and to conduct its business as and where now owned, leased, used, operated and conducted. Each of NORD’s Subsidiaries is an organization duly incorporated, validly existing, and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own, lease, use and operate its properties and to conduct its business as and where now owned, leased, used, operated and conducted. Each of NORD and its Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the property it owns, leases or operates requires it to so qualify, except where the failure to be so qualified or in good standing in such jurisdiction would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Except as set forth in Section 4.1 of the NORD Disclosure Schedule, NORD is not in default in the performance, observance or fulfillment of any provision of the NORD Charter Documents. No Subsidiary of NORD is in default in the performance, observance or fulfillment of any provision of such subsidiary’s certificate of incorporation, bylaws or similar organizational documents. NORD has heretofore furnished or made available to PDM USA complete and correct copies of the NORD Charter Documents and the certificates of incorporation and bylaws or similar organizational documents for each of NORD’s Subsidiaries.

          4.2      Subsidiaries. NORD does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise, except for the Subsidiaries set forth in Section 4.2 to the NORD Disclosure Schedule. Except as set forth in Section 4.2 to the NORD Disclosure Schedule, NORD is not subject to any obligation or requirement to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any such Person (except for payments in the ordinary course of business). Except as set forth in Section 4.2 to the NORD Disclosure Schedule, NORD owns, directly or indirectly, each of the outstanding shares of capital stock (or other ownership interests having by their terms ordinary voting power to elect a majority of directors or others performing similar functions with respect to such subsidiary) of each of its Subsidiaries. Except as set forth in Section 4.2 to the NORD Disclosure Schedule, each of the outstanding shares of capital stock of each of NORD’s Subsidiaries is duly authorized, validly issued, fully paid and nonassessable, and is owned, directly or indirectly, by NORD free and clear of any and all Encumbrances. The following information for each of NORD’s Subsidiaries is set forth in Section 4.2 to the NORD Disclosure Schedule, as applicable: (a) its name and jurisdiction of incorporation or organization; (b) its authorized capital stock or share capital; and (c) the number of issued and outstanding shares of capital stock or share capital and the record owner(s) thereof. Other than as set forth in Section 4.2 to the NORD Disclosure Schedule, there are no outstanding subscriptions, options, warrants, puts, calls, agreements, understandings, claims or other commitments or rights of any type relating to the issuance, sale or transfer of any securities of any of NORD’s Subsidiaries, nor are there outstanding any securities that are convertible into or exchangeable for any shares of capital stock or other voting securities or ownership interests of any of NORD’s Subsidiaries.

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          4.3      Corporate Power and Authority. NORD has all requisite corporate power and authority to enter into and deliver this Agreement, to perform its obligations under this Agreement, and, subject to approval by the NORD Stockholders to consummate the Merger. The execution, performance and delivery of this Agreement by NORD has been duly authorized by all necessary corporate action on the part of NORD, and no other corporate proceedings on the part of NORD are necessary to authorize the consummation of the Merger, other than the approval of the NORD Stockholders. This Agreement has been duly and validly executed and delivered by NORD, and, assuming the due authorization, execution and delivery by PDM, PDM USA and Merger Sub, constitutes the legal, valid and binding obligation of NORD enforceable against it in accordance with its terms except that such enforceability (a) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally and (b) is subject to general principals of equity.

          4.4      Capitalization of NORD.

                    (a)      NORD’s authorized capital stock consists solely of Fifty Million (50,000,000) shares of Common Stock, of which as of September 30, 2006 (the “Capitalization Date”) (i) Thirty-Three Million Nine Hundred Forty-Three Thousand Forty-Three (33,943,043) shares are issued and outstanding, (ii) Two Million Nine Hundred Thirty-Nine Thousand Nine Hundred Ninety-Eight (2,939,998) shares are reserved for issuance upon the exercise of all outstanding NORD Options, (iii) Five Million Three Hundred Seventy Thousand Three Hundred Ninety-Four (5,370,394) shares are reserved for issuance upon the exercise of all outstanding NORD Warrants, (iv) One Million Sixty Thousand (1,060,000) shares are reserved for issuance upon conversion of outstanding NORD Convertibles and (v) One Hundred Fourteen Thousand Four Hundred Forty-Four (114,444) shares are reserved for issuance in connection with outstanding Deferred Stock Units. No shares of Common Stock are held in the treasury and no shares of preferred stock are authorized. Except as disclosed in Section 4.4(a) to the NORD Disclosure Schedule, since the Capitalization Date through the date hereof, (i) no capital stock of NORD has been issued except pursuant to (A) the employment agreement between NORD and John Perry as described on Section 4.4(a) of the NORD Disclosure Schedule, and (B) the exercise or conversion of NORD Options and NORD Warrants and (ii) no NORD Options or NORD Warrants have been granted. In addition, as described in Section 4.4(a) of the NORD Disclosure Schedule, NORD has issued Deferred Stock Units to certain members of the NORD Board.

                    (b)      Other than as set forth in Section 4.4(a) of this Agreement and on Section 4.4(b) of the NORD Disclosure Schedule, there are no outstanding (i) shares of NORD capital stock or NORD voting securities, (ii) subscriptions, options, warrants, puts, calls, agreements, understandings, claims or other commitments or rights of any type relating to the issuance, sale, repurchase or transfer of any securities of NORD, or (iii) securities that are convertible into or exchangeable for any shares of NORD capital stock or NORD voting securities, and neither NORD nor any of its Subsidiaries has any obligation of any kind to issue any additional securities or to pay for, repurchase, redeem or otherwise acquire any securities of NORD or any of its Subsidiaries or any of their respective predecessors.

                    (c)      None of NORD’s Subsidiaries owns any capital stock of NORD. Each outstanding share of NORD capital stock is, and each share of NORD capital stock that may be

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issued will be, when issued, duly authorized and validly issued, fully paid and nonassessable, and not subject to any preemptive or similar rights. Except as set forth on Section 4.4(c) of the NORD Disclosure Schedule, since January 1, 2003, and to the Knowledge of NORD, prior to January 1, 2003, the issuance and sale of all of the shares of capital stock described in this Section 4.4 have been in compliance in all material respects with United States federal and state securities laws (including the Securities Act). The issuance and sale of all securities convertible into shares of capital stock described in this Section 4.4 have been in compliance in all material respects with United States federal and state securities laws (including the Securities Act). Section 4.4 to the NORD Disclosure Schedule states the number of shares of Common Stock issuable to each holder of NORD Options and NORD Warrants as of the Capitalization Date, including the applicable vesting schedule, exercise price and, in respect of the NORD Options, whether such NORD Option is intended to qualify as an “incentive stock option” (within the meaning of Section 422 of the Code). Except as set forth in Section 4.4 to the NORD Disclosure Schedule, neither NORD nor any of its Subsidiaries has agreed to register any securities under the Securities Act or under any state securities law or granted registration rights to any Person; complete and correct copies of any such agreements have previously been provided or made available to PDM USA. Except as set forth in Section 4.4(c) of the NORD Disclosure Schedule, to the Knowledge of NORD, based on the advice of its professional advisors, NORD has paid or withheld all Taxes necessary or required to be paid or withheld in respect of the NORD Options.

                    (d)      To the Knowledge of NORD, there are no agreements, understandings or arrangements among NORD Stockholders with respect to the voting, sale or other disposition of any shares of capital stock, except as specifically described in this Agreement. Except as set forth in Section 4.4(d) of the NORD Disclosure Schedule, none of the NORD Options or NORD Warrants contains a provision for acceleration of vesting (or lapse of a repurchase right) upon the occurrence of any event or combination of events. Except as set forth in Section 4.4(d) of the NORD Disclosure Schedule, NORD has never adjusted or amended the exercise price of any NORD Options or NORD Warrants previously awarded, whether through amendment, cancellation, replacement grant, repricing, or any other means. NORD has not made any representations regarding equity incentives to any officer, employee, director or consultant that are inconsistent with the share amounts and terms set forth in NORD’s corporate minutes.

                    (e)      With respect to NORD Options either (i) granted or materially modified after October 3, 2004, or (ii) unvested as of January 1, 2005, except as set forth on Section 4.4(e) of the NORD Disclosure Schedule, the exercise price per share was set at the date of grant at the fair market value of the shares on the date of grant in good faith compliance with any then existing guidance issued by the IRS under Section 409A of the Code in order to avoid the relevant option being treated a deferred compensation under Section 409A of the Code; and NORD has otherwise endeavored to satisfy the requirements of Prop. Treas. Reg. Section 1.409A -1(b)(5), to the extent required as explained in Notice 2006-6, such that the options granted after the issuance of such regulations were otherwise exempt from the application of Code Section 409A.

          4.5      Conflicts; Consents and Approvals. Except as set forth in Section 4.5 of the NORD Disclosure Schedule, neither the execution and delivery of this Agreement by NORD nor the consummation of the transactions contemplated by this Agreement by NORD will:

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                    (a)      conflict with, or result in a breach of any provision of, the NORD Charter Documents;

                    (b)      violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event that, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any person (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, modify or call a default under, or result in the creation of any Encumbrance upon any of the properties or assets of NORD or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which NORD or any of its Subsidiaries is a party;

                    (c)      violate any order, writ, injunction, decree, or, subject to the matters referred to in clauses (i) and (ii) of Section 4.5(d) below, any Applicable Law applicable to NORD or any of its Subsidiaries or any of their respective properties or assets; or

                    (d)      require any action or consent or approval of, or review by, or registration or filing by NORD or any of its Affiliates with, any third party or any Governmental Authority, other than (i) approval of this Agreement and the transactions contemplated by this Agreement by NORD Stockholders, (ii) compliance with any United States federal and state securities laws, and (iii) the filing with the Delaware Secretary of State of the Certificate of Merger;

except in the case of Sections 4.5(b), 4.5(c) and 4.5(d) above for any of the foregoing that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on NORD.

          4.6      Brokerage and Finders’ Fees; Expenses. Except for NORD’s obligations to pay a success fee to Auramet Trading, LLC pursuant to letter agreements between NORD and Auramet Trading, LLC dated September 30, 2005 and June 30, 2006 (true and complete copies of all agreements relating to such obligations having previously been provided or made available to PDM USA), neither NORD nor any director, officer, employee or Subsidiary of NORD, has incurred or will incur on behalf of NORD or its Subsidiaries, any brokerage, finders’, advisory or similar fee in connection with the transactions contemplated by this Agreement. Section 4.6 to the NORD Disclosure Schedule discloses NORD’s best estimate as of the date hereof of the maximum aggregate amount of all fees and expenses that will be paid or will be payable after the date hereof by NORD and its Subsidiaries to all attorneys, accountants and investment bankers in connection with the Merger and the transactions contemplated by this Agreement.

          4.7      NORD SEC Documents.

                    (a)      Except as set forth in Section 4.7(a) of the NORD Disclosure Schedule, NORD has timely filed with the Commission all registration statements, prospectuses, forms, reports, schedules, statements and other documents required to be filed by it since January 1, 2003 under the Exchange Act or the Securities Act (as supplemented and amended since the time of filing, collectively, the “NORD SEC Documents”). The NORD SEC Documents, including any financial statements or schedules included in the NORD SEC Documents, at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness

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and the dates of mailing, respectively) or, in the case of any NORD SEC Document amended or superseded by a filing prior to the date of this Agreement, then solely on the date of such amending or superseding filing, (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be. The financial statements of NORD and its Subsidiaries included in the NORD SEC Documents (i) have been prepared from, and are in accordance with, the books and records of NORD and its Subsidiaries, (ii) at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) or, in the case of such NORD SEC Document amended or superseded by a filing prior to the date of this Agreement, then solely on the date of such amending or superseding filing, complied as to form in all material respects with the applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, (iii) were prepared in accordance with GAAP during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements, as permitted by Form 10-QSB of the Commission), and (iv) fairly present (subject, in the case of unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of NORD and its Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows (and changes in financial position, if any) for the periods then ended.

                    (b)      With respect to each Annual Report on Form 10-KSB and each Quarterly Report on Form 10-QSB included in the NORD SEC Documents filed since March 31, 2003, the financial statements and other financial information included in each such NORD SEC Document fairly present (within the meaning of the Sarbanes-Oxley Act of 2002) in all material respects the financial condition and results of operations of NORD as of, and for, the periods presented in the NORD SEC Documents. Since March 31, 2003, NORD’s principal executive officer and its principal financial officer have disclosed to NORD’s auditors and the audit committee of the NORD Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect NORD’s ability to record, process, summarize and report financial information and have identified for NORD’s auditors any material weaknesses in internal controls and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in NORD’s internal controls over financial reporting and NORD has made available to PDM USA its books and records and the working papers of its auditors that contain written materials relating to the foregoing. Except as set forth on Section 4.7(b) of the NORD Disclosure Schedule, NORD has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to NORD, including its consolidated subsidiaries, is made known to NORD’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and, to the Knowledge of NORD, except as set forth on Section 4.7(b) of the NORD Disclosure Schedule, such disclosure controls and procedures are effective to ensure that all material information required to be included in NORD’s periodic reports required under the Exchange Act is made known on a timely basis to the individuals responsible for filing the NORD SEC Documents. Except as set forth in Section 4.7(b) to the NORD Disclosure Schedule, there are no outstanding loans made

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by NORD or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of NORD. Except as set forth on Section 4.7(b) of the NORD Disclosure Schedule, since the enactment of the Sarbanes-Oxley Act of 2002, neither NORD nor any of its Subsidiaries has made any loans to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of NORD or any of its Subsidiaries.

          4.8      Undisclosed Liabilities. Except (a) as and to the extent disclosed or reserved against on the balance sheet of NORD as of June 30, 2006 included in the NORD SEC Documents, (b) as incurred after the date thereof in the ordinary course of business consistent with prior practice, (c) as contemplated by this Agreement or (d) as set forth in Section 4.8 to the NORD Disclosure Schedule, neither NORD nor any of its Subsidiaries has any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that would be required by GAAP to be reflected on a consolidated balance sheet of NORD and its Subsidiaries (or disclosed in the notes thereto).

          4.9      Information Supplied.

                    (a)      At the date the NORD Proxy Statement is mailed to the NORD Stockholders and at the time of the NORD Stockholders Meeting, the NORD Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary, in order to make the statements therein in light of the circumstances under which they are made, not misleading. The representation contained in the immediately preceding sentence will not apply to statements or omissions included in the NORD Proxy Statement based upon information furnished to NORD by PDM USA or Merger Sub specifically for use therein. The NORD Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act.

                    (b)      None of the information supplied or to be supplied by NORD specifically for inclusion or incorporation by reference in the New Admission Document and EGM Notice will, at the date the New Admission Document and EGM Notice is mailed to the holders of PDM Shares, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary, in order to make the statements therein in light of the circumstances under which they are made, not misleading. NORD will promptly bring to the attention of PDM any matter, which would result in an untrue statement or an omission of a material fact required to be stated therein or necessary, in order to make the statements therein in light of the circumstances under which they are made, not misleading.

          4.10      Compliance with Law. The businesses of NORD and its Subsidiaries are not being conducted in violation of any Applicable Law, except as disclosed on Section 4.10 of the NORD Disclosure Schedule and except for violations that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Except as set forth in Section 4.10 to the NORD Disclosure Schedule, no investigation or review by any Governmental Authority with respect to NORD or any of its Subsidiaries is pending or, to the Knowledge of NORD, threatened, nor has any Governmental Authority indicated in writing an intention to conduct any such investigation or review, other than, in each case, those the outcome of which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

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          4.11      Litigation. Except as set forth on Section 4.11 of the NORD Disclosure Schedule, there is no Action pending, or, to the Knowledge of NORD, threatened, against NORD or any of its Subsidiaries or any executive officer or director of NORD or any of its Subsidiaries that would, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Neither NORD nor any of its Subsidiaries is subject to any outstanding order, writ, injunction or decree that would, individually or in the aggregate, insofar as can be reasonably foreseen, have or reasonably be expected to have a Material Adverse Effect.

          4.12      Absence of Certain Changes or Events. Since December 31, 2005, there has not been any Material Adverse Effect or any event, change, effect or development that would, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

          4.13      Taxes. Since January 1, 2003, and to the Knowledge of NORD, prior to January 1, 2003, NORD and each of its Subsidiaries has filed all material Tax Returns required to be filed by it. All such Tax Returns were true, correct and complete in all material respects, and NORD and each of its Subsidiaries has paid or caused to be paid all material Taxes in respect of the periods covered by such Tax Returns other than Taxes for which appropriate reserves have been established in accordance with GAAP. Since January 1, 2003, and to the Knowledge of NORD, prior to January 1, 2003, except as set forth on Section 4.13 of the NORD Disclosure Schedule, Each of NORD and its Subsidiaries has timely withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor, shareholder or other third party or in connection with the exercise of NORD Options and NORD Warrants. There are no material Encumbrances on any of the assets of NORD or any of its Subsidiaries that arose in connection with any failure to pay any Tax when due (taking into account relevant extensions), except with respect to such Taxes that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP. There is no Action concerning any material Tax liability of NORD or its Subsidiaries either (a) claimed or raised by any Governmental Authority in writing or (b) as to which any of the directors and officers (and employees responsible for Tax matters) of NORD and its Subsidiaries has knowledge based on the books and records of NORD. No issue has been raised in writing in any examination by any Governmental Authority with respect to NORD or any Subsidiary which, by application of similar principles, reasonably could be expected to result in a proposed material increase in Tax, in excess of that provided for in any reserve for Taxes, for any other period not so examined. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any material Tax Return of NORD or any of its Subsidiaries. Neither NORD nor any of its Subsidiaries (a) has been a member of a group filing consolidated returns for federal income Tax purpose (except for the group of which NORD is the common parent), (b) has any liability for the Taxes of any person (other than NORD and its Subsidiaries) under Treasury Regulation Section 1.1502 -6 (or any similar provision of state, local or foreign law), as a transferor or successor, by contract or otherwise, or (c) is a party to any Tax sharing or Tax indemnity agreement or any other agreement of a similar nature involving a material amount of Taxes that remains in effect. NORD has not constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (a) in the two (2) years prior to the date of this Agreement (or will constitute such a corporation

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in two (2) years prior to this Agreement) or (b) in a distribution that otherwise constitutes part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the Merger. NORD has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. No foreign subsidiary of NORD is (a) engaged in a United States trade or business for federal income tax purposes or (b) a passive foreign investment company or a shareholder, directly or indirectly, in a passive foreign investment company, each within the meaning of the Code.

          4.14      Intellectual Property. To the Knowledge of NORD, it and its Subsidiaries own, or are validly licensed or otherwise have the right to use, all Intellectual Property Rights used in the conduct of their businesses, except where the failure to own or possess valid rights to such Intellectual Property Rights would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. No NORD Intellectual Property Right is subject to any outstanding judgment, injunction, order, decree or agreement restricting the use thereof by NORD or any of its Subsidiaries or restricting the licensing thereof by NORD or any of its Subsidiaries to any Person, except for any judgment, injunction, order, decree or agreement which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. To the Knowledge of NORD, neither it nor any of its Subsidiaries is infringing on any other Person’s Intellectual Property Rights and to the Knowledge of NORD no Person is infringing on any NORD Intellectual Property Rights, except, in either case, as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Except for such matters as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, (a) neither NORD nor any of its Subsidiaries is a defendant in any Action relating to, or otherwise was notified of, any claim alleging infringement by NORD or any of its Subsidiaries of any other Person’s Intellectual Property Right and (b) NORD and its Subsidiaries have no outstanding claim or suit for any continuing infringement by any other Person of any NORD Intellectual Property Rights.

          4.15      Employee Benefit Plans.

                    (a)      Section 4.15 of the NORD Disclosure Schedule contains a list and brief description of (i) all “employee pension benefit plans” (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), “employee welfare benefit plans” (as defined in Section 3(l) of ERISA), and all agreements that are currently in force or that have been entered into since January 1, 2003 that provide for payments or other benefits on retirement, termination, severance or a change of control, to which NORD or any of its Subsidiaries is a party, for the benefit of any present or former officers, employees, directors or independent contractors of NORD or any of its Subsidiaries, (ii) each “employee benefit plan” (as defined in Section 3(3) of ERISA) currently in force or entered into since January 1, 2003, for which NORD could incur liability under Section 4069 of ERISA in the event such plan has been or were to be terminated, and (iii) any employee benefit plan currently in force or entered into since January 1, 2003 in respect of which NORD could incur liability under Section 4212(c) of ERISA (all the foregoing being herein called the “NORD Benefit Plans”). NORD has made available to PDM USA true, complete and correct copies of (i) each NORD Benefit Plan (or, in the case of any unwritten Benefit Plans, descriptions thereof), along with all amendments thereto, (ii) the most recent annual report on Form 5500 filed with the Internal Revenue Service with

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respect to each NORD Benefit Plan (if any such report was required by Applicable Law), (iii) the most recent summary plan description for each NORD Benefit Plan for which such a summary plan description is required by Applicable Law, and (iv) each currently effective trust agreement and insurance or annuity contract relating to any NORD Benefit Plan.

                    (b)      Except as disclosed in Section 4.15 of the NORD Disclosure Schedule, and except as required by COBRA, none of the NORD Benefit Plan provides for or promises retiree medical, disability or life insurance benefits to any current or former employee, officer or director NORD or any of its Subsidiaries. NORD and its Subsidiaries shall remain responsible for the COBRA coverage for any “qualified beneficiary” receiving or eligible for COBRA coverage prior to the Closing Date and any “M&A qualified beneficiary” as such terms are defined under Code Section 4980B and applicable regulations.

                    (c)      Except as disclosed in Section 4.15 of the NORD Disclosure Schedule, to the Knowledge of NORD, NORD and its Subsidiaries and each NORD Benefit Plans has been maintained in material compliance with its constituent documents, the applicable provisions of ERISA, the Code and other applicable laws as to the NORD Benefit Plans. No action, claim or proceeding is pending, or to the Knowledge of NORD, threatened with respect to any NORD Benefit Plan (other than claims for benefits in the ordinary course) and to the Knowledge of NORD, no fact or event exists that could give rise to any such action, claim or proceeding. All reporting, disclosure, and notice requirements of ERISA and the Code have been fully and completely satisfied with respect to each NORD Benefit Plan.

                    (d)      Except as disclosed in Section 4.15 of the NORD Disclosure Schedule, the IRS has issued a favorable determination letter with respect to each NORD Benefit Plan that is intended to be a “qualified plan” (within the meaning of Section 401(a) of the Code) (a “Qualified Plan”). There are no existing circumstances nor any events that have occurred that could reasonably be expected to adversely affect the qualified status of any Qualified Plan or the related trust or the qualified or registered status of any NORD Benefit Plan or trust maintained outside the United States.

                    (e)      Except as disclosed in Section 4.15 of the NORD Disclosure Schedule, NORD and its Subsidiaries have classified all individuals (including but not limited to independent contractors and leased employees) appropriately under each NORD Benefit Plan; if any individuals have not been appropriately classified under any NORD Benefit Plan or if classification is later determined to be erroneous or is retroactively revised, such error in classification will not cause NORD, its Subsidiaries, PDM, PDM USA or Merger Sub or any of its Affiliates or the affected NORD Benefit Plans to incur any liability, loss or damage.

                    (f)      Payment has been made of all amounts that NORD or its Subsidiaries are required to pay as contributions to the NORD Benefit Plans as of the last day of the most recent fiscal year of each of the plans ended before the date of this Agreement; all benefits accrued but not yet funded under any NORD Benefit Plan will have been paid, accrued, or otherwise adequately reserved in accordance with GAAP as of the interim balance sheet date. All monies withheld from employee paychecks with respect to NORD Benefit Plans have been transferred to the appropriate plan within the time required by applicable law and no later than the Closing Date.

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                    (g)      Except as disclosed in Section 4.15 to the NORD Disclosure Schedule or as provided in Section 2.3(a) of this Agreement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will result in, cause the accelerated vesting or delivery of, or increase the amount or value of, any payment or benefit to any employee, officer, director or consultant of NORD or any of its Subsidiaries (either alone or in conjunction with any other event) under any Plan whether or not such payment would constitute a parachute payment (within the meaning of Section 280G of the Code).

          4.16      Contracts.

                    (a)      Except as set forth in Section 4.16 of the NORD Disclosure Schedule, or listed as an exhibit to NORD’s Annual Report on Form 10-KSB for the year ended December 31, 2005 (together with the contracts listed on Section 4.16 of the NORD Disclosure Schedule, the “Material Contracts”), or as set forth in NORD’s Quarterly Reports on Form 10-QSB included in the NORD SEC Documents filed since January 1, 2006, neither NORD nor any of its Subsidiaries is a party to, and none of their respective properties or assets are bound by, any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-B of the Commission). Each such Material Contract is a valid, binding and enforceable obligation of NORD or its Subsidiaries and, to the Knowledge of NORD, of the other party or parties thereto, in accordance with its terms, and in full force and effect, and, upon consummation of the transactions contemplated by this Agreement shall be in full force and effect without penalty or other adverse consequence, except where the failure to be valid, binding, enforceable and in full force and effect would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on NORD and to the extent as may be limited by applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally or by general principles of equity. As of the date hereof and, except as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on NORD, as of the Closing Date, neither NORD nor any Subsidiary of NORD has received any notice from any other party to any such Material Contract, and otherwise has no Knowledge that such third party intends to terminate, or not renew any Material Contract, or is seeking the renegotiation thereof in any material respect or substitute performance thereunder in any material respect. As of the date hereof, all Material Contracts are either publicly filed with the Commission and available via EDGAR or NORD has made available to PDM USA true and correct copies of all such contracts. Neither NORD nor any of its Subsidiaries, and, to the Knowledge of NORD, no other party thereto, is in violation of or in default under any Material Contract (nor, to the Knowledge of NORD, does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default thereunder by NORD or any of its Subsidiaries or by any third party), except for violations or defaults that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on NORD.

                    (b)      Except as set forth in Section 4.16(b) of the NORD Disclosure Schedule, neither NORD nor any of its Subsidiaries is a party to or otherwise bound by (i) any agreement containing covenants purporting to limit in any material respect the freedom of NORD or any of its Subsidiaries or employees to compete in any line of business or sell, supply or distribute any service or product, in each case, in any geographic area or to hire any individual or group of individuals or any similar obligation or limitation (with such obligation or limitation described in

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Section 4.16(b) of the NORD Disclosure Schedule), (ii) any agreement that, after the Effective Time, would have the effect of limiting in any material respect the freedom of PDM USA or any of its Subsidiaries or employees to compete in any line of business or sell, supply or distribute any product or service, in each case, in any geographic area or to hire any individual or group of individuals or any similar obligation or limitation (with such obligation or limitation described in Section 4.16(b) of the NORD Disclosure Schedule), or (iii) any acquisition agreement containing “earn-out” or other contingent payment obligations.

                    (c)      The contracts related to the option for the Coyote Springs Project, the option for the Mimbres Project and the option for the Texas Arizona Project are valid, binding and enforceable obligations of NORD or its Subsidiaries and, to the Knowledge of NORD, of the other party or parties thereto, in accordance with their terms, and in full force and effect, and, upon consummation of the transactions contemplated by this Agreement shall be in full force and effect without penalty or other adverse consequence, except where the failure to be valid, binding, enforceable and in full force and effect would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on NORD and to the extent as may be limited by applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally or by general principles of equity. As of the date hereof and, except as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on NORD, as of the Closing Date, neither NORD nor any Subsidiary of NORD has received any notice from any other party to the contracts related to the option for the Coyote Springs Project, the option for the Mimbres Project and the option for the Texas Arizona Project, and otherwise has no Knowledge that such third party intends to terminate, or not renew or is seeking the renegotiation thereof in any material respect or substitute performance thereunder in any material respect.

          4.17      Indebtedness. Section 4.17 of the NORD Disclosure Schedule sets forth (i) a list of all agreements, instruments and other obligations pursuant to which any indebtedness for borrowed money of NORD or any of its Subsidiaries either (A) in an aggregate principal amount in excess of Twenty-Five Thousand Dollars (US$25,000) is outstanding or may be incurred or (B) from Affiliates of NORD, (ii) the respective principal amounts outstanding thereunder as of the date of this Agreement, and (iii) a list of all agreements that relate to guaranties by NORD or any of its Subsidiaries of the indebtedness of any other Person.

          4.18      Labor Matters.

                    (a)      Neither NORD nor any of its Subsidiaries has any labor contracts (other than the Executive Agreements) or collective bargaining agreements with any persons employed by NORD or any of its Subsidiaries or any persons otherwise performing services primarily for NORD or any of its Subsidiaries. There is no labor strike, grievance, dispute or stoppage pending, or, to the Knowledge of NORD or any of its Subsidiaries, threatened, against NORD or any of its Subsidiaries, and neither NORD nor any of its Subsidiaries has experienced any labor strike, grievance, dispute or stoppage or other material labor difficulty involving its employees since January 1, 2004. To the Knowledge of NORD, since January 1, 2004, no campaign or other attempt for recognition has been made by any labor organization or employees with respect to employees of NORD or any of its Subsidiaries. To the Knowledge of NORD, neither NORD nor any of its Subsidiaries is engaged in any unfair labor practice. To the Knowledge of NORD,

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NORD and its Subsidiaries are in compliance, and at all times since January 1, 2004 have been in compliance in all material respects with Applicable Laws with respect to the employment, dismissal or retraining of employees and independent contractors of NORD and its Subsidiaries. Except as set forth on Section 4.18(a) of the NORD Disclosure Schedule, no employee of NORD or its Subsidiaries has been inappropriately treated as an independent contractor.

                    (b)      As of the date hereof, no executive officer or senior management employee of NORD or any of its Subsidiaries has given notice to NORD or any of its Subsidiaries, nor is NORD or any of its Subsidiaries otherwise aware that any such executive officer or senior management employee intends to terminate his or her employment with NORD or any of its Subsidiaries.

                    (c)      Section 4.18(c) of the NORD Disclosure Schedule lists all outstanding Executive Agreements, copies of which have been made available to PDM. As of the date hereof, to the Knowledge of NORD, no executive officer or senior management employee of NORD or any of its Subsidiaries is in violation in any respect of any term of any employment or services contract, patent disclosure agreement, noncompetition agreement, or any restrictive covenant to a former employer which would reasonably be expected to impede the right of any such executive officer or senior management employee to be employed or engaged by NORD or any of its Subsidiaries because of the nature of the business conducted or presently proposed to be conducted by NORD or any of its Subsidiaries or to the use of trade secrets or proprietary information of others.

                    (d)      Except as set forth on Section 4.18(d) of the NORD Disclosure Schedule, since January 1, 2003, and to the Knowledge of NORD, prior to January 1, 2003, NORD and its Subsidiaries have in the past been and are in compliance in all material respects with Applicable Laws with respect to employment, employment practices, employee and independent contractor classification, labor relations, safety and health, wages, hours and terms and conditions of employment. Except as set forth on Section 4.18(d) of the NORD Disclosure Schedule, since January 1, 2003, and to the Knowledge of NORD, prior to January 1, 2003, NORD and its Subsidiaries have complied with their payment obligations to all employees of NORD and its Subsidiaries in respect of all wages, salaries, commissions, bonuses, benefits and other compensation due and payable to such employees under each NORD policy, practice, agreement, plan, program or Applicable Laws in all material respects.

                    (e)      Except as set forth on Section 4.18(e) of the NORD Disclosure Schedule, neither NORD nor any of its Subsidiaries (i) since January 1, 2006, has made, or promised to make, any salary increase for any officer, director, or employee of NORD or its Subsidiaries, (ii) has any obligation to make any severance or other similar payments under any Executive Agreement, (iii) has any obligation in respect of Deferred Payments or (iv) has any obligation to issue or pay any Common Stock to any employee, director or consultant.

          4.19      Related-Party Transactions. Except in connection with compensation to employees of NORD and its Subsidiaries for services rendered in the ordinary course of business, no officer, director, employee or stockholder of NORD or any Subsidiary, or any family member or Affiliate thereof, is a party to any agreement or transaction with NORD or any Subsidiary (including, but not limited to, any contract, agreement or other arrangement providing

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for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such person). To the Knowledge of NORD, no officer, director, employee or stockholder of NORD or any Subsidiary, or any family member or Affiliate thereof is the direct or indirect owner of an interest in any Person which is a present competitor, supplier or customer of NORD or any Subsidiary (other than not more than 5% equity holdings in publicly held companies), nor does any such Person receive income from any source other than NORD or any Subsidiary, which relates to NORD’s business or any Subsidiary or should properly accrue to NORD or any Subsidiary. Neither NORD nor any Subsidiary is a guarantor or otherwise contractually liable for any actual or potential liability or obligation, whether direct or indirect, of any officer, director, employee or stockholder. Neither NORD nor any Subsidiary (a) owns or operates any vehicles, apartments or other residential or recreational properties or facilities for executive, administrative or sales purposes or (b) owns or pays for any social club memberships, whether or not for the benefit of NORD or any Subsidiary and/or their executives.

          4.20      Insurance.

                    (a)      Section 4.20(a) of the NORD Disclosure Schedule sets forth a list of all material insurance policies (including information on the premiums payable in connection therewith and the scope and amount of the coverage and deductibles provided thereunder) maintained by NORD or any of its Subsidiaries.

                    (b)      All of such insurance policies are in full force and effect, and, to the Knowledge of NORD, neither NORD nor any Subsidiary is in default in any material respect with respect to its obligations under any of such insurance policies and has not received any notification of cancellation of any of such insurance policies. NORD has not received any notice that (i) any of such policies has been or will be canceled or terminated or will not be renewed on substantially the same terms as are now in effect or (ii) the premium on any of such policies will be materially increased on the renewal thereof.

          4.21      Opinion of Financial Advisor. The NORD Board has received the written opinion of the Financial Advisor, NORD’s financial advisor, dated on or about the date of this Agreement, to the effect that, as of the date of such opinion, (i) the Per Share Merger Consideration and (ii) the contingent right to receive the Per Share Net Holdback Consideration to be received by the NORD Stockholders pursuant to this Agreement is fair, from a financial point of view, to the NORD Stockholders, other than PDM USA and its Affiliates. NORD shall provide a complete and correct signed copy of such opinion to PDM USA as soon as practicable after the date of this Agreement, solely for information purposes. Such written opinion has not been withdrawn or revoked or otherwise modified in any material respect and NORD has received the consent of the Financial Advisor to include such written opinion in the Proxy Statement on the terms provided in the engagement letter.

          4.22      Board Recommendation; Required Vote. The NORD Board, at a meeting duly called and held, has, by the requisite majority in accordance with NORD’s Charter Documents and Applicable Law, (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, fair to and in the best interests of the NORD Stockholders; (b) declared advisable and in all respects approved and adopted this Agreement, and the transactions contemplated by this Agreement, including the Merger; and (c) resolved to

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recommend that the NORD Stockholders approve and adopt this Agreement and the Merger (the “NORD Board Recommendation”). Except as set forth in Section 6.2(d), the affirmative vote of holders of a majority of the outstanding shares of Common Stock to adopt this Agreement and the Merger is the only vote of the holders of any class or series of capital stock of NORD necessary to adopt this Agreement and approve the transactions contemplated by this Agreement, including the Merger.

          4.23      Section 203 of the DGCL. Prior to the date of this Agreement, the NORD Board has taken all action necessary so that the restrictions on business combinations contained in Section 203 of the DGCL will not apply with respect to or as a result of this Agreement or the transactions contemplated hereby or thereby, including the Merger, without any further action on the part of the NORD Stockholders or the NORD Board. True and complete copies of all resolutions of the NORD Board reflecting such actions have been previously provided or made available to PDM USA. No other state takeover statute is applicable to the Merger.

          4.24      Property; Improvements; and Water Rights.

                    (a)      Section 4.24(a) of the NORD Disclosure Schedule sets forth a complete and accurate description of all Mineral and Real Properties. In the opinion of NORD, the Mineral and Real Properties comprise all properties necessary for the operation of the Johnson Camp Mine. Except as set forth on (i) Section 4.24(a) of the NORD Disclosure Schedule, (ii) in the SEC Documents, or (iii) as set forth in the public record, NORD and its Subsidiaries have good, valid and marketable title, or valid leasehold rights to, all Mineral and Real Properties free and clear of any and all Encumbrances, other than Permitted Liens, except for such matters as would not, individually or in the aggregate, have a Material Adverse Effect.

                    (b)      Other than as described in Section 4.24(b) of the NORD Disclosure Schedule, (i) all applicable fees of Governmental Authorities required for NORD to hold the unpatented mining and mill site claims included in the Mineral and Real Properties have been paid through August 31, 2007; and (ii) all evidence of payment of such fees and other filings required for NORD to maintain its unpatented mining and mill site claims included in the Mineral and Real Properties in good standing have been properly and timely recorded or filed with the appropriate Governmental Authority.

                    (c)      Section 4.24(c) of the NORD Disclosure Schedule sets forth a description of all Tangible Personal Property and Improvements and its location. Except as set forth in Section 4.24(c) of the Disclosure Schedule, NORD has good, valid and marketable title to, or valid leasehold interest in, all Tangible Personal Property and Improvements free and clear of all Encumbrances, other than Permitted Liens.

                    (d)      Section 4.24(d) of the NORD Disclosure Schedule sets forth a description of all Water Rights. NORD owns all Water Rights free and clear of all Encumbrances, other than Permitted Liens. Except as set forth in Section 4.24(d) of the NORD Disclosure Schedule, in the opinion of NORD, the Water Rights are sufficient for the operation of the Johnson Camp Mine as contemplated in the Feasibility Study, Johnson Camp Copper Project, Cochise County, Arizona, dated October 2005, prepared by Winters, Dorsey & Company, LLC a complete and accurate copy of which has been provided to PDM.

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          4.25      Permits.

                    (a)      Section 4.25(a) of the NORD Disclosure Schedule sets forth a list of all Permits held by NORD in respect of the Johnson Camp Mine. Except as set forth in Section 4.25(b) of the NORD Disclosure Schedule, NORD and each Subsidiary has all Permits required for the operation of the Johnson Camp Mine as currently contemplated. Except as set forth on Section 4.25(a) of the NORD Disclosure Schedule, to the Knowledge of NORD, neither NORD nor any Subsidiary is in default under any of such Permits.

                    (b)      Except as set forth on Section 4.25(b) of the NORD Disclosure Schedule:

                                   (i)      To the Knowledge of NORD, all Permits have been validly issued; and

                                   (ii)     To the Knowledge of NORD, the Johnson Camp Mine is in compliance with all terms and conditions of the Permits, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.26      Environmental Matters. Except as set forth on Section 4.26 of the NORD Disclosure Schedule:

                    (a)      NORD is, and since January 1, 2003, has been, in compliance with, and has not been and is not in violation of or liable under, any Environmental Law except for where the failure to comply would not, individually or in the aggregate, have had or reasonably be expected to have had a Material Adverse Effect. NORD does not have any basis to expect nor has it received any actual or threatened order, notice, or other communication from (i) any Government Authority or private citizen acting in the public interest, or (ii) the current or prior owner or operator of any Facilities, of any actual or potential violation or failure to comply with any Environmental Law, or of any actual or threatened obligation to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which NORD or its Subsidiaries has had an interest, or with respect to any property or Facility at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used, or processed by NORD or any other Person since January 1, 2003, for whose conduct they are or may be held responsible, or from which Hazardous Materials have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

                    (b)      There are no pending or, to the Knowledge of NORD, threatened claims, Encumbrances, or other restrictions of any nature, resulting from any Environmental, Health, and Safety Liabilities or arising under or pursuant to any Environmental Law, with respect to or affecting any of the Facilities or any other properties and assets (whether real, personal, or mixed) in which NORD has or had an interest.

                    (c)      NORD does not have any basis to expect, nor has it received, any citation, directive, inquiry, notice, order, summons, warning, or other communication that relates to Hazardous Activity, Hazardous Materials, or any alleged, actual, or potential violation or failure to comply with any Environmental Law, or of any alleged, actual, or potential obligation to

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undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which NORD had an interest, or with respect to any property or facility to which Hazardous Materials generated, manufactured, refined, transferred, imported, used, or processed by NORD have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

                    (d)      NORD does not have any outstanding Environmental, Health, and Safety Liabilities which have not been remedied in accordance with Environmental Law, and which, if not remedied, reasonably could be expected to have a Material Adverse Effect, with respect to the Facilities or with respect to any other properties and assets (whether real, personal, or mixed) in which NORD, has or had a legal or beneficial ownership interest, or at any property geologically or hydrologically adjoining the Facilities or any such other property or assets. Since January 1, 2003, and to the Knowledge of NORD, prior to January 1, 2003, NORD did not have any Environmental, Health, and Safety Liabilities which were remedied in accordance with Environmental Law, and which, if not remedied, reasonably could be expected to have a Material Adverse Effect, with respect to the Facilities or with respect to any other properties and assets (whether real, personal, or mixed) in which NORD, has or had a legal or beneficial ownership interest, or at any property geologically or hydrologically adjoining the Facilities or any such other property or assets.

                    (e)      Since January 1, 2003, NORD has been in material compliance with Applicable Laws related to the storage, use and disposal of Hazardous Materials at the Facilities, including any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land deposits, dumps, equipment (whether moveable or fixed) or other containers, either temporary or permanent except where the failure to comply would not, individually or in the aggregate, have had or reasonably be expected to have had a Material Adverse Effect. Since January 1, 2003, NORD has conducted Hazardous Activities at the Facilities in material compliance with all applicable Environmental Laws, except where the failure to comply would not, individually or in the aggregate, have had or reasonably be expected to have had a Material Adverse Effect.

                    (f)      Since January 1, 2003, there has been no Release of any Hazardous Materials at or from the Facilities that has not been remediated. Since January 1, 2003, NORD has disposed of Hazardous Materials generated, produced, used, or processed from or by the Facilities, only at waste disposal facilities equipped to handle such Hazardous Materials, as listed on Section 4.26(f) of the NORD Disclosure Schedule.

                    (g)      NORD has made its books and records available to PDM which include all reports, studies, analyses, tests, or monitoring possessed or initiated by NORD pertaining to Hazardous Materials or Hazardous Activities in, on, or under the Facilities, or concerning compliance by NORD, with Environmental Laws.

                    (h)      There are no pending or, to the knowledge of NORD, threatened claims, Encumbrances, or other restrictions of any nature, resulting from any Environmental, Health, and Safety Liabilities or arising under or pursuant to any Environmental Law, with respect to or affecting any of the Facilities or any other properties and assets (whether real, personal, or mixed) in which NORD has or had an interest.

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          4.27      Books and Records. To the Knowledge of NORD, the books and records of NORD and its Subsidiaries are complete and accurate in all material respects.

          4.28      Foreign Corrupt Practices Act. Neither NORD nor any Subsidiary has taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder. There is not now and there has never been, any employment by NORD of any governmental or political official in any country in the world.

ARTICLE V

COVENANTS OF THE PARTIES

          The parties hereto agree that:

          5.1      Mutual Covenants.

                    (a)      Reasonable Best Efforts. Subject to the terms and conditions of this Agreement and except as allowed under Section 5.3(b), each party hereto will use its reasonable best efforts to take, or cause to be taken, promptly all actions, and to do, or cause to be done, promptly all things necessary, proper or advisable under this Agreement and Applicable Laws to consummate the Merger and the other transactions contemplated by this Agreement as soon as practicable after the date hereof, including preparing, filing and mailing as promptly as practicable all documentation and all necessary applications, notices, petitions, filings, and other documents, and to obtain as promptly as practicable the Required Approvals.

                    (b)      Public Announcements. PDM, PDM USA and NORD will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except where any requirement of Applicable Law, or any listing agreement with or rules or regulations of any national securities exchange (including, but not limited to, the AIM Rules, the requirements of the London Stock Exchange plc or the Financial Services Authority in the United Kingdom) make it impractical to consult, will not issue any such press release or make any such public statement prior to such consultation.

                    (c)      Conveyance Taxes. PDM, NORD and PDM USA shall cooperate in the preparation, execution and filing of all Tax Returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees, and any similar Taxes that become payable in connection with the transactions contemplated by this Agreement that are required or permitted to be filed on or before the Effective Time. NORD shall be responsible for any such taxes which shall be included in the calculation of Per Share Merger Consideration.

                    (d)      Notice of Certain Events. Each of NORD and PDM USA shall promptly notify the other of:

                                   (i)      any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

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                              (ii)     any material notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and

                              (iii)    any Actions, suits, claims, investigations or proceedings commenced after the date hereof or, to its knowledge, threatened after the date hereof against, relating to or involving or otherwise affecting NORD, PDM, PDM USA or any of their respective subsidiaries that relate to the consummation of the transactions contemplated by this Agreement, including the Merger.

          5.2      Covenants of PDM USA.

                    (a)      Indemnification; Directors’ and Officers’ Insurance.

                              (i)      For a period of two years from the Effective Time, the Surviving Corporation’s Certificate of Incorporation and the Surviving Corporation’s Bylaws shall contain provisions no less favorable with respect to indemnification and advancement of expenses than are set forth in the NORD Charter Documents, in each case as in effect on the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of two (2) years from the Effective Time in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Effective Time, were directors or officers of NORD or any of its Subsidiaries (the “NORD Indemnified Persons”), unless such modification shall be required by law and then only to the minimum extent required by law; provided, however, that if any claim or claims are asserted against any individual entitled to the protections of such provisions within such two-year period, such provisions shall not be modified until the final disposition of any such claims.

                              (ii)     PDM USA shall cause the Surviving Corporation or PDM USA to obtain and maintain in effect, for a period of two (2) years after the Effective Time, policies of directors’ and officers’ liability insurance on behalf of the NORD Indemnified Persons currently covered by NORD’s directors’ and officers’ liability insurance policy with respect to acts or omissions occurring prior to the Effective Time with at least the same coverage and containing terms and conditions that are not less favorable than those under existing policies.

                              (iii)    If the Surviving Corporation or any of its successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or shall cease to continue to exist for any reason or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that PDM or the successors and assigns of the Surviving Corporation shall assume all of the obligations set forth in this Section 5.2.

                              (iv)     The provisions of this Section 5.2 are intended to be for the benefit of, and shall be enforceable by, each of the NORD Indemnified Persons, his or her heirs and his or her personal representatives, shall be binding on all successors and assigns of PDM and the Surviving Corporation and shall not be amended in a manner that is adverse to the NORD

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Indemnified Persons (including their successors, assigns and heirs) without the consent of the NORD Indemnified Persons (including the successors, assigns and heirs) affected thereby.

                    (b)      Merger Sub Stockholder Approval. If approved by holders of PDM Shares at the EGM (as contemplated by Section 3.2), and unless the Merger Agreement is terminated in accordance with Article VII, PDM USA shall approve the Merger Agreement and related transactions as a stockholder of Merger Sub.

                    (c)      Coyote Springs. PDM acknowledges that, in order to keep its option in respect of the Coyote Springs Project in good standing, NORD is required under the Coyote Springs Option Agreement to, among other things:

                              (i)      incur exploration and development expenditures on or in respect of the Coyote Springs Project of not less than $250,000 no later than January 28, 2007;

                              (ii)     do, record and/or pay for assessment work for the Coyote Springs Project; and

                              (iii)    pay such taxes, fees and rents as may be required to keep the Coyote Springs Project in good standing.

NORD may from time to time present to PDM one or more invoices setting forth the expenditures and payments that NORD has made or proposes to make under the Coyote Springs Option Agreement from the date hereof until the Closing Date (the “Coyote Springs Costs”). PDM shall promptly pay the amounts so invoiced.

                    (d)      Personal Guaranties. From and after the Closing, PDM and PDM USA shall use commercially reasonable efforts to promptly obtain releases of personal guaranties provided by Ron Hirsch and Andy Anderson to Nationwide Funding, LLC and shall indemnify, defend, and hold harmless each of them from any and all liabilities arising after the Closing Date from such guaranties.

          5.3      Covenants of NORD.

                    (a)      Conduct of NORD’s Operations. From the date hereof until the Effective Time, except as (i) contemplated by this Agreement (including without limitation, the right of NORD to incur and pay Transaction Expenses and pay previously accrued IPO Transaction Expenses), (ii) as specifically set forth in the NORD Disclosure Schedule or (iii) for actions approved at the NORD AGM, NORD shall and shall cause each of its Subsidiaries to conduct its business and operate its properties in the ordinary course of business consistent with past practice and NORD shall and shall cause each of its Subsidiaries to use its commercially reasonable efforts to preserve substantially intact its business organization and current relationships with third parties and to keep available the services of its present officers and employees. Without limiting the generality of the foregoing, except with the prior written consent of PDM USA (which consent shall not be unreasonably withheld or delayed) or as contemplated by this Agreement or as set forth in the NORD Disclosure Schedule, from the date hereof until the Effective Time, neither NORD nor its Subsidiaries shall:

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                              (i)      do or effect any of the following actions with respect to its securities or the securities of its Subsidiaries: (A) adjust, split, combine or reclassify NORD capital stock or that of its Subsidiaries, (B) make, declare or pay any dividend or distribution on, or, directly or indirectly, redeem, purchase or otherwise acquire, any shares of NORD capital stock or that of its Subsidiaries or any securities or obligations convertible into or exchangeable for any shares of NORD capital stock or that of its Subsidiaries, except that to the extent NORD settles or sells the TMD Claim for payments which remain outstanding as of the Closing Date, prior to the Closing Date NORD may transfer any such deferred payments to a trust or account for the benefit of the NORD Stockholders, (C) grant any person any right or option to acquire any shares of NORD capital stock or that of its Subsidiaries or any other equity-based compensation award based on shares of NORD capital stock or that of its Subsidiaries except pursuant to the NORD Stock Plan and as disclosed in the Proxy Statement or the Executive Agreements, (D) issue, deliver, sell, pledge or encumber or agree to issue, deliver, sell, pledge or encumber any shares of NORD capital stock or any securities or obligations convertible into or exchangeable or exercisable for any shares of NORD capital stock or such securities (except pursuant to the exercise of NORD Options, NORD Warrants, NORD Convertibles or Deferred Stock Units that are outstanding as of the date of this Agreement and/or that are disclosed in the Proxy Statement, the Executive Agreements or the loan from Nedbank Limited) or the capital stock or such securities of its Subsidiaries, or (E) enter into any agreement, understanding or arrangement with respect to the sale, voting, registration or repurchase of NORD capital stock or that of its Subsidiaries;

                              (ii)     other than capital expenditures permitted by Section 5.3(a)(xvi) of this Agreement, directly or indirectly, sell, transfer, lease, pledge, mortgage, encumber or otherwise dispose of any of its property or assets (including stock or other ownership interests of its Subsidiaries) (collectively, “Transfers”), other than Transfers in the ordinary course of business consistent with past practice;

                              (iii)    make or propose any changes in the NORD Charter Documents or the organizational documents of any subsidiary;

                              (iv)     merge or consolidate with any other person or adopt a plan of complete or partial liquidation, dissolution, recapitalization or other reorganization;

                              (v)      other than capital expenditures permitted by Section 5.3(a)(xvi) of this Agreement, acquire assets or capital stock of any other person;

                              (vi)     create, assume or otherwise become liable for any indebtedness for borrowed money or assume, guarantee, endorse or otherwise become responsible or liable for the obligations of any other individual, corporation or other entity, or increase the amount of NORD Corporate Debt (such consent not to be unreasonably withheld) or NORD Convertibles outstanding as of the date hereof, other than accrued interest, except that NORD may extend the time for repayment of its loan from Nedbank Limited;

                              (vii)    create any subsidiaries or alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any of its existing subsidiaries;

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                              (viii)   (A) establish, or increase compensation or benefits provided under, any stay bonus, incentive, insurance, severance, termination, change of control, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting or repricing of stock options, stock appreciation rights, performance awards, restricted stock awards or similar instruments), stock purchase or other employee benefit plan, program, policy, or agreement or arrangement, except for increases to base salary in the ordinary course of business consistent with past practices for employees of NORD and its Subsidiaries who earn less than One Hundred Fifty Thousand Dollars (US$150,000) per year, (B) except for acceleration of the vesting of the NORD Options and Deferred Stock Units or except as otherwise contemplated by Section 4.4(d) of the Disclosure Schedule, otherwise increase or accelerate the vesting or payment of the compensation payable or the benefits provided or to become payable or provided to any of its current or former directors, officers, employees, consultants or service providers or those of any of its Subsidiaries, or otherwise pay any amounts not due such individual, (C) except as otherwise contemplated by Section 4.4(d) of the Disclosure Schedule, enter into any new or amend any existing employment or consulting agreement with any director, officer, employee, consultant or service provider or hire or retain the services of any such person, (D) establish, adopt or enter into any collective bargaining agreement, or (E) provide any funding for any rabbi trust or similar arrangement, except in each of clauses (A), (B), (D), and (E) as may be required to comply with Applicable Law, any Plans or existing contractual arrangements;

                              (ix)     enter into, adopt or amend in any manner which would increase costs or benefits thereunder, any Plan (or any new arrangement that would constitute a Plan), except as shall be required by Applicable Laws;

                              (x)      except for the Deferred Payments, take any action that could give rise to severance benefits payable to any employee or any officer or director of NORD or any of its Subsidiaries (including in connection with any post-consummation termination of employment);

                              (xi)     change any method or principle of Tax or financial accounting, except to the extent required by GAAP as advised by NORD’s regular independent accountants;

                              (xii)    renew or enter into any noncompete, exclusivity or similar agreement that would restrict or limit, in any material respect, the operations of NORD or its Subsidiaries, or, after the Effective Time, PDM USA or its Subsidiaries;

                              (xiii)   settle or compromise any material Actions, whether now pending or hereafter made or brought, or waive, release or assign any material rights or claims;

                              (xiv)    (A) enter into any contract that would constitute a Material Contract or any agreement involving anticipated payments from or to NORD over its term greater than Twenty-Five Thousand Dollars (US$25,000), (B) modify, amend or terminate, or waive, release or assign any material rights or claims with respect to, any Material Contract except for the settlement or sale of the TMD Claim and except for the amount paid by NORD to retain the Stockholder Representative;

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                              (xv)     renew, enter into, amend or waive any material right under any contract with or loan to any Affiliate of NORD (other than its direct or indirect wholly-owned Subsidiaries);

                              (xvi)    incur or commit to any capital expenditures in excess of Twenty-Five Thousand Dollars (US$25,000) individually or Fifty Thousand Dollars (US$50,000) in the aggregate except for capital expenditures or other expenditures related to compliance with Environmental Laws, which shall not be in excess of One Hundred Thousand Dollars (US$100,000) in the aggregate;

                              (xvii)   make, revoke or amend any material Tax election, enter into any closing agreement, settle or compromise any claim or assessment with respect to any material Taxes, agree to any adjustment of any material Tax attribute, execute or consent to any waivers extending the statutory period of limitations with respect to the collection or assessment of any material Taxes; or

                              (xviii)  agree in writing or otherwise to take any of the foregoing actions.

                    (b)      Acquisition Proposals.

                              (i)       NORD agrees that neither it nor any of its Subsidiaries shall, and that it shall cause its and its Subsidiaries’ respective officers, directors, employees, agents and representatives (including any investment banker, attorney or accountant (“Representatives”) retained by it or any of its Subsidiaries) not to, directly or indirectly, (A) initiate, solicit or knowingly encourage or facilitate any inquiries with respect to, or the making of, an Acquisition Proposal, (B) engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal, or otherwise knowingly encourage or facilitate any effort or attempt to make or implement an Acquisition Proposal, (C) approve or recommend or propose publicly to approve or recommend, any Acquisition Proposal or (D) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement relating to any Acquisition Proposal or propose publicly or agree to do any of the foregoing relating to any Acquisition Proposal.

                              (ii)     Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall prevent NORD or the NORD Board from complying with its disclosure obligations under Sections 14d-9 and 14e-2 of the Exchange Act with regard to an Acquisition Proposal; provided, however, that if such disclosure has the effect of withdrawing, modifying or qualifying the approval of this Agreement by the NORD Board or the NORD Board Recommendation in a manner adverse to PDM USA, then PDM USA shall have the right to terminate this Agreement to the extent set forth in Section 7.4(a) of this Agreement.

                              (iii)    Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall prevent NORD or the NORD Board from at any time prior to, but not after, the time this Agreement and the Merger are adopted by the NORD Stockholders at the NORD Stockholders Meeting, (A) providing information in response to a request therefor by, or engaging in any negotiations or discussions with, a Person who has made

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a bona fide written Acquisition Proposal to the NORD Board after the date hereof which was not solicited by NORD, directly or indirectly, after the date hereof in violation of Section 5.3(b)(i) if the NORD Board receives from such Person an executed confidentiality agreement on customary terms no less favorable to NORD than the Confidentiality Agreement (except that such confidentiality agreement need not contain provisions similar to the financial provisions in the Confidentiality Agreement); or (B) recommending such an unsolicited bona fide written Acquisition Proposal to the NORD Stockholders, if and only to the extent that, (1) in each such case referred to in clause (A) or (B) above, the NORD Board determines in good faith after consultation with outside legal counsel that a failure to take such action would be reasonably likely to result in a breach by its directors of their respective fiduciary duties under Applicable Law, and (2) in the case of clause (A) above, the NORD Board determines in good faith after consultation with outside legal counsel and outside financial advisors that there is a reasonable likelihood that such Acquisition Proposal reasonably could be expected to result in a Superior Proposal; and (3) in the case of clause (B) above, the NORD Board determines in good faith that such Acquisition Proposal (in the form, other than immaterial changes, that was the subject of the Superior Proposal Notice, as defined below) constitutes a Superior Proposal and PDM USA shall have received written notice (the “Superior Proposal Notice”) of NORD’s intention to take the action referred to in clause (B) at least seventy-two (72) hours prior to the taking of such action by NORD (the “Waiting Period”); provided, however, that the NORD Board continues to believe, after taking into account any modifications to the terms of the transaction contemplated by this Agreement that are proposed by PDM USA after its receipt of the Superior Proposal Notice (with respect to which modifications NORD and PDM USA shall endeavor to negotiate in good faith), that such Acquisition Proposal constitutes a Superior Proposal. If the NORD Board recommends an unsolicited bona fide written Acquisition Proposal pursuant to clause (B) above, then PDM USA shall be entitled to terminate this Agreement pursuant to Section 7.4(a) of the Agreement.

                              (iv)     NORD agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Person (other than the parties hereto) conducted heretofore with respect to any Acquisition Proposal. NORD agrees that it will take the necessary steps to promptly inform the officers, directors, employees and Representatives of NORD and its Subsidiaries of the obligations undertaken in this Section 5.3(b) . NORD also agrees promptly, but, in any event, within five (5) business days after the date of this Agreement, to request the return or destruction of all confidential information and materials provided prior to the date of this Agreement by it, its Subsidiaries or their respective Representatives to any Person (other than the parties hereto) that has executed a confidentiality agreement within the last twelve (12) months prior to the date hereof in connection with its consideration or making of any Acquisition Proposal.

                              (v)      From and after the execution of this Agreement, NORD shall promptly, orally notify PDM USA of any request for information or any inquiries, proposals or offers relating to an Acquisition Proposal indicating, in connection with such notice, the name of such Person making such request, inquiry, proposal or offer and the material terms and conditions of any proposals or offers and NORD shall provide to PDM USA written notice of any such inquiry, proposal or offer within twenty-four (24) hours of such event. NORD shall keep PDM USA informed orally on a reasonably current basis of the status of any Acquisition Proposal, including with respect to the status and material terms of any such proposal or offer

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and whether any such proposal or offer has been definitively withdrawn or rejected. NORD also agrees to provide to PDM USA any material non-public information regarding NORD (not theretofore provided or made available to PDM USA) that it is providing to another Person pursuant to this Section 5.3(b)(v) promptly after it provides such information to such other Person.

                              (vi)     Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this Section 5.3(b) by any officer, director or employee of NORD or any of its Subsidiaries or any Representative of NORD or any of its Subsidiaries shall be deemed to be a breach of this Section 5.3(b) by NORD.

                    (c)      Third Party Standstill Agreements. During the period from the date of this Agreement until the earlier of the Effective Time and termination of this Agreement: (i) NORD shall not (and shall not agree to, and shall not permit any of its Subsidiaries to or to agree to) terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which it or any of its Subsidiaries is a party (other than any involving PDM USA or its Subsidiaries); and (ii) NORD shall use its commercially reasonable efforts to enforce, to the fullest extent permitted under Applicable Law, the provisions of any such agreements, including, if so requested by PDM USA and at PDM USA’s expense, seeking injunctions to prevent any breaches of such confidentiality or standstill agreements and enforcing specifically the terms and provisions thereof in any court of the United States or any state thereof having jurisdiction.

                    (d)      Access. From the date hereof until the Effective Time and subject to Applicable Law and the Confidentiality Agreement, NORD shall (i) give PDM USA and its Representatives reasonable access during normal business hours to the offices, properties, books and records of NORD and its Subsidiaries, (ii) furnish to PDM USA and its Representatives such financial and operating data and other information as such Persons may reasonably request (including furnishing to PDM USA NORD’s financial results in advance of filing any NORD SEC Documents containing such financial results), and (iii) instruct the employees and Representatives of NORD and its Subsidiaries to cooperate with PDM USA in its investigation of NORD and its Subsidiaries. Any investigation pursuant to this Section 5.3(d) shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of NORD and its Subsidiaries. No information or knowledge obtained by PDM USA in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by NORD hereunder.

                    (e)      Closing Balance Sheet and Closing Schedule. NORD shall deliver the Closing Balance Sheet and Closing Schedule as described in Section 2.6 to PDM USA, subject to review and comment by PDM USA.

                    (f)      AGM Proxy Statement. NORD shall, at NORD’s discretion, either (i) supplement or amend the AGM Proxy Statement to provide the NORD Stockholders with appropriate disclosure regarding the Merger and this Agreement reasonably prior to the NORD AGM, or (ii) provide the NORD Stockholders with notice of a special NORD Stockholders Meeting to consider the vote upon approval of this Agreement and the Merger, together with a separate Proxy Statement with appropriate disclosure regarding the Merger and this Agreement, reasonably prior to such special NORD Stockholders Meeting.

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                    (g)      401(k) Plan. At least one day prior to the Closing Date, NORD’s board of directors shall resolve to terminate NORD’s 401(k) plan.

ARTICLE VI

CONDITIONS TO THE MERGER

               6.1      Conditions to Obligations of PDM USA and Merger Sub. The obligation of PDM USA and Merger Sub to consummate the Merger shall also be subject to the satisfaction or waiver by PDM USA at or prior to the Closing of the following conditions:

                    (a)      The representations and warranties set forth in Article IV shall have been true and correct on the date hereof (without giving effect to any “Material Adverse Effect” or other materiality qualifications, or any similar qualifications, contained or incorporated directly or indirectly in such representations and warranties and except for representations and warranties that are made as of a specified date, which shall be true and correct only as of such specified date), and shall be true and correct in all material respects on the Closing Date as if made on the Closing Date (without giving effect to any “Material Adverse Effect” or other materiality qualifications, or any similar qualifications contained or incorporated directly or indirectly in such representations and warranties and except for representations and warranties that are made as of a specified date, which shall be true and correct only as of such specified date), with only such exceptions as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

                    (b)      NORD shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by terms such as “material” or “Material Adverse Effect,” in which case NORD shall have performed and complied with all of such covenants in all respects through the Closing.

                    (c)      NORD shall have entered into agreements in the form mutually agreed by the parties on the date hereof with the owners of the Coyote Springs Project and the Mimbres Project whereby payments to maintain the options for the purchase of the Coyote Springs Project and the Mimbres Project will be paid solely in cash or, at the option of PDM, in shares of PDM.

                    (d)      NORD shall have delivered to PDM USA a certificate duly executed by NORD’s chief executive officer and chief financial officer on behalf of NORD to the effect that each of the conditions specified above in Sections 6.1(a) through (b) is satisfied in all respects.

                    (e)      No statute, rule, regulation, executive order, decree or injunction shall have been enacted, entered, promulgated or enforced by any court or Governmental Authority of competent jurisdiction which is then in effect and which prohibits the consummation of the Merger.

                    (f)      This Agreement shall have been approved and adopted by the NORD Stockholders in accordance with Applicable Law, Section 6.2(d) and the NORD Charter Documents.

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                    (g)      This Agreement and the Merger shall have been approved and adopted by PDM at the EGM, by a resolution passed by 80% or more of the PDM Shares voted at the EGM. In addition, PDM New Shareholders holding 20% or more of the issued PDM Shares shall not have voted against approving this Agreement or the Merger.

                    (h)      CuShaman LLC, as the representative of the NORD Stockholders, shall have executed the Holdback Escrow Agreement.

                    (i)      No events, effects, violations or breaches shall have occurred since the date hereof which have had, or are likely to have, a Material Adverse Effect on NORD.

                    (j)      NORD shall have filed its tax returns on Form 5500 related to its 401(k) plan with the United States Department of Labor and shall have notified the 401(k) plan participants of the termination of the 401(k) plan.

                    (k)      At the Closing, NORD shall have delivered or caused to be delivered to PDM USA all of the agreements, instruments and documents required to be delivered to PDM USA or PDM pursuant to the foregoing provisions of this Section 6.1, together with:

                              (i)      the written and, other than with reference to the consummation of the Merger, unconditional resignations of all of the current members of the board of directors and of the current officers of NORD (other than those offices to which Merger Sub has appointed such current officer), effective as of the Effective Time;

                              (ii)     certificates dated as of a date within a reasonable period of time prior to the Closing Date as to the good standing of NORD, executed by the appropriate officials of the State of Delaware and each other jurisdiction in which the Company is licensed or qualified to do business as a foreign corporation, as specified in Section 4.1 of the Disclosure Schedules;

                              (iii)    a certificate signed by the Paying Agent certifying the number of outstanding shares of Common Stock as of the Effective Time;

                              (iv)     a legal opinion of Lewis & Roca LLP, special counsel to NORD, substantially in the form mutually agreed to by the parties on the date hereof;

                              (v)      a certificate signed by the secretary of the Company certifying, as complete and accurate as of the Closing Date, (i) the NORD Charter Documents, and (ii) the resolutions or actions of each of the NORD Stockholders and the NORD Board approving the execution, delivery and performance of this Agreement and the consummation of the Merger; and

                              (vi)     a pay off letter or similar paid-in-full receipt from holders of NORD Corporate Debt, UCC-3 terminations of financing statements encumbering any property of NORD, releases of deeds of trust on NORD property and any other documents reasonably requested by PDM’s counsel in connection with the repayment in full of the NORD Corporate Debt and the termination of the security interests and liens on the Johnson Camp Mine or the properties of any Subsidiary of NORD.

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          6.2      Conditions to Obligation of NORD. The obligation of NORD to consummate the Merger shall also be subject to the satisfaction or waiver by NORD at or prior to the Effective Time of the following conditions:

                    (a)      The representations and warranties set forth in Article III shall have been true and correct on the date hereof (without giving effect to any “Material Adverse Effect” or other materiality qualifications, or any similar qualifications contained or incorporated directly or indirectly in such representations and warranties and except for representations and warranties that are made as of a specified date, which shall be true and correct only as of such specified date), and shall be true and correct in all material respects on the Closing Date as if made on the Closing Date (without giving effect to any “Material Adverse Effect” or other materiality qualifications, or any similar qualifications contained or incorporated directly or indirectly in such representations and warranties and except for representations and warranties that are made as of a specified date, which shall be true and correct only as of such specified date), with only such exceptions as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

                    (b)      PDM, PDM USA and Merger Sub shall have performed and complied with all of their respective covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by terms such as “material” or “Material Adverse Effect,” in which case PDM, PDM USA and Merger Sub shall have performed and complied with all of such covenants in all respects through the Closing.

                    (c)      Each of PDM and PDM USA shall have delivered to NORD a certificate executed by PDM USA’s chief executive officer and chief financial officer, as applicable, on behalf of PDM and PDM USA, as applicable, to the effect that each of the conditions specified above in Sections 6.2(a) through (b) is satisfied in all respects.

                    (d)      The Key Stockholders plus the holders of a majority of the outstanding shares of Common Stock held by the NORD Stockholders (other than the Key Stockholders) who or which attend and are entitled to vote at the NORD Stockholders Meeting (whether in person or by proxy) and the holders of a majority of the outstanding shares of Common Stock held by the NORD Stockholders who are entitled to vote at the NORD Stockholders Meeting (whether in person or by proxy) shall have adopted this Agreement and the Merger in accordance with Applicable Law and the NORD Charter Documents.

                    (e)      No statute, rule, regulation, executive order, decree or injunction shall have been enacted, entered, promulgated or enforced by any court or Governmental Authority of competent jurisdiction which is then in effect and which prohibits the consummation of the Merger.

ARTICLE VII

TERMINATION; FEES AND EXPENSES

          7.1      Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the

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adoption and approval of this Agreement by the NORD Stockholders referred to in Section 6.2(d) or the holders of PDM Shares referred to in Section 6.1(g), by mutual written consent of NORD and PDM USA by action of their respective boards of directors.

          7.2      Termination by Either PDM USA or NORD. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the respective board of directors of either PDM, PDM USA, Merger Sub or NORD if:

                    (a)      notwithstanding the curative provisions set forth in Sections 7.3(a) and 7.4(b), the Merger shall not have been consummated by February 15, 2007 (the “Termination Date”) whether such date is before or after the date of the adoption and approval of this Agreement and the Merger by the NORD Stockholders and the holders of PDM Shares; provided, however, that the right to terminate this Agreement pursuant to this Section 7.2(a) shall not be available to any party whose breach of any obligation under this Agreement results in the failure of the Merger to be consummated by the Termination Date;

                    (b)      the adoption and approval by the NORD Stockholders required by Section 6.2(d) shall not have been obtained at the NORD Stockholders Meeting (after giving effect to all adjournments or postponements thereof);

                    (c)      the adoption and approval by the holders of PDM Shares required by Section 6.1(g) shall not have been obtained at the EGM (after giving effect to all adjournments or postponements thereof) on or prior to December 29, 2006; or

                    (d)      any Governmental Authority of competent jurisdiction shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Merger and such order, decree or ruling or other action shall have become final and nonappealable, whether before or after the adoption and approval of this Agreement by the NORD Stockholders and the holders of PDM Shares.

          7.3      Termination by NORD. This Agreement may be terminated and the Merger may be abandoned by NORD:

                    (a)      at any time prior to the Effective Time, whether before or after the adoption and approval of this Agreement by the NORD Stockholders and/or the holders of PDM Shares, if there has been a material breach of any representation, warranty, covenant or agreement made by PDM, PDM USA or Merger Sub in this Agreement, or any such representation and warranty shall have become untrue or incorrect after the execution of this Agreement, in each case such that the conditions set forth in Section 6.2(a) or 6.2(b) would not be satisfied and such breach or failure to be true and correct is not cured within 30 calendar days following receipt of written notice from NORD of such breach or failure (or such longer period reasonably agreed to by NORD during which PDM, PDM USA or Merger Sub exercises reasonable best efforts to cure);

                    (b)      at any time before the adoption and approval of this Agreement by the NORD Stockholders and the holders of PDM Shares in order for NORD to enter into an agreement with respect to a Superior Proposal if NORD has taken the action referred to in Section 5.3(b)(iii)(B) and has otherwise complied with its obligations under Section 5.3(b) of the

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Agreement as they pertain to the Acquisition Proposal that is the subject of the Superior Proposal Notice; provided, however, that prior to or concurrent with any termination pursuant to this Section 7.3(b) NORD shall have paid to PDM USA the Termination Fee in accordance with Section 7.6; or

                    (c)      if the PDM Board shall have withdrawn, qualified or modified its approval of this Agreement or its recommendation contained in Section 1.8(a), or shall have resolved to do any of the foregoing in a manner adverse to NORD.

          7.4      Termination by PDM USA. This Agreement may be terminated and the Merger may be abandoned by PDM, PDM USA or Merger Sub:

                    (a)      if the NORD Board shall have withdrawn, qualified or modified its approval of this Agreement or the NORD Board Recommendation or approved or recommended any Acquisition Proposal (other than this Agreement and the Merger), or shall have resolved to do any of the foregoing; or

                    (b)      at any time prior to the Effective Time, whether before or after the adoption and approval of this Agreement by the NORD Stockholders and/or the holders of PDM Shares, if there has been a material breach of any representation, warranty, covenant or agreement made by NORD in this Agreement (including the covenants contained in Section 5.3), or any such representation and warranty shall have become untrue or incorrect after the execution of this Agreement, such that the conditions set forth in Section 6.1(a) or 6.1(b) would not be satisfied and such breach or failure to be true and correct is not cured within 30 calendar days following receipt of written notice from PDM USA of such breach or failure (or such longer period reasonably agreed to by PDM USA during which NORD exercises reasonable best efforts to cure).

          7.5      Effect of Termination and Abandonment. In the event of a termination of this Agreement and the abandonment of the Merger pursuant to this Article VII, this Agreement shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other Representatives), other than the provisions of this Section 7.5 and Section 7.6; provided, however, that, except as otherwise provided herein, no such termination shall relieve any party hereto of any liability or damages resulting from any willful or intentional breach of this Agreement.

          7.6      Fees and Expenses.

                    (a)      In the event that:

                              (i)      (A) PDM or PDM USA shall have terminated this Agreement pursuant to Section 7.4(b) by reason of NORD’s material breach of any representation, warranty or covenant made by NORD in this Agreement even after (1) approval of this Agreement and the Merger by the holders of PDM Shares in accordance with Agreement and (2) application has been made for the Admission of the enlarged PDM for Admission as required under the AIM Rules and the rules and requirements of the London Stock Exchange; or (B)(1) PDM USA or NORD shall have terminated this Agreement pursuant to Section 7.2(a); (2) on or prior to such time any Person (other than PDM USA) shall have made (or publicly disclosed its intention to

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make) and not withdrawn an Acquisition Proposal or a Superior Proposal (collectively, a “Covered Proposal”); (3) within twelve (12) months of termination of this Agreement, NORD enters into an agreement with respect to the Covered Proposal; and (4) such Covered Proposal is thereafter consummated at any time;

                              (ii)     NORD shall have terminated this Agreement pursuant to Section 7.3(b), or

                              (iii)    PDM or PDM USA shall have terminated this Agreement pursuant to Section 7.4(a),

then, in any such event, NORD shall pay to PDM USA the Termination Fee in cash; provided that, in the case of clauses (i)(B), and (ii) above, in addition to the Termination Fee, NORD shall pay to PDM USA the amounts advanced by PDM to NORD pursuant to the Confidentiality Agreement. Any Termination Fee that becomes payable shall be paid (i) in the case of clause (i) above, not later than the date on which NORD consummates a Covered Proposal, (ii) in the case of clause (ii) above, not later than the second business day after the date that the Agreement is terminated, and (iii) in the case of clause (iii) above, immediately prior to or concurrently with the termination of the Agreement, in each case payable by wire transfer of same day funds.

                    (b)      In the event that NORD shall have terminated this Agreement pursuant to Section 7.3(a) or Section 7.3(c), then, in any such event, PDM shall pay to NORD the Termination Fee less the Deposit Fund paid to NORD, if applicable, in cash. Any Termination Fee that becomes payable shall be paid not later than the second business day after the date that the Agreement is terminated, by wire transfer of same day funds.

                    (c)      In the event that NORD shall have terminated this Agreement pursuant to Section 7.2(c), the outstanding balance in the Deposit Fund as of the earlier of: (i) the date of the EGM or (ii) December 29, 2006, shall be transferred to NORD in accordance with the Deposit Escrow Agreement and PDM and PDM USA shall have no further payment obligation pursuant to Section 2.9. If the EGM occurs prior to November 30, 2006, and the holders of the PDM Shares do not approve the Merger, PDM shall cause PDM USA to pay NORD the November 30, 2006 payment set forth in Section 2.9, which shall be deemed to be part of the Deposit Fund (to the extent not already paid into the Deposit Fund). To the extent NORD receives the Deposit Fund pursuant to this section and to the extent that PDM otherwise owes NORD a Termination Fee under this Section 7.6, such Termination Fee shall be reduced by the payment of the Deposit Fund.

                    (d)      In the event that PDM or PDM USA shall have terminated this Agreement pursuant to Section 7.2(b), the outstanding balance in the Deposit Fund shall be transferred to PDM in accordance with the Deposit Escrow Agreement and PDM shall have no further payment obligation pursuant to Section 2.9. PDM’s receipt of the Deposit Fund shall not reduce any Termination Fee otherwise owed by NORD pursuant to this Section 7.6, if any.

                    (e)      Each of PDM USA and NORD acknowledges that the agreements contained in this Section 7.6 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, neither PDM USA nor NORD would enter into

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this Agreement; accordingly, if a party (the “Paying Party”) fails to promptly pay any amount due pursuant to this Section 7.6, and, in order to obtain such payment, the party entitled to payment (the “Recipient Party”) commences a suit that results in a judgment against the Paying Party for the fees set forth in this Section 7.6 or any portion of such fees, the Paying Party shall pay to the Recipient Party its reasonable costs and expenses (including reasonable attorneys’ fees) in connection with such suit, together with interest on the amount of the fees at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made from the date such payment was required to be made through the date of payment.

                    (f)      Except as specifically provided in this Section 7.6, if there is a termination pursuant to this Article VII, then all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party hereto incurring such expenses, except that NORD shall reimburse PDM for all amounts paid to NORD pursuant to Section 5.2(c) . NORD shall have no obligation to repay to PDM amounts paid by PDM to NORD pursuant to the Confidentiality Agreement and PDM shall have no further obligation to pay any amounts owed to NORD at the Closing Date under the Confidentiality Agreement.

ARTICLE VIII

HOLDBACK

          8.1      Holdback. The Holdback Amount shall be used to indemnify, defend and hold harmless the Indemnified Parties from and against any and all Damages, without duplication, arising from or relating to (a) inaccuracies in the Closing Schedule; (b) inaccuracies in the Closing Balance Sheet; or (c) breaches by NORD of the representations and warranties contained in Sections 4.4, 4.18(e), and 4.19 (regardless of the survival provisions contained in Section 9.1), (d) costs and expenses, on a Dollar-for-Dollar basis, connected with the cancellation or termination of the NORD Options set forth on Schedule 2.3, (e) costs and expenses, on a Dollar-for-Dollar basis, connected with the termination of NORD’s 401(k) plan and distribution of the accounts to the participants; provided that the right of the Indemnified Parties to all or any portion of the Holdback Amount for Damages arising from breaches of the representations and warranties contained in Section 4.18(e) shall not exceed in the aggregate Five Hundred Thousand Dollars (US$500,000); provided, further, that the right of the Indemnified Parties to all or any portion of the Holdback Amount for Damages related to clause (d) above shall not exceed in the aggregate Twenty Five Thousand Dollars (US$25,000); provided, further, that the right of the Indemnified Parties to all or any parts of the Holdback Amount for Damages related to clause (e) above shall not exceed in the aggregate One Hundred Thousand Dollars (US$100,000); provided, further, that the Indemnified Parties shall not be entitled to all or any portion of the Holdback Amount until the Damages suffered by the Indemnified Parties exceeds in the aggregate Fifty Thousand Dollars (US$50,000) except Damages related to clauses (d) and (e) above, whereafter the Indemnified Parties shall be entitled to use the Holdback Amount for all Damages suffered by the Indemnified Parties, including the initial Fifty Thousand Dollars (US$50,000). The Indemnified Parties shall promptly make a claim for Damages. If the Indemnified Parties have made no claim for Damages during the Holdback Period, then the Paying Agent shall pay to each holder of Securities the Per Share Net Holdback Consideration attributable to such Securities. If, however, any one or more of the Indemnified Parties have

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made a claim for Damages on or before the end of the Holdback Period, then the Paying Agent shall retain the Holdback Amount (to the extent of the claim for Damages and reasonable estimated expenses) pending final resolution of such claims for Damages. Upon final resolution of such claim for Damages, the Paying Agent shall pay to each holder of Securities the remaining amount of the Per Share Net Holdback Consideration for such Securities. Any interest earned on the Holdback Amount during the Holdback Period shall first be used to pay any costs, fees or expenses owed the Paying Agent under the Holdback Escrow Agreement or in respect of the distribution of the Holdback Amount and any remainder shall be paid to PDM USA. Any costs, fees or expenses owed the Paying Agent under the Holdback Escrow Agreement or in respect of the distribution of the Holdback Amount in excess of interest earned on the Holdback Amount during the Holdback Period shall be deducted from the Holdback Amount.

          8.2      Arbitration. The Indemnified Parties and the Stockholder Representative will attempt to resolve a claim against the Holdback Amount for Damages. At any time, either party may demand arbitration of the matter, which arbitration shall be conducted by a single arbitrator in accordance with the procedures established by JAMS. The Indemnified Party asserting the claim and the Stockholder Representative shall agree on the arbitrator, provided that if the Indemnified Party asserting the claim and the Stockholder Representative shall cannot agree on such arbitrator within ten (10) days, then the arbitrator shall be appointed by JAMS. The arbitrator shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing discovery of information from the opposing parties about the subject matter of the dispute. The arbitrator shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys’ fees and costs, to the same extent as a court of competent law or equity, should the arbitrator determine that the discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification. The decision of the arbitrator shall be written, shall be in accordance with applicable Law and with this Agreement, and shall be supported by written findings of fact and conclusion of law, which shall set forth the basis for the decision of the arbitrator. The decision of the arbitrator as to the validity and amount of any claim shall be binding and conclusive upon the Indemnified Parties, the NORD Stockholders, the Stockholder Representative and, notwithstanding any other provision of this Article VIII, the Paying Agent, if applicable, shall be entitled to make or withhold payments out of the Holdback Amount in accordance therewith.

          8.3      Stockholder Representative.

                    (a)      The Stockholder Representative shall be the exclusive agent of the holders of NORD Securities, to do the following: (i) to give and receive notices and communications, to agree to, negotiate, enter into settlements and compromises of, make claims and demand arbitration and comply with orders of courts and awards of arbitrators with respect to claims made or any other action to be taken by or on behalf of any holder of NORD Securities in connection with the Holdback Amount, and to take all actions necessary or appropriate in the judgment of the Stockholder Representative for the accomplishment of the foregoing and (ii) to take any actions required of the NORD Stockholders under the Holdback Escrow Agreement. The Indemnified Parties may rely on the Stockholder Representative as the exclusive agent of the

Execution Version

holders of NORD Securities under this Agreement and shall incur no liability to any party with respect to any action taken or suffered by it in reliance thereon.

                    (b)      The Stockholder Representative shall not be liable for any act as Stockholder Representative done or omitted hereunder except as a result of its own wilful misconduct or gross negligence. Any act done or omitted pursuant to the advice of counsel shall not be considered to constitute wilful misconduct or gross negligence and the Stockholder Representative shall have no liability for such act done or omitted. The holders of NORD Securities shall severally indemnify the Stockholder Representative and hold such agent harmless against any loss, liability or expense incurred without bad faith on the part of the Stockholder Representative and arising out of or in connection with the acceptance or administration of the Stockholder Representative’s duties hereunder. The Stockholder

Representative shall not, by virtue of being the Stockholder Representative, incur any obligation or liability to the Indemnified Parties. The Indemnified Parties may rely on the Stockholder Representative as the exclusive agent of the holders of NORD Securities under this Agreement and shall incur no liability to any party with respect to any action or suffered by it in reliance thereon.

ARTICLE IX

MISCELLANEOUS

          9.1      Non-Survival of Representations and Warranties. Except as set forth in the Holdback Escrow Agreement, the representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Merger or the termination of this Agreement. Notwithstanding the foregoing, the agreements and covenants which by their nature are to be performed following the Effective Time, shall survive consummation of the Merger.

          9.2      Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or delivered by a nationally recognized overnight courier service to the parties hereto at the following addresses (or at such other address for a party hereto as shall be specified by like notice):

(a)	if to PDM, PDM USA or Merger Sub:

Platinum Diversified Mining USA, Inc. 152 West 57th Street 54th Floor New York, NY 10014 Attention: Corporate Secretary Facsimile: (212) 581-0002

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with a copy to:

Holland & Hart LLP Attention: Kevin W. Johnson
555 Seventeenth Street
Suite 3200
Denver, Colorado 80202 Facsimile: (303) 295-8261

(b)	if to NORD:

NORD Resources Corporation Attention: Ronald A. Hirsch
1 West Wetmore Road, Suite 203
Tucson, Arizona 85705 Facsimile: (520) 292-0268

with a copy to:

Lang Michener LLP
Attention: Stephen D. Wortley 1500-1055 West Georgia Street Vancouver, British Columbia V6E 4N7 Facsimile: (604) 893-2378

          9.3      Interpretation. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. The headings, the table of contents and the index of defined terms contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Information disclosed in one section of the NORD Disclosure Schedule shall be integrated into another section of the NORD Disclosure Schedule without the necessity of a cross-reference to the extent its applicability thereto is readily apparent.

          9.4      Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same agreement. The parties hereto may execute more than one copy of this Agreement, each of which shall constitute an original.

          9.5      Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement) and the Confidentiality Agreement constitute the entire agreement among the parties hereto and thereto and supersede all prior agreements and understandings, agreements or representations by or among the parties hereto and thereto, written and oral, with respect to the subject matter hereof and thereof.

Execution Version

          9.6      Third-Party Beneficiaries. Except for the agreements set forth in Section 5.2(a), nothing in this Agreement, express or implied, is intended or shall be construed to create any third-party beneficiaries.

          9.7      Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. Except as set forth in Section 8.2, all Actions arising out of or relating to this Agreement and the Confidentiality Agreement shall be heard and determined in any state or federal court sitting in the State of Delaware.

          9.8      Consent to Jurisdiction; Venue.

                    (a)      Except as set forth in Section 8.2, each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any Action arising out of or relating to this Agreement and the Confidentiality Agreement, and each of the parties hereto irrevocably agrees that all claims in respect to such Action may be heard and determined exclusively in any Delaware state or federal court sitting in the State of Delaware. Each of the parties hereto agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                    (b)      Each of the parties hereto irrevocably consents to the service of any summons and complaint and any other process in any other Action relating to the Merger, on behalf of itself or its property, by the personal delivery of copies of such process to such party. Nothing in this Section 9.8 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

                    (c)      Waiver of Jury Trial. THE PARTIES EACH HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS. The scope of this waiver is intended to be all encompassing of any and all Actions that may be filed in any court and that relate to the subject matter of any Transactions, including, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Parties each acknowledge that this waiver is a material inducement to enter into a business relationship and that they will continue to rely on the waiver in their related future dealings. Each Party further represents and warrants that it has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING HERETO. In the event of an Action, this Agreement may be filed as a written consent to trial by a judge.

          9.9      Specific Performance. The transactions contemplated by this Agreement are unique. Accordingly, each of the parties hereto acknowledges and agrees that, in addition to all

Execution Version

other remedies to which it may be entitled, each of the parties hereto is entitled to a decree of specific performance; provided, that such party hereto was not in material default hereunder at the time of the other party’s material breach of the Agreement. The parties hereto agree that if PDM USA, Merger Sub or NORD shall have failed to perform its obligations under this Agreement, then the party hereto seeking to enforce this Agreement against such nonperforming party under this Agreement shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that any party hereto may have against another party hereto for any failure to perform its obligations under this Agreement.

          9.10      Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties hereto. Notwithstanding the foregoing, PDM, PDM USA and Merger Sub, prior to NORD mailing its Proxy Statement for the NORD Stockholders Meeting, may without such consent assign or delegate its rights and obligations hereunder or under any instrument executed or delivered in connection herewith to a wholly-owned subsidiary of PDM and its Subsidiary, as applicable. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

          9.11      Amendment. This Agreement may be amended by the parties hereto at any time before or after approval of the Merger by the NORD Stockholders; provided, however, that after any such approval, no amendment shall be made that by law requires further approval by the NORD Stockholders and the holders of PDM Shares without such approval having been obtained. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          9.12      Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights and the single or partial exercise of any rights hereof shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          9.13      Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

Execution Version

          IN WITNESS WHEREOF, PDM, PDM USA, Merger Sub and NORD have signed this Agreement as of the date first written above.

PLATINUM DIVERSIFIED MINING, INC.

By: /s/ Bobby E. Cooper
Name: Bobby E. Cooper
Title: Chief Executive Officer

PLATINUM DIVERSIFIED MINING USA, INC.

By: /s/ Bobby E. Cooper
Name: Bobby E. Cooper
Title: Chief Executive Officer

PDM MERGER CORP.

By: /s/ Thomas A. Loucks
Name: Thomas A. Loucks
Title: President

NORD RESOURCES CORPORATION

By: /s/ Ronald A. Hirsch
Name: Ronald A. Hirsch
Title: Chairman

[Merger Agreement Signature Page]

Schedule 1.1

Transaction Expenses

Transaction Expense	Estimated Amount
Legal Fees: 1. Lang Michener LLP 2. Potter Anderson & Carroon LLP 3. Bullivant Houser Bailey PC 4. DeConcini, McDonald, Yetwin & Lacy 5. Lewis and Roca LLP 6. Hammonds	Not Applicable
Accounting Fees: 1. Mayer Hoffman McCann, PC 2.	Not Applicable
Proxy Fees: 1. Morrow & Company 2. ADP 3. Printing & Mailing 4. DTC	Not Applicable

Schedule 1.2

Excluded Liabilities

1.	Accrued interest on Javernick Equipment loan, aka McGuire Machinery (Account 2260.2)

2.	Accrued interest associated with Clarence Kirkland long term disability benefit

3.	Accrued liability for Clarence Kirkland long term disability benefit (Account 2264.1)

4.	Accrued pension liability (Account 2261)

5.	Accrued property tax (Account 2263)

6.	Any net outstanding discount on warrants issued (Accounts 2272.2, 2272.1, 2271.2, 2271.1)

7.	Note payable to Javernick Equipment (Account 2246)

8.	Amounts payable pursuant to Santa Barbara Lease Agreement (Accounts 2234, 2265)

9.	Accrued reclamation (Account 1850)

Schedule 1.3

Estimated Corporate Debt

Amount

Nedbank Bridge Loan	$4,900,000

Revolving Line of Credit Agreement	$564,813

Total	$5,464,813

Schedule 1.4

Estimated Deferred Payments

Amount
Employment Arrangements (Bonus and Severance)

Ronald Hirsch	$300,000
John Perry	$525,000
Erland Anderson	$450,000
Payroll Taxes	$36,008
Total	$1,311,008

Accrued Salaries and Consulting Fees

Ronald Hirsch Consulting	$295,000
Ronald Hirsch Salary	$550,000
Erland Anderson Salary	$367,833
Accrued Payroll Taxes	$60,000
Total	$1,272,833

Nick Tintor Settlement	$163,000

TMD Settlement
Cash	$315,000
Current liabilities	$101,000
Total	$416,000

Retention Bonus	$112,500

Total	$3,275,341

Schedule 1.5

Form of Per Share Merger Consideration Calculation

Shares Outstanding	33,943,043
ITM Warrant Exercises	5,370,394
ITM Option Exercises	2,689,998
Outstanding convertible debt converted to shares	1,060,000
Deferred Stock Units	114,443
Closing Common Stock	43,177,878

Final Net Merger Consideration
Platinum Diversified Mining, Inc	$60,000,000
Less: Nord Corporate Debt (1)	$5,464,813
Less: Deferred Payments (2)	$3,275,341
Less: Excess Liabilities (3)	$53,386
Less: Stockholder Transaction Fees (4)	$1,416,098
Less: Advance Fund	$250,000
Plus: Cash (5)	$—
Plus: Coyote Springs Costs Paid By Nord and Not Reimbursed	$250,000
Plus: Reimbursed Transaction Expenses (6)	$913,498
Final Net Merger Consideration	$50,703,861

Aggregate Exercise Price
Exercise of ITM Warrants	$2,573,569
Exercise of ITM options	$1,634,449
Aggregate Exercise Price	$4,208,018

Per Share Merger Consideration	$1.202

(1)	Refer to Schedule 1.3

(2)	Refer to Schedule 1.4

(3)	Refer to Appendix A to Schedule 1.5

(4)	Refer to Appendix B to Schedule 1.5

(5)	Cash amount will be prior to any payment on account of the Advance Fund.

(6)	Refer to Appendix C to Schedule 1.5

Appendix A to Schedule 1.5

Calculation of Estimated Excess Liabilities

Estimated Excess Liabilities (Based On August 31, 2006 Balance Sheet)

Total Liabilities on Balance Sheet as of Closing		$11,932,621
Less: Convertible Debt	2232.1,2232,2233	$207,000
Less: Excluded Liabilities
Accrued Interest on Javernick Note (aka McGuire
Machinery)	2260.2	$7,529
Accrued Interest Clarence Kirkland Long Term
Disability	2260.5	$8,465
Accrued Liability Clarence Kirkland Long Term
Disability	2264.1	$26,730
Accrued Pension Liability	2261	$5,667
Accrued Property Tax	2263	$20,000
	2272.2,2272.1,
Net Outstanding Discount on Warrants Issued	2271.2,2271.1	$-
Note Payable to Javernick Equipment (aka McGuire
Machinery)	2246	$45,801
Amounts payable under Santa Barbara Lease
(Loader Lease)	2234, 2265	$37,500
Accrued Reclamaton	1850	$176,125
Less: Nord Corporate Debt	2271,2272	$5,464,813
Less: Accrued Amount in Deferred Payments
Employment Bonus and Severance		$1,311,008
Ronald Hirsch Consulting	2220	$295,000
Ronald Hirsch Salary	2262.1	$533,333
Erland Anderson Salary	2262.2	$361,833
Nick Tintor Accrued Salary	2262.15	$37,500
Accrued Payroll Taxes on Deferred Payments	2262.3	$61,831
Nick Tintor Settlement	2264.3	$163,000
TMD Settlement	2264.2	$416,000
Retention Bonus		$112,500
Less: Coyote Springs Costs, including amounts
reimbursed by PDM to extent accrued
Less: Transaction Expenses		$1,171,502
Less: IPO Transaction Expenses		$416,098

Nord Liabilities		$1,053,386
		$1,000,000
Excess Liabilities		$53,386

Appendix B to Schedule 1.5

Calculation of Estimated Stockholder Transaction Expenses

Estimated Stockholder Transaction Expenses

Brokerage, Finders Fee	$1,000,000
Other Transaction Expenses not
included as Assumed Transaction
Expenses or Reimbursed
Transaction Expenses	$-
IPO Transaction Expenses	$416,098
$1,416,098

Appendix C to Schedule 1.5

Calculation of Estimated Reimbursed Transaction Expense

Estimated Reimbursed Transaction Expenses

Legal	$750,000
Accounting	$100,000
Fairness Opinion	$125,000
Proxy Statement, filing, printing, meeting, etc	$110,000
Total	$1,085,000
Less: Assumed Transaction Expenses	$171,502
Reimbursed Transaction Expenses	$913,498

Schedule 2.3

Permitted Outstanding Nord Options

Optionee	No. of Options	Exercise Price	Expiry Date
James Askew	50,000	$2.00	January 30, 2008
Joseph Max Yvan Boulle	50,000	$3.25	May 22, 2007
Marc Franklin	50,000	$3.25	May 22, 2007
Frank Waldron	50,000	$1.75	June 3, 2009

ANNEX B

FORM OF NORD VOTING AGREEMENT

     THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of October __, 2006, by and among (i) Platinum Diversified Mining USA, Inc., a Delaware corporation (together with its successors and permitted assigns, “PDM USA”), (ii) NORD Resources Corporation, a Delaware corporation (together with its successors, “NORD”), and (iii) the undersigned stockholders of NORD (each, solely in its capacity as such a stockholder, a “Stockholder”).

R E C I T A L S

     WHEREAS, Platinum Diversified Mining, Inc., a Cayman Islands corporation (“PDM”), PDM USA, its wholly-owned subsidiary, PDM Merger Corp., a Delaware corporation (together with its successors, “Merger Sub”), NORD are as of the date hereof making and entering into that certain Agreement and Plan of Merger made and entered into as of October __, 2006 (as amended, modified or supplemented from time to time, the “Merger Agreement”);

     WHEREAS, the Merger Agreement provides for the merger of Merger Sub with and into NORD, with NORD as the surviving company and a wholly-owned subsidiary of PDM USA (the “Merger”);

     WHEREAS, each Stockholder is the beneficial owner of such number of shares of capital stock of NORD as is indicated on such Stockholder’s signature page to this Agreement;

     WHEREAS, approval of the Merger and the other agreements expressly contemplated by the Merger Agreement (the “Related Agreements”) by the stockholders of NORD are conditions precedent to the obligation of PDM, PDM USA and NORD to consummate the Merger and the execute and deliver the Related Agreements;

     WHEREAS, the execution and delivery of this Agreement by the Stockholders is a condition precedent to the execution and delivery by PDM and PDM USA of the Merger Agreement and constitutes a material inducement for PDM and PDM USA therefor; and

     WHEREAS, in consideration of and as a condition to the execution of the Merger Agreement by PDM and PDM USA, each Stockholder (solely in its capacity as such) agrees to vote the Shares and New Shares (as such term is defined below) of NORD over which such Stockholder has voting power so as to facilitate consummation of the transactions contemplated by the Merger Agreement and the Related Agreements.

A G R E E M E N T

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Certain Definitions. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

          (a) “Expiration Date” means the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article VII thereof, (ii) the Effective Time, and (iii) the written agreement of the parties hereto.

          (b) “Merger Votes” means votes on each of the following:

               (1) in favor of approval and adoption of the Merger, the Merger Agreement (including any amendment thereto approved by the Board of Directors of NORD), the Related Agreements and any matter that could reasonably be expected to facilitate the Merger;

               (2) against any proposal or action that could reasonably be expected to delay, impede or interfere with the approval of the Merger, including (i) any merger, consolidation, sale of assets, reorganization or recapitalization of NORD with any party other than PDM USA and Merger Sub and their affiliates, and (ii) any liquidation or winding up of NORD, in each case except as provided in the Merger Agreement; and

               (3) against any action or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation of NORD under the Merger Agreement or any Related Agreement to which NORD is a party or signatory.

          (c) “New Shares” means, with respect to any Stockholder, all shares of capital stock of NORD that such Stockholder purchases or with respect to which such Stockholder otherwise acquires beneficial ownership after the date hereof, including (i) any shares acquired by gift or succession or means of dividend or distribution, and (ii) any shares issued or issuable upon the conversion, exercise or exchange, as the case may be, of any securities which are convertible into, or exercisable or exchangeable for, shares of capital stock of NORD.

          (d) “Shares” means, with respect to any Stockholder, all shares of capital stock of NORD beneficially owned by such Stockholder as of the date of this Agreement.

2. Restrictions on Transfer of Shares.

          (a) Restrictions on Transfer of Shares. Except as otherwise contemplated by the Merger Agreement, each Stockholder agrees not to cause or permit, or to attempt to effect, directly or indirectly, any transfer of or Encumbrance on its Shares or New Shares, and any such purported transfer or Encumbrance shall be null and void ab initio.

          (b) Transfer of Voting Rights. Except as otherwise contemplated by the Merger Agreement or the Related Agreements, each Stockholder agrees not to (i) deposit (or permit the deposit of) any Shares or New Shares in a voting trust, or (ii) grant any proxy or power of attorney or enter into any voting agreement or similar agreement or authorization in contravention of its obligations under this Agreement with respect to any Shares or New Shares.

          (c) No Conflicts. Each Stockholder shall not take any other action that would in any way restrict, limit or interfere or conflict with the performance of its obligations under this Agreement.

     3. Agreement to Vote Shares. At every meeting of the stockholders of NORD, however called, and at every adjournment or postponement thereof, and for every action or approval by consent of the stockholders of NORD, in each case related or potentially related to the Merger Votes, each Stockholder (solely in its capacity as such) shall (A) sign and deliver such consent to PDM USA if consistent with the Merger Votes, (B) not sign such consent if inconsistent with the Merger Votes, (C) appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum, and (D) vote, or cause to be voted, its Shares and, if applicable, its New Shares, strictly in accordance with the Merger Votes.

     4. Irrevocable and Exclusive Proxy. Concurrently with the execution and delivery of this Agreement, each Stockholder agrees to deliver to PDM USA a duly executed Irrevocable Proxy and Power Of Attorney substantially in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable during the term of this Agreement to the fullest extent permissible by law, with respect to the Shares and the New Shares. Each Stockholder expressly acknowledges that the Proxy is coupled with an interest. Each Stockholder hereby revokes any and all prior proxies, powers of attorney or similar authorizations in respect of any Shares to the extent related to the Merger Votes.

     5. Representations and Warranties of Stockholder. Each Stockholder hereby represents and warrants to PDM and PDM USA as follows:

          (a) Title to Securities. Such Stockholder is the beneficial owner and, to the extent indicated, record holder of the shares of capital stock of NORD and the options, warrants, convertible notes and other convertible securities of NORD indicated on the signature page hereof, free and clear of any Encumbrance that, in each case, would deprive PDM and PDM USA of the benefits of this Agreement. Such Stockholder has identified on the signature page of this Agreement any nominee or agent or other Person in whose name any Shares beneficially owned by such Stockholder are held, and contact information relating to such Person.

          (b) No Other Securities. Such Stockholder does not beneficially own any securities of NORD other than the shares of capital stock of NORD and the options, warrants, convertible notes and other convertible securities of NORD indicated on the signature page hereof.

          (c) Authorization. Such Stockholder has the full power and authority (if an Entity), or the full legal capacity (if an individual), to make, enter into and carry out the terms of this Agreement and the Proxy. This Agreement and the Proxy have been duly executed and delivered by such Stockholder and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms.

          (d) No Conflicts or Consents. The execution and delivery of this Agreement and the Proxy by such Stockholder do not, and the performance of this Agreement and the Proxy by such Stockholder will not, (i) conflict with or violate any law or order applicable to such

Stockholder or to which it or any of its properties is or may be subject or affected, or (ii) result in or constitute a breach of, or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Shares or New Shares pursuant to, any contract to which such Stockholder is a party or by which such Stockholder or any of its affiliates or property is or may be bound or affected. The execution and delivery of this Agreement and the Proxy by such Stockholder do not, and the performance of this Agreement and the Proxy by such Stockholder will not, require any consent of any Person.

6. Covenants of Parent.

          (a) No Registration of Transfers. NORD shall not register the transfer of any Shares or New Shares, or any convertible securities of NORD, of any Stockholder on the stock record books, records or ledgers of NORD at any time prior to the Expiration Date. NORD shall issue stop-transfer instructions to each transfer agent (if any) for any class or series of its capital stock, instructing each such transfer agent not to register any transfer of any such Shares or New Shares during the term hereof except in compliance with the terms of this Agreement.

          (b) Filing of Proxies. NORD shall promptly file each Proxy with the corporate secretary of NORD.

          (c) Notice of Conflict. NORD shall notify PDM USA as soon as practicable, but in any event within one business day, if it receives (i) any proxy, power of attorney or similar authorization or any revocation which purports to revoke or otherwise conflicts with any Proxy, or (ii) any request or notice of transfer of any Shares or New Shares of any Stockholder.

     7. New Shares. NORD and each Stockholder agree that New Shares shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares. Each Stockholder shall promptly, and in any event within two business days, notify PDM USA of the number of New Shares it acquires from time to time.

     8. Permitted Activities. Nothing in this Agreement shall be construed to (i) require any Stockholder to exercise any option, warrant or other Security to acquire shares of capital stock of NORD, or (ii) prohibit any Stockholder from engaging in a net exercise of any option, warrant or other security to acquire shares of capital stock of NORD in accordance with the terms thereof.

     9. Further Assurances. From time to time, at PDM USA’s request and without consideration, each Stockholder and NORD shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions and appointments contemplated by this Agreement. Without limiting the generality of the foregoing, each Stockholder (solely in its capacity as such) shall execute and deliver any additional documents and instruments as necessary or desirable, in the reasonable opinion of PDM USA, to carry out the intent of this Agreement, including executing another or different appointment of proxy.

10. Miscellaneous.

          (a) Term. This Agreement shall be effective as of the date hereof. This Agreement shall terminate, and have no further force or effect, as of the Expiration Date; provided that such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.

          (b) Titles and Headings. The section and paragraph titles and headings contained herein are inserted purely as a matter of convenience and for ease of reference and shall be disregarded for all other purposes, including the construction, interpretation or enforcement of this Agreement or any of its terms or provisions.

          (c) Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties hereto. Each of the Stockholders, NORD and PDM USA hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

          (d) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is adjudged by a court, tribunal or other governmental body, arbitrator or mediator not to be enforceable in accordance with its terms, the parties agree that such governmental body, arbitrator or mediator making such determination shall have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

          (e) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned without the prior written consent of each other party hereto. Any assignment in violation of the preceding sentence shall be null and void and of no force or effect. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

          (f) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

          (g) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance. No waiver by any party of any default, misrepresentation or breach hereunder, whether intentional or not, shall be effective unless in writing and signed by the party against whom such waiver is sought to be enforced, and no such waiver shall be deemed to extend to any prior or subsequent default, misrepresentation or breach hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

          (h) Specific Performance; Injunctive Relief. Each of the parties hereto acknowledges and agrees that any breach or non-performance of, or default under, any of the terms and provisions hereof would cause substantial and irreparable damage to the other parties, and that money damages would be an inadequate remedy therefor. Accordingly, each of the parties hereto agrees that each of them shall be entitled to seek equitable relief, including specific performance and injunctive relief, in the event of any such breach, non-performance or default in any action or proceeding instituted in any court of the United States or any state having competent jurisdiction, or before any arbitrator, in addition to any other remedy to which such party may be entitled, at law or in equity.

          (i) Notices. All notices and other communications hereunder shall be made and delivered as set forth in Section 9.2 of the Merger Agreement, provided that for each Stockholder the address shall be as set forth on the signature page hereof below such Stockholder’s signature.

          (j) Governing Law. This Agreement and the performance of the transactions and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts negotiated, executed and to be performed entirely within such State.

          (k) Third-Party Beneficiaries. This Agreement is made solely for the benefit of the parties to this Agreement and their respective permitted successors and assigns, and no other Person shall have or acquire any right or remedy by virtue hereof except as otherwise expressly provided herein.

          (l) Consent to Jurisdiction; Venue. The terms and provisions of Section 9.8 (Consent to Jurisdiction; Venue) of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein, except that each party hereto submits to the exclusive jurisdiction of the federal courts located in Denver, Colorado.

          (m) Counterparts. This Agreement may be executed in two or more original or facsimile counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

          (n) Facsimile Execution. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

PLATINUM DIVERSIFIED MINING USA, INC.

By:
Name:
Title:

NORD RESOURCES CORPORATION

By:
Name:
Title:

[ STOCKHOLDER SIGNATURE PAGES FOLLOW ]

STOCKHOLDER:

Print Address and Facsimile Number:

List of all shares of capital stock of NORD and any options, warrants, convertible notes and other securities beneficially owned, including the name and contact information of any nominee or agent or other Person in whose name any such shares, options, warrants, notes or securities are held of record:

EXHIBIT A
to
Voting Agreement
among
Platinum Diversified Mining USA, Inc.,
NORD Resources Corporation
and
the Stockholders

[See Attached]

IRREVOCABLE PROXY AND POWER OF ATTORNEY

     The undersigned holder of shares (“Stockholder”) of NORD RESOURCES CORPORATION, a Delaware corporation (together with its successors, “Parent”), hereby irrevocably (to the fullest extent permitted by law) constitutes and appoints Thomas Loucks, an individual resident of the State of Colorado, and Bobbi Cooper, an individual resident of the State of Arizona, and either of them or each of their respective nominees, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution and resubstitution, for and in its name, place and stead, solely and exclusively to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to the matters referred to in Section 4 of this Proxy, including the right to sign its name (solely in its capacity as a stockholder) to any consent, certificate or other document relating to NORD that the Delaware General Corporation Law may permit or require as provided in Section 4 of this Proxy, for all Shares (as defined below), all in accordance with the terms of this Proxy.

     1. The following capitalized terms, whenever used in this Proxy, shall have the meanings ascribed to them below:

          (a) “Expiration Date” means the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VII thereof, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, and (iii) the termination of the Voting Agreement by written agreement of the parties thereto.

          (b) “Merger Agreement” means that certain Agreement and Plan of Merger, made and entered into as of the date hereof, by and among NORD, PDM Merger Corp., a Delaware corporation and wholly-owned subsidiary of PDM USA (together with its successors and permitted assigns, “Merger Sub”), and certain other parties, as amended, modified or supplemented from time to time.

          (c) “New Shares” means any shares of NORD that the undersigned Stockholder purchases or with respect to which the undersigned Stockholder otherwise acquires beneficial ownership after the date hereof and prior to the Expiration Date, including, without limitation, any shares issued or issuable upon the conversion, exercise or exchange, as the case may be, of any shares, warrants, options, notes or other securities held by the undersigned Stockholder which are convertible into, or exercisable or exchangeable for, shares of NORD.

          (d) “PDM USA” means Platinum Diversified Mining USA, Inc., a Delaware corporation, together with its successors under the Voting Agreement.

          (e) “Shares” means shares of capital stock of NORD (including all shares issuable upon the exercise or conversion of options, warrants, convertible notes and other rights to acquire such shares) beneficially owned by the undersigned Stockholder as of the date of the Voting Agreement.

          (f) “Voting Agreement” means that certain Voting Agreement, made and entered into as of even date herewith by and among NORD, PDM USA and the stockholders of Parent party thereto, as amended, modified or supplemented from time to time.

     2. This Proxy is granted pursuant to the Voting Agreement and is granted in consideration of NORD entering into the Merger Agreement. The Merger Agreement provides for the merger of NORD with and into Merger Sub, with Merger Sub as the surviving corporation and a wholly-owned subsidiary of PDM USA (the “Merger”).

     3. Upon the undersigned’s execution of this Proxy, any and all prior powers of attorney and proxies given by the undersigned with respect to any Shares, to the extent related to the matters set forth in Section 4 of this Proxy, are hereby revoked, and the undersigned agrees not to grant any subsequent powers of attorney or proxies with respect to the Shares or any New Shares to the extent related thereto until after the Expiration Date.

     4. The attorneys and appointees named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and nominee to vote the Shares and any New Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares and the New Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, postponed or adjourned meeting of the stockholders of NORD and in every written consent in lieu of such meeting, and the right to sign its name (solely in its capacity as a stockholder) to any consent, certificate or other document relating to NORD that the Delaware General Corporation Law may permit or require:

          (a) in favor of approval and adoption of the Merger, the Merger Agreement (including any amendment, modification or supplement thereto approved by the Board of Directors of NORD), the other agreements expressly contemplated by the Merger Agreement (the “Related Agreements”), and any matter that could reasonably be expected to facilitate the Merger;

          (b) against any proposal or action that could reasonably be expected to delay, impede or interfere with the approval of the Merger, including any liquidation or winding up of NORD; in each case except as provided in the Merger Agreement;

          (c) against any action or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation of NORD under the Merger Agreement or any Related Agreement to which NORD is a party or signatory; and

          (d) in favor of any other matter relating to the execution and delivery of the Related Agreements and the proper and prompt consummation of the Merger.

     5. THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE (TO THE FULLEST EXTENT PERMITTED BY LAW) AND ARE COUPLED WITH AN INTEREST. This Proxy shall expire on the Expiration Date.

     6. For sake of clarification, nothing in this Proxy shall confer upon the attorneys named above the right to exercise control or direction over the voting rights attached to the Shares and the New Shares in any circumstance other than the limited circumstances expressly referred to herein. The undersigned Stockholder may vote the Shares and any New Shares on all other matters.

     7. Any obligation of the undersigned Stockholder hereunder shall be binding upon the successors and assigns of the undersigned Stockholder.

     8. If any term or provision of this Proxy or any part of any such term or provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such term or provision or part thereof will, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest permitted extent, (b) the invalidity or unenforceability of such term or provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such term or provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such term or provision or part thereof shall not affect the validity or enforceability of the remainder of such term or provision or the validity or enforceability of any other term or provision of this Proxy. Each term and provision of this Proxy is separable from every other term or provision of this Proxy, and each part of each term or provision of this Proxy is separable from every other part of such term or provision.

     9. The Shares beneficially owned by the undersigned Stockholder as of the date of this Proxy are listed on the final page of this Proxy.

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     This Proxy is irrevocable (to the fullest extent permitted by law) and is coupled with an interest. This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

     IN WITNESS WHEREOF, the undersigned Stockholder has caused this Proxy to be duly executed on the day and year written next below.

Dated: October ___, 2006

Signature of Stockholder:
Print Name of Stockholder:
Print Name of Signatory (if different than name of Stockholder):
Print Title of Signatory (if applicable):

Shares Beneficially Owned:

________ shares of common stock of NORD

________ shares of common stock of NORD issuable upon exercise of outstanding options, warrants or other rights or upon conversion of outstanding notes or other convertible securities

ANNEX C

GMP Securities L.P. 145 King Street West, Suite 1100 Toronto, Ontario M5H 1J8 Tel: (416) 367-8600 Fax: (416) 943-6160 www.gmpsecurities.com

October 20, 2006

The Special Committee of the Board of Directors
Nord Resources Corporation
1 Westmore Road, Suite 203
Tucson, AZ, 85705

To the Special Committee of the Board of Directors:

GMP Securities L.P. (“GMP”) understands that Nord Resources Corporation (“Nord” or the “Corporation”) and Platinum Diversified Mining, Inc., a Cayman Islands corporation (“PDM”), Platinum Diversified Mining USA, Inc., a Delaware corporation and a wholly-owned Subsidiary of PDM (“PDM USA”), and PDM Merger Corp., a Delaware corporation and a wholly-owned Subsidiary of PDM USA (“Merger Sub”) propose to enter into an Agreement and Plan of Merger, dated the date hereof(the “Merger Agreement”), which provides for, among other things, the merger (the “Merger”) of Merger Sub with and into Nord. Pursuant to the Merger, each share of common stock of NORD, par value $0.001 per share (“Common Stock”), issued and outstanding at the Effective Time, other than the shares of Common Stock owned by PDM USA, Merger Sub or NORD (or any of their respective direct or indirect wholly-owned Subsidiaries) and other than the Appraisal Shares, will be converted into the right to receive (i) the Per Share Merger Consideration equal to $1.204 in cash payable upon the closing of the transaction and (ii) a contingent right to receive the Per Share Net Holdback Consideration equal to up to $0.075 per share pursuant to the terms of a Holdback Escrow Agreement proposed to be entered into by and among PDM USA, CuShaman LLC, as the Stockholder Representative and American Stock Transfer & Trust Company, as the Escrow Agent. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement. The Per Share Merger Consideration and the Per Share Net Holdback Consideration are collectively referred to herein as the “Merger Consideration.”

The special committee of the Board of Directors of Nord (the “Special Committee”) has requested GMP’s opinion (the “GMP Fairness Opinion”) as to whether the Merger Consideration to be received by the holders of Nord Common Stock pursuant to the Merger Agreement is fair, from a financial point of view, to such holders (the “Nord Shareholders”). The GMP Fairness Opinion is provided pursuant to GMP’s engagement by Nord to provide financial advice to the Special Committee of Nord under a letter agreement dated August 10, 2006 (the “Engagement”).

GMP ENGAGEMENT

Subject to the terms of the Engagement, GMP consents to the inclusion of a copy of the GMP Fairness Opinion, with a summary thereof in a form acceptable to GMP, in any filing that the Corporation is required to make with the Securities and Exchange Commission in connection with the Merger or any other management information circular to be sent to Nord Shareholders in connection with the Merger and the filing thereof by Nord with the applicable securities regulatory authorities.

RELATIONSHIPS WITH INTERESTED PARTIES

GMP has not previously acted as an agent, underwriter or advisor to Nord. GMP is not an insider, associate or affiliate (as such terms are defined under applicable securities legislation) of Nord or any of their affiliates or associates. The fees payable to GMP by Nord arising from the Engagement, a portion of which are payable upon delivery of the GMP Fairness Opinion, are not contingent upon the successful completion of the Merger or the conclusions reached by GMP herein. There are no understandings, agreements or commitments between GMP and Nord or any of their respective affiliates or associates with respect to any future business dealings. However, GMP may in the future, in the ordinary course of business, seek to perform financial advisory or investment banking services for any one or more of them from time to time.

GMP acts as a trader and investment dealer, both as principal and agent, in all major Canadian financial markets and, accordingly, GMP and its clients may have, or may in the future have, long or short positions in securities of Nord or their respective affiliates or associates and, from time to time, GMP may have executed or may execute transactions on behalf of Nord or on behalf of other clients for which it receives compensation. As an investment dealer, GMP conducts research on securities and may, in the ordinary course of business, provide research reports and investment advice to its clients on investment matters, including matters involving an investment in Nord.

CREDENTIALS OF GMP SECURITIES L.P.

GMP is a wholly-owned subsidiary of GMP Capital Trust which is a publicly traded income trust listed on the Toronto Stock Exchange. GMP has offices in Toronto, Calgary and Montreal, Canada and Geneva, Switzerland. GMP is one of the largest independent Canadian investment banking firms involved in corporate finance, mergers & acquisitions, equity sales and trading and investment research. As part of our investment banking activities, we are regularly engaged in the valuation of securities in connection with mergers and acquisitions, public offerings and private placements of listed and unlisted securities and regularly engage in market making, underwriting and secondary trading of securities in connection with a variety of transactions. GMP is not in the business of providing auditing services and is not controlled by a financial institution.

SCOPE OF REVIEW

In connection with the GMP Fairness Opinion, GMP has reviewed and relied upon, among other things, the following:

1.	the Merger Agreement as it relates to the financial consideration being offered, including Schedules 1.1 through 1.5;

2.	Johnson Camp copper project 2005 feasibility study by Winters, Dorsey & Company LLC;

3.	published research and industry reports for the Corporation and for the worldwide metals and mining industry;

4.	public information relating to the business, operations, financial performance and stock trading history of the Corporation and other selected public companies considered by GMP to be relevant;

5.	press releases issued by the Corporation;

6.	public filings submitted by the Corporation to securities commissions or similar regulatory authorities and stock exchanges in the United States;

7.	public information with respect to other transactions considered by GMP to be relevant;

8.	discussions with senior officers of Nord;

9.	a representation certificate as to certain factual matters dated as of October 20, 2006 senior management of Nord and addressed to us; and

10.	such other corporate, industry and financial market information, investigations and analyses as GMP considered necessary or appropriate in the circumstances.

GMP has not, to the best of its knowledge, been denied access by the Corporation to any information requested. GMP did not meet with the auditors of the Corporation and has assumed the accuracy and fair presentation of the audited consolidated financial statements of the Corporation and the reports of the auditors thereon and of the unaudited interim financial statements of the Corporation referred to above.

APPROACH TO ANALYSIS

In connection with the GMP Fairness Opinion, GMP has performed a variety of financial and comparative analyses. In arriving at the GMP Fairness Opinion, GMP has attributed greater weight to certain analyses and factors that it deemed appropriate based on GMP’s experience in rendering such opinions.

ASSUMPTIONS AND LIMITATIONS

With the Special Committee’s approval, GMP has relied upon the completeness, accuracy and fair presentation of all of the financial and other information, data, advice, opinions or representations obtained by it from public sources, senior management of the Corporation, and their consultants and advisors (collectively, the “Information”). The GMP Fairness Opinion is conditional upon such completeness, accuracy and fair presentation of such Information. Subject to the exercise of professional judgement and except as expressly described herein, GMP has not attempted to verify independently the completeness, accuracy or fair presentation of any of the Information.

Senior officers of the Corporation have represented to GMP in a certificate delivered as of the date hereof, among other things, that (i) the Information provided orally by, or in the presence of, an officer or employee of the Corporation or in writing by the Corporation to GMP relating to the Corporation and the Offer for the purpose of preparing this GMP Fairness Opinion was, at the date the Information was provided to GMP, and is, except as has been disclosed in writing to GMP, complete, true and correct in all material respects, and did not and does not contain any untrue statement of a material fact in respect of the Corporation or the Merger, necessary to make the Information not misleading in light of the circumstances under which the Information was made or provided; and (ii) since the dates on which the Information was provided to GMP, except as disclosed in writing to GMP, there has been no material change (as such term is defined in the Act), financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Corporation and no material change has occurred in the Information or any part thereof which would have or which would reasonably be expected to have a material effect on the GMP Fairness Opinion.

The GMP Fairness Opinion is rendered on the basis of securities and commodities markets, economic, financial and general business conditions prevailing as at the date hereof and the condition and prospects, financial and otherwise, of the Corporation and its subsidiaries and affiliates, as they were reflected in the Information and as they have been represented to GMP in discussions with management of the Corporation. In its analyses and in preparing the GMP Fairness Opinion, GMP made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of GMP or any party involved in the Merger.

GMP is acting as financial advisor to the Corporation and will receive a fee from the Corporation for its services, including the delivery of this GMP Fairness Opinion. In addition, the Corporation has agreed to indemnify GMP, its affiliates and their respective officers, directors, employees, partners, agents, advisors and shareholders against certain liabilities that may arise from the Engagement.

The GMP Fairness Opinion is not, and should not be construed as an independent valuation or appraisal of Nord, or any of the assets or securities thereof. Furthermore, the GMP Fairness Opinion is not, and should not be construed as, advice as to the price at which shares of the Corporation (before or after completion of the Merger) may trade at any future date. This GMP Fairness Opinion is not to be construed as a recommendation to any holder of Common Stock as to whether to vote in favor of the Merger.

The GMP Fairness Opinion has been provided for the use of the Special Committee of the Board of Directors of the Corporation and may not be used by any other person or relied upon by any other person other than the Special Committee and the Corporation without the express prior written consent of GMP. The GMP Fairness Opinion is given as of the date hereof and GMP does not have any obligation to update, revise or affirm this opinion or advise any person of any change in any fact or matter affecting the GMP Fairness Opinion that may come or be brought to GMP’s attention after the date hereof.

GMP believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by GMP, without considering all factors and analyses together, could create a misleading view of the process underlying the GMP Fairness Opinion. The preparation of an opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis

CONCLUSION

Based on and subject to the foregoing, GMP is of the opinion on the date hereof that the Merger Consideration to be received by the holders of shares of Nord Common Stock pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.

Yours very truly,

GMP Securities L.P.

ANNEX D

Appraisal Rights under Section 262 of Delaware Code

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

               a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

               b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

               c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

               d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299,

§§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21.)

ANNEX E

FORM OF HOLDBACK ESCROW AGREEMENT

     This Holdback Escrow Agreement is entered into as of ______________, 2006, by and among Platinum Diversified Mining USA, Inc., a Delaware corporation (the “Buyer”), CuShaman LLC (the “Stockholder Representative”) and American Stock Transfer & Trust Company (the “Escrow Agent”). Capitalized terms not otherwise defined herein shall have the respective monies ascribed to them in their Merger Agreement (as defined below).

     WHEREAS, the Buyer, Platinum Diversified Mining, Inc., a Cayman Islands corporation (“PDM”) and NORD Resources Corporation (the “Company”) have entered into an Agreement and Plan of Merger dated as of October 23, 2006 (the “Merger Agreement”) by and among the Company, PDM, the Buyer and a subsidiary of the Buyer, pursuant to which such subsidiary will be merged (the “Merger”) into the Company which, as the surviving corporation (the “Surviving Corporation”), will become a wholly-owned subsidiary of the Buyer;

     WHEREAS, the Merger Agreement provides that a holdback of $3,000,000 (the “Holdback Amount”) will be established to secure the indemnification obligations under the Merger Agreement to the Indemnified Parties;

     WHEREAS, the Company will advance $250,000 (the “Stockholder Representative Funds”) to the Stockholder Representative to be used by the Stockholder Representative in payment of costs and expenses that may be incurred by the Stockholder Representative in the discharge of its obligations in connection with the Merger Agreement and this Agreement; and

     WHEREAS, the parties hereto desire to establish the terms and conditions pursuant to which such Holdback Amount will be established and maintained.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Establishment of Holdback. By virtue of the approval of the Merger Agreement: (a) the Holdback Amount has been established to secure the indemnification obligations under Article VIII of the Merger Agreement, (b) the Stockholder Representative has been appointed as the representative for the securityholders of the Company receiving consideration pursuant to the Merger Agreement (the “Securityholders”) for purposes of this Agreement and as attorney-in-fact and agent for and on behalf of each Securityholder, (c) the taking by the Stockholder Representative of any and all actions and the making of any decisions required or permitted to be taken or made by the Securityholders under this Agreement has been approved, and (d) all of the other terms, conditions and limitations in this Agreement have been approved.

     2. Escrow and Indemnification.

          (a) Holdback Amount. At or prior to the effective time of the Merger (the “Effective Time”), the Buyer shall deposit with the Escrow Agent, by wire transfer, the Holdback Amount. The Escrow Agent hereby acknowledges receipt of such sum. The Holdback Amount shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto. The Holdback

Amount shall be invested in accordance with Section 4 of this Agreement. The Escrow Agent agrees to hold the Holdback Amount in an escrow account subject to the terms and conditions of this Agreement.

          (b) Indemnification. In Article VIII of the Merger Agreement, the parties thereto have agreed that the Holdback Amount shall be available to indemnify and hold harmless the Indemnified Parties from and against specified Damages (as defined in the Merger Agreement) subject to the limitations, and in the manner provided in the Merger Agreement.

          (c) Transferability. The respective interests of the Securityholders in the Holdback Amount ultimately available for distribution shall not be assignable or transferable, other than by operation of law. Notice of any such assignment or transfer by operation of law shall he given to the Escrow Agent and the Buyer, and no such assignment or transfer shall he valid until such notice is given.

     3. Disbursement of Holdback Amount.

          (a) Disbursement by Escrow Agent. The Escrow Agent shall disburse the Holdback Amount only in accordance with (i) a written instrument delivered to the Escrow Agent that is executed by both the Buyer and the Stockholder Representative and that instructs the Escrow Agent as to the disbursement of some or all of the Holdback Amount, as the case may be, (ii) an order of a court of competent jurisdiction, a copy of which is delivered to the Escrow Agent by either the Buyer or the Stockholder Representative, that instructs the Escrow Agent as to the disbursement of some or all of the Holdback Amount, as the case maybe, (iii) a final written decision of the arbitrator pursuant to Article VIII of the Merger Agreement, a copy of which is delivered to the Escrow Agent by either the Buyer or the Stockholder Representative, that instructs the Escrow Agent as to the disbursement of some or all of the Holdback Amount, as the case maybe, or (iv) the provisions of Section 3(b), Section 4(b) and Section 7(e) hereof.

          (b) Disbursement of Holdback Amount. Within five (5) business days after the date that is six (6) months after the Closing (the “Holdback Amount Termination Date”), the Stockholder Representative and Buyer shall notify the Escrow Agent, in writing, of the Holdback Amount Termination Date and the Escrow Agent shall distribute to the Securityholders all of the Holdback Amount then held in escrow. Notwithstanding the foregoing, if the Buyer has previously delivered to the Escrow Agent a claim notice pursuant to Article VIII of the Merger Agreement and the Escrow Agent has not received written notice of the resolution of the claim covered thereby pursuant to Article VIII of the Merger Agreement, the Escrow Agent shall retain in escrow after the Holdback Amount Termination Date an amount equal to the estimated amount of Damages set forth in such claim notice plus a reasonable estimate by the Buyer of the expenses it expects to incur in connection with resolving the Damages claim. Any funds so retained in escrow shall be disbursed upon the events specified in clauses (i), (ii) or (iii) of Section 3(a) and in accordance with Section 3(d), with the last such event which disburses all remaining funds deemed to be the “Final Distribution Event”.

          (c) Disbursement of Stockholder Representative Funds. Within one (1) business day following the Holdback Amount Termination Date or Final Distribution Event, as applicable, the Stockholder Representative shall remit to the Escrow Agent the balance (the “Net

Stockholder Representative Funds”), if any, of the Stockholder Representative Funds remaining at that time. The Net Stockholder Representative Funds shall be received by the Escrow Agent on the same terms as if they were part of the Holdback Amount and disbursed pursuant to Section 3(d).

          (d) Method of Disbursement. Any distribution of all or a portion of the Holdback Amount to the Securityholders shall be made on a pro rata basis in accordance with the information received by the Escrow Agent pursuant to Section 2.2 of the Merger Agreement, within ten (10) days of the Holdback Termination Date or Final Distribution Event, as applicable, and in accordance with the manner of payment set forth in Section 2.2 of the Merger Agreement. To the extent a Securityholder has not surrendered their Security to the Paying Agent in accordance with Section 2.2 of the Merger Agreement at the time of the distribution, the Escrow Agent shall pay such pro rata amounts to PDM USA in accordance with Section 2.2 of the Merger Agreement and those Securityholders shall look to PDM USA for payment.

     4. Investment of Holdback Amount.

          (a) Permitted Investments. Any monies held in the Holdback Amount shall be invested by the Escrow Agent, to the extent permitted by law and as directed by the Buyer, in (i) obligations issued or guaranteed by the United States of America or any agency or instrumentality thereof; (ii) obligations (including certificates of deposit and bankers’ acceptances) of domestic commercial banks which at the date of their last public reporting had total assets in excess of $500,000,000, (iii) commercial paper rated at least A-1 or P-1 or, if not rated, issued by companies having outstanding debt rated at least AA or Aa and (iv) money market mutual funds invested exclusively in some or all of the securities described in the foregoing clauses (i), (ii) and (iii). Absent receipt of specific written investment instructions from the Buyer, the Escrow Agent shall have no obligation or duty to invest (or otherwise pay interest on) the Holdback Amount. The Escrow Agent shall have no liability for any investment losses, including without limitation any market loss on any investment liquidated prior to maturity in order to make a payment required hereunder.

          (b) Escrow Income. All interest and other income earned from the investment of the Holdback Amount, after deduction of and remittance to Buyer of the amount of any taxes payable by Buyer with respect to such interest and other income (“Escrow Income Taxes”), shall be used to pay fees and expenses of the Escrow Agent described in Section 5 below. The parties agree that, for tax reporting purposes, all Escrow Income Taxes shall be taxable to Buyer. The Buyer agrees to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8, in the case of non-U.S. persons) to the Escrow Agent prior to the date on which any income earned on the investment of the Holdback Amount is credited to the Holdback Amount. Ten days prior to the Holdback Amount Termination Date, Buyer shall submit to the Escrow Agent, with a copy to the Stockholder Representative, a notice specifying the Escrow Income Taxes so payable and showing in reasonable detail the calculation of the applicable Escrow Income Taxes, and Escrow Agent shall remit to Buyer, out of the interest and other income earned on the Holdback Amount, the amount so specified, and Buyer shall be responsible for paying such Escrow Income Taxes to the appropriate taxing authorities.

     5. Fees and Expenses of Escrow Agent. The fees of the Escrow Agent for the services to be rendered by the Escrow Agent hereunder shall be deducted first from the interest and other income on the Holdback Amount and second, if there are any remaining fees owed to the Escrow Agent after payment from the interest and other income, from the Holdback Amount. The Escrow Agent shall also be reimbursed for its reasonable expenses (including reasonable attorney’s fees and expenses) incurred in connection with the performance of its duties under this Agreement in the same manner as the fees owed to the Escrow Agent.

     6. Limitation of Escrow Agent’s Liability.

          (a) Limitation on Liability. The Escrow Agent shall incur no liability with respect to any action taken or suffered by it in reliance upon any notice, direction, instruction, consent, statement or other documents believed by it to be genuine and duly authorized, nor for any other action or inaction, except its own willful misconduct or gross negligence. The Escrow Agent shall not be responsible for the validity or sufficiency of this Agreement or any other agreement referred to herein. In all questions arising under the Escrow Agreement, the Escrow Agent may rely on the advice of counsel, and the Escrow Agent shall not be liable to anyone for anything done, omitted or suffered in good faith by the Escrow Agent based on such advice. The Escrow Agent shall not be required to take any action hereunder involving any expense unless the payment of such expense is made or provided for in a manner reasonably satisfactory to it. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

          (b) Indemnification. The Buyer and the Stockholder Representative, jointly and severally, agree to indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of Escrow Agent, arising out of or in connection with its carrying out of its duties hereunder.

     7. Liability and Authority of Stockholder Representative; Successors and Assignees; Fees and Expenses.

          (a) Limitation on Liability. The Stockholder Representative shall not be liable for any act as Stockholder Representative done or omitted hereunder except as a result of its own wilful misconduct or gross negligence. Any act done or omitted pursuant to the advice of counsel shall not be considered to constitute wilful misconduct or gross negligence and the Stockholder Representative shall have no liability for such act done or omitted. The Securityholders shall severally indemnify the Stockholder Representative and hold such agent harmless against any loss, liability or expense incurred without bad faith on the part of the Stockholder Representative and arising out of or in connection with the acceptance or administration of the Stockholder Representative’s duties hereunder. The Stockholder Representative shall not, by virtue of being the Stockholder Representative, incur any obligation or liability to the Buyer.

          (b) Successor Stockholder Representative. In the event of the dissolution of the Stockholder Representative or the death or permanent disability of the sole member of the Stockholder Representative, or the resignation of the Stockholder Representative as the Stockholder Representative, a successor Stockholder Representative shall be elected by a majority vote of the Securityholders, with each such Securityholder (or his, her or its successors or assigns) to be given a vote equal to the number of votes represented by the shares of stock of the Company held or for which an option or other convertible security could have been exercised by such Securityholder immediately prior to the effective time of the Merger). The successor Stockholder Representative shall have all of the power, authority, rights and privileges conferred by this Agreement upon the original Stockholder Representative, and the term “Stockholder Representative” as used herein shall be deemed to include the successor Stockholder Representative.

          (c) Power and Authority. The Stockholder Representative, shall have full power and authority to represent the Securityholders, and their successors, with respect to all matters arising under this Agreement and all actions taken by the Stockholder Representative hereunder shall be binding upon the Securityholders, and their successors, as if expressly confirmed and ratified in writing by each of them. Without limiting the generality of the foregoing, the Stockholder Representative shall have full power and authority to interpret all of the terms and provisions of this Agreement, to compromise any claims asserted hereunder and to authorize payments to be made with respect thereto, on behalf of the Securityholders and their successors. All actions to be taken by the Stockholder Representative hereunder may he evidenced by a written instrument signed by the Stockholder Representative.

          (d) Reliance by Escrow Agent. The Escrow Agent may rely on the Stockholder Representative as the exclusive agent of the Securityholders under this Agreement and shall incur no liability to any party with respect to any action taken or suffered by it in reliance thereon.

          (e) Fees and Indemnification. The Stockholder Representative shall not be entitled to any fees for his or her services hereunder. The Securityholders shall, severally and not jointly, on a pro rata basis according to their proportionate interest in the Final Net Merger Consideration, indemnify, defend and hold harmless the Stockholder Representative against any loss, damage, liability and expense that may be incurred by the Stockholder Representative arising out of or in connection with his or her duties under this Agreement and the Merger Agreement.

          (f) Cooperation. Buyer shall provide to the Stockholder Representative reasonable access to information about the Company and the reasonable assistance of the Company’s officers and employees for the purpose of performing his or her duties and exercising his or her rights hereunder.

     8. Termination. This Agreement shall terminate upon the disbursement by the Escrow Agent of all of the Holdback Amount in accordance with this Agreement; provided that the provisions of Sections 6 and 7 shall survive such termination.

     9. Successor Escrow Agent. In the event the Escrow Agent becomes unavailable or unwilling to continue in its capacity herewith, the Escrow Agent may resign and be discharged from its duties or obligations hereunder by delivering a resignation to the parties to this Escrow Agreement, not less than 60 days prior to the date when such resignation shall take effect. The Buyer may appoint a successor Escrow Agent without the consent of the Stockholder

Representative so long as such successor is a United States branch of a United States bank with assets of at least $500,000,000, and may appoint any other successor Escrow Agent with the consent of the Stockholder Representative, which shall not be unreasonably withheld. If, within such notice period, the Buyer provides to the Escrow Agent written instructions with respect to the appointment of a successor Escrow Agent and directions for the transfer of the Holdback Amount, as the case may be, then held by the Escrow Agent to such successor, the Escrow Agent shall act in accordance with such instructions and promptly transfer the Holdback Amount to such designated successor. If no successor Escrow Agent is named as provided in this Section 9 prior to the date on which the resignation of the Escrow Agent is to properly take effect, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor Escrow Agent.

     10. General.

          (a) Entire Agreement. Except for those provisions of the Merger Agreement referenced herein, this Agreement constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, with respect to the subject matter hereof.

          (b) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named heroin and their respective successors and permitted assigns.

          (c) Counterparts and Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

          (d) Headings. The section headings contained in this Agreement arc inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (e) Notices. All notices, instructions and other communications hereunder shall he in writing. Any notice, instruction or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to the Buyer:

Platinum Diversified Mining USA, Inc.
152 West 57th Street
54th Floor
New York, NY 10019
Attention: Corporate Secretary
Facsimile: (212) 581-0002

Copy to:

Holland & Hart LLP
555 Seventeenth Street
Suite 3200
Denver, CO 80202
Attention: Kevin W. Johnson
Facsimile: (303) 295-8261

If to the Stockholder Representative:

CuShaman LLC
668 N. Coast Hwy. #171
Laguna Beach, CA 92651
Facsimile: (949) 715-6746

If to the Escrow Agent:

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
Facsimile: (718) 331-1852
Attention: Herbert J. Lemmer

Any party may give any notice, instruction or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, instruction or other communication shall be deemed to have been duly given unless and until it actually is received by the party to whom it is intended. Any party may change the address to which notices, instructions, or other communications hereunder are to he delivered by giving the other parties notice in the manner set forth in this Section.

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

          (g) Amendments and Waivers. This Agreement may be amended only with the written consent of the Buyer, the Escrow Agent and the Stockholder Representative. No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the party giving such waiver. No waiver by any party with respect to any condition, default or hi-each of covenant hereunder shall be deemed to extend to any prior or subsequent condition, default or breach of covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          (h) Submission to Jurisdiction. Each of the parties hereto (i) submits to the jurisdiction of any state or federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) waives any claim of inconvenient forum or other challenge to venue in such court, (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court and (v) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement. Each party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 10(c), provided that nothing in this Section 10(h) shall affect the right of any party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

[Remainder of Page Initially Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Holdback Escrow Agreement to be duly executed on the day and year first above written.

Platinum Diversified Mining USA, Inc.

By:
Name:
Title:

CuShaman LLC, as Stockholder Representative

By:
Ronald Hirsch
Manager

American Stock Transfer & Trust Company

By:
Name:
Title:

[Holdback Escrow Signature Page]

NORD RESOURCES CORPORATION
1 West Wetmore Road, Suite 203
Tucson, Arizona 85705

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Erland A. Anderson and John T. Perry as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Nord Resources Corporation held of record by the undersigned on <>, 2006, at the Special Meeting of Stockholders to be held at [<>], on <>, 2006 or any adjournment or postponement thereof.

SPECIAL MEETING OF STOCKHOLDERS OF
NORD RESOURCES CORPORATION
<><>, 2006

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER: <> ACCOUNT NUMBER: <>
- OR -
TELEPHONE – Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET – Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until
11:59 p.m. Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THESE PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ X ]

	For	Against	Abstain

1.
To adopt the Agreement and Plan of Merger dated as of October 23, 2006, by and among Nord Resources Corporation, Platinum Diversified Mining, Inc., Platinum Diversified Mining USA, Inc. and PDM Merger Corp., and the merger contemplated by the Agreement and Plan of Merger, all as described in the accompanying proxy statement.
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2.
To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.
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In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the special meeting or any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated <>, 2006.

Please date and sign this proxy card and mail it in the enclosed envelope. No postage is required if mailed in the United States.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that the changes to the registered name(s) on the account may not be submitted via this method.

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Signature of Stockholder:	Signature of Stockholder:
Date:	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.